UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Energy Fuels Inc.
(Name of Registrant as specified in its charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement), if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

ENERGY FUELS INC.

MANAGEMENT INFORMATION CIRCULAR
April 2, 2021

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY MAY 26, 2021

LETTER FROM THE INDEPENDENT CHAIR

DEAR FELLOW SHAREHOLDERS,

On behalf of Energy Fuels' Board of Directors, I am pleased to invite you to the 2021 annual and special meeting of shareholders, to be held on May 26, 2021 by way of a live audio webcast with integrated slides and real-time balloting.

We at Energy Fuels believe the health and safety of our employees, directors and shareholders is of the utmost importance and, in light of the continued risks posed by the coronavirus ("COVID-19") pandemic, have decided to host an entirely virtual meeting of shareholders for the second year in a row. We were pleased with last year's virtual meeting, and we are confident that a virtual format will continue to enable a broader range of meaningful shareholder participation, by providing you with a level of convenience and accessibility only recently offered. Our Management Information Circular, which you will find starting on page 1, offers useful information regarding this year's items of business, as well as details on how to attend and participate in the virtual meeting, and how to cast your vote by form of proxy or virtually during the meeting.

WHO WE ARE

Energy Fuels has been the leading U.S. producer of both uranium and vanadium since 2017, and, from 2006 to date, Energy Fuels' assets have produced approximately 34% of all U.S. uranium produced during that period. In fact, Energy Fuels' current assets produced more than two times the total uranium produced by all other U.S uranium companies combined over that period, other than Cameco Corporation, which was the largest U.S. producer.

Energy Fuels has also made exceptional strides in entering the commercial rare earth element ("REE") business. Indeed, we are planning to commence the commercial production of a mixed REE carbonate as a byproduct of our uranium recovery process in 2021. We are also evaluating the potential to separate individual REE oxides from mixed REE carbonates at our White Mesa Mill in Utah (the "Mill"), and in future years we expect to evaluate the potential to produce REE metals and metal alloys at the Mill or elsewhere in the U.S. or Europe.

REEs are a group of 17 chemical elements used in clean energy, defense and other advanced technologies, including electric vehicles, wind energy, consumer electronics, advanced magnets, automotive components, lasers, communications technology, and numerous other applications. According to a 2017 report by the United States Geological Survey, China has controlled more than 90% of the global supply of REEs since the late-1990s and often threatens to restrict exports of critical REE materials to the U.S.

Removal and recovery of the uranium and other radionuclides from REE ores is the key aspect of Energy Fuels' value proposition, as many of the producers of the highest grade and highest value REE-bearing minerals are not able to handle uranium from a technical or regulatory standpoint, including such minerals produced in the U.S. The Mill has a 40-year history of responsibly handling, processing and recycling uranium-bearing materials. Therefore, we have the potential to solve one of the most significant issues in competing with China in the rare earth industry: properly and cost effectively handling uranium and other radionuclides. As a result, the Mill has the potential to provide a crucial link in a commercially viable U.S REE supply chain.

Beyond uranium and rare earths, Energy Fuels is also the largest conventional producer of vanadium in the U.S. We produce vanadium as market conditions warrant. We have significant high-grade vanadium resources in several of our uranium mines near the Colorado-Utah border, along with a separate high-purity vanadium production circuit at the Mill. Vanadium, which today is mainly used in the steel, aerospace, and chemical industries, also contributes to environmental sustainability, as this critical mineral is seeing considerable interest in next generation, grid-scale batteries that store energy generated from renewable sources. Moreover, our 1.8 million pounds of 2019 vanadium production came from tailings recycling at the Mill. We currently hold approximately 1.7 million pounds of vanadium product in inventory, which puts us in a good position to take advantage of increases in the price of vanadium, which we are observing now with prices up approximately 60% between December 31, 2020 and March 12, 2021.

i

While we are proud of our achievements within the domestic uranium, vanadium and rare earth industries, we are even prouder of our records of safety and environmental sustainability. Uranium is the fuel for carbon-free, emission-free baseload nuclear power - one of the cleanest forms of energy in the world. The very heart of our business - uranium production - helps address global climate change, reduces air pollution, and makes the world a healthier and cleaner place. Rare earth and vanadium products are also the raw materials used to make several clean energy technologies possible, including electric vehicles, grid-scale batteries and renewable energy technologies.

Uranium, vanadium and REEs are all considered "critical minerals" by the U.S. government, due to their importance to critical clean energy and technology industries in the U.S and to U.S defense needs. The production of these critical minerals at the Mill represents complementary businesses because they each rely on the Mill's unique licensed capability, and the expertise, to deal with the radioactive components of the minerals. Energy Fuels intends to further each of these complementary businesses as we work to advance our position as a "Critical Minerals Hub" for the U.S.

Over the years, Energy Fuels has consolidated some of the best critical mineral properties in the U.S. We have become a leader in U.S. uranium production thanks to thoughtful strategies designed to boost future production scalability, reduce production costs, increase resource holdings, and provide opportunities for cash-flow diversification. Our portfolio is truly unique, featuring more production capacity, licensed mines and processing facilities, and in-ground uranium resources than any other U.S. producer. We also boast diverse cash-flow generating opportunities, including vanadium production, uranium recycling, and REE processing, and assisting in government-led efforts to cleanup abandoned uranium mines on the Navajo Nation and other mines in the western region of the U.S.

We demonstrate our commitment to environmental protection, not only through extensive environmental monitoring and compliance, but also through our uranium and vanadium recycling programs. In addition to producing uranium from our mines, we recycle other companies' uranium-bearing materials (known as alternate feed materials) for the extraction of uranium that would otherwise be lost to disposal. In 2019, for the first time, we produced high-purity vanadium product by recycling existing tailings solutions at the Mill. We are a company that cares, and we believe it shows in everything we do.

We encourage you to read our comprehensive Sustainability Report, as well as our corporate policies on corporate governance and social and environmental responsibility. These documents, which are available on our corporate website (https://www.energyfuels.com/governance), provide detailed information on our expansive environmental and safety initiatives, and describe in detail the tangible ways we are helping to address some of the world's most pressing environmental problems.

As a Board, we strive to achieve the highest levels of accountability and sound corporate governance practices. This is the foundational pillar on which everything we do is built, and we believe it is essential for the long-term success of Energy Fuels and for maximizing shareholder value.

VISION

Energy Fuels' vision - what we stand for and what we are striving every day to accomplish - is to:

a) Advance our Position as a "Critical Minerals Hub" in the United States and around the World

i. Uranium

o Maintain our position as the leading U.S. producer of uranium as markets improve in the future, thereby maintaining our optionality to increase production in response to increases in the price of uranium;

o Grow our Company into a low-cost, mid-tier global uranium producer by expanding our existing production base through exploration and development, and by acquiring additional uranium assets in the U.S. or elsewhere around the world, thus improving the quality of our assets; and

o Consolidate and rationalize our existing uranium property portfolio as appropriate.

ii. Rare Earth Elements

  Become the largest and lowest cost non-Chinese producer of REE carbonate; and
  The success of the Company's REE initiatives permitting, produce REE oxides, REE metals and metal alloys ultimately supplying at least 50% of U.S. requirements.

iii. Vanadium

o Maintain our position as the leading U.S. primary producer of vanadium, as markets improve in the future, thereby preserving our optionality to increase production in response to increases in vanadium prices;

o Continue to improve our cost competitiveness by optimizing both processing and mining; and

o Grow the vanadium business in the future to the extent warranted by market conditions.

b) Become a Major Contributor to Abandoned Uranium Mine Clean-up Activities

Energy Fuels' goal is to become a major contributor in the clean-up of abandoned, Cold War era, government sponsored uranium mines on the Navajo Nation and elsewhere in the U.S.

c) Continue to Prioritize Sustainability and Environmental Stewardship

Energy Fuels will continue to pursue its sustainability objectives at all times by:

i. Playing a growing part in the global effort to combat climate change and improve air quality, through the responsible U.S. production of uranium, vanadium and REEs;

ii. Recycling materials for the recovery of valuable uranium, vanadium and rare earths, which would otherwise be lost to direct disposal, thereby reducing the need for mining and reducing carbon emissions;

iii. Expanding our contributions to the clean-up of legacy Cold War era uranium mines in the U.S.;

iv. Building and operating our facilities in compliance with, and meeting or exceeding, the standards in all applicable laws and regulations of the jurisdictions in which we operate;

v. adopting and adhering to standards that are protective of human health and the environment at all of our facilities;

vi. being sensitive to the environmental and social issues which may impact our stakeholders, including minority and Indigenous populations, local landholders and the communities in which we operate;

vii. encouraging the ongoing development of sound programs of sustainability in the communities in which we operate;

viii. keeping radiation health and safety hazards and environmental risks as low as reasonably achievable; and

ix. always striving for and being committed to the very best outcomes possible in every situation that presents.

We are proud to play a growing part in global efforts to combat global climate change, reduce air pollution, and promote environmental responsibility.

CORE VALUES

In every facet of our business, our core values are:

a) Environmental Stewardship

Safety, health and protection of the environment are of paramount importance to Energy Fuels. We are committed to the highest standards of corporate responsibility and environmental protection. We operate our facilities in a manner that puts the safety of our workers, contractors, communities, environment, and principals of sustainable development above all else. Whenever issues of safety conflict with other corporate objectives, safety shall be the first consideration.

b) Governance

Energy Fuels is committed to the highest standards of corporate governance and practice with strict adherence to all applicable laws and regulations. We review our practices on a regular basis to ensure that our standards are up-to-date and in full compliance with the industry's evolving rules, regulations, and best practices, including:

• Majority Director Independence;

• Strong Board Composition and Increased Diversity;

• Ethical Business Conduct;

• Proper Trading Practices; and

• Financial, Mining and Environmental Sustainability Expertise.

c) U.S. National & Economic Security

The Mill is the only operating uranium mill in the U.S., the only primary production facility for vanadium in the U.S., and is soon to be the only domestic production facility for mixed REE carbonate and potentially other downstream, value-added REE products. Uranium, vanadium and REEs are considered to be critical minerals by the U.S. government at this time. Energy Fuels recognizes the importance of the Mill and its other ISR facilities and mines to U.S. national security objectives, and will, to the extent practicable, maintain and operate those facilities in a manner consistent with those objectives.

2020 SUCCESSES

We are proud to share with you some of our key successes in 2020:

  At December 31, 2020, we had $40.2 million of working capital, including $22.4 million of cash and marketable securities and $27.6 million of inventory, including approximately 690,700 pounds of uranium and 1,672,000 pounds of high-purity vanadium in the form of immediately marketable product produced by the Company at its facilities;

  On October 6, 2020, we announced we were debt free, following the full retirement of all of our Cdn$20,860,000 floating rate convertible unsecured subordinated debentures;

  During 2020, uranium production totaled approximately 196,500 pounds of U3O8, and vanadium production totaled approximately 67,000 pounds of V2O5;

  On April 13, 2020, we announced our entry into the REE business. By October 2020, we had produced, on a pilot-scale, an intermediate REE product (mixed REE carbonate) from natural REE- and uranium-bearing monazite sands at the Mill. Significant quantities of monazite are currently mined as a byproduct of heavy mineral sand operations that primarily recover zircon and titanium in the U.S. and elsewhere in the world. In December 2020, we announced that we were entering commercial production of mixed REE carbonate in 2021 following the completion of an agreement on December 14, 2020 to purchase a minimum of 2,500 tons of monazite per year for three years from a facility located in Georgia, U.S. owned by The Chemours Company ("Chemours"). This agreement also laid the groundwork for one of our most recent successes - our launch of a new U.S.-European REE production initiative with Neo Performance Materials ("Neo Performance"), as announced in March of this year. The initiative is expected to produce value-added REE products from natural monazite sands. We will process the monazite sands into a mixed REE carbonate at the Mill and sell this product as feed material for Neo Performance's value-added separated REE production plant in Europe;

  We are continuing to evaluate developing our own REE separation and other value-added U.S. REE production capabilities at the Mill in the future;

  No material uranium sales were completed during the year, and we are strategically maintaining our uranium inventory for future sales in anticipation of higher uranium prices, potentially as a result of the proposed creation of the strategic national U.S. Uranium Reserve (the "Uranium Reserve") or due to generally improved uranium market conditions;

  We completed no material vanadium sales during the year. At this time, we expect to maintain our V2O5 inventory for sale in the future to capitalize on potential future price increases in vanadium markets. Vanadium prices are currently increasing, and as of March 12, 2021, the mid-point spot price of V2O5 in Europe had increased roughly 60% since December 31, 2020;

  On December 21, 2020, the U.S. Congress passed an omnibus appropriation bill that included $75 million to create the proposed Uranium Reserve. The President signed the bill into law on December 27, 2020. This funding opens the door for the U.S. government to purchase domestically produced uranium to guard against potential commercial and national security risks presented by the United States' near total reliance on imported uranium;

  On September 14, 2020, the U.S. Department of Commerce ("DOC") obtained Russia's agreement to extend limits on uranium imports into the U.S. through 2040 under an extended Russian Suspension Agreement ("RSA"). The DOC won important concessions from Russia, including lower quotas, allowing only a portion of the quotas to be used for the sale of U3O8 and conversion, and strict controls on returned feed under Russian enrichment service contracts;

  Our management team was streamlined in order to reduce costs, flatten the organizational structure, and focus on the ongoing growth of a new generation of U.S. uranium and REE professionals; and

  On December 21, 2020, we published our first Sustainability Report describing our ongoing commitment to the environment, worker health, public safety and social responsibility. The report highlights our increasing role in combatting climate change through producing and recycling carbon-free energy resources. The Sustainability Report is publicly available on our website, found here.

It is in light of these continued efforts and successes that we urge you to take the time to participate in this year's Proxy vote, where your input as a shareholder is greatly valued. The Board of Directors and I thank you for your continued support.

Sincerely,

/s/ J. Birks Bovaird

J. Birks Bovaird, Chair

v

ENERGY FUELS INC. NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 26, 2021

TO THE HOLDERS OF COMMON SHARES:

Notice is hereby given that an annual and special meeting (the "Meeting") of the holders of common shares of Energy Fuels Inc. (the "Company") will be held by way of a live audio webcast at https://web.lumiagm.com/255057223 using the password "ef2021" (case sensitive) on Wednesday, May 26, 2021 at 10:00 a.m. (Denver time) for the following purposes:

1. to elect directors of the Company;

2. to appoint the auditors of the Company and to authorize the directors to fix the remuneration of the auditors;

3. to consider and, if deemed advisable, pass an ordinary resolution amending and extending the Company's Omnibus Equity Incentive Compensation Plan for a further three-year term;

4. to consider and, if deemed advisable, pass an ordinary resolution ratifying and approving the Company's Shareholder Rights Plan for a three-year term; and

5. to consider and, if deemed advisable, pass an ordinary resolution ratifying and approving an amendment to the Company's by-laws

The health and safety of the Company's employees, directors and shareholders are of the utmost importance and, in light of the continued risks posed by the COVID-19 pandemic, the Company will be hosting an entirely virtual annual and special meeting of shareholders in 2021.

The Meeting will be conducted as a virtual meeting of shareholders by way of a live audio webcast through the Lumi/AST Virtual AGM platform (the "Virtual Platform"). You can attend the Meeting online at https://web.lumiagm.com/255057223 by clicking "I have a control number" and then entering your unique 13-digit control number located on your Notice of Internet Availability of Proxy Materials (the "Notice") and the password "ef2021" (case-sensitive). You will have the ability to submit questions during the Meeting via the Meeting website. Guests in attendance at the virtual meeting will also be able to submit questions directly through the Virtual Platform, which may be answered at the Company's discretion during the course of the Meeting.

If you choose to vote at the virtual Meeting rather than through the use of the provided form of proxy and below instructions, or should you desire to vote at the virtual Meeting after completing and submitting the form of proxy, thereby overriding your selections contained therein, you are able to do so through the Virtual Platform by voting on the left-hand side of the screen or as otherwise directed during the Meeting, which will become available to you when the voting portion of the Meeting opens. Your results will be instantaneously tabulated and included in the final Scrutineer's Report, which will become available to the Company once the voting portion of the virtual Meeting has closed. See "Instructions for the Virtual Meeting" on page 6 of the accompanying Management Information Circular (the "Circular") for detailed instructions on how to vote at the virtual Meeting.

The Circular provides additional information relating to the matters to be dealt with at the Meeting, including detailed instructions for the virtual Meeting, and forms a part of this Notice.

The Company has elected to provide a Notice of Internet Availability of Proxy Materials pursuant to 17 CFR § 240.14a-16 ("Rule 14a-16") under the Exchange Act of 1934, as amended (the "1934 Act" or "Exchange Act"). In doing so, the Company is deemed to be in compliance with Canadian National Instrument 51-102, Section 9.1.5 - Compliance with SEC Notice-and-Access Rules ("NI 51-102"), because the Company (a) is subject to, and complies with, Rule 14a-16 under the 1934 Act; and (b) residents of Canada do not own, directly or indirectly, outstanding voting securities carrying more than 50% of the votes for the election of directors, and none of the following apply: (i) the majority of the executive officers or directors of the Company are residents of Canada; (ii) more than 50% of the consolidated assets of the Company are located in Canada; or (iii) the business of the Company is administered principally in Canada.

The notice-and-access provisions of Rule 14a-16 are a set of rules developed by the United States Securities and Exchange Commission (the "SEC") that reduce the volume of materials that must be physically mailed to shareholders by allowing the Company to post the Circular and any additional materials online. Beneficial Owners will be sent the Notice at least 40 calendar days prior to the Meeting date, including instructions on how to access all materials identified in the Notice, which will be publicly accessible and free of charge on the Company's website as specified in the Notice. Security holders may choose to additionally receive a paper or e-mail copy of (i) the proxy materials, including the Notice, Circular, and Form of Electronic Proxy Card; and (ii) the Company's Annual Report on Form 10-K, at no charge, with the Notice specifying that security holders should make their requests by no later than May 14, 2021 in order to facilitate timely delivery. Except where specific requests are made in accordance with the provided instructions, all such documents will be available online only and security holders will not receive a paper or e-mail copy of the proxy materials, other than the Notice.

Please review the Circular carefully and in full prior to voting, as the Circular has been prepared to help you make an informed decision on the matters to be acted upon. The Circular is available on the website of the Company's transfer agent, American Stock Transfer & Trust Company, LLC at http://www.astproxyportal.com/ast/23865/, and under the Company's SEDAR profile at www.sedar.com and on EDGAR at www.sec.gov. Any shareholder who wishes to receive a paper copy of the proxy materials or Annual Report on Form 10-K should contact American Stock Transfer & Trust Company, LLC at 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers outside of the United States) or by e-mail to info@astfinancial.com or online at https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials. Shareholders may also use the toll-free number noted above to obtain additional information about the Notice of Internet Availability of Proxy Materials.

Shareholders who cannot attend the virtual Meeting may vote by proxy. Instructions on how to complete and return the proxy are provided with the form of proxy and are described in the Circular. To be valid, proxies must be received by American Stock Transfer & Trust Company, LLC by mail if a proxy card is requested in advance, in the envelope provided; or toll-free by telephone to 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries (please have your proxy card available when you call); or by internet voting through www.voteproxy.com by following the on-screen instructions or by scanning the QR code located on your Proxy Voting Instructions with your smartphone; or through an e-Consent if you enroll with AST at www.astfinancial.com, in each case by no later than 11:59 p.m. (Eastern Daylight Time, or "EDT") on May 25, 2021, or if the Meeting is adjourned, no later than 11:59 p.m. (EDT) on the day just prior to the day on which the Meeting is adjourned.

We encourage you to log into the Meeting at least 15 minutes prior to the commencement of the Meeting. You may begin to log into the Meeting Virtual Platform beginning at 9:00 a.m. (Mountain Daylight Time, or "MDT") on May 26, 2021. The Meeting will begin promptly at 10:00 a.m. (MDT) on May 26, 2021. If you encounter any difficulties with the Virtual Platform on the day of the Meeting, please go to https://go.lumiglobal.com/faq for frequently asked questions and click on the support button for assistance or please call AST at 1-866-751-6315 (within North America) or 1-212-235-5754 (outside of North America). Support will be available starting at 7 am (MDT) on May 26, 2021 and will remain available until the Meeting has finished.

Dated in Lakewood, Colorado, USA this 2nd day of April 2021.

BY ORDER OF THE BOARD

/s/ Mark S. Chalmers
President and Chief Executive Officer

MANAGEMENT INFORMATION CIRCULAR OF ENERGY FUELS INC.
(the "Circular")

APPENDIX "A" - 2021 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN

APPENDIX "B" - SHAREHOLDER RIGHTS PLAN AGREEMENT

APPENDIX "C" - BY-LAW NO. 3

MANAGEMENT INFORMATION CIRCULAR

The information contained in this management information circular ("Circular") is furnished in connection with the solicitation of proxies to be used at the annual and special meeting of shareholders of Energy Fuels Inc. (the "Company") to be held by way of a live audio webcast through the Lumi/AST Virtual AGM platform (the "Virtual Platform") at https://web.lumiagm.com/255057223, password "ef2021" (case-sensitive), on Wednesday, May 26, 2021 at 10:00 a.m. (MDT) (the "Meeting"), and at all adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The health and safety of the Company's employees, directors and shareholders are of the utmost importance and, in light of the continued risks posed by the coronavirus ("COVID-19") pandemic, the Company will be hosting an entirely virtual annual and special meeting of shareholders in 2021.

The Meeting will be conducted solely as a virtual meeting of shareholders via a live audio webcast through the Virtual Platform. You can attend the Meeting online at https://web.lumiagm.com/255057223 by clicking "I have a control number" and entering your unique 13-digit control number located on your Notice of Internet Availability of Proxy Materials (the "Notice"), followed by the password "ef2021" (case-sensitive). You will have the ability to submit questions during the Meeting via the Virtual Platform. See "Instructions for the Virtual Meeting," below. It is expected that the solicitation will be made primarily by mail on or about April 9, 2021, but proxies may also be solicited personally by directors, officers or regular employees of the Company. The solicitation of proxies by this Circular is being made by or on behalf of management of the Company. The total cost of the solicitation will be borne by the Company.

Except as otherwise indicated, information in this Circular is given as of March 31, 2021.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the form of proxy accompanying this Circular are officers and/or directors of the Company ("Management Nominees"). A shareholder of the Company has the right to appoint a person other than the persons specified in such form of proxy and who need not be a shareholder of the Company to attend and act for the shareholder and on the shareholder's behalf at the Meeting. Such right may be exercised by striking out the names of the persons specified in the proxy, inserting the name of the person to be appointed in the blank space provided in the proxy, signing the proxy and returning it in the reply envelope in the manner set forth in the accompanying Notice of Meeting.

Shareholders who wish to appoint a person other than the Management Nominees identified in the form of proxy or voting instruction form (including a non-registered shareholder who wishes to appoint themselves to attend the virtual Meeting) must carefully follow the instructions in this Circular and on their form of proxy or voting instruction form. These instructions include the additional step of registering such proxyholder with our transfer agent, American Stock Transfer & Trust Company, LLC ("AST"), after submitting the form of proxy or voting instruction form. Failure to register the proxyholder with AST will result in the proxyholder not receiving a control number to participate in the virtual Meeting and only being able to attend as a guest. Guests will be able to listen and submit written questions to the virtual Meeting but will not be able to vote.

You must complete the additional step of registering the proxyholder by calling AST at 1-866-751-6315 (within North America) or 1-212-235-5754 (outside of North America) by no later than 12:00 pm (noon) EDT) on May 24, 2021.

A shareholder of the Company who has given a proxy may revoke it by an instrument in writing, including another completed form of proxy, executed by the shareholder or the shareholder's attorney authorized in writing, deposited at the registered office of the Company, or at the offices of AST by mail to 6201 15th Ave., Brooklyn, New York 11219 or by fax to 1-866-781-3111 (toll-free) or 416-368-2502 or by email to proxyvote@astfinancial.com, or by telephone to 1-888-489-5760, or by internet voting through www.voteproxy.com, up to 12:00 p.m. (noon) (EDT) on the second business day preceding the date of the Meeting, or any adjournment thereof.

VOTING OF SHARES REPRESENTED BY MANAGEMENT PROXIES

The Management Nominees named in the enclosed form of proxy will vote the common shares in respect of which they are appointed by proxy on any ballot that may be called for in accordance with the instructions thereon. If a shareholder of the Company specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such instructions, such shares will be voted in favor of each of the matters referred to herein.

The enclosed form of proxy confers discretionary authority upon the Management Nominees named therein with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters, if any, which may properly come before the Meeting. At the date of this Circular, the management of the Company knows of no such amendments, variations, or other matters to come before the Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgement of the named proxy holder.

VOTING BY NON-REGISTERED SHAREHOLDERS

Only registered shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, common shares owned by a person (a "non-registered owner") are registered either (a) in the name of an intermediary (an "Intermediary") that the non-registered owner deals with in respect of the common shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited in Canada ("CDS"), or The Depository Trust Company in the United States) of which the Intermediary is a participant.

In accordance with applicable laws, non-registered owners who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own ("Non-Objecting Beneficial Owners," or "NOBOs") will receive by mail a letter from the Company with respect to the Notice of Internet Availability of Proxy. This Circular and the Notice of Meeting may be found at and downloaded from http://www.astproxyportal.com/ast/23865/.

NOBOs who have standing instructions with the Intermediary for physical copies of this Circular will receive by mail the Notice of Internet Availability of Proxy, this Circular and the Notice of Meeting.

Intermediaries are required to forward the Notice of Internet Availability of Proxy to non-registered owners who have advised their Intermediary that they object to the Intermediary providing their ownership information ("Objecting Beneficial Owners," or "OBOs") unless an OBO has waived the right to receive them. Often, Intermediaries will use service companies to forward proxy-related materials to OBOs. Generally, OBOs who have not waived the right to receive proxy-related materials will either:

(a) be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the OBO but which is not otherwise completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the non-registered owner when submitting the proxy. In this case, the OBO who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified; or

(b) be given a Voting Instruction Form which the Intermediary must follow. The OBO should properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit non-registered owners to direct the voting of the common shares they beneficially own. Should a non-registered owner who receives either form of proxy wish to vote at the virtual Meeting if a ballot is called, the non-registered owner should strike out the persons named in the form of proxy and insert the non-registered owner's name in the blank space provided. Non-registered owners should carefully follow the instructions of their Intermediary including those regarding when and where the form of proxy or Voting Instruction Form is to be delivered.

Management of the Company does not intend to pay for Intermediaries to forward the Notice of Internet Availability of Proxy to OBOs. An OBO will not receive the Notice and Access Package unless the Intermediary assumes the cost of delivery.

BROKER NON-VOTES

In the United States, brokers and other intermediaries holding shares in street name for their customers are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the securities at their discretion on routine matters, but not on non-routine matters. Other than the proposal for the appointment of KPMG LLP as our auditors for the fiscal year ended December 31, 2021, all of the other matters to be voted on at the Meeting are non-routine matters and brokers may not vote the securities held in street name for their customers in relation to these items of business without direction from their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any securities represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors or any other matter to be voted on at the Meeting, except to the extent that the failure to vote for an individual nominee results in another individual receiving a larger proportion of votes cast for the election of directors. For purposes of the Company's majority voting policy, a broker non-vote is not considered to be a vote withheld.

DISTRIBUTION OF MEETING MATERIALS TO NON-OBJECTING BENEFICIAL OWNERS

The Notice of Internet Availability of Proxy is being sent to both registered and non-registered owners of the securities using notice and access pursuant to applicable laws. Electronic copies of this Circular and the Notice of Meeting may be found and downloaded from http://www.astproxyportal.com/ast/23865/. If you are a NOBO, and the Company or its agent has sent the Notice of Internet Availability of Proxy directly to you, your name, address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

The Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering the Notice of Internet Availability of Proxy to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The authorized capital of the Company consists of an unlimited number of common shares (“Common Shares”), an unlimited number of preferred shares issuable in series, and an unlimited number of Series A preferred shares. On November 5, 2013, the Company consolidated the then outstanding common shares on the basis of one post-consolidation share for every fifty pre-consolidation shares (the “Consolidation”). All share information in this Circular for periods prior to the Consolidation have been adjusted to give effect to the Consolidation. No fractional common shares were issued pursuant to the Consolidation. As of March 31, 2021, the Company had issued and outstanding 140,816,496 Common Shares and no preferred shares.

The Company will make a list of all persons who are registered holders of Common Shares as of the close of business on March 31, 2021 (the "Record Date") and the number of Common Shares registered in the name of each person on that date. Each shareholder as of the Record Date is entitled to one vote for each Common Share registered in his or her name as it appears on the list on all matters which come before the Meeting.

To the knowledge of the directors and Senior Executive Officers (as defined herein) of the Company, as of March 31, 2021, no person beneficially owns or exercises control or direction over securities carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to be voted at the Meeting. See “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters,” below.

INSTRUCTIONS FOR THE VIRTUAL MEETING

This year, the Meeting will be in a completely virtual format. There will be no physical Meeting location. The Meeting will be conducted by way of a live audio webcast through the Virtual Platform with integrated slides and real-time balloting.

Instructions on Voting at the Meeting:

Registered shareholders and duly appointed proxyholders will be able to attend the virtual Meeting and vote in real time, provided they are connected to the internet and follow the instructions in this Circular. Non-registered shareholders who have not duly appointed themselves as proxyholder will be able to attend the virtual Meeting as guests but will not be able to vote at the virtual Meeting.

Shareholders who wish to appoint a person other than the Management Nominees identified in the form of proxy or voting instruction form (including a non-registered shareholder who wishes to appoint themselves to attend the virtual Meeting) must carefully follow the instructions in this Circular and on their form of proxy or voting instruction form. These instructions include the additional step of registering such proxyholder with our transfer agent, AST, after submitting the form of proxy or voting instruction form. Failure to register the proxyholder with AST will result in the proxyholder not receiving a control number to participate in the virtual Meeting and only being able to attend as a guest. Guests will be able to listen to and submit written questions in the virtual Meeting but will not be able to vote.

We encourage you to log into the Meeting at least 15 minutes prior to the commencement of the Meeting. You may begin to log into the Meeting Virtual Platform beginning at 9:00 a.m. (MDT) on May 26, 2021. The Meeting will begin promptly at 10:00 a.m. (MDT) on May 26, 2021.

How to Vote:

You have two ways to vote your shares:

o by submitting your form of proxy or other voting instruction form as per instructions indicated; or

o during the Meeting by online ballot, when called for, through the Virtual Platform.

Registered shareholders and duly appointed proxyholders (including non-registered shareholders who have duly appointed themselves as proxyholder) that attend the Meeting online will be able to vote by completing a ballot online, when called for, during the Meeting through the Virtual Platform.

Guests (including non-registered shareholders who have not duly appointed themselves as proxyholder) can log into the Meeting as set out below. Guests will be able to listen and submit written questions to the Meeting but will not be able to vote during the Meeting.

To Access and Vote at the Virtual Meeting:

o Step 1: Log into the Virtual Platform online at https://web.lumiagm.com/255057223

o Step 2: Follow these instructions:

Registered shareholders: Click "I have a control number" and then enter your unique 13-digit control number and password "ef2021" (case-sensitive). The 13-digit number located on the Notice of Internet Availability of Proxy Materials received from AST is your control number. If you use your control number to log into the Meeting, any vote you cast at the Meeting will revoke any proxy you previously submitted. If you do not wish to revoke a previously submitted proxy, you should not vote during the Meeting.

Duly appointed proxyholders: Click "I have a control number" and then enter your unique 13-digit control number and the password "ef2021" (case sensitive). Proxyholders who have been duly appointed and registered with AST as described in this Circular will receive a control number by email from AST after the proxy voting deadline has passed.

Guests: Click "Guest" and then complete the online form.

It is your responsibility to ensure internet connectivity for the duration of the Meeting and you should allow ample time to log into the Virtual Platform before the Meeting begins.

Non-Registered Shareholders/Appointees Obtaining a Control Number to Vote During the Meeting:

You must complete the additional step of registering the proxyholder by calling AST at 1-866-751-6315 (within North America) or 1-212-235-5754 (outside of North America) by no later than 12:00 pm (noon) (EDT) on May 24, 2021. Failing to register your proxyholder online will result in the proxyholder not receiving a control number, which is required to vote at the Meeting.

Non-registered shareholders who have not duly appointed themselves as proxyholder will not be able to vote at the Meeting but will be able to participate as a guest.

Submission of Questions:

You may submit questions during the Meeting, whether a registered shareholder, duly appointed proxyholder or guest. Once logged into the Virtual Platform at https://web.lumiagm.com/255057223, you may type and submit any questions you have where indicated.

Questions pertinent to Meeting matters will be answered during the Meeting, subject to time constraints and at management's discretion. Questions regarding personal matters or questions that are not pertinent to Meeting matters will not be answered.

If you encounter any difficulties with the Virtual Platform on the day of the Meeting, please go to https://go.lumiglobal.com/faq for frequently asked questions and click on the support button for assistance or please call AST at 1-866-751-6315 (within North America) or 1-212-235-5754 (outside of North America). Support will be available starting at 7:00 am (MDT) on May 26, 2021 and will remain available until the Meeting has finished.

PARTICULARS OF MATTERS TO BE ACTED UPON AT THE MEETING

Proposal 1 - Election of Directors

The board of directors of the Company (the "Board") may consist of a minimum of three and a maximum of fifteen directors, who are elected annually. The Board is currently composed of eight directors, and management is proposing that eight directors be elected at the Meeting.

The Company has adopted an advance notice requirement in its by-laws for nominations of directors by shareholders. Among other things, the advance notice requirement fixes a deadline by which shareholders must submit to the Company a notice of director nominations prior to any annual or special meeting of shareholders at which directors are to be elected and sets forth the information that a shareholder must include in the notice for it to be valid. As of the date hereof, the Company has not received notice of any director nominations in connection with the Meeting. As the date to receive notice for a director nomination has passed, no director nominations may be made other than those set out in this Circular.

Shareholders will vote for the election of each individual director separately. The Company has adopted a majority voting policy for the election of directors whereby, in an uncontested election, any nominee who receives a greater number of shares withheld from voting than shares voted in favor of his or her election is expected to tender his or her resignation to the Board, to take effect upon acceptance by the Board. The Board will, within 90 days of the Meeting, determine whether to accept any such offer to resign, and such resignation will be accepted other than in extraordinary circumstances.

There have been no material changes to the procedures by which the Company's security holders may recommend nominees to the Company's Board of Directors since the Company's last Proxy Statement on Schedule 14A for the year ended December 31, 2019.

The following table provides the names of and information for the nominees for election as directors of the Company (the "Nominees"). The persons named in the enclosed form of proxy intend to vote "FOR" the election of each of the Nominees. Management does not contemplate that any of the Nominees will be unable to serve as a director. All directors so elected will hold office until the next annual meeting of shareholders or until their successors are elected or appointed unless their office is vacated earlier in accordance with the by-laws of the Company or the provisions of the Business Corporations Act (Ontario). Unless otherwise indicated, the address of each director in the table set forth below is: care of Energy Fuels Inc., 225 Union Blvd., Suite 600, Lakewood, Colorado, USA 80228.

Name and Municipality of Residence	Office Held	Director Since(1)	Principal Occupation, if different than Office Held	Age
J. Birks Bovaird(2) Toronto, Ontario, Canada	Chair and Director	2006	Consultant, providing advisory services to natural resource companies	73
Mark S. Chalmers(4) Arvada, Colorado, USA	President, Chief Executive Officer and Director	2018	Same	63
Benjamin Eshleman III(3)(5) Corpus Christi, Texas, USA	Director	2017	Self-employed businessman; President and Chief Executive Officer of Mesteña, LLC	65
Barbara A. Filas(3)(4) Grand Junction, Colorado, USA	Director	2018	Professor of Practice, Mining Engineering Department, Colorado School of Mines; Director, Austin Gold Corp.	65
Bruce D. Hansen(2)(5) Golden, Colorado, USA	Director	2007	Retired Former Mining Executive; Director, ASA Gold and Precious Metals Ltd.	63
Dennis L. Higgs(4) Vancouver, British Columbia, Canada	Director	2015	Self-employed businessman; Chair and Director, Nevada Exploration Inc.	63
Robert W. Kirkwood(3)(5) Casper, Wyoming, USA	Director	2017	Co-owner and Managing Member, Kirkwood Oil & Gas, LLC	62
Alexander G. Morrison(2) Castle Pines, Colorado, USA	Director	2019	Director, Dakota Territory Resource Corporation; Director, Gold Resource Corporation; Director, Gold Standard Ventures	57

Notes:

(1) Directors are elected annually and hold office until a successor is elected at a subsequent annual meeting of the Company unless a director's office is earlier vacated in accordance with the by-laws of the Company or the provisions of the Business Corporations Act (Ontario).

(2) Member of the Audit Committee.

(3) Member of the Governance and Nominating Committee.

(4) Member of the Environment, Health and Safety Committee.

(5) Member of the Compensation Committee.

Information about each Nominee, including present principal occupation, business or employment and the principal occupations, businesses or employments within the five preceding years, is set out below.

J. Birks Bovaird

For a majority of his career, Mr. Bovaird's focus has been the provision and implementation of corporate financial consulting and strategic planning services. He was previously the Vice President of Corporate Finance for one of Canada's major accounting firms. He is Chair of GTA Financecorp Inc., a reporting issuer in good standing, currently not listed, as well as a member of the audit and compensation committees. He is an independent director of Noble Mineral Exploration Inc. where he is a member of the audit committee and chair of the compensation committee. Additionally, he acts as Chair of the Board of Buccaneer Gold Corp. Mr. Bovaird has previously been involved with numerous public resource companies, both as a member of management and as a director. He is a graduate of the Canadian Director Education Program and holds an ICD.D designation.

Mark S. Chalmers

Mr. Chalmers is currently the President and Chief Executive Officer of the Company, a position he has held since February 1, 2018. From July 1, 2017 to January 31, 2018, Mr. Chalmers was President and Chief Operating Officer of the Company and, from July 1, 2016 to July 1, 2017 was Chief Operating Officer of the Company. From 2011 to 2015, Mr. Chalmers served as Executive General Manager of Production for Paladin Energy Ltd., a uranium producer with assets in Australia and Africa, including the Langer Heinrich and Kayelekera mines where, as head of operations, he oversaw sustained, significant increases in production while reducing operating costs. He also possesses extensive experience in in situ recovery ("ISR") uranium production, including management of the Beverley Uranium Mine owned by General Atomics (Australia), and the Highland mine owned by Cameco Corporation (USA). Mr. Chalmers has also consulted to several of the largest players in the uranium supply sector, including BHP Billiton, Rio Tinto, and Marubeni, and until recently served as the Chair of the Australian Uranium Council, a position he held for 10 years. Mr. Chalmers is a registered professional engineer and holds a Bachelor of Science in Mining Engineering from the University of Arizona.

Benjamin Eshleman III

Mr. Eshleman is currently the President and Chief Executive Officer of Mesteña, LLC, a privately held energy company headquartered in Corpus Christi, Texas. As President and Chief Executive Officer, he is responsible for the oil, gas, and uranium leasing activities under 200,000 mineral acres located in South Texas. Mesteña built, operated, and mined several million pounds of uranium through its Alta Mesa plant in the mid-2000s. Mr. Eshleman also sits on the board of the Texas and Southwestern Cattle Raisers Association, a well-known business association advocating landowner rights. Mr. Eshleman is a 1979 graduate of Menlo College, with a Bachelor of Science in Business Administration.

Barbara A. Filas

Ms. Filas currently serves as the Nominations Chair and Chair of the Board of Governors for the National Mining Hall of Fame and Museum in Leadville, Colorado, as a director and audit committee member of Austin Gold Corp. (a private company), and is a part-time Professor of Practice at the Colorado School of Mines in Golden, Colorado. From 2003 to 2009, Ms. Filas served as the President and Chief Executive of Knight Piésold and Co., a leading global mining and environmental consulting firm, where she held various roles of increasing responsibility from 1989 to 2009. From 2011 to 2013, Ms. Filas served as the President of Geovic Mining Corp., a publicly-traded mining company with an advanced cobalt, nickel and manganese exploration project in Cameroon, among other exploration ventures. From 2015 to 2016, she was a director of Moroccan Minerals Ltd., a private company that explored for copper, gold, and silver prospects in Morocco and Serbia. Ms. Filas' operational background includes hands-on experience with operating gold and coal mines and processing facilities; executive experience in consulting, public companies, and non-profits; and technical expertise in base and precious metals, coal, uranium and industrial metals in various engineering and environmental capacities. In addition, Ms. Filas was the first female President of the Society for Mining, Metallurgy and Exploration ("SME"), the world's largest technical mining organization. She is internationally recognized as a thought-leader on a variety of topics including mining, waste management, environmental and social responsibility, leadership, and sustainability, and she has experience in both developed and developing countries on six continents. Ms. Filas is a graduate of the University of Arizona, and a Licensed Professional Mining Engineer in Colorado and Nevada.

Bruce D. Hansen

Mr. Hansen is the former Chief Executive Officer and a former director of General Moly Inc., having served in such capacities from 2007 to November 2020. Mr. Hansen additionally served as the Chief Financial Officer of General Moly Inc. from May 2017 to November 2020. Prior to that, Mr. Hansen was Senior Vice-President, Operations Services and Development with Newmont Mining Corporation. He worked with Newmont for ten years holding increasingly senior roles, including Chief Financial Officer from 1999 to 2005. Prior to joining Newmont, Mr. Hansen spent 12 years with Santa Fe Pacific Gold, where he held increasingly senior management roles including Senior Vice President of Corporate Development and Vice President Finance and Development. Mr. Hansen is also a director and serves as the chair of the Audit, Nominating and Ethics Committee of ASA Gold and Precious Metals Ltd. Mr. Hansen holds a Master of Business Administration from the University of New Mexico and a Bachelor of Science Degree in Mining Engineering from the Colorado School of Mines. Mr. Hansen's vast financial expertise attained through his years of work in such management and executive positions, and most significantly through his roles as Chief Financial Officer of Newmont Mining Corporation and General Moly Inc., qualifies him as a financial expert on the Company's Audit Committee.

Dennis L. Higgs

Mr. Higgs has been involved in the financial and venture capital markets in Canada, the United States, and Europe for over thirty years. He founded his first junior exploration company in 1983 and took it public through an initial public offering in 1984. Since then, Mr. Higgs has been involved in the founding, financing, initial public listing, and building of several companies. Mr. Higgs was directly involved with the founding and initial public offering of Arizona Star Resource Corp. and the listing and financing of BioSource International Inc., both of which were the subject of take-over bids. Most recently, Mr. Higgs was one of the founding directors and subsequently Executive Chair of Uranerz Energy Corporation before it was acquired by Energy Fuels. Mr. Higgs was Executive Chair of the Board of Directors of Uranerz from February 1, 2006 until June 18, 2015. Mr. Higgs holds a Bachelor of Commerce degree from the University of British Columbia.

Robert W. Kirkwood

Mr. Kirkwood is a principal of the Kirkwood Companies, including Kirkwood Oil and Gas LLC, Wesco Operating, Inc., and United Nuclear LLC. Mr. Kirkwood has been with the Kirkwood Companies for over 35 years and has been involved in all aspects of oil and gas exploration and operations. From 2000 to date, the Kirkwood Companies have grown from less than 500 barrels of oil per day and 7 employees to over 3,000 barrels of oil per day and 60 employees with field offices in Ft. Washakie, Wyoming; Baggs, Wyoming; Moab, Utah; and Ely, Nevada. The Kirkwood Companies have identified, evaluated, negotiated and closed over $110,000,000 of production acquisitions in the Rocky Mountain States. Mr. Kirkwood is a 1982 graduate of the University of Wyoming, with a Bachelor of Science in Petroleum Engineering.

Alexander G. Morrison

Mr. Morrison is a mining executive and Certified Public Accountant with over 25 years of experience in the mining industry. Mr. Morrison currently serves as chairman and a member of the Audit (Chair), Compensation and Nominating and Governance Committees of Gold Resource Corporation; as a director and member of the Compensation (Chair) and Audit Committees of Gold Standard Ventures; and as a director of Dakota Territory Resource Corporation. In addition, he has held senior executive positions at a number of mining companies, most recently serving as Vice President and Chief Financial Officer of Franco-Nevada Corporation. Prior to that, Mr. Morrison held increasingly senior positions at Newmont Mining Corporation, including Vice President, Operations Services and Vice President, Information Technology; was Vice President and Chief Financial Officer of Novagold Resources Inc.; Vice President and Controller of Homestake Mining Company; and held senior financial positions at Phelps Dodge Corporation and Stillwater Mining Company. Mr. Morrison began his career with Pricewaterhouse Coopers LLP after obtaining his Bachelor of Arts in Business Administration from Trinity Western University. Mr. Morrison is a Certified Public Accountant in Illinois and a Certified Public Accountant (CA) in British Columbia. Mr. Morrison's qualifications as a Certified Public Accountant, together with his vast financial expertise attained through his years of work in public accounting and through such management and executive positions, qualifies him as a financial expert on the Company's Audit Committee.

Director Participation on Other Boards

A number of the Company's Directors and proposed Nominees sit on boards of directors of other companies. The Company considers this to be a benefit to the Company, provided there are no significant conflicts of interest and the Director and proposed Nominee is able to devote the time and attention to his or her duties on the Board and any Board committees on which he or she sits (i.e., is not "overcommitted"). The Company believes sitting on boards of directors of other companies provides the Director and proposed Nominee with a broader spectrum of experiences relating to industry-specific and corporate governance matters. None of the Company's Directors sit on more than five public company boards or, alternatively, are CEOs of public companies who also sit on the boards of more than two public companies besides their own.

Cease Trade Orders, Bankruptcies and Legal Proceedings

The Company is not aware of any legal proceedings against it involving the Nominees, executive officers or shareholders of more than 5% of the Company's voting shares. Except as set out below, to the knowledge of the Company, no Nominee is, or has been in the last 10 years, (a) a director, chief executive officer or chief financial officer of a company that (i) while that person was acting in that capacity, was the subject of a cease trade order or similar order (including a management cease trade order) or an order that denied the relevant company access to any exemptions under securities legislation, for a period of more than 30 consecutive days, or (ii) after that person ceased to act in that capacity, was the subject of a cease trade or similar order or an order that denied the issuer access to any exemption under securities legislation, for a period of more than 30 consecutive days, which resulted from an event that occurred while that person acted in such capacity, or (b) a director or executive officer of a company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (c) became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold his or her assets.

On November 18, 2020, General Moly Inc. filed for voluntary protection under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Colorado to pursue a financial and operational reorganization, in addition to other customary motions in conjunction therewith. At the time, Mr. Hansen was serving as its Chief Executive Officer, Chief Financial Officer and as a director. In connection with the filing, General Moly Inc. executed a Restructuring Support Agreement with its creditors representing more than two-thirds of its outstanding debt and other parties in interest, and additionally received commitments for $1.4 million in debtor-in-possession financing to enable the continuation of operations during the reorganization process. General Moly Inc. received a letter from the Toronto Stock Exchange ("TSX") on November 17, 2020 indicating that the trading of its common stock had been suspended, pending review, and the company was delisted as of market close on December 29, 2020. Effective upon the Chapter 11 filing, Mr. Hansen resigned as Chief Executive Officer, Chief Financial Officer and as a director of General Moly Inc.

No Nominee or officer of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Unless noted above, during the past ten years, no Nominee or executive officer of the Company has:

(a) filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(b) been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person's activities in any type of business, securities, trading, commodity or banking activities;

(d) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(e) been found by a court of competent jurisdiction in a civil action or by the United States Securities and Exchange Commission (the "SEC"), or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(f) been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(g) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Family and Certain Other Relationships

There are no family relationships among the members of the Board or the members of senior management of the Company. There are no arrangements or understandings with major shareholders, customers, suppliers or others, pursuant to which any member of the Board or member of senior management was selected.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and such 10% shareholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file, except to the extent the Company files any such Forms directly on their behalf.

To the Company's knowledge, all transactions required to be reported pursuant to Section 16(a) for the year ended December 31, 2020 were timely reported by the Company's directors, officers and persons who own more than 10% of a registered class of the Company's equity securities.

Proposal 2 - Appointment of Auditors

Management of the Company has proposed the appointment of KPMG LLP of Denver, Colorado ("KPMG"), an independent registered public accounting firm, as the auditors of the Company to hold that position until the close of the next annual meeting of the Company or until a successor is appointed. It is proposed that the remuneration to be paid to the auditors be fixed by the Board through the Audit Committee.

The persons named in the form of proxy accompanying this Circular intend to vote "FOR" the reappointment of KPMG as the auditors of the Company for the ensuing year or until their successors are appointed and to authorize the directors of the Company to fix the remuneration of the auditors, unless the shareholder has specified in the form of proxy that the Common Shares represented by such proxy are to be withheld from voting in respect thereof. The Company expects that a representative of KPMG will be present at the Meeting and will be available to answer questions.

Proposal 3 - Amendment and Extension of Omnibus Equity Incentive Compensation Plan for a Further Three-Year Term

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass an ordinary resolution approving all unallocated options, rights, or other entitlements under the Equity Incentive Plan (defined below) and ratifying and approving the Equity Incentive Plan for a further three-year term.

A copy of the Equity Incentive Plan is attached as Appendix "A" to this Circular.

Background

The Company originally adopted its 2015 Omnibus Equity Incentive Compensation Plan (the "2015 Equity Incentive Plan") on January 28, 2015, which was ratified by the Company's shareholders on June 16, 2015. Under the 2015 Equity Incentive Plan, the Board may in its discretion grant, from time to time, stock options, restricted stock units, stock appreciation rights and other forms of equity to employees, directors, officers and consultants of the Company and its affiliates. At a meeting of the Board of Directors held on March 29, 2018, the Board approved, and the Company's shareholders thereafter ratified on May 30, 2018, the adoption of an amended 2015 Equity Incentive Plan, restated as the 2018 Omnibus Equity Incentive Compensation Plan dated March 29, 2018 (the "2018 Equity Incentive Plan"). Most recently, at a meeting of the Board held on March 18, 2021, the Board approved, subject to ratification by shareholders, the adoption of an amended 2018 Equity Incentive Plan, restated as the 2021 Omnibus Equity Incentive Compensation Plan dated March 18, 2021 (the "Equity Incentive Plan").

Capitalized terms used in this "Proposal 3 - Amendment and Extension of the Omnibus Equity Incentive Compensation Plan for a Further Three-Year Term" section but not otherwise defined in this Circular shall have the meanings ascribed to such terms in the Equity Incentive Plan.

In order to ensure that the Equity Incentive Plan conforms to evolving industry practice and shareholder expectations, the following amendments were made to the 2018 Equity Incentive Plan and are incorporated into the Equity Incentive Plan:

(i) Section 4.2 was amended to add a new requirement that any changes to the Option Price or Grant Price applicable to outstanding Awards, which are deemed appropriate or necessary by the Committee (as defined below) in the event of a Corporate Reorganization, but which constitute more than a mere adjustment or substitution for equivalent value, shall require the prior approval of the Company's shareholders. Previously, Section 4.2 did not require shareholder approval for any such changes, provided they were deemed appropriate or necessary by the Committee in the event of a Corporate Reorganization;

(ii) A new Section 5.3 was added which requires that annual or regularly scheduled grants of Awards to Participants that are Employees or Directors shall generally have a minimum vesting period of at least one year, with certain exceptions applicable to Employees or Directors who commence employment or are appointed between annual or regularly scheduled grants, and to special or extraordinary awards to Participants, as described in more detail in the summary of the Equity Incentive Plan set out below;

(iii) Section 8.7 was amended to clarify that Restricted Stock Units held by a Participant having surpassed the Period of Restriction may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion, provided that notwithstanding the foregoing, the payment of dividends or Dividend Equivalents is strictly prohibited with respect to Restricted Stock Units still subject to a Period of Restriction;

(iv) Section 10.5 was amended to provide a new requirement that the payment of dividends or Dividend Equivalents to a Participant is prohibited in respect to any Performance Shares for which the requisite performance criteria have not been achieved;

(v) Section 15.1 was amended to clarify that any acceleration of vesting or performance requirements, or certain other actions, on a Change of Control do not apply if the Committee determines in good faith prior to the occurrence of the Change of Control that such Award shall be honored or assumed, or new rights substituted therefor by the successor to the Company;

(vi) Section 16.1(a)(i) was amended to provide that amendments to the Plan that make any acceleration of or other amendments to the general vesting provisions of any Award previously granted to a Participant in cases other than those involving death, disability or retirement, shall require the prior approval of the Company's shareholders. Previously, the 2018 Equity Plan allowed the Committee in its discretion to make such changes without the need for shareholder approval;

(vii) Section 16.1(c)(i) was amended to provide that a reduction in the Option Price of a previously granted Option or the Grant Price of a previously granted Stock Appreciation Right benefitting any Participant, except for certain adjustments to the Option Price or Grant Price applicable to outstanding Awards pursuant to a corporate reorganization that does not constitute more than an adjustment or substitution for equivalent value, requires the prior approval of the Company's shareholders. Previously shareholder approval was only required for reductions in the Option Price or Grant Price of previously granted Awards benefitting insiders of the Company. Shareholder approval is now required for reductions in the Option Price or grant Price of previously granted Awards benefitting any Participants, regardless of whether or not they are insiders of the Company; and

(viii) Certain other ancillary, clarifying and administrative amendments were made to the 2018 Equity Incentive Plan.

Summary of Equity Incentive Plan

The following is a summary of the principal terms of the Equity Incentive Plan, which is qualified in its entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached as Appendix "A" to this Circular.

Employees, directors and consultants of the Company and its affiliates are eligible to participate in the Equity Incentive Plan (the “Eligible Participants” and, following the grant of an award (an “Award”) pursuant to the Equity Incentive Plan, the “Participants”). The Board or a committee authorized by the Board (the “Committee”) will be responsible for administering the Equity Incentive Plan. As of March 31, 2021, approximately 42 employees, eight directors, and seven consultants qualify as Eligible Participants, for a total of 57 Eligible Participants.

The Equity Incentive Plan will permit the Committee to grant Awards for non-qualified stock options ("NQSOs"), incentive stock options ("ISOs" and together with NQSOs, "Options"), stock appreciation rights ("Stock Appreciation Rights" or "SARs") restricted stock ("Restricted Stock"), deferred share units ("DSUs"), restricted stock units ("Restricted Stock Units" or "RSUs"), performance shares ("Performance Shares"), performance units ("Performance Units") and stock-based awards ("SBAs") to Eligible Participants.

Common Shares Issuable Pursuant to the Equity Incentive Plan

The number of Common Shares reserved for issuance under the Equity Incentive Plan shall not exceed 10% of the then issued and outstanding Common Shares from time to time. Subject to applicable law, the requirements of the TSX or the NYSE American (the "NYSE American") and any shareholder or other approval which may be required, the Board may in its discretion amend the Plan to increase such limit without notice to any Participants.

The number of Common Shares reserved for issuance to insiders of the Company pursuant to the Equity Incentive Plan together with all other share compensation arrangements shall not exceed 10% of the outstanding Common Shares. Within any one-year period, the number of Common Shares issued to insiders pursuant to the Equity Incentive Plan and all other share compensation arrangements of the Company will not exceed an aggregate of 10% of the outstanding Common Shares.

Ongoing Shareholder Approval of the Equity Incentive Plan

Pursuant to the rules of the TSX, since the Equity Incentive Plan provides for a maximum number of Common Shares issuable thereunder based on a percentage of the outstanding Common Shares from time to time, the Equity Incentive Plan must be renewed by approval of the shareholders of EFI every three years.

Vesting Requirements

Vesting requirements for each Award shall be determined at the discretion of the Committee, provided that:

(a) Annual or regularly scheduled grants of Awards to Participants that are Employees or Directors shall generally have a minimum vesting period of at least one year;

(b) Initial grants of Awards to Employees or Directors who commence employment or appointment to the Board between annual or regularly scheduled grants of Awards may, at the discretion of the Committee, have a vesting period of less than one year in order to tie to the vesting schedule applicable to the most recent annual or regularly scheduled grants of Awards to other Employees and Directors; and

(c) Any special or extraordinary Awards to Participants shall have vesting schedules as determined by the Committee to be appropriate for the special or extraordinary circumstances of the Awards.

Types of Awards

Options.  The Committee may grant Options to any Eligible Participant at any time, in such number and on such terms as will be determined by the Committee in its discretion. ISOs may be granted only to employees of the Company or a parent subsidiary corporation of the Company within the meaning of Section 424 of the Code. The exercise price for any Option granted pursuant to the Equity Incentive Plan will be determined by the Committee and specified in the Award Agreement, provided however, that the price will not be less than the fair market value (the "FMV") of the Common Shares on the day of grant (which cannot be less than the greater of (a) the volume weighted average trading price of the Common Shares on the TSX or the NYSE for the five trading days immediately prior to the grant date; or (b) the closing price of the Common Shares on the TSX or the NYSE on the trading day immediately prior to the grant date), provided further, that the exercise price for an ISO granted to a holder of 10% or more of the Common Shares (a "Significant Stockholder") shall not be less than 110% of the FMV.

Options will vest and become exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee in each instance approves, subject to the vesting requirements described above.

Options will expire at such time as the Committee determines at the time of grant; provided, however that no Option will be exercisable later than the tenth anniversary date of its grant and, provided further, that no ISO granted to a Significant Stockholder shall be exercisable after the expiration of five years from the date of grant, except where the expiry date of any NQSO would occur in a blackout period or within five days of the end of a blackout period, in which case the expiry date will be automatically extended to the tenth business day following the last day of a blackout period.

Stock Appreciation Rights. A Stock Appreciation Right or an SAR entitles the holder to receive the difference between the FMV of an EFI Common Share on the date of exercise and the grant price. The Committee may grant SARs to any Eligible Participant at any time and on such terms as will be determined by the Committee and may grant SARs in tandem with Options or as standalone SARs. The grant price of an SAR will be determined by the Committee and specified in the Award Agreement. The price will not be less than the FMV of the Common Shares on the day of grant.  The grant price of an SAR granted in tandem with an Option will be equal to the price of the related Option. SARs will vest and become exercisable upon whatever terms and conditions the Committee, in its discretion, imposes, subject to the vesting requirements described above. Additionally, tandem SARs will only be exercisable upon the surrender of the right to receive Common Shares under the related Options. SARs will expire at such time as the Committee determines and, except as determined otherwise by the Committee and specified in the Award Agreement, no SAR will be exercisable later than the tenth anniversary date of its grant.

Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount representing the difference between the FMV of the underlying Common Shares on the date of exercise and the grant price. At the discretion of the Committee, the payment may be in cash, Common Shares or some combination thereof.

Restricted Stock and Restricted Stock Units. Restricted Stock are awards of common shares that are subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events, over a period of time, as determined by the Committee. Restricted Stock Units are similar to Restricted Stock but provide a right to receive common shares or cash or a combination of the two upon settlement. The Committee may grant Restricted Stock and/or RSUs to any Eligible Participant at any time and on such terms as the Committee determines. The specific terms, including the number of Restricted Stock or RSUs awarded, the restriction period, the settlement date and any other restrictions or conditions that the Committee determines to impose on any Restricted Stock or RSU shall be set out in an Award Agreement. The vesting requirements described above shall apply.

To the extent required by law, holders of Restricted Stock shall have voting rights during the restricted period, however, holders of RSUs shall have no voting rights until and unless Common Shares are issued on the settlement of such RSUs.

Unless otherwise determined by the Committee or as set out in any Award Agreement, no RSU will vest later than three years after the date of grant.

Deferred Share Units.  DSUs are awards denominated in units that provide the holder with a right to receive common shares or cash or a combination of the two upon settlement. The Committee may grant DSUs to any Eligible Participant at any time, in such number and on such terms as will be determined by the Committee in its discretion and as will be set out in the applicable Award Agreement, subject to the vesting requirements described above.

Performance Shares and Performance Share Units.  Performance Shares are awards, denominated in Common Shares, the value of which at the time they are payable is determined as a function of the extent to which corresponding performance criteria have been achieved. Performance Units are equivalent to Performance Shares but are denominated in units. The Committee may grant Performance Shares and/or Performance Units to any Eligible Participant at any time, in such number and on such terms as may be determined by the Committee in its discretion, subject to the vesting requirements described above. Each Performance Share and Performance Unit will have an initial value equal to the FMV of an EFI Common Share on the date of grant. The Committee will set performance criteria for a Performance Share or Performance Unit in its discretion and the period of time during which the performance criteria must be met. The extent to which the performance criteria are met will determine the ultimate value and/or number of Performance Shares or Performance Units that will be paid to the Participant.

The Committee may pay earned Performance Shares or Performance Units in the form of cash or Common Shares equal to the value of the Performance Share or Performance Unit at the end of the performance period. The Committee may determine that holders of Performance Shares or Performance Units be credited with consideration equivalent to dividends declared by the Board and paid on outstanding Common Shares.

Stock-Based Awards. The Committee may, to the extent permitted by the TSX, grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Equity Incentive Plan in such amounts and subject to such terms and conditions as the Committee determines. Such SBAs may involve the transfer of actual Common Shares to Participants, or payment in cash or otherwise of amounts based on the value of Common Shares.

Assignability

Other than Restricted Stock and RSUs, Awards will be non-transferable and non-assignable except as provided in an Award Agreement, by will or by the law of descent and distribution. Such Awards will be exercisable during the Participant's lifetime only by the Participant. Restricted Stock and RSUs will be non-transferable and non-assignable until the end of the applicable period of restriction specified in the Award Agreement (and in the case of RSUs, until the date of settlement through delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee.

Dividends and Other Distributions

During the Period of Restriction, Participants holding Shares of Restricted Stock may, if determined by the Committee, be credited with dividends paid with respect to the underlying Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. Restricted Stock Units held by a Participant having surpassed the Period of Restriction may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. However, the payment of dividends or Dividend Equivalents is strictly prohibited with respect to Restricted Stock Units still subject to a Period of Restriction. Dividend Equivalents cannot apply to an Award unless specifically provided for in the Award Agreement, and the Committee may apply any restrictions to the dividends or Dividend Equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or Dividend Equivalents, including cash, Shares, Restricted Stock or Restricted Stock Units.

In addition, the Committee will determine whether Participants holding Performance Shares will receive Dividend Equivalents with respect to dividends declared with respect to the Shares. Dividends or Dividend Equivalents may be subject to accrual, forfeiture or payout restrictions as determined by the Committee in its sole discretion. However, the payment of dividends or Dividend Equivalents to a Participant is prohibited in respect to any Performance Shares for which the requisite performance criteria have not been achieved.

Cessation of Awards

Death.  If a Participant dies while an employee, officer or director of, or consultant to, the Company or an Affiliate: (i) any Options held by the Participant that are exercisable at the date of death continue to be exercisable by the executor or administrator of the Participant’s estate until the earlier of twelve months after the date of death and the date on which the exercise period of the particular Option expires and any Options that are not exercisable at the date of death shall immediately expire; (ii) any RSUs held that have vested as at the date of death will be paid to the Participant’s estate, and any RSUs that have not vested as at the date of death will be immediately cancelled, unless the Committee or Board determines in its discretion in the Award Agreement or subsequently to accelerate or otherwise amend the general vesting provisions of any Award previously granted to a Participant; and (iii) the treatment for all other types of Awards shall be as set out in the applicable Award Agreement.

Termination other than Death.  Upon termination of the Participant's employment or term of office or engagement with the Company for any reason other than death: (i) any of the Options held by the Participant that are exercisable on the termination date continue to be exercisable until the earlier of three months (six months in the case of a voluntary retirement) after the termination date and the date on which the exercise period of the Option expires, and any Options that have not vested at the termination date shall immediately expire; (ii) any RSUs held by a Participant that have vested at the termination date will be paid to the Participant and any RSUs that have not at the termination date will be immediately cancelled, unless the Committee or Board determines in its discretion in the Award Agreement or subsequently to accelerate or otherwise amend the general vesting provisions of any Award previously granted to a Participant in cases involving disability or retirement; and (iii) the treatment for all other types of Awards shall be as set out in the applicable Award Agreement.

Corporate Reorganization and Change of Control

Corporate Reorganization. In the event of any merger, arrangement, amalgamation, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution to stockholders of the Company, or any similar corporate event or transaction (a "Corporate Reorganization"), the Committee will make or provide for such adjustments or substitutions as are equitably necessary in: (i) the number and kind of securities that may be issued under the Equity Incentive Plan, (ii) the number and kind of securities subject to outstanding Awards, (iii) the price applicable to outstanding Awards, provided changes to the Option Price or Grant Price applicable to outstanding SARs, which are deemed appropriate or necessary by the Committee in the event of a Corporate Reorganization but which constitute more than a mere adjustment or substitution for equivalent value, shall require the prior approval of the Company's shareholders (iv) the award limits, (v) the limit on issuing Awards except as provided for in the Equity Incentive Plan, and (vi) any other value determinations applicable to outstanding Awards or to the Equity Incentive Plan.

In connection with a Corporate Reorganization, the Committee will have the discretion to permit a holder of Options to purchase, and the holder shall be required to accept, on the exercise of such Option, in lieu of the Common Shares, securities or other property that the holder would have been entitled to receive as a result of the Corporate Reorganization if that holder had owned all Common Shares that were subject to the Option.

Change of Control.  In the event of a Change of Control (as defined in the Equity Incentive Plan), subject to applicable laws and rules and regulations of a national exchange or market on which Common Shares are listed or as otherwise provided in any Award Agreement, and subject to the provisions described in the next paragraph below (a) all Options and SARs shall be accelerated to become immediately exercisable; (b) all restrictions imposed on Restricted Stock and RSUs shall lapse and RSUs shall be immediately settled and payable; (c) target payout opportunities attainable under all outstanding Awards of performance based Restricted Stock, performance-based Restricted Stock Units, Performance Units and Performance Shares shall be deemed to have been fully earned; (d) unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Committee shall immediately cause all other Stock-Based Awards to vest and be paid out as determined by the Committee; and (e) the Committee will have discretion to cancel all outstanding Awards, and the value of such Awards will be paid in cash based on the change of control price.

Notwithstanding the above, no acceleration of vesting, cancellation, lapsing of restrictions, payment of an Award, cash settlement or other payment will occur with respect to an Award if the Committee determines, in good faith, that the Award will be honoured, assumed or substituted by a successor corporation, provided that such honoured, assumed or substituted Award must: (a) be based on stock which is traded on the TSX and/or an established securities market in the United States; (b) provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award; (c) recognize, for the purpose of vesting provisions, the time that the Award has been held prior to the Change of Control; (d) have substantially equivalent economic value to such Award; and (e) have terms and conditions which provide that in the event a Participant's employment with the Company, and Affiliate or a successor corporation is involuntarily terminated or constructively terminated at any time within twelve months of the Change of Control, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to such alternative Award shall be waived or shall lapse, as the case may be.

Amending the Equity Incentive Plan

Except as set out below, and as otherwise provided by law or stock exchange rules, the Equity Incentive Plan may be amended, altered modified, suspended or terminated by the Committee at any time, without notice or approval from shareholders, including but not limited to for the purposes of:

(a) making any acceleration of or other amendments to the general vesting provisions of any Award previously granted to a Participant in cases involving death, disability or retirement;

(b) waiving any termination of, extending the expiry date of, or making any other amendments to the general term of any Award or exercise period thereunder provided that no Award held by an insider may be extended beyond its original expiry date;

(c) making any amendments to add covenants or obligations of the Company for the protection of Participants;

(d) making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, it may be expedient to make, including amendments that are desirable as a result of changes in law or as a "housekeeping" matter; or

(e) making such changes or corrections which are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error.

Amendments requiring the prior approval of the Company's shareholders are: (i) any changes to the Option Price or Grant Price of previously granted SARs, as applicable, including without limitation a reduction in the price of a previously granted Option or SAR benefitting a Participant, whether or not the Participant is an Insider of the Company, except for adjustments made in the event of a Corporate Reorganization constituting a mere adjustment or substitution for equivalent value; (ii) an increase in the total number of Common Shares available under the Equity Incentive Plan or the total number of Common Shares available for ISOs; (iii) an increase to the limit on the number of Common Shares issued or issuable to insiders; (iv) an extension of the expiry date of an Option or SAR other than in relation to a blackout period; (v) any acceleration of or other amendments to the general vesting provisions of any Award previously granted to a Participant in cases other than those involving death, disability or retirement; and (vi) any amendment to the amendment provisions of the Equity Incentive Plan.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the Equity Incentive Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the Equity Incentive Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the Equity Incentive Plan. Each Participant is advised to consult his or her personal tax advisor concerning the application of the United States federal income tax laws to such Participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards. A “U.S. participant” is a citizen or resident of the United States for United States federal income tax purposes.

Paragraphs (1) to (8) below are subject to the discussion set forth in Paragraph (9) below.

(1) Grant of Stock Options

The grant of stock options is not expected to result in any taxable income for the recipient, and the Company will not be entitled to an income tax deduction in connection with a grant of stock options under the Equity Incentive Plan.

(2) Exercise of Stock Options, SARs and Disposition of Shares

Upon exercising an SAR or a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price, and generally will be entitled, at that time, to an income tax deduction for the same amount, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m). The optionee will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The holder of an incentive stock option generally will have no taxable income upon exercising the stock option (except that an alternative minimum tax liability may arise), and the Company will not be entitled to an income tax deduction. The gain or loss recognized by the optionee on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the optionee holds the shares for the legally-required period of two years from the date of grant and one year from the date of exercise. If the shares are not held for the legally-required period, the optionee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an incentive stock option, except that the Company may be entitled to an income tax deduction with respect to a disposition of shares acquired pursuant to an incentive stock option before the applicable incentive stock option holding periods set forth in the U.S. Internal Revenue Code have been satisfied, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m).

(3) Restricted Stock, Restricted Stock Units and DSUs

Unless a special election is made by the holder of a restricted stock award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of (1) the fair market value of the restricted stock received (determined as of the first time the restricted stock becomes transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (2) the amount (if any) paid for the restricted stock by the holder of the award. The holder of a restricted stock unit or deferred stock unit award shall be taxable on the fair market value of any shares delivered and cash paid at the time such property is issued to the holder. The Company will generally be entitled to an income tax deduction at the time the holder recognizes taxable income, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m).

(4) Performance Awards

A recipient of a performance award will not recognize taxable income at the time of grant, and the Company will not be entitled to an income tax deduction with respect to the performance award grant at that time. Upon settlement of a performance award, the recipient thereof will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any shares delivered and the amount of cash paid, and the Company will be entitled to an income tax deduction in that amount at that time, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m).

(5) Stock Awards

With respect to awards granted under the Equity Incentive Plan that are payable in shares that are not subject to a substantial risk of forfeiture, the holder thereof must recognize ordinary income equal to the excess of the fair market value of the shares received (determined as of the date the shares are received) over the amount (if any) paid for the shares by the holder of the award. The Company generally will be entitled at that time to an income tax deduction for the same amount, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m).

(6) Dividend Equivalents

Recipients of dividend equivalents with respect to their awards under the Equity Incentive Plan will not recognize taxable income at the time of grant, and will not be entitled to an income tax deduction with respect to the dividend equivalent award at that time. When a dividend equivalent is paid, the recipient thereof will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any shares delivered and the amount of cash paid by us, and the Company will be entitled to an income tax deduction in that amount at that time, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m).

(7) Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of ordinary income recognized, and the amount of our income tax deduction will be determined as of the end of that period.

(8) Section 409A of the Internal Revenue Code

Awards under the Equity Incentive Plan are intended to satisfy the requirements of Section 409A of the Internal Revenue Code, in order to avoid any adverse tax results thereunder, and the Committee will administer and interpret the Equity Incentive Plan and all award agreements in a manner consistent with that intent. The tax consequences described above are based on the assumption that Awards either are exempt from, or comply with, Section 409A. The Company makes no guaranty that Awards will comply with Section 409A (to the extent it is applicable). If it is determined that Awards are subject to Code Section 409A and do not comply with Code Section 409A, different tax consequences and penalties may result. If any provisions of the Equity Incentive Plan or any award agreement would result in adverse tax consequences under Section 409A of the Internal Revenue Code, the Committee may amend that provision or take any other actions reasonably necessary to avoid any adverse tax consequences, and no action taken to comply with Section 409A of the Internal Revenue Code will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the Equity Incentive Plan or any beneficiary thereof.

(9) Ownership of Shares

The following discussion is subject to the rules described below under the heading "Passive Foreign Investment Company Rules."

 (a)  Taxation of Distributions

A U.S. participant that receives a distribution, including a constructive distribution, with respect to a share will be required to include the amount of such distribution in gross income as a dividend (without reduction for any foreign income tax withheld from such distribution) to the extent of the current or accumulated "earnings and profits" of the Company, as computed for U.S. federal income tax purposes. To the extent that a distribution exceeds the current and accumulated "earnings and profits" of the Company, such distribution will be treated first as a tax-free return of capital to the extent of a U.S. participant's tax basis in the shares and thereafter as gain from the sale or exchange of such shares (see "Sale or Other Taxable Disposition of Shares" below). However, the Company may not maintain the calculations of its earnings and profits in accordance with U.S. federal income tax principles, and each U.S. participant may have to assume that any distribution by the Company with respect to the shares will constitute dividend income. Dividends received on shares by corporate U.S. participants generally will not be eligible for the "dividends received deduction." Subject to applicable limitations, dividends paid by the Company to non-corporate U.S. participants, including individuals, generally will be eligible for the preferential tax rates applicable to long-term capital gains for dividends, provided certain holding period and other conditions are satisfied, including that the Company not be classified as a PFIC (as defined below) in the tax year of distribution or in the preceding tax year. The dividend rules are complex, and each U.S. participant should consult its own tax advisor regarding the application of such rules.

 (b) Sale or Other Taxable Disposition of Shares

A U.S. participant will recognize gain or loss on the sale or other taxable disposition of shares in an amount equal to the difference, if any, between (a) the amount of cash plus the fair market value of any property received, and (b) such U.S. participant's tax basis in such shares sold or otherwise disposed of. Any such gain or loss generally will be capital gain or loss, which will be long-term capital gain or loss if, at the time of the sale or other disposition, such shares are held for more than one year. Preferential tax rates apply to long-term capital gains of a U.S. participant that is an individual, estate or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. participant that is a corporation. Deductions for capital losses are subject to significant limitations under the Code.

 (c)  Passive Foreign Investment Company Rules

If the Company were to constitute a “passive foreign investment company” (“PFIC”) for any year during a U.S. participant’s holding period, then certain potentially adverse rules would affect the U.S. federal income tax consequences to a U.S. participant resulting from the acquisition, ownership and disposition of shares. The Company believes that it was not a PFIC for its prior tax year ended December 31, 2020. The Company has not made any determination as to its PFIC status for its current and future tax years. No opinion of legal counsel or ruling from the IRS concerning the status of the Company as a PFIC has been obtained or is currently planned to be requested.  PFIC classification is fundamentally factual in nature, generally cannot be determined until the close of the tax year in question and is determined annually. Additionally, the analysis depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. Consequently, there can be no assurance that the Company has never been and will not become a PFIC for any tax year during which U.S. participants hold shares.

In any year in which the Company is classified as a PFIC, a U.S. participant will be required to file an annual report with the IRS containing such information as Treasury Regulations and/or other IRS guidance may require. In addition to penalties, a failure to satisfy such reporting requirements may result in an extension of the time period during which the IRS can assess a tax. U.S. participants should consult their own tax advisors regarding the requirements of filing such information returns under these rules, including the requirement to file an IRS Form 8621.

The Company generally will be a PFIC if, after the application of certain “look-through” rules with respect to subsidiaries in which the Company holds at least 25% of the value of such subsidiary for a tax year, (a) 75% or more of the gross income of the Company for such tax year is passive income (the “income test”), or (b) 50% or more of the value of the Company’s assets either produce passive income or are held for the production of passive income (the “asset test”), based on the quarterly average of the fair market value of such assets. “Gross income” generally includes all sales revenues less the cost of goods sold, plus income from investments and from incidental or outside operations or sources, and “passive income” generally includes, for example, dividends, interest, certain rents and royalties, certain gains from the sale of stock and securities, and certain gains from commodities transactions; however, certain active business gains arising from the sale of commodities generally are excluded from passive income.

If the Company were a PFIC in any tax year during which a U.S. participant held shares, such holder generally would be subject to special rules with respect to “excess distributions” made by the Company on the shares and with respect to gain from the disposition of shares. An “excess distribution” generally is defined as the excess of distributions with respect to the shares received by a U.S. participant in any tax year over 125% of the average annual distributions such U.S. participant has received from the Company during the shorter of the three preceding tax years, or such U.S. participant’s holding period for the shares.

Generally, a U.S. participant would be required to allocate any excess distribution or gain from the disposition of the shares pro rata over its holding period for the shares. Such amounts allocated to the year of the disposition or excess distribution and any year prior to the first year in which the Company was a PFIC would be taxed as ordinary income in the year of the disposition or excess distribution, and amounts allocated to each other tax year would be taxed as ordinary income at the highest tax rate in effect for each such year for the applicable class of taxpayer and an interest charge at a rate applicable to underpayments of tax would apply.

While there are U.S. federal income tax elections that sometimes can be made to mitigate these adverse tax consequences (including the “QEF Election” under Section 1295 of the Code and the “Mark-to-Market Election” under Section 1296 of the Code), such elections are available in limited circumstances and must be made in a timely manner. Under proposed Treasury Regulations, if a U.S. participant holds an option or other right to acquire stock of a PFIC, such option or right is considered to be PFIC stock subject to the default rules of Section 1291 of the Code that apply to “excess distributions” and dispositions described above. However, under the proposed Treasury Regulations, for the purposes of the PFIC rules, the holding period for any shares acquired upon the exercise of an option or other right will begin on the date a U.S. participant acquires the option or other right (and not the subsequent date of exercise). This will impact the availability, and consequences, of the QEF Election and Mark-to-Market Election with respect to the shares acquired upon exercise of an option or other right.

U.S. participants should be aware that, for each tax year, if any, that the Company is a PFIC, the Company can provide no assurances that it will satisfy the record keeping requirements or make available to U.S. participants the information such U.S. participants require to make a QEF Election with respect to the Company or any subsidiary that also is classified as a PFIC.

Certain additional adverse rules may apply with respect to a U.S. participant if the Company is a PFIC, regardless of whether the U.S. participant makes a QEF Election. These rules include special rules that apply to the amount of foreign tax credit that a U.S. participant may claim on a distribution from a PFIC. Subject to these special rules, foreign taxes paid with respect to any distribution in respect of stock in a PFIC are generally eligible for the foreign tax credit. U.S. participants should consult their own tax advisors regarding the potential application of the PFIC rules to the ownership and disposition of shares, and the availability of certain U.S. tax elections under the PFIC rules.

 (d)  Receipt of Foreign Currency

The amount of any distribution paid to a U.S. participant in foreign currency, or on the sale, exchange or other taxable disposition of shares, generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. participant will have a basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Any U.S. participant who converts or otherwise disposes of the foreign currency after the date of receipt may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. participants who use the accrual method with respect to foreign currency. Each U.S. participant should consult its own U.S. tax advisor regarding the U.S. federal income tax consequences of receiving, owning, and disposing of foreign currency.

 (e)  Foreign Tax Credit

Subject to the PFIC rules discussed above, a U.S. participant that pays (whether directly or through withholding) Canadian income tax with respect to dividends paid on the shares generally will be entitled, at the election of such U.S. participant, to receive either a deduction or a credit for such Canadian income tax. Generally, a credit will reduce a U.S. participant's U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. participant's income that is subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. participant during a year. The foreign tax credit rules are complex and involve the application of rules that depend on a U.S. participant's particular circumstances. Accordingly, each U.S. participant should consult its own U.S. tax advisor regarding the foreign tax credit rules.

 (f)  Additional Tax on Passive Income

U.S. participants whose income exceeds certain thresholds will be required to pay a 3.8% Medicare surtax on "net investment income" including, among other things, dividends and net gain from disposition of property (other than property held in certain trades or businesses). U.S. participants should consult their own tax advisors regarding the application, if any, of this tax on their ownership and disposition of shares.

 (g)  Backup Withholding and Information Reporting

Under U.S. federal income tax law, certain categories of U.S. participants must file information returns with respect to their investment in, or involvement in, a foreign corporation. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. participants that hold certain specified foreign financial assets in excess of certain threshold amounts. The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any stock or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a foreign entity. U.S. participants may be subject to these reporting requirements unless their shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. participants should consult their own tax advisors regarding the requirements of filing information returns, including the requirement to file an IRS Form 8938.

Payments made within the U.S. or by a U.S. payor or U.S. middleman, of dividends on, and proceeds arising from the sale or other taxable disposition of, shares will generally be subject to information reporting and backup withholding tax, at the rate of 24%, if a U.S. participant (a) fails to furnish such U.S. participant's correct U.S. taxpayer identification number (generally on Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. participant has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. participant has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. participant that it is subject to backup withholding tax. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. participant's U.S. federal income tax liability, if any, or will be refunded, if such U.S. participant furnishes required information to the IRS in a timely manner.

Awards Granted under the Equity Incentive Plan Prior to the Date Hereof:

Since the Equity Incentive Plan was adopted by the Board on January 28, 2015, a total of 5,910,432 RSUs have been awarded to Participants, which were awarded as follows:

  153,850 granted on January 28, 2015, vesting 50% on January 28, 2016 and 25% on each of January 28, 2017 and 2018.

  31,129 granted on August 6, 2015, vesting 50% on January 28, 2016 and 25% on each of January 28, 2017 and 2018.

  80,469 granted on September 24, 2015, vesting 50% on January 28, 2016 and 25% on each of January 28, 2017 and 2018.

  17,241 granted on October 1, 2015, vesting 50% on January 28, 2016 and 25% on each of January 28, 2017 and 2018.

  948,047 granted on January 27, 2016, vesting 50% on January 27, 2017 and 25% on each of January 27, 2018 and 2019.

  42,887 granted on July 1, 2016, vesting 50% on January 27, 2017 and 25% on each of January 27, 2018 and 2019.

  31,798 granted on July 5, 2016, vesting 100% on January 27, 2017.

  168,964 granted on August 4, 2016, vesting 100% on January 27, 2017.

  13,640 granted on August 4, 2016, vesting 50% on January 27, 2017 and 25% on each of January 27, 2018 and 2019.

  6,798 granted on January 24, 2017, vesting 50% on January 27, 2017 and 25% on each of January 27, 2018 and 2019.

  1,150,881 granted on January 24, 2017, vesting 50% on January 27, 2018 and 25% on each of January 27, 2019 and 2020.

  232,846 granted on July 1, 2017, vesting 100% on January 27, 2018.

  883,626 granted on January 23, 2018, vesting 50% on January 27, 2019 and 25% on each of January 27, 2020 and 2021.

  234,375 granted on January 31, 2018, vesting 100% on February 1, 2018.

  76,751 granted on March 29, 2018, vesting 50% on January 27, 2019 and 25% on each of January 27, 2020 and 2021.

  721,750 granted on January 22, 2019, vesting 50% on January 27, 2020 and 25% on each of January 27, 2021 and 2022.

  9,685 granted on October 31, 2019, vesting 50% on January 27, 2020 and 25% on each of January 27, 2021 and 2022.

  735,146 granted on January 23, 2020, vesting 50% on January 27, 2021 and 25% on each of January 27, 2022 and 2023.

  5,852 granted on September 1, 2020, vesting 50% on January 27, 2021, and 25% on each of January 27, 2022 and 2023.

  441,241 granted on January 26, 2021, vesting 50% on January 27, 2022, and 25% on each of January 27, 2023 and 2024.

Since the Equity Incentive Plan was adopted by the Board on January 28, 2015, a total of 2,922,028 stock options have been awarded to Participants, which were awarded as follows:

  133,150 granted on January 28, 2015, vesting 50% at the time of grant, and 25% on each of January 28, 2016 and 2017.
  2,772 granted on August 6, 2015, vesting 50% at the time of grant, and 25% on each of August 6, 2016 and 2017.
  418,287 granted on January 27, 2016, vesting 50% at the time of grant, and 25% on each of January 27, 2017 and 2018.

  31,253 granted on August 4, 2016, vesting 50% at the time of grant, and 25% on each of August 4, 2017 and 2018.
  732,328 granted on January 24, 2017, vesting 50% at the time of grant, and 25% on each of January 24, 2018 and 2019.
  6,565 granted on August 3, 2017, vesting 50% at the time of grant, and 25% on each of August 3, 2018 and 2019.
  422,954 granted on January 23, 2018, vesting 50% at the time of grant, and 25% on each of January 23, 2019 and 2020.
  302,278 granted on January 22, 2019, vesting 50% at the time of grant, and 25% on each of January 22, 2020 and 2021.
  566,102 granted on January 23, 2020, vesting 50% at the time of grant, and 25% on each of January 23, 2021 and 2022.
  140,672 granted on September 16, 2020, vesting 50% at the time of grant, and 50% on September 16, 2021.
  4,640 granted on December 14, 2020, vesting 50% at the time of grant, and 25% on each of December 14, 2021 and 2022.
  161,027 granted on January 26, 2021, vesting 50% at the time of grant, and 25% on each of January 26, 2022 and 2023.

The above-referenced grants exclude stock options granted under any prior plan of the Company, including any stock options of Uranerz Energy Corp. converted to stock options of the Company in June 2016 in connection with the acquisition thereof, such stock options having initially been granted pursuant to the 2005 Uranerz Nonqualified Stock Option Plan.

Since the Equity Incentive Plan was adopted by the Board on January 28, 2015, a total of 2,195,994 SARs have been awarded to Participants, which were awarded as follows:

  2,195,994 granted on January 22, 2019, which vest as follows:

a) as to one-third of the SARs granted thereunder, automatically upon the 90-calendar-day volume weighted average price ("VWAP") of the Company's common shares on the NYSE American equaling or exceeding US$5.00 for any 90-calendar-day period;

b) as to an additional one-third of the SARs granted thereunder, automatically upon the 90-calendar-day VWAP of the Company's common shares on the NYSE American equaling or exceeding US$7.00 for any 90-calendar-day period; and

c) as to the final one-third of the SARs granted thereunder, automatically upon the 90-calendar-day VWAP of the Company's common shares on the NYSE American equaling or exceeding US$10.00 for any 90-calendar-day period, where any or all of the foregoing 90-calendar-day periods may overlap or coincide, such that, for example, if the price of the Company's Common Shares jumps immediately to US$7.00 and meets the 90-calendar-day vesting requirement for US$7.00, a total of two-thirds of the SARs will automatically vest at that time, with the remaining one-third remaining unvested. None of the SARs granted in 2019 were permitted to be exercised for an initial one-year period from the date of grant.

The 90-calendar-day VWAP is calculated daily on a rolling basis, and the vesting requirement is automatically satisfied when the first rolling 90-calendar-day VWAP equals or exceeds the applicable share price level set out in paragraphs (a), (b) or (c) above, based on calculations performed by the Company.

Annual Burn Rate for the Three Most Recently Completed Fiscal Years

The Annual Burn Rate (defined as the number of securities granted under the Equity Incentive Plan during the applicable fiscal year divided by the weighted average number of securities outstanding for that year) for the three most recently completed fiscal years for this arrangement, calculated in accordance with Section 613(p) of the TSX Company Manual, is as follows:

  For the year ended December 31, 2020: 1.2%
  For the year ended December 31, 2019: 3.4%
  For the year ended December 31, 2018: 2.0%

Such burn rates were calculated using the values provided in the below chart; no multiplier was included:

	2020	2019	2018
Weighted Average Shares	121,168,136	95,665,367	83,475,400

Options Granted	711,414	296,450	442,956

RSUs Granted	740,998	731,435	1,191,132

SARs Granted	Nil	2,195,994	Nil

Total Securities Awarded	1,452,412	3,223,879	1,634,088
Total Securities Awarded Under Arrangement	1.2%	3.4%	2.0%

Securities Authorized for Issuance Under Equity Incentive Plans

For a breakdown of the securities authorized for issuance pursuant to the Company's equity compensation plans approved by security holders (including any individual compensation arrangements) as of December 31, 2020, see page 69, below. There are no compensation plans under which equity securities of the Company are authorized for issuance that were adopted without the approval of the Company's shareholders.

New Plan Benefits Table

The amount, if any, of awards to be awarded to employees, non-employee directors and consultants is determined by the Committee and is not presently determinable. Therefore, a New Plan Benefits Table is not provided. Information regarding awards to the NEOs (as defined below) in 2020 pursuant to the 2018 Equity Incentive Plan is provided in the section titled "Executive Compensation - Incentive Plan Awards," and information regarding awards to directors in 2020 pursuant to the 2018 Equity Incentive Plan is provided in the section titled "Director Compensation."

Shareholder Approval

At the Meeting, the Company's Shareholders will be asked to consider and, if deemed advisable, approve, with or without amendment, the following resolution:

"BE IT RESOLVED, as an ordinary resolution of the shareholders of Energy Fuels Inc. (the "Company"), that:

1. all unallocated options, rights, or other entitlements under the Energy Fuels Inc. 2021 Omnibus Equity Incentive Compensation Plan as set forth in Appendix “A” to the Company’s Management Information Circular dated April 2, 2021 (the “Equity Incentive Plan”), are hereby approved;

2. the Equity Incentive Plan is hereby ratified and approved for a further three-year term, expiring 5:00 p.m. (EDT) on May 26, 2024; and

3. any officer or director of the Company be and is hereby authorized and directed, for and on behalf of the Company, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination."

To be effective, the above resolution must be passed by a simple majority of the votes cast thereon by the Company's shareholders present in person or by proxy at the virtual Meeting. For purposes of the aforementioned approval, "present" shall refer to a shareholder's virtual presence, or the shareholder's proxy represented in accordance with all applicable voting instructions, at the live-cast Meeting on the Lumi/AST virtual AGM platform.

If approval is not obtained at the Meeting, Awards which have not been allocated as of May 26, 2021 and Awards which are outstanding as of May 26, 2021 and are subsequently cancelled, terminated or exercised will not be available for a new grant of Awards. Previously allocated Awards will continue to be unaffected by the approval or disapproval of the resolution.

The Board recommends the Company's shareholders approve the above resolution. The persons named in the enclosed form of proxy intend to vote in favor of the resolution unless a shareholder has specified in the shareholder's proxy that the shareholder's shares are to be voted against such resolution.

Proposal 4 - Ratification and Approval of Shareholder Rights Plan

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass an ordinary resolution approving a new shareholder rights plan (the "Rights Plan") for a three-year term, as originally established pursuant to a shareholder rights plan agreement dated February 3, 2009 (the "Original SRP Agreement") between the Company and AST Trust Company (Canada) (formerly CIBC Mellon Trust Company), as rights agent. At a meeting of the Board held on March 18, 2021, the Board approved, subject to ratification by shareholders, the adoption of a new shareholder rights plan agreement dated March 18, 2021 between the Company and the American Stock Transfer & Trust Company, LLC, as rights agent (the "SRP Agreement").

A copy of the SRP Agreement is attached as Appendix "B" to this Circular.

The Original SRP Agreement had an initial term until the date of the Company's annual meeting of shareholders in 2012 unless extended. On February 10, 2012, at an annual and special meeting of shareholders, the Rights Plan was extended for a further three years; and on June 16, 2015, at an annual and special meeting of shareholders, the Rights Plan was extended for a further three years. At a meeting of the Board of Directors held on March 29, 2018, the Board approved, and the shareholders ratified and approved on May 30, 2018, the Amended and Restated Shareholder Rights Plan Agreement between the Company and AST Trust Company (Canada) (the "2018 SRP Agreement"), thereby extending the Rights Plan for a further three years. The Original SRP Agreement is currently in effect and will expire at the conclusion of the Meeting. The current SRP Agreement is intended to replace the Original SRP Agreement; however, it will expire at the Meeting unless it is approved by the shareholders at the Meeting.

The SRP Agreement is the same as the Original SRP Agreement, except:

(a) it names a new (but affiliated) rights agent. The SRP Agreement is now between American Stock Transfer & Trust Company, an affiliate of AST Trust Company (Canada), as rights agent, not AST Trust Company (Canada) as rights agent;

(b) it clarifies the applicability of certain U.S. securities laws, in addition to all applicable Canadian securities laws;

(c) in order to ensure that the SRP Agreement conforms to industry practice and shareholder expectations, it removes the requirement that a Person must acquire more than 50% of the outstanding Common Shares other than Common Shares Beneficially owned pursuant to a Permitted Bid, a Competing Permitted Bid or an Exempt Acquisition, in order for the Board of the Company to have been deemed to have elected to redeem Rights at the Redemption Price. This amendment allows partial bids to proceed, provided they meet the other requirements of the Rights Plan;

(d) in order to provide additional protections to shareholders, it requires that the consent of shareholders must be obtained to supplement, amend, vary or delete any of the provisions of the SRP Agreement where the action would materially adversely affect the interests of shareholders generally; and

(e) it makes various ancillary and administrative changes associated with the change of the rights agent.

Background

In originally adopting the Rights Plan in 2009, the Board considered the legislative framework governing take-over bids in Canada as it existed at that time. On February 25, 2016, the Canadian Securities Administrators (the "CSA") published amendments to the take-over bid regime that subsequently came into force on May 9, 2016 as National Instrument 62-104 - Take-Over Bids and Issuer Bids ("NI 62-104"). The amendments, among other things, lengthen the minimum bid period to 105 days (from the previous 35 days), require that all non-exempt take-over bids meet a minimum tender requirement of more than 50% of the outstanding securities held by independent shareholders, and require a ten-day extension after the minimum tender requirement is met. Regarding the minimum bid period, a target issuer will have the ability to voluntarily reduce the period to not less than 35 days. Additionally, the minimum bid period may be reduced due to the existence of certain competing take-over bids or alternative change-in-control transactions.

As the legislative amendments do not apply to exempt take-over bids, there continues to be a role for rights plans in protecting issuers and preventing the unequal treatment of shareholders. Some remaining areas of concern include:

  protecting against "creeping bids" (the accumulation of more than 20% of the Common Shares) through purchases exempt from Canadian takeover bid rules, such as (i) purchases from a small group of shareholders under private agreements at a premium to the market price not available to all shareholders, (ii) acquiring control through the slow accumulation of shares not available to all shareholders, (iii) acquiring control through the slow accumulation of shares over a stock exchange without paying a control premium, or (iv) through other transactions outside of Canada that may not be formally subject to Canadian take-over bid rules, and in each case requiring the bid to be made to all shareholders; and

  preventing a potential acquirer from entering into lock-up agreements with existing shareholders prior to launching a take-over bid, except for permitted lock-up agreements as specified in the Rights Plan.

By applying to all acquisitions of 20% or more of the Common Shares, except in limited circumstances including Permitted Bids (as defined in the Rights Plan), the Rights Plan is designed to ensure that all shareholders receive equal treatment. In addition, there may be circumstances where bidders request lock-up agreements that are not in the best interest of the Company or its shareholders. Shareholders may also feel compelled to tender their shares to a take-over bid, even if they consider such bid to be inadequate, out of a concern that failing to do so may result in a shareholder being left with illiquid or minority discounted shares in the Company. This is particularly so in the case of a partial bid for less than all the Common Shares.

The Rights Plan encourages a potential acquirer who makes a takeover bid to proceed either by way of a Permitted Bid (described below), which generally requires a takeover bid to satisfy certain minimum standards designed to promote fairness, or with the concurrence of the Board. If a takeover bid fails to meet these minimum standards and the Rights Plan is not waived by the Board, the Rights Plan provides that holders of Common Shares, other than the Acquiring Person (defined below), will be able to purchase additional Common Shares at a significant discount to market, thus exposing the Acquiring Person to substantial dilution of its holdings. Even where a takeover bid does not meet the Permitted Bid criteria, the Board is always bound to consider any bid for the Company and consider whether or not it should waive the application of the Rights Plan in respect of such bid. In discharging such responsibility, the Board is obligated to act honestly and in good faith with a view to the best interest of the Company.

The Rights Plan does not preclude any shareholder from utilizing the proxy mechanism of the Business Corporations Act (Ontario), to promote a change in the management or direction of the Company and will have no effect on the rights of holders of Common Shares to requisition a meeting of shareholders in accordance with the provisions of applicable legislation.

The Rights Plan is not expected to interfere with the day-to-day operations of the Company, nor in any way alter the financial condition of the Company, impede its business plans, or alter its financial statements. In addition, the Rights Plan is initially not dilutive. However, if a "Flip-in Event" (described below) occurs and the Rights separate from the Common Shares, reported earnings per share and reported cash flow per share on a fully diluted or non-diluted basis may be affected. In addition, holders of Rights not exercising their Rights after a Flip-in Event may suffer substantial dilution.

The SRP Agreement was not adopted by the Board of Directors in response to any proposal to acquire control of the Company, nor is the Board of Directors currently aware of any pending or threatened take-over bid for the Company.

Summary of the Rights Plan

The following is a summary of the principal terms of the Rights Plan, which is qualified in its entirety by reference to the text of the SRP Agreement, a copy of which is attached as Appendix "B" to this Circular.

Effective Date

The effective date of the original Rights Plan is February 3, 2009. The SRP Agreement became effective on March 18, 2021.

Term

If the new Rights Plan is not approved by shareholders at the Meeting, the Rights Plan will terminate at the conclusion of the Meeting. If the extension of the Rights Plan is approved by shareholders, the Rights Plan will terminate as of 5:00 p.m. (Eastern time) on the date of the Company's annual meeting of shareholders held in 2024, at which time the Rights will expire, unless prior to that date, the Rights are terminated, redeemed, or exchanged by the Board.

Issue of Rights

To implement the Rights Plan, the Board authorized the issuance of share purchase rights ("Rights") to the shareholders of the Company at the rate of one Right for each EFI Common Share outstanding as at 5:00 p.m. (EDT) on February 3, 2009 (the "Record Time"). In addition, one Right has been and will be issued with each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the redemption or expiration of the Rights.

Rights Exercise Privilege

The Rights will trigger (i.e., separate from the Common Shares) (the "Separation Time") and will become exercisable 10 Business Days after a person (an "Acquiring Person") becomes the beneficial owner of 20% or more of, or commences or announces a takeover bid for, the Company's outstanding Common Shares, other than by an acquisition pursuant to a Permitted Bid or a Competing Permitted Bid (each as defined below) or pursuant to certain other transactions as described in the Rights Plan. The acquisition by an Acquiring Person of 20% or more of the Common Shares is referred to as a "Flip-in Event."

Any Rights held by an Acquiring Person will become void upon the occurrence of a Flip-in Event. By making any takeover bid other than a Permitted Bid or a Competing Permitted Bid prohibitively expensive for an Acquiring Person, the Rights Plan is designed to require any person interested in acquiring more that 20% of the Common Shares to do so by way of a Permitted Bid or Competing Permitted Bid or to make a takeover bid which the Board considers to represent the full and fair value of the Common Shares.

Prior to the rights being triggered, they will have no value and no dilutive effect on the Common Shares.

Flip-In Event

A Flip-in Event is triggered in the event that a transaction occurs pursuant to which a person becomes an Acquiring Person. Upon the occurrence of a Flip-in Event, each Right (except for Rights beneficially owned by the Acquiring Person and certain other persons specified below) shall thereafter constitute the right to purchase from the Company upon exercise thereof in accordance with the terms of the Rights Plan that number of Common Shares having an aggregate Market Price (as defined in the Rights Plan) on the date of the consummation or occurrence of such Flip-in Event equal to twice the Exercise Price (as defined in the Rights Plan as Cdn.$10.00, but currently Cdn.$500.00 after adjusting for the Consolidation) for an amount in cash equal to the Exercise Price. Accordingly, if one assumes a market price of Cdn.$2.00 per share, each Right allows a shareholder to purchase 500 Common Shares for Cdn.$500.00, effectively allowing the exercising holders of Rights to acquire the Common Shares at a 50% discount to the then prevailing market price and, based on an assumed market price of Cdn.$2.00 per Common Share, resulting in the issue of 500 Common Shares for each Right, thus creating substantial dilution.

The Rights Plan provides that, upon the occurrence of a Flip-in Event, Rights that are beneficially owned by: (i) an Acquiring Person or any affiliate or associate of an Acquiring Person, or any Person acting jointly or in concert with an Acquiring Person, or any affiliate or associate of such Acquiring Person; or (ii) a transferee or other successor in title of Rights of an Acquiring Person (or an affiliate or associate of an Acquiring Person or of any person acting jointly or in concert with an Acquiring Person) who becomes a transferee or successor in title concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person; shall become null and void without any further action and any holder of such Rights (including transferees or successors in title) shall not have any right whatsoever to exercise such Rights under any provision of the Rights Plan.

Acquiring Person

An Acquiring Person is a person who "Beneficially Owns" (as defined in the Rights Plan) 20% or more of the Common Shares. An Acquiring Person does not, however, include the Company or any subsidiary of the Company, or any person who becomes the Beneficial Owner of 20% or more of the outstanding Common Shares as a result of Permitted Bid, Competing Permitted Bids and certain other exempt transactions.

Permitted Bids and Competing Permitted Bids

A "Permitted Bid" is a takeover bid made by takeover bid circular in compliance with the following additional provisions:

(a) The Bid must be made to all holders of record of Common Shares;

(b) The bid must be open for a minimum of 105 days following the date that the bid circular is sent to shareholders, or such shorter period as may be permitted under NI 62-104 in certain circumstances, and no Common Shares may be taken up prior to completion of such period;

(c) Take-up and payment for the Common Shares may not occur unless the bid is accepted by persons holding more than fifty percent (50%) of the outstanding Common Shares, exclusive of Common Shares held by the person responsible for triggering the Flip-in Event or any person who has announced a current intention to make, or who is making, a takeover bid for the Common Shares and the respective affiliates and associates of such persons and persons acting jointly or in concert with such persons;

(d) Common Shares may be deposited into or withdrawn from the bid at any time prior to the take-up date; and

(e) If the bid is accepted by the requisite percentage specified in (c) above, the bidder must extend the bid for a period of 10 business days to allow other shareholders to tender into the bid should they so choose and must make a public announcement to such effect.

A "Competing Permitted Bid" is a takeover bid that satisfies all of the criteria of a Permitted Bid except that since it is made after a Permitted Bid has been made, the minimum deposit period and the time period for the take-up of and payment for Common Shares tendered under a Competing Permitted Bid is not less than the time period required under NI 62-104 and the earliest date on which Common Shares may be taken up under the prior Permitted Bid then in existence.

Neither a Permitted Bid nor a Competing Permitted Bid need be approved by the Board and may be taken directly to the shareholder of the Company. Acquisitions of Common Shares of the Company made pursuant to a Permitted Bid or a Competing Permitted Bid do not give rise to a Flip-in Event.

Lock-up Agreements

A "Lock-Up Agreement" is an agreement between an Offeror (as defined in the Rights Plan) and a person (the "locked-up person") whereby the locked-up person agrees to deposit or tender Common Shares to the Offeror's takeover bid. Common Shares which are subject to a lock-up agreement will be considered to be beneficially owned by the Offeror, unless the lock-up agreement is a "Permitted Lock-up Agreement" as defined in the SRP Agreement, being a lock-up agreement which permits the locked-up person to withdraw its Common Shares from the lock-up agreement in order to tender or deposit the Common Shares to another takeover bid or to support another transaction, where (i) the price per Common Share offered under the other bid or transaction exceeds by a specified percentage (which may not exceed 7%) the price per Common Share offered under the Offeror's take-over bid, or (ii) the number of Common Shares to be purchased under the other bid or transaction exceeds by a specified percentage (which may not exceed 7%) the number of Common Shares proposed to be purchased by the Offeror and the price per Common Share offered in such alternative bid or transaction is not less than the price contained in or proposed to be contained in the offer to be made pursuant to the lock-up agreement.

Certificates and Transferability

Prior to separation, the Rights will be evidenced by the Common Share certificates and will not be transferable separately from the Common Shares. Common Share certificates do not need to be exchanged to entitle a shareholder to these Rights. A legend referring to the Rights Plan will be placed on all new share certificates for Common Shares issued by the Company following the Effective Date. From and after separation, the Rights will be evidenced by Rights certificates and will be transferable and traded separately from the Common Shares.

Redemption and Waiver

The Board may, at any time prior to the occurrence of a Flip-in Event, and subject to shareholder approval, elect to redeem all but not less than all of the Rights at a redemption price, after adjusting for the Consolidation, of Cdn.$0.0005 per Right (the "Redemption Price"), which has been adjusted to take into account the Consolidation, and which may be further appropriately adjusted in certain events in the future. Rights will be deemed to automatically be redeemed at the Redemption Price where a person who has made a Permitted Bid, a Competing Permitted Bid or a takeover bid otherwise exempted by the Board, takes up and pays for the Common Shares under the terms of the bid. If the Board elects or is deemed to have elected to redeem the Rights, the right to exercise the Rights will terminate and each Right will, after redemption, be null and void and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Under the Rights Plan, the Board has discretion to waive application of the Rights Plan to a takeover bid made by way of a takeover bid circular, subject to an automatic waiver with respect to all other takeover bids made while the waived takeover bid is outstanding. The Board may also waive the application of the Rights Plan to a Flip-in Event which occurs through inadvertence, subject to the "inadvertent" Acquiring Person reducing its holding of the Common Shares within an agreed upon time. Other waivers of the Rights Plan will require shareholder approval.

Amendment

The Rights Plan provides that prior to ratification by shareholders, the Board may in its sole discretion supplement or amend the Rights Plan. Once the Rights Plan has been ratified by the shareholders, however, any amendments or supplements to the terms of the Rights Plan (other than for clerical errors or to maintain the Rights Plan's validity and effectiveness as a result of changes in applicable legislation or regulatory requirements) will require prior shareholder approval. Changes arising from changes in applicable legislation will require subsequent shareholder ratification.

Shareholder Approval

At the Meeting, the Company's shareholders will be asked to consider and, if deemed advisable, approve, with or without amendment, the following resolution:

"BE IT RESOLVED, as an ordinary resolution of the shareholders of Energy Fuels Inc. (the "Company") that:

1. The Shareholder Rights Plan Agreement dated March 18, 2021 between the Company and American Stock Transfer & Trust Company, LLC, as rights agent (the “SRP Agreement”), in the form attached as Appendix “B” to the management information circular of the Company dated April 2, 2021, be and is hereby ratified and approved, such that the amendments to the original shareholder rights plan agreement dated February 3, 2009, including the extension of the expiration time of the Rights Plan to 5:00 p.m. (EDT) on the date of the Company’s annual meeting of shareholders held in 2024, is hereby ratified, approved and confirmed; and

2. any one director or officer of the Company, be, and each is hereby, authorized and directed for and on behalf, and in the name, of the Company, to execute or cause to be executed and to deliver or cause to be delivered all such documents, and to do or cause to be done all such acts and things, as in the opinion of such director or officer may be necessary or desirable in order to give effect to this resolution."

To be effective, the above resolution must be passed by a simple majority of the votes cast thereon by the Company's shareholders present in person or by proxy at the virtual Meeting. For purposes of the aforementioned approval, "present" shall refer to a shareholder's virtual presence, or the shareholder's proxy represented in accordance with all applicable voting instructions, at the live-cast Meeting on the Lumi/AST virtual AGM platform.

The Rights Plan was not adopted by the Board in response to, or in anticipation of, any offer or takeover bid, and the Board is not currently aware of any pending or threatened offer or takeover bid for the Common Shares. The Board has determined that the amendment and extension of the Rights Plan is in the best interest of the Company and its shareholders.

The Board recommends the Company's shareholders approve the above resolution. The persons named in the enclosed form of proxy intend to vote in favor of the resolution unless a shareholder has specified in the shareholder's proxy that the shareholder's shares are to be voted against such resolution.

Proposal 5 - Ratification and Approval of Amendment to By-Laws

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass an ordinary resolution ratifying and approving an amendment to the Company's by-laws.

A copy of By-Law No. 3 is attached as Appendix "C" to this Circular.

Background

The Company originally adopted its general By-Law No. 1 (the "Original By-Law") on April 15, 2005, which was ratified by the Company's shareholders on June 13, 2005. On January 23, 2014, the Board approved By-Law No. 2, which was ratified by the Company's shareholders on May 21, 2014. At the same time, the By-Law 2 Amendment was ratified by the Company's shareholders (By-Law No. 2, as so amended, is referred to herein as the "Existing By-Law"). On March 18, 2021, the Board approved Amended and Restated By-Law No. 3 ("By-Law No. 3"), which amends and restates the Existing By-Law to clarify where annual meetings of shareholders may be held and replaces and repeals the Existing By-Law. By-Law No. 3 became effective upon its approval by the Board. However, pursuant to the provisions of the Business Corporations Act (Ontario) (the "Act"), By-Law No. 3 will cease to be effective unless confirmed by a resolution adopted by a simple majority of the votes cast by shareholders at the Meeting.

Summary of Differences between By-Law No. 3 and the Existing By-Law

The following is a summary of the differences between By-Law No. 3 and the Existing By-Law, which is qualified in its entirety by reference to the text of By-Law No. 3, a copy of which is attached as Appendix "C" to this Circular.

Subject Matter	By-law No. 3 Section	Discussion
Place of Meetings	10.3

The Existing By-Law requires that meetings of shareholders be held at the registered office of the Company, which is in Ontario, Canada, or, if held elsewhere in or outside of Ontario, only upon the agreement of all shareholders entitled to vote at the meeting. As the Company's corporate headquarters are located in Colorado, USA, and the majority of its shareholders and Directors - as well as all employees - reside in the United States, By-Law No. 3 gives the Company the ability to call meetings of shareholders outside of Ontario, if the Board so determines in its sole discretion.

The Existing By-Law requires that where a meeting of shareholders is held by electronic means under Section 10.4 it is deemed to be held at the place where the registered office is located. By-Law No. 3 amends that requirement to provide that where a meeting is held by electronic means pursuant to Section 10.4 and in person, the meeting will be deemed to be held at the in-person location.

Certain clerical changes were made to the Existing By-Law.

Shareholder Approval

At the Meeting, the Company's shareholders will be asked to consider and, if deemed advisable, approve, with or without amendment, the following resolution:

"BE IT RESOLVED, as an ordinary resolution of the shareholders of Energy Fuels Inc. (the "Company") that:

1. By-Law No. 3 of the Company, substantially in the form set out in the management information circular of the Company dated April 2, 2021, be and is hereby approved, ratified and confirmed;

2. By-Law No. 2, as amended, of the Company is hereby repealed; and

3. any one director or officer of the Company, be, and each is hereby, authorized and directed for and on behalf and in the name of the Company, to execute or cause to be executed and to deliver or cause to be delivered all such documents, and to do or cause to be done all such acts and things, as in the opinion of such director or officer may be necessary or desirable in order to give effect to this resolution."

To be effective, the above resolution must be passed by a simple majority of the votes cast thereon by the Company's shareholders present in person or by proxy at the virtual Meeting. For purposes of the aforementioned approval, "present" shall refer to a shareholder's virtual presence, or the shareholder's proxy represented in accordance with all applicable voting instructions, at the live-cast Meeting on the Lumi/AST virtual AGM platform.

The Board recommends the Company's shareholders approve the above resolution. The persons named in the enclosed form of proxy intend to vote in favor of the resolution unless a shareholder has specified in the shareholder's proxy that the shareholder's shares are to be voted against such resolution.

EXECUTIVE OFFICERS

As of March 31, 2021, the executive officers of the Company, their ages and their business experience and principal occupation during the past five years were as follows:

Name and Municipality of Residence	Office Held	Officer Since	Age
Scott A. Bakken Colorado, USA	Vice President, Regulatory Affairs	2020	50
Mark S. Chalmers Colorado, USA	President and Chief Executive Officer	2016	63

David C. Frydenlund Colorado, USA	Chief Financial Officer, General Counsel and Corporate Secretary	2012	63
Curtis H. Moore Colorado, USA	Vice President, Marketing and Corporate Development	2015	51
Dee Ann Nazarenus Colorado, USA	Vice President, Human Resources and Administration	2020	63

Scott A. Bakken

Mr. Bakken is currently the Vice President, Regulatory Affairs of the Company. He has been with the Company since 2014, where he has held senior positions over permitting and regulatory matters relating to both the Company's conventional mine and mill operations and its ISR operations, serving most recently as Senior Director, Regulatory Affairs. Prior to joining the Company, Mr. Bakken held several positions, starting in 1997, with Cameco Corporation's U.S. subsidiaries, Power Resources, Inc. and Cameco Resources, and with MDU Resources Group, Inc.'s mining and construction materials subsidiary, Knife River Corporation, through which he gained extensive experience in permitting and regulatory activities at mining and ISR uranium recovery facilities. Mr. Bakken is responsible for permitting and regulatory matters relating to all of the Company's operations, both conventional and ISR, and has the overall responsibility for worker health and safety policy matters at the Company.

Mark S. Chalmers

Mr. Chalmers is currently the President and Chief Executive Officer of the Company, a position he has held since February 1, 2018. From July 1, 2016 to January 31, 2018, Mr. Chalmers was President and Chief Operating Officer of the Company, and from July 1, 2016 to July 1, 2017 was Chief Operating Officer of the Company. From 2011 to 2015, Mr. Chalmers served as Executive General Manager of Production for Paladin Energy Ltd., a uranium producer with assets in Australia and Africa, including the Langer Heinrich and Kayelekera mines where, as head of operations, he oversaw sustained, significant increases in production while reducing operating costs. He also possesses extensive experience in ISR uranium production, including management of the Beverley Uranium Mine owned by General Atomics (Australia), and the Highland mine owned by Cameco Corporation (USA). Mr. Chalmers has also consulted to several of the largest players in the uranium supply sector, including BHP Billiton, Rio Tinto, and Marubeni, and until recently served as the Chair of the Australian Uranium Council, a position he held for 10 years. Mr. Chalmers is a registered professional engineer and holds a Bachelor of Science in Mining Engineering from the University of Arizona.

David C. Frydenlund

Mr. Frydenlund is the Company's Chief Financial Officer, General Counsel and Corporate Secretary, a position he has held since March 2, 2018, and prior thereto was Senior Vice President, General Counsel and Corporate Secretary of the Company since June 2012. In addition to his responsibilities as Chief Financial Officer, Mr. Frydenlund's responsibilities include all legal matters relating to the Company's activities. His expertise extends to United States Nuclear Regulatory Commission, United States Environmental Protection Agency, State and Federal regulatory and environmental laws and regulations. From 1997 to July 2012, Mr. Frydenlund was Vice President Regulatory Affairs, Counsel, General Counsel and Corporate Secretary of Denison Mines Corp., and its predecessor International Uranium Corporation (IUC), and was also a director of IUC from 1997 to 2006 and Chief Financial Officer of IUC from 2000 to 2005. From 1996 to 1997, Mr. Frydenlund was a Vice President of the Lundin Group of international public mining and oil and gas companies, and prior thereto was a partner with the Vancouver law firm of Ladner Downs (now Borden Ladner Gervais LLP) where his practice focused on corporate, securities and international mining transactions law. Mr. Frydenlund holds a bachelor's degree in business and economics from Simon Fraser University, a master's degree in economics and finance from the University of Chicago and a law degree from the University of Toronto.

Curtis H. Moore

Mr. Moore is the Vice President of Marketing and Corporate Development for Energy Fuels Inc. He is in charge of product marketing for the Company, and is closely involved in mergers & acquisitions, investor relations, public relations, and corporate legal. He has been with the Company for over eight years, holding various roles of increasing responsibility. Prior to joining the Company, Mr. Moore worked in multi-family real estate development, government relations and public affairs, production homebuilding, and private law practice. Mr. Moore is a licensed attorney in the State of Colorado. He holds Juris Doctor and Master of Business Administration degrees from the University of Colorado at Boulder, and a Bachelor of Arts dual degree in Economics-Government from Claremont McKenna College in Claremont, California.

Dee Ann Nazarenus

Ms. Nazarenus is the Vice President, Human Resources and Administration of the Company. She has been with the Company for 14 years, having previously served as its Director, Human Resources and Administration. Prior to joining the Company, Ms. Nazarenus held human resource and administration management positions with a number of different organizations, starting in 1995. She is an integral part of the Company in overseeing all aspects of human resources and administration. Ms. Nazarenus is responsible for planning, developing, organizing, implementing, directing, and evaluating all human resource functions of the Company, in addition to being responsible for directing and managing all administrative functions of the Company.

EXECUTIVE COMPENSATION

Compensation Governance

The Company's Compensation Committee is made up of three directors, being Benjamin Eshleman III, Bruce D. Hansen, and Robert W. Kirkwood (Chair), each of whom is independent pursuant to Section 805(c) of the NYSE American LLC Company Guide (the "NYSE Guide") and pursuant to applicable Canadian securities laws. Each of Messrs. Eshleman, Hansen, and Kirkwood has direct educational and work experience that is relevant to his responsibilities in executive compensation. The Compensation Committee has been delegated the task of reviewing and recommending to the Board, the Company's compensation policies, and reviewing such policies on a periodic basis to ensure they remain current, competitive and consistent with the Company's overall goals.

The Compensation Committee also has the authority and responsibility to review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer ("CEO"), evaluating the CEO's performance in light of those corporate goals and objectives, and making recommendations to the Board with respect to the CEO's compensation level (including salary, incentive compensation plans and equity-based plans) based on this evaluation, as well as making recommendations to the Board with respect to any employment, severance or change of control agreements for the CEO. The ultimate decision relating to the CEO's compensation rests with the Board, taking into consideration the Compensation Committee's recommendations, corporate and individual performance, and industry standards.

The Compensation Committee has also been delegated the task of reviewing and approving for executive officers, other than the CEO, all compensation (including salary, incentive compensation plans and equity-based plans) and any employment, severance or change of control agreements, although the ultimate decision relating to any stock option or other equity grants rests with the Board. The experience of Board and committee members who are also involved as management of, or board members or advisors to, other companies also factor into decisions concerning compensation.

Base salaries for a year are typically determined in January of that year. Cash bonuses and equity awards for a year are typically based on performance over the entire year and are paid or awarded in January of the following year.

In January 2020, for purposes of determining base salaries for 2020, and cash bonus and equity awards for 2019, the Company continued its engagement of the Harlon Group, a compensation consulting company to conduct a compensation study for employees, the executive officers, and the Board, and to provide data on equity incentive practices in the industry for the executive team and the Board. The compensation survey data utilized in the Harlon Group's review was from a benchmark analysis of the following public companies, collectively considered to be a peer group for the Company, utilizing 2018 data from their respective 2019 proxy statements (the information below relating to each of the peer companies is taken from such proxy statements or other publicly available information regarding such companies):

• Penn Virginia Corp. - (NASDAQ:PVAC) - an independent oil and gas company engaged in the exploration, development and production of oil, natural gas liquids (NGLs) and natural gas in various domestic onshore regions of the United States;

• NexGen Energy Ltd. - (NYSE:NXE; TSX:NXE) - a uranium exploration and development company with a portfolio of projects across the Athabasca Basin where it holds over 259,000 hectares of land;

• Silvercorp Metals Inc. - (NYSE American: SVM; TSX:SVM) - engaged in the exploration, development, and mining of silver from properties in China, including four silver-lead-zinc mines in the Ying Mining District in Henan Province, China, the BYP gold-lead-zinc mine in Hunan Province, China, and the GC silver-lead-zinc mine in Guangdong Province;

• Montage Resources Corp.- (NYSE:MR) - previously Eclipse Resources Corp., which merged with Blue Ridge Mountain Resources on February 28, 2019 to form Montage Resources, an oil and gas production company with approximately 227,000 net effective undeveloped acres currently focused on the Utica and Marcellus Shales of southeast Ohio, West Virginia and North Central Pennsylvania;

• Denison Mines Corp. - (TSX:DML; NYSE American: DNN) - engaged in the exploration and development of uranium deposits, with interests focused in the Athabasca Basin region of northern Saskatchewan, Canada;

• Evolution Petroleum Corp. - (NYSE:EPM) - engaged in the development and production of oil and gas reserves within known oil and gas resources by utilizing conventional technology onshore in the United States;

• Silverbow Resources, Inc. - (NYSE:SBOW) - an independent oil and natural gas exploration and production company focused on sustainable, efficient growth in reserves and production while contributing to the country's energy security;

• Abraxas Petroleum Corp. - (NASDAQ CM:AXAS) - an independent natural gas and crude oil exploitation and product company in San Antonio, Texas with operations located in the Rocky Mountain, Mid-Continent, Permian Basin and Gulf Coast regions of the United States;

• NACCO Industries, Inc. - (NYSE:NC) - a public holding company for the North American Coal Corporation, which operates surface mines that supply coal primarily to power generation companies under long-term contracts while providing other value-added services to natural resource companies;

• Gold Resource Corp. - (NYSE American: GORO) - engaged in the exploration and production of gold and silver in Mexico and the U.S., including its flagship El Aquila project in the State of Oaxaca and exploration projects in Nevada;

• Uranium Energy Corp. (NYSE:UEC) - engaged in the exploration, extraction, and processing of in-situ uranium projects and titanium projects in the U.S. and Paraguay, including the Hobson processing plant and Palangana, Goliad, and Burke Hollow uranium projects in Texas, USA, the Reno Creek uranium project in Wyoming, USA, the Oviedo and Yuty uranium projects in Paraguay, and the Alto Parana titanium project in Paraguay;

• Adams Resources & Energy, Inc. - (NYSE:AE) - engaged in the business of crude oil marketing, transportation and storage in various crude oil and natural gas basins in the lower 48 states of the United States, with tank truck transportation of liquid chemicals and dry bulk into Canada and Mexico;

• Hallador Energy Co. - (NASDAQ:HNRG) - an exploration company in energy sourcing since 1951, it is now primarily engaged in coal development and transportation delivery, having the capacity to produce 10 million tons of coal annually for its customers in the mid-west and southeastern United States; and

• UR-Energy Inc. - (NYSE American: URG; TSX:URE) - engaged in the acquisition, evaluation, exploration, development, and operation of in-situ uranium projects, including the Lost Creek project and Shirley Basin property in Wyoming, USA.

This peer group (the "January 2020 Peer Group") was chosen to be representative of the pool from which the Company could expect to draw its management talent at the beginning of 2020, based on factors including industry representation, market capitalization, and similar levels of operational activity. Identifying peer companies with similar levels of operational activity, even in commodities other than uranium, was considered to be especially important in light of the fact that the Company has three production centers, including the only operating conventional uranium mill in the United States. Potential peer companies were additionally rated based on their similarity to the Company in the category of primary exchange of public listing of securities (Canada, Australia, USA).

In choosing the January 2020 Peer Group, the Harlon Group presented the Compensation Committee with a comparison of the performance of a broad pool of potential peers in relation to the Company over the past five-year period according to revenue, capital expenditures, net income, earnings per share, and cash flow. The Compensation Committee members additionally reviewed the list of potential peers using their own expertise and criteria developed through their experiences in tracking mining industry trends and companies in other metals and uranium mining. This resulted in the adoption of the above-listed January 2020 Peer Group. The companies in the January 2020 Peer Group had market capitalizations of between 40% and 400% of the Company's own market capitalization, with the Company's market capitalization ranking near the middle of that group (eighth out of fifteen companies), and together were deemed to be the most representative group of the Company's peers in the mining industry for use by the Compensation Committee in making its determinations and recommendations to the Board for executive compensation in January 2020.

The January 2020 Peer Group was used for compensation decisions made in January 2020, which included setting the base salaries for all NEOs for 2020.

Cash bonuses earned in 2020 and equity awards for 2020 were determined based on management's performance over 2020, as determined by the Compensation Committee in January 2021. The Compensation Committee retained the Harlon Group to help it reevaluate the Company's peer group to be used in making the Company's January 2021 compensation decisions, taking into account any changes in the Company's market capitalization and other factors since January 2020, using the following primary criteria for selection:

(1) Peer companies will be chosen from the Company's 8-digit Global Industrial Classification Standard (GICS): 10102050 Coal and Consumable Fuels or from peer group companies with the following GICs: 10102020 Oil & Gas Exploration and Production; 15104020 Diversified Metals and Mining; 15104030 Gold, Precious Metals; and 15104040 Silver Producers;

(2) Market capitalization will be used as the primary classifier, with the peer group having a median market capitalization as close to the Company's market capitalization as practical;

(3) A preference will be given to U.S. domestic issuers, but foreign issuers may be included to the extent required to ensure an adequate mix of uranium companies and producing companies; and

(4) The number of companies included in the Peer Group should range from 14 to 24.

In addition to the foregoing primary selection criteria, the following additional screening criteria were applied:

• Focus on maintaining consistency in the Company's peer group over time, to the extent appropriate, making adjustments only when necessary to maintain balance in the other criteria or account for unusual circumstances or recent changes to the Company's own market capitalization;

• Eliminate or otherwise adjust for companies that have a disproportionately high enterprise value;

• Eliminate companies that may be in unusual circumstances, such as filing for bankruptcy or privatizing;

• Eliminate companies that have compensation awards based on extraordinary circumstances, such as a recent merger, etc.; and

• Favor hard-rock mining companies over oil and gas and coal companies, to the extent possible.

The Company's market capitalization increased from about $200 million in January 2020 to over $500 million in January 2021. For purposes of compiling an appropriate peer group for 2021, consistent with ISS policy, the Company calculated its market capitalization by multiplying the current January 2021 number of shares outstanding by the average trading price of the Company's common shares over the 200-day period ending December 1, 2020, which resulted in a market capitalization of $269 million for the Company.

Based on these primary and additional screening criteria, and taking into account the Company's increased market capitalization, for purposes of making the January 2021 compensation decisions, the January 2020 Peer Group was partially retained, with the removal of: NexGen Energy Ltd., Silvercorp Metals Inc., Montage Resources Corp., Silverbow Resources, Inc., Abraxas Petroleum Corp., and Hallador Energy Co.; and the addition of: Largo Resources Inc., Paladin Energy Ltd., Alexco Resources Corp., Great Panther Mining Ltd., Centrus Energy Corp., Laredo Petroleum Inc., Fission Uranium Corp., and Vista Gold Corporation, thus resulting in the following 16 companies (the "January 2021 Peer Group"):

• Largo Resources Ltd. - (TSX:LGO; OTCQX:LGORF) - engaged in the production and supply of vanadium, sourced from one of the world's highest-grade vanadium deposits at the Maracás Menchen Mine in Brazil, with a focus on the advancement of renewable energy storage solutions and vanadium redox flow battery systems;

• Paladin Energy Ltd. - (ASX:PDN) - a uranium mining and exploration company with a 75% stake in the globally significant Langer Heinrich mine in Namibia;

• Denison Mines Corp. - (TSX:DML; NYSE American: DNN) - engaged in the exploration and development of uranium deposits, with interests focused in the Athabasca Basin region of northern Saskatchewan, Canada;

• Uranium Energy Corp. (NYSE:UEC) - engaged in the exploration, extraction, and processing of in-situ uranium projects and titanium projects in the U.S. and Paraguay, including the Hobson processing plant and Palangana, Goliad, and Burke Hollow uranium projects in Texas, USA, the Reno Creek uranium project in Wyoming, USA, the Oviedo and Yuty uranium projects in Paraguay, and the Alto Parana titanium project in Paraguay;

• Alexco Resources Corp. - (NYSE American: AXU) - a primary silver company and explorer, developer and mine operator, with a majority ownership in the Keno Hill Silver District located in the Yukon Territory, Canada;

• Great Panther Mining Limited - (NYSE American: GPL; TSX:GPR) - a gold and silver producer with a focus in the Americas and a diversified portfolio of assets in Brazil, Mexico, and Peru that includes three operating gold and silver mines, four exploration projects, and an advanced development project;

• Centrus Energy Corp. - (NYSE American: LEU) - a supplier of nuclear fuel and services for the nuclear power industry through its supply sources of enriched uranium, with expertise in uranium handling, nuclear fuel design, and criticality;

• Laredo Petroleum, Inc. - (NYSE:LPI) - an independent energy company focused on the acquisition, exploration and development of oil and natural gas properties and the gathering of oil and liquids-rich natural gas from its properties, located primarily in the Permian Basin of West Texas;

• Gold Resource Corp. - (NYSE American: GORO) - engaged in the exploration and production of gold and silver in Mexico and the U.S., including its flagship El Aquila project in the State of Oaxaca and exploration projects in Nevada;

• NACCO Industries, Inc. - (NYSE:NC) - a public holding company for the North American Coal Corporation, which operates surface mines that supply coal primarily to power generation companies under long-term contracts while providing other value-added services to natural resource companies;

• Fission Uranium Corp. - (TSX:FCU; OTCQX:FCUUF) - engaged in the development of the high-grade, near-surface Triple R uranium deposit in the Athabasca Basin uranium district of northern Saskatchewan, Canada;

• UR-Energy Inc. - (NYSE American: URG; TSX:URE) - engaged in the acquisition, evaluation, exploration, development, and operation of in-situ uranium projects, including the Lost Creek project and Shirley Basin property in Wyoming, USA;

• Penn Virginia Corp. - (NASDAQ:PVAC) - an independent oil and gas company engaged in the exploration, development and production of oil, natural gas liquids (NGLs) and natural gas in various domestic onshore regions of the United States;

• Vista Gold Corp. - (NYSE American: VGZ; TSX:VGZ) - a gold project developer whose flagship asset is the Mt. Todd gold project located in the Northern Territory, Australia;

• Adams Resources & Energy, Inc. - (NYSE:AE) - engaged in the business of crude oil marketing, transportation and storage in various crude oil and natural gas basins in the lower 45 states of the United Sates, with tank truck transportation of liquid chemicals and dry bulk into Canada and Mexico; and

• Evolution Petroleum Corp. - (NYSE:EPM) - engaged in the development and production of oil and gas reserves within known oil and gas resources by utilizing conventional technology onshore in the United States.

The January 2021 Peer Group represents an average market capitalization of $272 million, with the companies therein having market capitalizations falling within a range of 34% to 240% of the Company's own market capitalization, with the Company's market capitalization ranking 12th out of seventeen companies.

Compensation decisions in January 2021, based on the January 2021 Peer Group, included: the determination of cash bonus awards earned in 2020 under the Company's Short Term Incentive Plan ("STIP") for performance in 2020; the determination of restricted stock unit ("RSU") grants for 2020 under the Company's Long Term Incentive Plan ("LTIP") for performance in 2020; as well as the determination of base salaries for 2021 (which will be reported in next year's proxy circular).

The following table sets forth the fees paid to consultants and advisors related to determining compensation for executive officers and directors for each of the two most recently completed fiscal years. This resulted in the adoption of the above-listed January 2020 Peer Group and January 2021 Peer Group for use in the Company's January 2020 and 2021 compensation decisions.

Year	Executive Compensation-Related Fees(1)	All Other Fees(2)
Fiscal Year Ended December 31, 2020	US$9,973	Nil
Fiscal Year Ended December 31, 2019	US$12,225	Nil

Notes:

(1) The aggregate fees billed by each consultant or advisor, or any of its affiliates, for services related to determining compensation for any of the Company's directors or executive officers.

(2) The aggregate fees billed for all other services provided by each consultant or advisor, or any of its affiliates, that are not reported as "Executive Compensation Related Fees."

The Harlon Group was engaged on behalf of and took instructions from the Compensation Committee, not management in connection with the foregoing services. There were no conflicts of interest between the Compensation Committee and the Harlon Group identified during the fiscal year ended December 31, 2020, nor during any time in 2019 or to date in 2021 where discussions related to compensation decisions were held.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during the fiscal year ended December 31, 2020 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no Compensation Committee "interlocks" during the fiscal year ended December 31, 2020, nor during any time in 2019 or to date in 2021, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company's Compensation Committee.

Compensation Discussion and Analysis

Objectives of the Compensation Program

The objectives of the Company's compensation programs are to attract and retain the best possible executives having the expertise required for the uranium mining industry, and to motivate the executives to achieve goals consistent with the Company's business strategy, including with particularity the guiding principle of increasing shareholder value. The compensation program is designed to reward executives for achieving these goals, while providing continued incentives to develop rigorous new goals annually, to the extent market conditions allow in a volatile market driven primarily by commodity prices.

Elements of Compensation

The Company's compensation practices are intended to be competitive with those of its peers, and thus are designed to account for individual successes and failures within corporate management, so as to create accountability within the Company's executive team and provide an external metric against which its senior executives can gauge the quality and appropriateness of their decisions. During fiscal 2020, the three key elements used to compensate the executive officers of the Company were: (i) base salary; (ii) cash bonuses; and (iii) long-term incentives in the form of equity awards.

The Company had seven NEOs over the course of the fiscal year ended December 31, 2020:

Name	Title (Current)
Scott A. Bakken(1)	Vice President, Regulatory Affairs
Mark S. Chalmers	President and Chief Executive Officer ("CEO")
David C. Frydenlund	Chief Financial Officer ("CFO"), General Counsel and Corporate Secretary
W. Paul Goranson(2)	Former Chief Operating Officer ("COO")
Curtis H. Moore	Vice President, Marketing and Corporate Development
Dee Ann Nazarenus(3)	Vice President, Human Resources and Administration
Matthew J. Tarnowski(4)	Former Chief Accounting Officer and Controller

Notes:

(1) Mr. Bakken was appointed Vice President, Regulatory Affairs effective September 1, 2020.

(2) Mr. Goranson ceased to be Chief Operating Officer effective August 31, 2020.

(3) Ms. Nazarenus was appointed Vice President, Human Resources and Administration effective September 1, 2020.

(4) Mr. Tarnowski ceased to be Chief Accounting Officer and Controller effective October 31, 2020.

Among the NEOs, the "Senior Executive Officers" during the fiscal year ended December 31, 2020 were the President and CEO; the CFO, General Counsel and Corporate Secretary; and the former COO.

Determination of Compensation

Base Salaries

Base salary is a fixed component of pay that compensates executives for fulfilling their roles and responsibilities and aids in attracting and retaining qualified executives.

Base compensation for the CEO is generally fixed by the Board on an annual basis at its regularly scheduled meeting in January for application in that year, based on recommendations from the Compensation Committee. In making its recommendations to the Board, the Compensation Committee evaluates those levels of compensation reported by the Company's current peer group approved by the Compensation Committee. Generally, base salary for the CEO is set relative to the base salaries paid to other CEOs in the current peer group; however, the Board, in its discretion, may also take into account any additional recommendations of the Compensation Committee, as well as the Board's own assessment of the performance of the Company overall, the Company's specific projects and the CEO's individual contribution to both in addition to any other factors or considerations deemed relevant.

Base compensation for the NEOs, other than the CEO, is generally fixed by the Compensation Committee on an annual basis at its regularly scheduled meeting in January for application in that year. As with the base salary for the CEO, base salaries for the NEOs, other than the CEO, are set relative to the levels of compensation reported by the Company's current peer group approved by the Compensation Committee. The Compensation Committee may also take into account its assessment of the performance of the Company overall, the Company's specific projects and the particular individual's contributions to that performance.

In January 2020, base salaries for 2020 were set by the Board, taking into account base salaries for comparable positions in the January 2020 Peer Group, and reflected a 0.00% increase for Mark S. Chalmers and a 0.00% increase for both Mr. David C. Frydenlund and Mr. W. Paul Goranson, which was deemed appropriate in light of the Company's share price performance during 2019. The following table shows the base salaries of the Senior Executive Officers as of December 31, 2019 and December 31, 2020:

Senior Executive Officer	2020 Salary as of December 31, 2020 (US$)	2019 Salary as of December 31, 2019 (US$)	Percentage Change
Mark S. Chalmers President and CEO	$400,000	$400,000	0.00%
David C. Frydenlund CFO, General Counsel and Corporate Secretary	$287,116	$287,116	0.00%
W. Paul Goranson COO	Nil(1)	$287,116	0.00%

Notes:

(1) Mr. Goranson ceased to be Chief Operating Officer effective August 31, 2020.

Cash Bonuses

Along with the establishment of competitive base salaries and long-term incentives, one of the objectives of the executive compensation strategy is to encourage and recognize strong levels of performance by linking the overall performance and contributions of each NEO to the corporate objective of maximizing value for the Company's shareholders.

The cash bonus for the CEO for each fiscal year is approved by the Board, based on the overall financial performance of the Company, levels of bonuses provided by benchmark companies, any target bonus percentages of base salary set out in the CEO's employment agreement, and particularly the achievement of objective measures and individual performance of the CEO relative to pre-established performance goals for the year in question. Generally, the target cash bonus level is set at a competitive level relative to the cash bonuses paid within the current peer group as a percent of base salary, and the CEO's actual bonus is based on how well the CEO and the Company met the annual performance goals set by the Board in the Company's STIP as described under "Performance Goals," below. Ultimately, the cash bonus for the CEO is determined in the sole discretion of the Board, based on recommendations from the Compensation Committee.

The cash bonuses for the NEOs, other than the CEO, for each fiscal year are approved by the Compensation Committee, based on the overall financial performance of the Company, levels of bonuses provided by benchmark companies, any target bonus percentages of base salary set out in the individual NEO employment agreements, and particularly the achievement of objective measures and individual performance of the NEO, and based on recommendations and general input from the CEO. Generally, the target cash bonus levels for the NEOs, other than the CEO, are set at competitive levels relative to cash bonuses paid within the current peer group as a percent of base salary, and each Senior Executive Officer's actual bonus is based on how well the Senior Executive Officer and the Company met the annual performance goals set by the Board in the Company's STIP as described under "Performance Goals," below.

Generally, the cash bonuses earned in a fiscal year are determined by the Board at its first meeting in January of the following year. The cash bonuses in respect of each fiscal year of the Company may be paid in one or more instalments, as determined by the Board, or the Compensation Committee, as the case may be.

In addition, the Board may, from time to time, grant additional cash bonuses to one or more of the NEOs, in special circumstances, such as the successful completion of a major transaction.

Long-Term Incentives - Equity Compensation

Under the 2018 Amended and Restated Omnibus Equity Incentive Compensation Plan (the "Equity Incentive Plan"), which was originally approved by the Board on January 28, 2015 and ratified by the shareholders of the Company at the June 2015 Annual General and Special Meeting of Shareholders, then amended and restated on March 29, 2018 and ratified by the shareholders of the Company at the May 30, 2018 Annual and General Special Meeting of Shareholders, the Board may, in its discretion, grant from time to time Options, Stock Appreciation Rights ("SARs"), Restricted Stock and RSUs, Deferred Share Units, Performance Shares, Performance Units, and Full-Value Stock-Based Awards to employees, directors, officers and consultants of the Company and its affiliates.

The equity award for the CEO for each fiscal year is approved by the Board, based on the overall financial performance of the Company, levels of equity awards provided by benchmark companies, any target equity award percentages of base salary set out in the CEO's employment agreement, and particularly the achievement of objective measures and individual performance of the CEO relative to pre-established long-term performance goals for the year in question. Generally, the target equity award amount is set at a competitive level relative to the equity awards granted within the current peer group as a percent of base salary, and the CEO's actual equity award is based on how well the CEO and the Company met the annual long-term performance goals set by the Board in the Company's LTIP as described under "Performance Goals," below. Ultimately, the equity award for the CEO is determined in the sole discretion of the Board, based on recommendations from the Compensation Committee.

The equity awards for the NEOs, other than the CEO, for each fiscal year are approved by the Compensation Committee, based on the overall financial performance of the Company, levels of equity awards provided by benchmark companies, any target equity award percentages of base salary set out in the individual NEO employment agreements, and particularly the achievement of objective measures and individual performance of the NEO, and based on recommendations and general input from the CEO. Generally, the target equity award amounts for the NEOs, other than the CEO, are set at competitive levels relative to equity awards granted within the current peer group as a percent of base salary, and each Senior Executive Officer's actual equity award is based on how well the Senior Executive Officer and the Company met the annual long-term performance goals set by the Board in the Company's LTIP as described under "Performance Goals," below.

Equity incentives granted to NEOs may be made subject to specific vesting requirements, which may include vesting over a particular period of time or in response to the achievement of other performance-based metrics. Generally, equity awards for a fiscal year are determined by the Board at its first meeting in January the following year. In addition, the Board may, from time to time, grant additional equity awards to one or more of the NEOs, in special circumstances, such as the successful completion of a major transaction.

In 2020, under the LTIP, the Company relied on the grant of RSUs to align the NEOs' interests with shareholder value. Generally, the RSUs granted in January 2021 for performance in 2020 will vest as to 50% on January 27, 2022, will vest as to an additional 25% on January 27, 2023 and as to the remaining 25% on January 27, 2024. Upon vesting, each RSU entitles the holder to receive one Common Share for the payment of no additional consideration. The Company considers RSUs to be an excellent form of equity incentive, which allows the Company to achieve its performance-based incentive and retention goals. First, because the Company's performance is heavily dependent on commodity prices, and traditional performance measures such as earnings per share, revenue growth, and earnings before interest, taxes, depreciation and amortization, etc. have not been meaningful in the past, share price performance is one of the main measures of long-term performance for the Company. Because the RSUs vest over a three-year period, with the number of shares vesting each year set at the time of grant, the value of the shares at the time of vesting will be directly dependent on the Company's share price at the time of vesting. If management is successful in increasing the Company's share price over the three-year period, the value of the shares at each vesting date will have increased; however, if management is not successful in increasing share prices over that time period, the value of management's vested shares may decrease. The Company therefore considers RSUs to provide a very effective long-term share-performance-based form of equity incentive. In addition, because an executive will forfeit all unvested RSUs if he or she leaves the Company to take employment elsewhere, the unvested RSUs also help the Company satisfy its retention objectives.

In 2019, the Company made a special grant of SARs to its Senior Executive Officers and certain management personnel for performance in 2018, in recognition of the Company's outstanding share price performance in 2018 and in order to provide additional long-term performance-based equity incentives for its senior management. The SARs are purely performance based because they vest only upon the achievement of aggressive performance goals designed to significantly increase shareholder value. If those goals are not met, the SARs do not vest. These SARs were included in NEO compensation for 2018. For details, see "Additional Special SAR Grant for 2018" in the circular released in advance of the Company's May 29, 2019 meeting of shareholders.

No SARs were granted by the Board in January 2021 for performance in 2020. As of market close on March 17, 2021, the first performance criterion to the January 2019 SAR grant was met - the 90-calendar-day VWAP of Common Shares on the NYSE American having equaled or exceeded US$5.00. As a result, one-third (1/3) of each grantee's total number of SARs have vested as of March 17, 2021 and are now exercisable, subject to any blackout periods imposed by the Company.

Performance Goals

The Company is in an industry that is heavily dependent on the price of uranium. When uranium prices are high, uranium operations can be in full swing and development activities can be booming. However, when uranium prices are low, operations are generally curtailed, and properties and facilities are placed on standby or shut down. During those periods of low commodity prices, which the Company has experienced for the last several years, industry participants can face negative cash flows and losses, and are often tasked with minimizing those negative cash flows and losses, while at the same time maintaining their valuable assets in a state of readiness for a ramp-up when uranium prices recover. As a result of this heavy reliance on commodity prices and large fluctuations in cash flows and income and losses, typical performance metrics, such as earnings per share, revenue growth, and earnings before interest, taxes, depreciation and amortization, etc. are not meaningful to the Company at this time.

To address this issue, the Company implemented the STIP in January 2016 and the LTIP in January 2018, which are intended to set out meaningful performance criteria tailored specifically to the Company, in light of the general inability to rely on more standard performance indicators. The STIP sets short-term performance goals that are tied primarily to the Company meeting its annual budget, as set by the Board. Cash bonuses for Senior Executive Officers are awarded each year based on performance relative to the STIP performance goals for the year, as determined by the Board in January of the following year.

The LTIP sets long-term performance goals tailored specifically to the Company that have implications beyond the current year. Equity awards for Senior Executive Officers are awarded for each year based on performance relative to the LTIP performance goals for the year, as determined by the Board in January of the following year. The equity awards are typically in the form of RSUs that vest over a three-year period. Although performance goals are not contained in the RSUs themselves, the number of RSUs awarded for any year is based on the success of management in meeting the year's long-term performance goals. Further, because the RSUs vest over a three-year period, the RSUs provide an additional performance incentive for management, because the better the Company performs over the long term, the better the Company's share performance will be, and the higher the value of the RSUs will be when they vest in the future.

The Company has found that the STIP has been very effective in setting meaningful goals specific to the Company that can be managed by the Senior Executive Officers and objectively evaluated by the Board. The LTIP, although more recently implemented, is also proving to be very effective at setting meaningful long-term performance goals that can be objectively evaluated by the Board. The Company is very pleased with its executive incentive program and believes it encourages and recognizes strong levels of performance by linking the overall performance and contributions of each Senior Executive Officer to the corporate objective of maximizing value for the Company's shareholders.

STIP Goals and Performance

The purpose of the STIP is to align short-term (generally one year or less) performance of Senior Executive Officers with the Company's annual business plan and other specified criteria through awarding participants with cash bonuses that are a function of performance against STIP goals. How well Senior Executive Officers perform at achieving STIP goals determines whether the Senior Executive Officers' cash bonuses are at, above or below their target levels.

In January of each year, the Compensation Committee completes a STIP matrix including goals, metrics and weightings to serve as the basis for measuring short-term performance of the Company and the participants during and at the end of the year. The STIP matrix generally contains several objective criteria (such as criteria tied to successful implementation of the annual business plan for the year), as well as a subjective category. The objective performance goals generally apply equally to all Senior Executive Officers, recognizing the need for all top executives to work as a team to achieve corporate goals. The objective criteria serve as the short-term performance goals for the CEO and the top management group.

The performance metrics for the STIP objective performance goals are generally structured so that, if the senior management team performs as expected, the mid-level (100% of target) will be achieved for each of the objective performance goals and the target cash bonus level will be achieved. If performance is lower than expected for an objective performance goal, then the lower level (generally expected to be set at approximately 0-50% of target) will apply, and likewise if performance is greater than expected for the criteria, the higher level (generally expected to be set at approximately 150% of target) will apply.

The subjective evaluation for each participant is performed by the Compensation Committee, upon the recommendations and input of the CEO, and may take into consideration individual contributions and achievements of participants, workloads, reaction to market conditions over which the participant has no control, leadership, relationship with the Board, and other elements specific to the participant that warrant attention during the year. The target weighting of the subjective category generally does not exceed 20% of the total bonus amount for each participant, recognizing the need for all top executives to focus primarily on working as a team to achieve the objective corporate goals set for the CEO and the senior management team; however, the Compensation Committee may take a higher target weighting into consideration in unique circumstances where the Company's performance has been especially noteworthy or important in that year, or if otherwise considered appropriate.

The Compensation Committee determines the target cash bonus level for each participant, generally to be set as a percentage of base salary at the same time it determines the STIP matrix, by referencing the cash bonuses awarded to those in comparable positions within the current peer group established by the Compensation Committee, which necessarily reflects the most recent year for which such data is publicly available. Those considerations must be considered in light of the target bonus percentages of base salary set out in the individual Senior Executive Officers' employment agreements. The actual cash bonus award could be lower or higher than the target bonus level depending on the Compensation Committee's actual evaluation of the performance metrics for the year, as well as any information for industry trends, price level adjustments or other factors that indicate the data for the year in comparison would understate or overstate the expected cash bonuses for those with comparable positions in the peer group during the performance year.

The STIP also applies an overriding health and safety factor, which serves to reduce or eliminate any cash bonuses otherwise payable if the Company fails to meet stipulated health and safety performance criteria. The Board also has the authority to vary from the STIP as it sees fit.

2020 STIP Goals and Performance

In situations such as the present, where the Company is not generating sufficient revenues to result in earnings, factors such as managing production, cash expenditures, overheads and working capital balances, maintaining valuable assets on standby and advancing other assets, all as set out in the Company's annual budget, are more important for guiding management and judging management's performance than broad corporate-level financial performance metrics. Cash bonuses earned in 2020 were based on management's performance in 2020 relative to the 2020 STIP performance goals.

For 2020, the STIP performance goals, which together comprise the 2020 total STIP weighting are summarized below:

• Production and Revenue

Under this performance goal, management was required to manage its production and revenue activities in 2020 to meet or exceed specified production requirements (15% of the total STIP weighting at 100% of target). Specifically, 100% of target required the total value of uranium and vanadium production and alternate feed material and abandoned uranium mine ("AUM") revenues for 2020, valued at the annual budgeted prices of $25.00 per pound U3O8 and $5.40 per pound V2O5 (the prevailing price of vanadium at December 31, 2020), plus any other gross revenues received for the account of the Company in 2020 from alternate feed material processing, source material concentration and purification or AUM received, without any allowance for the cost of production, to be between $3 million and $6 million; 150% of target required such value to exceed $6 million; 50% of target required such value to be less than $3 million but equal to or greater than $2.3 million; and 0% of target resulted if such value was less than $2.3 million.

Based on this manner of valuation of production as of December 31, 2020, the value of uranium produced was estimated to be $4,286,250, the total value of vanadium produced was $333,650, and the gross revenues from receipt of AUM materials was estimated to be $1,549,577 for a total value of production of $6,169,477, not counting miscellaneous revenues from the receipt of alternate feed materials in 2020. As the total value of uranium and vanadium production and alternate feed material and AUM revenues for the 2020 year was greater than $6 million, 150% of target was achieved. As a result, a weighting of 22.5% was achieved for this performance goal, which exceeded the 15% target weighting.

• Net Recurring Cash Flow

Under this performance goal, management was required to manage its operating costs in 2020 to meet or exceed specified net recurring cash flow requirements while maintaining properties on standby for a potential future ramp-up in production (25% of the total STIP weighting at 100% of target). Specifically, 100% of target required net recurring cash flow for 2020 to be between negative cash flows of ($23.4) million and ($17.4) million; 150% of target required such value to exceed ($17.4) million; 50% of target required such value to be less than ($23.4) million but equal to or greater than ($26.4) million; and 0% of target resulted if such value was less than ($26.4) million. It should be noted that production values included in these calculations were set at the budgeted value of $25.00 per pound U3O8, regardless of the actual price at year-end or at the time of the evaluation. These numbers also assume total production of 105,087 pounds U3O8 for the Company's account and no new vanadium production as per the Company's budget for 2020. Appropriate adjustments were made to the numbers to reflect changes in production levels and as otherwise required to appropriately reflect changes in underlying assumptions.

Based on the Company's evaluations the adjusted net recurring cash flow for 2020 was determined to be ($22.5) million. This resulted in 100% of target being achieved. As a result, a full weighting of 25% was achieved for this performance goal.

• Working Capital

Under this performance goal, management was required to maintain its liquid working capital balance at the end of 2020, taking into account any financings completed in 2020, within a specified range (20% of the total STIP weighting at 100% of target). Specifically, 100% of target required liquid working capital (defined as cash plus marketable securities plus accounts receivable plus the value to the Company of uranium and vanadium product inventory in salable form less accounts payable and accrued liabilities) to be between $40.0 million and $60.0 million; 150% of target required such value to exceed $60.0 million; 50% of target required such value to be less than $40.0 million but equal to or greater than $20.0 million; and 0% of target resulted if such value was less than $20.0 million.

Based on information available as of the date reviewed by the Board in January 2021, the estimated liquid working capital balance, comprised of cash and qualifying marketable securities, less an estimated amount to cover the net difference between potentially unknown or unrecorded accounts receivable, accounts payable and accrued liabilities, plus the value to the Company of uranium and vanadium product inventory in salable form as of December 31, 2020, was $46.4 million. As this amount was between $40 and $60 million, 100% of target was achieved. As a result, a full weighting of 20% was achieved for this performance goal.

• Scalability of Production

Under this performance goal, management was required to advance the Company's scalability of production, with metrics tied to achieving certain specified permitting and licensing benchmarks or milestones during the year (5% of the total STIP weighting at 100% of target). Specifically, the STIP specified 11 target permits and permitting milestones for 2020. 100% of target required that any three of the 11 permits or milestones be obtained during the year; 150% of target required that any four or more of such permits and milestones be obtained during the year; 50% of target required that any two of such permits and milestones be obtained; and 0% of target resulted if fewer than two such permits and milestones were obtained during the year.

While the Company noted some very significant permitting achievements during the 2020 year, none of the 11 specified target permits or milestones were obtained. As fewer than two of the specified target permits or milestones were obtained, 0% of target was achieved. As a result, a weighting of 0% was achieved for this performance goal, which fell short of the 5% target weighting.

• Section 232 Petition/Working Group Recommendations

Under this performance goal, management was required to continue pursuing relief under the Company's joint Petition for Relief under Section 232 of the Trade Expansion Act of 1962 from imports of uranium products that threaten national security (the "Section 232 Petition") which it filed with the U.S. Department of Commerce ("DOC") in January 2018, and to meet specified benchmarks (15% of the total STIP weighting at 100% of target). Specifically, 100% of target required that the Company continue to pursue relief under the Section 232 Petition/Working Group or other trade remedy; 150% of target required the Working Group to have recommended a trade remedy or other uranium-mining relief to the President of the United States; and 0% of target resulted if the Company did not continue pursuing relief under the Section 232 Petition/Working Group or other trade remedy.

On April 23, 2020, the Working Group issued its report entitled a "Strategy to Restore American Nuclear Energy Leadership." Stating that "the U.S. Government will take bold action to revive and strengthen the uranium mining industry" and "de-risk the fuel cycle" to counter the deliberate actions of state-owned enterprises in Russia, China and elsewhere to degrade U.S. nuclear capabilities, the Strategy to Restore American Nuclear Energy Leadership recommended:

  making direct U.S. government purchases of 17 - 19 million pounds of uranium beginning in 2020 for a strategic uranium reserve (which had already been reflected in the President's fiscal 2021 budget, which contemplated expenditures of $150 million per year over a 10-year period, totaling $1.5 billion, to create this strategic uranium reserve);
  ending the Department of Energy uranium bartering program that has directly competed against domestic uranium miners in the past;
  supporting the DOC's efforts to extend the Russian Suspension Agreement ("RSA") to prevent dumping of Russian uranium in the U.S., and "the consideration of further lowering the cap on Russian imports under future RSA terms";
  enabling the Nuclear Regulatory Commission to deny imports of fabricated nuclear fuel from Russia; and
  streamlining regulatory reform and land access for uranium.

Further, on December 21, 2020, $75 million of funding for the Uranium Reserve was included in the omnibus appropriation bill passed by both houses of Congress. This key funding opens the door for the U.S. government to purchase domestically-produced uranium to guard against potential commercial and national security risks presented by the country's near-total reliance on foreign imports of uranium. The bill was signed by the President on December 27, 2020.

The Working Group's recommendation, as reflected in the federal executive fiscal 2021 budget and the $75 million appropriation for 2021, is intended to support the U.S. domestic uranium mining industry, including the Company, through purchases of uranium. The Company stands ready to benefit from this program through future production from its mines and facilities. As a result, the Working Group's recommendation is expected by the Company to have a significant positive impact on prices or revenues payable to U.S. producers, if adopted by the President.

As the Working Group recommended a trade remedy or other uranium-mining relief to the President of the United States in 2020, which is likely to have a significant positive impact on prices or revenues payable to U.S. producers if adopted by the President, 150% of target was achieved in 2020. As a result, a weighting of 22.5% was achieved for this performance goal, which exceeded the 15% target weighting.

• Subjective Component

Under this performance goal, each Senior Executive Officer is given a subjective evaluation specific to the Senior Executive Officer's particularized roles and responsibilities within the Company (20% of the total STIP weighting at 100% of target).

With respect to the Subjective Component, 150% of target was achieved by all Senior Executive Officers, which resulted in a weighting of 30% (exceeding the target of 20%) for this performance goal for all Senior Executive Officers. In making this conclusion, the Compensation Committee considered the following factors (the "2020 Subjective Factors"):

  The inclusion in the former President's 2021 budget of $150 million per year over a period of 10 years to establish a strategic uranium reserve in the 2021 federal executive fiscal budget; the Working Group's report and recommendations for the proposed establishment of a national Uranium Reserve; and the $75 million appropriation by Congress, each as detailed above. Through its efforts in Washington D.C., the Company was instrumental in the establishment of the Working Group and the recommendations in its report;

o The Company's continued support for the U.S. domestic uranium industry, especially through its contributions to the renewal of the RSA. On September 14, 2020, the DOC obtained Russia's agreement to extend limits on uranium imports into the U.S. from Russia through 2040 under an extended RSA, which was an important step toward maintaining the long-term health of the U.S. uranium mining industry, especially since the expiration of the RSA at the end of 2020 could have resulted in unlimited Russian uranium imports into the U.S. The DOC won important concessions from Russia, including lower quotas starting in the mid-2020s, allowing only a portion of the quotas to be used for the sale of U3O8 and conversion into the U.S., and strict controls on Russian enrichment service contracts;

o The Company's initiation of its REE program, with the retention of expert consultants; the production of its first REE carbonate at the White Mesa Mill; receipt of a contract from the DOE Office of Fossil Energy and the National Energy Technology Laboratory to evaluate and develop a conceptual design to allow for the commercial production of mixed rare earth oxides from coal-based resources in an environmentally benign fashion; execution of a three-year Supply Agreement with Chemours to acquire a minimum of 2,500 tons per year of natural monazite sands; and other key negotiations and prospects;

o The acquisition from GeoInstruments Logging of all of its Prompt Fission Neutron ("PFN") technology and equipment, including all of its related intellectual property, giving the Company the exclusive right to use, license, and service this particular PFN technology globally. PFN is critical to successful uranium production particularly from many ISR deposits, as it more accurately measures downhole in-situ U3O8 ore grade versus traditional Total Gamma and Spectral Gamma methods;

o The May 2020 final order from the U.S. District Court for the District of Arizona in favor of the Company and the U.S. Forest Service on the one outstanding matter in the Pinyon Plain Mine litigation. While an appeal is now pending before the Ninth Circuit Court of Appeals, the District Court's ruling in favor of the U.S. Forest Service and the Company was a major achievement;

o Numerous cost-cutting measures, including placing Nichols Ranch on standby with a reduction in mandatory staffing requirements; significant reductions in personnel at the Nichols Ranch site and at the Company's Casper Wyoming office; moving the Casper office to a shared office location; closing down the Company's Egnar Office; reducing amounts payable to consultants; reducing the workforce at the White Mesa Mill; and reducing the number of senior executive officers from three to two;

o Management streamlining efforts in order to reduce costs, flatten the organizational structure, and focus on the ongoing growth of a new generation of U.S. uranium and REE professionals;

o Completion of a bought-deal financing in February 2020, pursuant to which the Company issued an aggregate of 11,300,000 common shares at a price of US$1.47 per share for gross proceeds of US$16,611,000;

o Becoming debt-free as of October 6, 2020 following the final redemption of all outstanding Cdn$20,860,000 convertible debentures; and

o A number of other notable achievements, including: falling within its 2020 production guidance, ranking the Company as the as the largest uranium producer in the U.S. and the largest primary vanadium producer in the U.S. during 2020, for the fourth consecutive year; minimizing impacts from COVID-19; publishing a Sustainability Report, along with Climate Change and Human Rights Policies and a Vendor Code of Conduct, which together describe the Company's ongoing commitment to the environment, worker health, public safety and social responsibility, including its important role in combating global climate change through producing and recycling carbon-free energy resources; a share-price gain during the year of 121.88% and a share-price gain over the last three years of 119.59%; and a number of significant administrative changes.

There were also no health or safety factors to apply to reduce the foregoing results in the 2020 year. The Company had a good safety record for 2020, with no lost-time accidents and only two reportable medical aids at its facilities.

Based on this analysis, the combined STIP performance weighting for 2020 was 120%. Accordingly, the cash bonuses awarded to Senior Executive Officers for their performance in 2020 were determined by the Compensation Committee at its January 2021 meeting to be 120% of each Senior Executive Officer's target cash bonus amount. The following table shows the resulting cash bonuses earned by the current Senior Executive Officers in 2020:

Senior Executive Officer	2020 Salary as of December 31, 2020 (US$)	Target Cash Bonus Percentage	Target Cash Bonus (US$)	STIP Performance Weighting	Actual Cash Bonus earned in 2020(US$)
Mark S. Chalmers President and CEO	$400,000	50%	$200,000	120%	$240,000
David C. Frydenlund CFO, General Counsel and Corporate Secretary	$287,116	40%	$114,846	120%	$137,815
W. Paul Goranson(1) COO	Nil	Nil	Nil	Nil	Nil

Notes:

(1) Mr. Goranson ceased to be Chief Operating Officer effective August 31, 2020. His severance amount of $803,925 was paid in full satisfaction of all obligations owed to Mr. Goranson by the Company pursuant to his Employment Agreement with the Company.

The STIP applies only to the Senior Executive Officers. Cash bonuses to the other NEOs are determined at the discretion of the Compensation Committee based on the overall financial performance of the Company, levels of bonuses provided by benchmark companies, and individual performance of the NEO based on recommendations and general input from the CEO. Applying these criteria, the cash bonuses for the other NEOs for 2020, as determined in January 2021, were set at 20% of base salary for Mr. Moore, 20% of base salary for Ms. Nazarenus, and 20% of base salary for Mr. Bakken. Mr. Tarnowski, former Chief Accounting Officer and Controller of the Company, left the Company effective as of October 31, 2020, and was thus not awarded any cash bonus for the year ended December 31, 2020. His severance amount of $184,000 was paid in full satisfaction of all obligations owned to Mr. Tarnowski by the Company pursuant to his Employment Agreement with the Company.

LTIP Goals and Performance

The purpose of the LTIP, which was first adopted in January 2018, is to align performance of Senior Executive Officers with the Company's long-term (generally in excess of one year) goals and other specified criteria through awarding participants with equity awards in the form of RSUs that are a function of performance against LTIP goals. How well Senior Executive Officers perform at achieving LTIP goals determines whether the Senior Executive Officers' equity awards are at, above or below their target levels.

In January of each year, the Compensation Committee completes an LTIP matrix including goals, metrics and weightings to serve as the basis for measuring long-term performance of the Company and the participants during and at the end of the year. As with the STIP, the LTIP matrix generally contains several objective criteria as well as a subjective category. The objective performance goals generally apply equally to all Senior Executive Officers, recognizing the need for all top executives to work as a team to achieve corporate goals. The objective criteria serve as the long-term performance goals for the CEO and the top management group.

The performance metrics for the LTIP objective performance goals are generally structured so that, if the senior management team performs as expected, the mid-level (100% of target) will be achieved for each of the objective performance goals, and the target equity award level will be achieved. If performance is lower than expected for an objective performance goal, then the lower level (generally expected to be set at approximately 0-50% of target) will apply, and likewise if performance is greater than expected for the criteria, the higher level (generally expected to be set at approximately 150% of target) will apply.

The subjective evaluation for each participant is performed by the Compensation Committee, upon the recommendations of the CEO, and may take into consideration individual contributions and achievements of participants, workloads, reaction to market conditions over which the participant has no control, leadership, relationship with the Board, and other elements specific to the participant that warrant attention during the year. The target weighting of the subjective category generally does not exceed 20% of the total equity award amount for each participant, recognizing the need for all top executives to focus primarily on working as a team to achieve the objective long-term corporate goals set for the CEO and the senior management team; however, the Compensation Committee may take a higher weighting into consideration in unique circumstances where the Company's performance has been especially noteworthy or important in that year, or if otherwise considered appropriate.

The Compensation Committee determines the target equity award level for each participant; generally, to be set as a percentage of base salary at the same time it determines the LTIP matrix. Generally, the Compensation Committee sets the target equity award percent for each participant for the year by reference to the equity amounts awarded to comparable positions in the current peer group established by the Compensation Committee for the most recent year for which data is publicly available, consistent with any target equity award percentages of base salary that may be set out in the individual NEO employment agreements. The actual value of equity awarded could be lower or higher than the target equity award level depending on the Compensation Committee's actual evaluation of the long-term performance metrics for the year, as well as any information for industry trends, price level adjustments etc. that would indicate that data for the comparison year would understate or overstate the expected equity awards for comparable positions in the peer group during the year.

The LTIP also applies an overriding health and safety factor, which serves to reduce or eliminate any equity awards otherwise payable if the Company fails to meet stipulated health and safety performance criteria. The Board also has the authority to vary from the LTIP as it sees fit.

The Company believes shareholder value is primarily driven by results, both in terms of financial strength and operating measures such as production, production capability, and mineral reserve and resource growth, as well as protection of public health, safety and the environment and good corporate governance. Each executive's performance is also evaluated against expectations for fulfilling the executive's individual responsibilities and goals within his or her particular employment functions and areas of expertise, which also reflects on the executive's contribution to the Company's success in meeting its long-term objectives.

2020 LTIP Goals and Performance

As stated above, performance goals based on broad corporate-level financial performance metrics such as earnings per share, revenue growth, and earnings before interest, taxes, depreciation and amortization, are not meaningful to the Company's performance at this time. Instead, the Company sets long-term performance goals each year tailored specifically to the long-term objectives set by the Company each year. Share price performance over the year is considered to be a good long-term indicator for the Company, because it reflects the market's expectation of the Company's performance beyond the current year. However, because share price performance is highly linked to commodity price performance for companies such as the Company, this long-term performance goal has been set to compare the Company's share price performance relative to the share price performance of other comparable companies in the uranium industry (and not to the Company's peer group as a whole, which includes companies in different commodity industries), in order to standardize for commodity price fluctuations over the year. The long-term performance goal of obtaining approval in the current year for a satisfactory budget for the following year requires management to manage the Company in the current year so that the Company's expected activities in the following year meet specified criteria. Similarly, the long-term performance goal of obtaining business activities beyond the following year requires management to manage the Company in the current year to secure business activities for the second year beyond the current year. The Company believes these are the most meaningful long-term performance goals for the Company at this time.

Equity awards earned in 2020 were based on management's performance in 2020 relative to the 2020 LTIP performance goals. For 2020, the LTIP performance goals were:

• Share Price Performance

Under this performance goal, management was required to achieve a share price performance in 2020 relative to the share price performance of other publicly traded uranium mining companies with comparable market capitalizations (35% of the total LTIP weighting at 100% of target). Share price performance was determined by comparing the performance of the Company's common shares during 20203  to the performance of other publicly traded uranium companies with market capitalizations of US$50 million or greater over the same time period. Return to shareholders was measured as the percentage increase in the Company's share price over the 2020 calendar year. Specifically, 100% of target required that the Company's share price performance during 2020 be within 50% and up to 25% of the share price performance of all such publicly traded uranium companies; 150% of target required the Company's share price performance to be within the top 25% of the share price performance of all such publicly traded uranium companies; 50% of target required the Company's share price performance to be within 75% and up to 50% of the share price performance of all such publicly traded uranium companies; and 0% of target resulted if the Company's share price performance was less than 75% of the share price performance of all such publicly traded uranium companies.

To determine the share price performance of the Company relative to publicly traded uranium companies with market capitalizations above $50 million, the Company used the opening market price as of January 2, 2020 and the closing market price as of December 31, 2020 of each publicly traded uranium company that started the year above a $50 million market capitalization.

Based on this analysis, the Company's share price performance over the 2020 year ranked second out of 12 total companies, thereby falling within the top 25% (first quartile) of publicly traded uranium companies with a market capitalization above US$50 million during the 2020 year. This resulted in 150% of target being achieved. As a result, a weighting of 52.5% was achieved for this performance goal, which exceeded the 35% target weighting.

_____________________________
3 For the LTIP performance goals set in January 2021 for performance in 2021, this performance goal was changed to compare the performance of the Company's common shares over the three-year period ending December 31, 2021 to the performance of other publicly traded uranium companies over the same time period, in order to provide a longer-term element to this goal.

• Obtaining Board Approval in December 2020 for a Budget for 2021

Under this performance goal, management was required to obtain Board approval in December 2020 for a budget for 2021 that met specified net recurring cash flow plus sustaining capital requirements while maintaining the Company's properties on standby for a potential future ramp-up of production (35% of the total LTIP weighting at 100% of target). The combined total of net recurring cash flow and sustaining capital are considered to represent the ongoing cash burn of the Company, so this goal was intended to result in management preparing an annual budget for 2021, for approval by the Board, which limited expected ongoing cash burn to specific amounts, while maintaining its properties on standby. In determining the net recurring cash flow and sustaining capital for any budget, the assumed spot prices of uranium and vanadium during the year were assumed to be the spot prices assumed in the budget, reasonably expected cash flows were used regardless of whether or not the cash flows were under contract at the time of approval of the budget, and no additional equity (including ATM) financing was assumed. Specifically, 100% of target required Board approval in 2020 of a budget for 2021 that resulted in an expected combined total for net recurring negative cash flow and sustaining capital for the Company in 2021 of equal to or greater than ($18.7) million and less than or equal to ($12.7) million; 150% of target required Board approval of such a budget that resulted in such negative cash flows of greater than ($12.7) million;4  50% of target required Board approval of such a budget that resulted in such negative cash flows of less than ($18.7) million and greater than or equal to ($24.7) million; and 0% of target resulted if the Board approved such a budget that resulted in such negative cash flows of less than ($24.7) million.

In the Company's approved Business Plan and Budget for 2021, the net recurring negative cash flows plus sustaining capital for 2021 were ($18,359,690), which was more than ($18,709,967) and less than or equal to ($12,709,967). This resulted in 100% of target being achieved. As a result, a weighting of 35% was achieved for this performance goal, which met the 35% target weighting.

• Securing Future Business Activities

Under this performance goal, management was required to secure additional activities that were expected to result in a net cash increment to the Company beyond 2021 (10% of the total LTIP weighting at 100% of target). Specifically, 100% of target required the Company to pursue additional activities that were expected to result in a net cash increment to the Company beyond 2021; 150% of target required the Company to secure additional activities that were expected to result in a net cash increment to the Company beyond 2021 of $5 million or greater over any two-year period within the following five years; 0% of target resulted if the Company did not pursue any such additional activities.

During 2020, the Company pursued additional activities that are expected to result in a net cash increment to the Company beyond 2021, such as: having previously secured a low-grade ore processing contract, which is currently expected to result in revenues during 2022 and 2023 of at least $420,000 in total; having secured a contract with The Chemours Company for the acquisition of a minimum of 2,500 tons of monazite sands per year over the three-year period ending on December 7, 2023; submitting offer letters to third parties for the purification and concentration of uranium product; and ongoing discussions with third parties regarding further alternate feed processing opportunities.

As a result, as of December 31, 2020, the Company had "secured" additional activities that are expected to result in a net cash increment to the Company in 2022 and 2023 of a minimum of $2,114,370 to $3,850,898. For purposes of this performance goal, "secure" means having a signed term sheet, letter of intent, purchase order, bid award, definitive agreement, or other evidence satisfactory to the Compensation Committee. Such amounts, however, do not exceed the 150% LTIP goal of $5,000,000 or greater over any two-year period within the next five years beyond 2021.

_____________________________
4 For the LTIP performance goals set in January 2021 for performance in 2021, in order to achieve 150% of this performance goal, management must obtain Board approval in 2021 of a budget for 2022 that results in an expected combined total for net recurring cash flow and sustaining capital for the Company in 2022 of better than the greater of: (A) 21.55% more than the actual net recurring cash flow and sustaining capital budgeted for three years prior (i.e., the budget for 2019 approved in December 2018); and (B) 5% more than the net recurring cash flow and sustaining capital budgeted for the Company in 2021, in order to provide a longer-term element to this goal.

This resulted in 100% of target being achieved. As a result, a weighting of 10% was achieved for this performance goal, which met the 10% target weighting.

• Subjective Component

Under this performance goal, each Senior Executive Officer was given a subjective evaluation specific to the Senior Executive Officer's particularized roles and responsibilities within the Company (20% of the total LTIP weighting at 100% of target).

With respect to the Subjective Component, 150% of target was achieved by all Senior Executive Officers, which resulted in a weighting of 30% for this performance goal for all Senior Executive Officers. In making this conclusion, the Compensation Committee considered the 2020 Subjective Factors described under 2020 STIP Goals and Performance above.

There were also no health or safety factors to apply to reduce the foregoing results in the 2020 year. As stated above, the Company had a good safety record for 2020, with no lost-time accidents and only two reportable medical aids at its facilities.

Based on this analysis, the combined LTIP performance weighting for 2020 was 127.5%. Accordingly, the equity awards granted to Senior Executive Officers for their performance in 2020 were determined by the Compensation Committee at its January 2021 meeting to be 127.5% of each Senior Executive Officer's target equity award amount. The following table shows the resulting equity awards (in the form of RSUs) to the Senior Executive Officers for 2020:

Senior Executive Officer	2020 Salary as of December 31, 2020 (US$)	Target Equity Award Percentage	Target Equity Award (US$ value of RSU grants)	LTIP Performance Weighting	Actual Equity Awarded for 2020 (US$ value of RSU grants)
Mark S. Chalmers President and CEO	$400,000	100%	$400,000	127.5%	$510,000
David C. Frydenlund CFO, General Counsel and Corporate Secretary	$287,116	80%	$229,693	127.5%	$292,858
W. Paul Goranson(1) COO	Nil	Nil	Nil	Nil	Nil

Notes:

(1) Mr. Goranson ceased to be Chief Operating Officer effective August 31, 2020. Mr. Goranson's severance amount of $803,925 was paid in full satisfaction of all obligations owned to him by the Company pursuant to his Employment Agreement with the Company.

The LTIP applies only to the Senior Executive Officers. Equity awards to the other NEOs are determined at the discretion of the Compensation Committee based on the overall financial performance of the Company, levels of equity awards provided by benchmark companies, the level of responsibility of the executive as well as his or her impact or contribution to the longer-term operating performance of the Company, and individual performance of the NEO based on recommendations and general input from the CEO. Applying these criteria, the equity awards (in the form of RSUs) for the other NEOs for 2020 were set at 40% of base salary for Mr. Moore, 40% of base salary for Ms. Nazarenus, and 40% of base salary for Mr. Bakken. Mr. Tarnowski, former Chief Accounting Officer and Controller of the Company, left the Company effective October 31, 2020, and was thus not awarded any equity award for the year ended December 31, 2020. His severance amount of $184,000 (less applicable tax withholdings and other deductions as required by law) was paid in full satisfaction of all obligations owned to him by the Company pursuant to his Employment Agreement with the Company.

Consideration of Risks Associated with Compensation Policies

Compensation Policies and Practices

The Compensation Committee considers the implications of risks associated with compensation policies and practices by working closely with the CEO. The CEO is tasked with ensuring that: (i) fair and competitive practices are followed regarding employee compensation at all levels of the Company; (ii) the compensation practices do not encourage an NEO or individual at a principal business unit or division to take inappropriate or excessive risk or that are reasonably likely to have a material adverse effect on the Company; and (iii) compensation policies and practices include regulatory, environmental compliance and sustainability as part of the performance metrics used in determining compensation. The CEO's recommendations on these matters are taken into consideration by the Compensation Committee when reviewing and recommending to the Board the Company's compensation policies.

Restrictions on Hedging Transactions

The Company has in place an Insider Trading Policy, to be reviewed and approved by the Board annually, which includes a section on "Hedging Transactions" that restricts NEOs and directors from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, which are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Claw-Back Policy

The Company has adopted an Incentive Compensation Claw-Back Policy (the "Claw-Back Policy") which applies to all short-term and long-term cash and equity incentive compensation including, without limitation, cash bonus compensation and equity grants made under the Company's Omnibus Equity Incentive Compensation Plan, STIP, LTIP and/or Board or Company discretion (collectively, "Incentive Compensation"). The Claw-Back Policy applies to all current and former executive officers and salaried management personnel who are or were eligible to receive Incentive Compensation from the Company (the "Senior Employees").

Under the Claw-Back Policy, the Board may, in its sole discretion, to the full extent permitted by governing laws and to the extent it determines that it is in the Company's best interest to do so, seek reimbursement, reduction, cancelation, forfeiture, repurchase, recoupment and/or offset against future discretionary grants or awards, in whole or in part, of Incentive Compensation from the Senior Employee in situations where:

(a) the amount of Incentive Compensation received by the Senior Employee was calculated based upon, or contingent on, the achievement of certain financial results that were subsequently the subject of or affected by a material restatement of all or a portion of the Company's financial statements;

(b) the amount of Incentive Compensation received by the Senior Employee was calculated based upon, or contingent on, the achievement of certain financial or other target goals that were subsequently found to have been the subject of or affected by a material misstatement or miscalculation;

(c) the Senior Employee engaged in gross negligence, intentional misconduct or fraud that caused or partially caused the need for the restatement referred to in paragraph (a) or the misstatement or miscalculation referred to in paragraph (b); or

(d) the Incentive Compensation received by the Senior Employee would have been lower had the financial results contemplated by paragraph (a) been properly reported or had the misstatement or miscalculation contemplated by paragraph (b) not occurred.

Such reimbursement, reduction, cancellation, forfeiture, repurchase, recoupment and/or offset against future discretionary grants or awards shall not exceed the amount by which the Incentive Compensation received by such Senior Employee, and amounts paid or payable pursuant or with respect thereto, exceeded that which the Senior Employee would have received had the financial results been properly reported or absent the misstatement or miscalculation.

All Senior Employees are required to acknowledge and agree to comply with the Claw-Back Policy.

Performance Graph

The performance graph below shows Energy Fuels' cumulative total 5-year return based on an initial investment of $100 in Energy Fuels Common Shares beginning on December 31, 2016, as compared with the Russell 2000 Index, NYSE American Natural Resources Index, NYSE Composite, NASDAQ Composite, and a peer group consisting of  Cameco, NexGen Energy, Fission Uranium, Uranium Energy Corp, Ur-Energy, Paladin Energy, GoviEx Uranium, Denison Mines, Deep Yellow Ltd., Energy Resources of Australia and Boss Resources. The chart shows yearly performance marks over a five-year period. This performance chart assumes: (1) $100 was invested on December 31, 2016 in Energy Fuels common shares along with the Russell 2000 Index, NYSE American Natural Resources Index, NYSE Composite, NASDAQ Composite, and the peer group's common stock; and (2) all dividends are reinvested. Dates on the chart represent the last trading day of the indicated fiscal year.

Notes:

(1) This peer group represents a broad range of companies operating within the U.S. uranium industry generally and is distinct from the more select peer group used for the Company's executive officer compensation decisions as reported in this Circular, including the January 2020 Peer Group and January 2021 Peer Group.

	December 31, 2016	December 31, 2017	December 31, 2018	December 31, 2019	December 31, 2020
Energy Fuels Inc.(1)	$1.64	$1.79	$2.85	$1.91	$4.26
Value of $100 Investment	$100.00	$109.15	$173.78	$116.46	$259.76
NYSE Composite Index	$11,056.90	$12,808.84	$11,374.39	$13,913.03	$14,542.80
Value of $100 Investment	$100.00	$115.84	$102.87	$125.83	$131.36
Russell 2000 Index	$1,357.13	$1,535.51	$1,348.56	$1,668.47	$1,974.86
Value of $100 Investment	$100.00	$113.14	$99.37	$122.94	$145.52
NASDAQ Composite - Total Returns	$6,173.43	$8,054.83	$7,929.97	$10,656.63	$15,272.97
Value of $100 Investment	$100.00	$130.48	$128.45	$172.62	$247.40
NYSE MKT Natural Resources Index	$368.31	$369.70	$328.48	$351.92	$320.54
Value of $100 Investment	$100.00	$100.38	$89.19	$95.55	$87.03
Peer Group Value of $100 Investment	$100.00	$123.45	$114.54	$87.16	$158.37

Notes:

(1) All dollar amounts are in U.S. dollars.

The Company's compensation to executive officers has generally increased during the five most recently completed fiscal years, in part due to the competition among organizations operating in the natural resources sector to attract and retain the best possible executives, who are uniquely positioned through their experience and expertise to provide leadership during economic downturns and to maximize on any interim opportunities to increase shareholder value and boost production. However, in 2020, no increases were made from 2019 levels of executive and director compensation.

The total cumulative shareholder return for an investment in the Common Shares decreased over the first two years of the same five-year period, due in part to the Fukushima natural disaster that occurred in March 2011 and the resulting decrease in uranium prices since that time. The total shareholder return started to increase again in 2018 with a 59% increase in the Company's share price as of the 2018 year-end. Then, in 2019, the Company's share price fell off by approximately 33% during the year, due in large part to the July 12, 2019 decision of the now-former President of the United States to deny the Company's Section 232 Petition's request for trade relief and to instead form the U.S. Nuclear Fuel Working Group in order "to ensure a comprehensive review of the entire domestic nuclear supply chain." In 2020, however, the Company experienced a share-price gain of 121.88%, which constituted a share-price gain over the last three years of 119.59%.

Equity Incentive Awards

A 2013 stock option plan (the "2013 Option Plan") had been used for the grant of stock options prior to 2015. The Equity Incentive Plan was adopted in January 2015 and amended and re-approved by shareholders in 2018, and provides for the award of stock options, SARs, restricted stock and RSUs, deferred share units, performance shares, performance units, and stock-based units, at the discretion of the Board. The 2013 Option Plan was terminated upon adoption of the Equity Incentive Plan, and all stock options previously granted pursuant to the 2013 Option Plan which were then outstanding were incorporated into the Equity Incentive Plan and treated as Awards under the Equity Incentive Plan.

The Equity Incentive Plan describes all of the types of equity compensation that may be awarded by the Board and gives the Board broad discretion with respect to equity grants to all directors, officers, employees and consultants of the Company. The LTIP applies only to Senior Executive Officers and sets out the performance goals that must be met by senior management in connection with any such grant of equity.

In 2020, RSUs were granted to all Directors, Executive Officers and other senior management personnel, and stock options were granted to other Company employees.

As discussed above, equity awards are granted in consideration of the level of responsibility of the executive as well as his or her impact or contribution to the longer-term operating performance of the Company. All equity grants are approved by the Board, based on recommendations from the Compensation Committee. Generally, in determining the equity incentive awards to be granted to the NEOs, equity grants are set at competitive levels relative to equity awards granted by the peer group as a percent of base salary, consistent with any equity award targets that may be set out in the NEO's employment agreements, and recognizing the level of experience and seniority of the Company's senior management team, in order to provide incentive to improve the retention of executives. The Board may also take into account the Compensation Committee's recommendation to the Board and the Board's assessment of the performance of the Company overall, the Company's specific projects and the NEO's individual contribution to that performance. Equity incentives granted to NEOs may be made subject to specific vesting requirements which may include vesting over a particular period of time or in response to the achievement of performance-based metrics.

Summary Compensation Table

The following table shows the compensation earned by each of the Company's NEOs over the last three fiscal years. The compensation of the NEOs is paid and reported in U.S. dollars.

Non-Equity Incentive Plan Compensation (US$)
Name and Principal Position	Year	Salary (US$)	Share- Based Awards (US$)(1)	Option- Based Awards (US$)(2)	Annual Incentive Plans(3)	Long- Term Incentive Plans	Pension Value (US$)	All Other Compensation (US$)(4)(5)	Total Compensation (US$)
Scott A. Bakken, Vice President, Regulatory Affairs(6)	2020 2019 2018	175,218 175,218 168,428	70,087 35,044 33,686	Nil Nil 33,686	35,035 26,283 25,264	Nil Nil Nil	Nil Nil Nil	8,604 9,908 6,176	288,944 246,453 267,240
Mark S. Chalmers President and CEO(7)	2020 2019 2018	400,000 400,000 350,000	510,000 190,000 525,000	Nil Nil 1,312,500	240,000 175,000 214,375	Nil Nil Nil	Nil Nil Nil	20,750 23,800 23,800	1,170,750 788,800 2,425,675
David C. Frydenlund CFO, General Counsel and Corporate Secretary(8)	2020 2019 2018	287,116 287,116 270,864	292,858 109,104 325,037	Nil Nil 487,556	137,816 100,491 132,723	Nil Nil Nil	Nil Nil Nil	7,952 7,952 Nil	725,742 504,663 1,216,180
W. Paul Goranson(9) Chief Operating Officer	2020 2019 2018	191,411 287,116 270,864	Nil 109,104 325,037	Nil Nil 487,556	Nil 100,491 132,723	Nil Nil Nil	Nil Nil Nil	818,277 13,550 15,025	1,009,688 510.261 1,231,205
Curtis H. Moore, Vice President, Marketing and Corporate Development(10)	2020 2019 2018	187,846 187,845 178,427	75,138 75,138 71,529	Nil Nil 82,973	37,560 28,177 26,823	Nil Nil Nil	Nil Nil Nil	8,641 11,200 10,210	309,185 302,361 369,962
Dee Ann Nazarenus, Vice President, Human Resources and Administration(11)	2020 2019 2018	140,000 140,000 130,000	56,000 28,000 26,000	Nil Nil 26,000	27,993 24,500 26,000	Nil Nil Nil	Nil Nil Nil	6,580 8,266 4,767	230,573 200,766 212,767
Matthew J. Tarnowski, Chief Accounting Officer and Controller(12)	2020 2019 2018	133,333 160,000 145,692	Nil 64,000 59,098	Nil Nil 68,553	Nil 19,200 22,162	Nil Nil Nil	Nil Nil Nil	190,581 10,117 7,461	323,914 253,317 302,966

Notes:

(1) The share-based awards were comprised of RSUs, which were granted for 2018, 2019 and 2020. The fair value of each RSU award granted was calculated as the higher of (a) the closing trading price on the NYSE American on the last trading day prior to the date of grant of the RSU, or (b) the volume weighted average trading price on the NYSE American for the five trading days ending on the last trading day prior to the date of grant of the RSU. With the implementation of the Company's LTIP in January 2018, the amounts for 2018 reflect the value of RSUs granted in January 2019 for performance in 2018, the amounts for 2019 reflect the value of RSUs granted in January 2020 for performance in 2019, and the amounts for 2020 reflect the value of RSUs granted in January 2021 for performance in 2020.

(2) Option-based awards granted for 2018 were in the form of SARs granted in January 2019 for performance in 2018. Each SAR granted for 2018 entitles the holder, on exercise, to a payment in cash or shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and $2.92 (the market price at the time of grant) over a five-year period, but vest only upon the achievement of the following performance goals: as to one-third of the SARs granted upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding US$5.00 for any 90-calendar day period; as to an additional one-third of the SARs granted, upon the 90-calendar-day VWAP of the Company's common shares on the NYSE American equaling or exceeding US$7.00 for any 90 calendar-day period; and as to the final one-third of the SARs granted, upon the 90-calendar-day VWAP of the Company's common shares on the NYSE American equaling or exceeding US$10.00 for any 90 calendar-day period. Further, notwithstanding the foregoing vesting schedule, no SARs were able to be exercised by the holder for an initial period of one year from the Date of Grant; the date first exercisable being January 22, 2020. The fair value of the SARs was determined by a third-party valuation firm to be US$1.25 per SAR, based on a Monte Carlo simulation.

(3) Cash bonuses earned in a year are based on the performance during that year in accordance with the Company's STIP, as determined and paid in January of the following year. The amounts reflected in this table are the cash bonuses earned in the year shown, notwithstanding that they were paid in January of the following year.

(4) These amounts include retirement savings benefits contributed by the Company under the Company's 401(k) plan, and compensation related to automotive vehicles provided to certain qualifying executives.

(5) These amounts include severance payments made to Mr. Goranson of $803,925 and Mr. Tarnowski of $184,000.

(6) Mr. Bakken joined the Company in 2014 and, effective September 1, 2020, was promoted from Senior Director, Regulatory Affairs to Vice President, Regulatory Affairs.

(7) Mr. Chalmers joined the Company as COO on July 1, 2016, was promoted to President and COO effective July 1, 2017 and to President and CEO effective February 1, 2018, upon the retirement of Stephen P. Antony as CEO of the Company on January 31, 2018.

(8) Mr. Frydenlund was appointed to the office of CFO, General Counsel and Corporate Secretary effective March 2, 2018. Previous to such appointment, Mr. Frydenlund held the position of Senior Vice President, General Counsel and Corporate Secretary.

(9) Mr. Goranson was appointed as Executive Vice President, ISR Operations effective June 18, 2015, as Executive Vice President, Operations effective February 1, 2017 and as COO effective February 14, 2018. He left the Company effective as of August 31, 2020.

(10) Mr. Moore joined the Company on May 2, 2011 and, in June 2015, was promoted to Vice President, Marketing and Corporate Development.

(11) Ms. Nazarenus joined the Company in 2006 and, effective September 1, 2020, was promoted from Director, Human Resources and Administration to Vice President, Human Resources and Administration.

(12) Mr. Tarnowski was appointed to the office of Chief Accounting Officer and Controller effective February 14, 2018. Previous to such appointment, Mr. Tarnowski held the position of Controller. He left the Company effective October 31, 2020.

CEO Pay Ratio

We have prepared the ratio of annual total compensation of our CEO, to the median of the annual total compensation of all of our employees, excluding the CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2020, the median of the annual total compensation of all employees of the Company and its consolidated subsidiaries, excluding the CEO, was $65,049. The annual total compensation of Mark Chalmers, the CEO, was $1,170,750 for 2020, which is the amount reported for Mr. Chalmers in the "Total Compensation" column of the Summary Compensation Table, above. As a result, for 2020, the ratio of annual total compensation of our CEO, to the median of annual total compensation of all employees of the Company and its consolidated subsidiaries, other than the CEO, was approximately 18 to 1.

Due to cost-cutting measures, including placing our Nichols Ranch project on standby and reductions in senior management personnel there has been a significant change in our employee population or employee compensation arrangements, which has resulted in the median of the annual total compensation of all of the employees of the Company and its consolidated subsidiaries, excluding the CEO decreasing from $70,901 to $65,049.

In calculating the median of the annual total compensation of all of our employees, excluding the CEO, we identified the Company's "median employee" by reviewing the consistently applied compensation measure of annual cash base salary, per payroll records, for all our employees, including the Company's consolidated subsidiaries, as of December 31, 2020, which concluded the last pay period for the 2020 fiscal year. All of the Company's full time and part time employees were included in the calculation and adjustments were made to annualize base salary for any employees not employed by the Company for the entire fiscal year or any unpaid leave during the fiscal year. We used the annual cash base salary as our consistently applied compensation measure as it represents the primary compensation component paid to all of our employees each fiscal year. Once the median employee was identified, we then added the median employee's cash bonus and equity awards to his or her base salary to arrive at his or her total compensation for 2020. Cash bonuses, relating to operational and safety results during 2020 and paid during 2020 were included. To be consistent with the calculations performed for the CEO, the median employee's annual cash bonus and the value of his or her equity award granted in the first quarter of 2021 were deemed to apply to 2020 and were included in the calculation of the median employee's total compensation for 2020, and all such annual bonuses paid in the first quarter of 2020 were deemed to apply to the previous year and were not included. Mr. Chalmers was excluded from these calculations.

This pay ratio is an estimate calculated in a manner consistent with SEC rules based on the Company's payroll and employment records and the methodology described above. SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by the Company in calculating their pay ratio. As such, the pay ratio reported by other companies may not be comparable to the pay ratio as reported above.

Incentive Plan Awards

The table below shows the number of Options and RSUs outstanding for each NEO and their value as of December 31, 2020 based on the last trade of Common Shares on the NYSE American prior to the close of business on December 31, 2020 of US$4.26.

Outstanding Share-Based Awards and Option-Based Awards

Name	Number of Securities Underlying Unexercised Options(1)	Option Exercise Price (US$)(1)	Option Expiration Date	Value of Unexercised In-the- Money Options (US$)(1)	Number of Shares or Units of Shares that Have Not Vested (#)(2)	Market or Payout Value of Share-Based Awards that Have Not Vested (US$)	Market or Payout Value of Vested Share- Based Awards Not Paid Out or Distributed (US$)
Scott A. Bakken(3)	26,948	2.92	1/22/2024	Nil	30,603	130,367	Nil
Mark S. Chalmers(4)	1,050,000	2.92	1/22/2024	Nil	236,664	1,008,187	Nil
David C. Frydenlund(5)	390,044	2.92	1/22/2024	Nil	146,980	626,135	Nil
W. Paul Goranson(6)	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Curtis H. Moore(7)	66,378	2.92	1/22/2024	Nil	65,398	278,593	Nil
Dee Ann Nazarenus(8)	20,800	2.92	1/22/2024	Nil	24,046	102,437	Nil
Matthew J. Tarnowski(9)	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Notes:

(1) The number of securities were comprised of SARs, which were granted on January 22, 2019. Each SAR outstanding entitles the holder, on exercise, to a payment in cash or shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and $2.92 (the market price at the time of grant) over a five-year period, but vest only upon the achievement of the following performance goals: as to one-third of the SARs granted upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $5.00 for any 90 calendar-day period; as to an additional one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $7.00 for any 90 calendar-day period; and as to the final one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $10.00 for any 90 calendar-day period. Although these SARs are in-the-money based on their exercise price of $2.92 relative to a December 31, 2020 market price of $4.26, they had not met the above performance criteria and had not vested as of December 31, 2020. Therefore, no value is attributable to these unvested SARs.

(2) The share-based awards were comprised of RSUs, which were granted during 2018, 2019 and 2020. One half of the RSUs vest following the first anniversary of the date of grant, another 25% vest on the second anniversary of the date of grant and the remaining 25% vest on the third anniversary of the date of grant. Upon vesting, each RSU entitles the holder thereof to one Common Share without the payment of any additional consideration.

(3) Mr. Bakken joined the Company in 2014 and, effective September 1, 2020, was promoted from Senior Director, Regulatory Affairs to Vice President, Regulatory Affairs.

(4) Mr. Chalmers joined the Company as COO on July 1, 2016, was promoted to President and COO effective July 1, 2017 and to President and CEO effective February 1, 2018, upon the retirement of Stephen P. Antony as CEO of the Company on January 31, 2018.

(5) Mr. Frydenlund was appointed to the office of CFO, General Counsel and Corporate Secretary effective March 2, 2018.

(6) Mr. Goranson was appointed as Executive Vice President, ISR Operations effective June 18, 2015, as Executive Vice President, Operations effective February 1, 2017 and as COO effective February 14, 2018. From December 2, 2013 to June 18, 2015, Mr. Goranson was President of Uranerz, which became a wholly owned subsidiary of the Company on June 18, 2015. He left the Company effective as of August 31, 2020.

(7) Mr. Moore joined the Company on May 2, 2011 and, in June 2015, was promoted to Vice President, Marketing and Corporate Development.

(8) Ms. Nazarenus joined the Company in 2006 and, effective September 1, 2020, was promoted from Director, Human Resources and Administration to Vice President, Human Resources and Administration.

(9) Mr. Tarnowski was appointed to the office of Chief Accounting Officer and Controller effective February 14, 2018. Previous to such appointment, Mr. Tarnowski held the position of Controller. He left the Company effective as of October 31, 2020.

Incentive Plan Awards - Value Vested or Earned

Name	Option-Based Awards - Value Vested During the Year(US$)	Share-Based Awards - Value Vested During the Year (US$)	Non-Equity Incentive Plan Compensation - Value Earned During the Year (US$)
Scott A. Bakken	Nil	26,043	35,035
Mark S. Chalmers	Nil	253,896	240,000
David C. Frydenlund	Nil	181,783	137,816
W. Paul Goranson(1)	Nil	176,280	Nil
Curtis H. Moore	Nil	51,921	37,560
Dee Ann Nazarenus	Nil	20,420	27,993
Matthew J. Tarnowski(2)	Nil	37,625	Nil

Notes:

(1) Mr. Goranson ceased to be Chief Operating Officer effective August 31, 2020.

(2) Mr. Tarnowski ceased to be Chief Accounting Officer and Controller effective October 31, 2020.

Pension Plan Benefits and Deferred Compensation Plans

The Company does not provide defined pension plan benefits or any other pension plans that provide for payments or benefits at, following or in connection with retirement to its directors or officers.

The Company does not have any deferred compensation plans relating to its NEOs.

The Company has a 401(k) plan for the benefit of all its employees. Under the 401(k) plan employees are entitled to contribute up to statutorily permitted amounts, and the Company matches 100% of contributions up to the first 3% of base salary, and 50% of contributions up to the next 2% of base salary made by each employee into his or her 401(k) plan.

Employment Agreements and Termination and Change of Control Benefits

The Company has employment agreements with each of its current NEOs and certain other executive officers, which were negotiated on a case-by-case basis.

In order to better align the Senior Executive Officers' compensation packages with those of the Company's peers, the Company and its Senior Executive Officers agreed to certain amendments to the Senior Executive Officers' existing employment agreements in March 2021. Under those amendments, the target equity incentive award percentage for the President and CEO was changed from 100% of base salary to 120% of base salary and the target cash bonus award percentage for the Chief Financial Officer, General Counsel and Corporate Secretary was changed from 40% of base salary to 50% of base salary. In addition, effective January 1, 2021, the base salary of the President and Chief Executive Officer was increased from $400,000 per year to $440,000 per year and the base salary of the Chief Financial Officer, General Counsel and Corporate Secretary was increased from $287,116 per year to $315,828 per year. All other provisions of the Senior Executive Officers' employment agreements remained unchanged.

A summary of the material terms of each employment agreement, as amended, is set out below.

The events that trigger payment to an NEO on account of a termination or a change of control are negotiated and documented in each employment contract. These benefits attempt to balance the protection of the employee upon the occurrence of such events with the preservation of the executive base in the event such a change of control occurs. As noted below, there are certain circumstances that trigger payment, vesting of stock options, SARs and/or or RSUs, or the provision of other benefits to an NEO upon termination and change of control.

Scott A. Bakken

Mr. Bakken’s employment agreement (the “Bakken Agreement”), effective September 1, 2020, has a term of two years and will automatically renew for additional one-year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Bakken Agreement, Mr. Bakken is currently paid an annual salary of US$184,969 (the “Bakken Base Salary”), subject to review and increase at the discretion of the Company. Pursuant to the Bakken Agreement, Mr. Bakken will act as Vice President, Regulatory Affairs of the Company.

Mr. Bakken is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Company’s benefit plans extended to other employees of the Company with a similar position or of a similar level. In addition to the Bakken Base Salary, Mr. Bakken will be eligible for the award of annual cash incentive compensation, at the discretion of the CEO of the Company. Such award is totally discretionary as determined by the CEO of the Company, and it is understood there is no guarantee of any award, let alone an award in any particular amount. Mr. Bakken is also eligible to participate in and receive compensation under the Company’s Omnibus Equity Incentive Compensation Plan, consistent with the terms of that Plan. Any awards under that Plan are totally discretionary as determined by the CEO of the Company, and it is understood there is no guarantee of any award, let alone an award in any particular amount.

The Company may terminate the Bakken Agreement for just cause, without just cause or in the event of a disability. Mr. Bakken may terminate his employment for “good reason” upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Bakken Base Salary; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Bakken’s employment is terminated by the Company without just cause or upon a disability or by the Company giving a notice not to renew the Bakken Agreement, or Mr. Bakken elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the “Bakken Severance Amount”) equal to 1.0 (the Bakken Severance Factor”) times the sum of the Bakken Base Salary for the full year in which the date of termination occurs and an amount equal to the greater of: (A) the Bakken Severance Factor multiplied by the highest total aggregate cash bonus paid to Mr. Bakken in any one of the last three years or the year in which Mr. Bakken’s termination occurs; or (B) fifteen percent of the Bakken Base Salary in effect at the time of such termination. The estimated Bakken Severance Amount payable to Mr. Bakken in the case of such a termination, assuming that the termination took place on December 31, 2020, would be a cash payment in the amount of US$201,501 (pursuant to Mr. Bakken’s current employment agreement but based on his base salary as of December 31, 2020).

Further, in the event that upon a change of control, Mr. Bakken’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Company’s obligations under Mr. Bakken’s employment agreement with the Company, then Mr. Bakken’s employment will be deemed to have been terminated without just cause and Mr. Bakken will be entitled to receive the same Bakken Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Bakken’s employment is terminated without just cause or for a disability, or Mr. Bakken elects to resign for good reason, within 12 months after a change of control, then, in addition to the payment of the Bakken Severance Amount described above, all of Mr. Bakken’s unvested RSUs will automatically vest, all of Mr. Bakken’s unvested stock options will automatically vest and will be exercisable during the 90-calendar day period following termination, and Mr. Bakken’s SARs will be exercisable during the 270-calendar day period following termination without any change to the performance or vesting conditions which will still need to be met. The estimated Severance Amount payable to Mr. Bakken in the case of termination upon a change of control would be a cash payment in the amount of US$201,501, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of US$130,367, totaling US$331,868, assuming that the triggering event took place on December 31, 2020 (pursuant to Mr. Bakken’s current employment agreement, but based on his base salary as of December 31, 2020).

Mr. Bakken is subject to non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Bakken may not solicit any business from any customer, client or business relation of the Company, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Company, except however, that Mr. Bakken may solicit any utility customer, trading partner, intermediary, broker, investor, strategic partner, joint venture partner, or other similar entity for new business that does not conflict with any active negotiations that were ongoing by the Company at the time of the termination.

Mark S. Chalmers

Mr. Chalmers’s employment agreement (the “Chalmers Agreement”), as amended on March 18, 2021, has a term of two years and will automatically renew for additional one-year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Chalmers Agreement, Mr. Chalmers is currently paid an annual salary of US$440,000 (the “Chalmers Base Salary”), subject to review and increase at the discretion of the Company. Pursuant to the Chalmers Agreement, Mr. Chalmers will act as President and CEO of the Company.

Mr. Chalmers is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Company’s benefit plans extended to other employees of the Company with a similar position or of a similar level. In addition, Mr. Chalmers has a cash bonus opportunity during each calendar year with a target equal to 50% (the “Chalmers Target Cash Bonus Percentage”) of his Base Salary (the “Chalmers Target Cash Bonus”), in accordance with the Company’s STIP, and an equity award opportunity during each calendar year with a target value equal to 120% (the “Chalmers Target Equity Award Percentage”) of his Base Salary (the “Chalmers Target Equity Award”), in accordance with the Company’s LTIP.

The Company may terminate the Chalmers Agreement for just cause, without just cause or in the event of a disability. Mr. Chalmers may terminate his employment for “good reason” upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Chalmers Base Salary, Chalmers Target Cash Bonus Percentage or Chalmers Target Equity Award Percentage; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Chalmers's employment is terminated by the Company without just cause or upon a disability or by the Company giving a notice not to renew the Chalmers Agreement, or Mr. Chalmers elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the "Chalmers Severance Amount") equal to 2.99 times the sum of the Chalmers Base Salary and the Chalmers Target Cash Bonus for the full year in which the date of termination occurs. The estimated amount payable to Mr. Chalmers in the case of such a termination, assuming that the termination took place on December 31, 2020, would be a cash payment in the amount of the Chalmers Severance Amount of US$1,794,000  (pursuant to Mr. Chalmers's currently amended employment agreement but based on his base salary as of December 31, 2020).

Further, in the event that upon a change of control, Mr. Chalmers’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Company’s obligations under Mr. Chalmers’s employment agreement with the Company, then Mr. Chalmers’s employment will be deemed to have been terminated without just cause and Mr. Chalmers will be entitled to receive the same Chalmers Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Chalmers’s employment is terminated without just cause or for a disability, or Mr. Chalmers elects to resign for good reason, within 12 months after a change of control, then, in addition to the payment of the Chalmers Severance Amount, all of Mr. Chalmers’ unvested RSUs will automatically vest, all of Mr. Chalmers’s unvested stock options will automatically vest and will be exercisable during the 90-calendar day period following termination, and Mr. Chalmers’ SARs will be exercisable during the 270-calendar day period following termination without any change to the performance or vesting conditions which will still need to be met. The estimated Severance Amount payable to Mr. Chalmers in the case of termination upon a change of control would be a cash payment in the amount of US$1,794,000, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of US$1,008,187, totaling US$2,802,187, assuming that the triggering event took place on December 31, 2020 (pursuant to Mr. Chalmers’s current amended employment agreement but based on his base salary as of December 31, 2020).

Mr. Chalmers' employment agreement also provides that if any of the payments or benefits provided or to be provided by the Company or its affiliates to Mr. Chalmers or for Mr. Chalmers' benefit pursuant to the terms of his employment agreement or otherwise as a result of a change of control ("Covered Payments") constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, (the "Code") and would otherwise be subject to the excise tax imposed under Section 4999 of the Code or any similar tax imposed by state or local law or any interest or penalties with respect to such taxes (collectively, the "Excise Tax"), then the Covered Payments will be reduced (but not below zero) to the extent necessary so that the sum of all Covered Payments does not exceed a specified threshold amount (generally an amount equal to three times Mr. Chalmers' average annual compensation from the Company for the five years preceding the year of the change of control).

If Mr. Chalmers voluntarily retires from the Company at any time after the fifth anniversary of the effective date of the Chalmers Agreement, all of Mr. Chalmers’ unvested stock options and RSUs will automatically vest, and all of his SARs will be treated the same as in the case of a termination after a change of control.

Mr. Chalmers is subject to non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Chalmers may not solicit any business from any customer, client or business relation of the Company, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Company.

David C. Frydenlund

Mr. Frydenlund's employment agreement (the "Frydenlund Agreement"), amended as of March 18, 2021, has a term of two years and will automatically renew for additional one-year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Frydenlund Agreement, Mr. Frydenlund is currently paid an annual salary of US$315,828 (the "Frydenlund Base Salary"), subject to review and increase at the discretion of the Company. Pursuant to the Frydenlund Agreement, Mr. Frydenlund will act as CFO, General Counsel and Corporate Secretary of the Company.

Mr. Frydenlund is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Company's benefit plans extended to other employees of the Company with a similar position or of a similar level. In addition, Mr. Frydenlund has a cash bonus opportunity during each calendar year with a target equal to 50% (the "Frydenlund Target Cash Bonus Percentage") of his Base Salary (the "Frydenlund Target Cash Bonus"), in accordance with the Company's STIP, and an equity award opportunity during each calendar year with a target value equal to 80% (the "Frydenlund Target Equity Award Percentage") of his Base Salary (the "Frydenlund Target Equity Award"), in accordance with the Company's LTIP.

The Company may terminate the Frydenlund Agreement for just cause, without just cause or in the event of a disability. Mr. Frydenlund may terminate his employment for "good reason" upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office, provided that ceasing to be the CFO shall not constitute a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Frydenlund Base Salary, Frydenlund Target Cash Bonus Percentage or Frydenlund Target Equity Award Percentage; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Frydenlund’s employment is terminated by the Company without just cause or upon a disability or by the Company giving a notice not to renew the Frydenlund Agreement, or Mr. Frydenlund elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the “Frydenlund Severance Amount”) equal to 2.0 times the sum of the Frydenlund Base Salary and the Frydenlund Target Cash Bonus for the full year in which the date of termination occurs. The estimated amount payable to Mr. Frydenlund in the case of such a termination, assuming that the termination took place on December 31, 2020, would be a cash payment in the amount of the Frydenlund Severance Amount of US$861,348 (pursuant to Mr. Frydenlund's current employment agreement but assuming his base salary as of December 31, 2020).

Further, in the event that upon a change of control, Mr. Frydenlund’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Company’s obligations under Mr. Frydenlund’s employment agreement with the Company, then Mr. Frydenlund’s employment will be deemed to have been terminated without just cause and Mr. Frydenlund will be entitled to receive the same Frydenlund Severance Amount, as described above for a termination without just cause under the normal course. In addition, if Mr. Frydenlund’s employment is terminated without just cause or for a disability, or Mr. Frydenlund elects to resign for good reason, within 12 months after a change of control, then, in addition to the payment of the Frydenlund Severance Amount, all of Mr. Frydenlund’s unvested RSUs will automatically vest, all of Mr. Frydenlund’s unvested stock options will automatically vest and will be exercisable during the 90-calendar day period following termination, and Mr. Frydenlund’s SARs will be exercisable during the 270-calendar day period following termination without any change to the performance or vesting conditions which will still need to be met. The estimated Severance Amount payable to Mr. Frydenlund in the case of termination upon a change of control would be a cash payment in the amount of US$861,348, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of US$626,136, totaling US$1,487,483, assuming that the triggering event took place on December 31, 2020 (pursuant to Mr. Frydenlund’s current employment agreement but assuming his base salary as of December 31, 2020).

Mr. Frydenlund's employment agreement also provides that if any Covered Payments constitute "parachute payments" within the meaning of the Code and would otherwise be subject to the excise tax imposed under Section 4999 of the Code or any Excise Tax, then the Covered Payments will be reduced (but not below zero) to the extent necessary so that the sum of all Covered Payments does not exceed a specified threshold amount (generally an amount equal to three times Mr. Frydenlund's average annual compensation from the Company for the five years preceding the year of the change of control).

In addition to payment of the Frydenlund Severance Amount and other amounts in either of the circumstances set out above, in the event of any termination, the Company will reimburse all direct costs of relocating Mr. Frydenlund and his family to Canada, provided such relocation occurs within 14 months from the date of termination. Such reimbursement will not apply to the extent the costs contemplated are paid by another employer.

Mr. Frydenlund is subject to non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Frydenlund may not solicit any business from any customer, client or business relation of the Company, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Company.

Curtis H. Moore

Mr. Moore's employment agreement (the "Moore Agreement"), effective October 6, 2017, has a term of two years and will automatically renew for additional one-year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Moore Agreement, Mr. Moore is currently paid an annual salary of US$199,957 (the "Moore Base Salary"), subject to review and increase at the discretion of the Company. Pursuant to the Moore Agreement, Mr. Moore will act as Vice President, Marketing and Corporate Development of the Company.

Mr. Moore is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Company's benefit plans extended to other employees of the Company with a similar position or of a similar level. In addition to the Moore Base Salary, Mr. Moore will be eligible for the award of annual cash incentive compensation, at the discretion of the CEO of the Company. Such award is totally discretionary as determined by the CEO of the Company, and it is understood there is no guarantee of any award, let alone an award in any particular amount. Mr. Moore is also eligible to participate in and receive compensation under the Company's Omnibus Equity Incentive Compensation Plan, consistent with the terms of that Plan. Any awards under that Plan are totally discretionary as determined by the CEO of the Company, and it is understood there is no guarantee of any award, let alone an award in any particular amount.

The Company may terminate the Moore Agreement for just cause, without just cause or in the event of a disability. Mr. Moore may terminate his employment for "good reason" upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Moore Base Salary; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Moore’s employment is terminated by the Company without just cause or upon a disability or by the Company giving a notice not to renew the Moore Agreement, or Mr. Moore elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the “Moore Severance Amount”) equal to 1.0 (the Moore Severance Factor”) times the sum of the Moore Base Salary for the full year in which the date of termination occurs and an amount equal to the greater of: (A) the Moore Severance Factor multiplied by the highest total aggregate cash bonus paid to Mr. Moore in any one of the last three years or the year in which Mr. Moore’s termination occurs; or (B) fifteen percent of the Moore Base Salary in effect at the time of such termination. The estimated Moore Severance Amount payable to Mr. Moore in the case of such a termination, assuming that the termination took place on December 31, 2020, would be a cash payment in the amount of US$216,022 (pursuant to Mr. Moore’s current employment agreement but assuming his base salary as of December 31, 2020).

Further, in the event that upon a change of control, Mr. Moore’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Company’s obligations under Mr. Moore’s employment agreement with the Company, then Mr. Moore’s employment will be deemed to have been terminated without just cause and Mr. Moore will be entitled to receive the same Moore Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Moore’s employment is terminated without just cause or for a disability, or Mr. Moore elects to resign for good reason, within 12 months after a change of control, then, in addition to the payment of the Moore Severance Amount described above, all of Mr. Moore’s unvested RSUs will automatically vest, all of Mr. Moore’s unvested stock options will automatically vest and will be exercisable during the 90-calendar day period following termination, and Mr. Moore’s SARs will be exercisable during the 270-calendar day period following termination without any change to the performance or vesting conditions which will still need to be met. The estimated Severance Amount payable to Mr. Moore in the case of termination upon a change of control would be a cash payment in the amount of US$216,022, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of US$278,593, totaling US$494,615, assuming that the triggering event took place on December 31, 2020 (pursuant to Mr. Moore’s current employment agreement, but assuming his base salary as of December 31, 2020).

Mr. Moore is subject to non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Moore may not solicit any business from any customer, client or business relation of the Company, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Company, except however, that Mr. Moore may solicit any utility customer, trading partner, intermediary, broker, investor, strategic partner, joint venture partner, or other similar entity for new business that does not conflict with any active negotiations that were ongoing by the Company at the time of the termination.

Dee Ann Nazarenus

Ms. Nazarenus' employment agreement (the "Nazarenus Agreement"), effective September 1, 2020, has a term of two years and will automatically renew for additional one-year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Nazarenus Agreement, Ms. Nazarenus is currently paid an annual salary of US$149,963 (the "Nazarenus Base Salary"), subject to review and increase at the discretion of the Company. Pursuant to the Nazarenus Agreement, Ms. Nazarenus will act as Vice President, Human Resources and Administration of the Company.

Ms. Nazarenus is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Company's benefit plans extended to other employees of the Company with a similar position or of a similar level. In addition to the Nazarenus Base Salary, Ms. Nazarenus will be eligible for the award of annual cash incentive compensation, at the discretion of the CEO of the Company. Such award is totally discretionary as determined by the CEO of the Company, and it is understood there is no guarantee of any award, let alone an award in any particular amount. Ms. Nazarenus is also eligible to participate in and receive compensation under the Company's Omnibus Equity Incentive Compensation Plan, consistent with the terms of that Plan. Any awards under that Plan are totally discretionary as determined by the CEO of the Company, and it is understood there is no guarantee of any award, let alone an award in any particular amount.

The Company may terminate the Nazarenus Agreement for just cause, without just cause or in the event of a disability. Ms. Nazarenus may terminate her employment for "good reason" upon occurrence of any of the following: (i) a material reduction or diminution in her level of responsibility or office; (ii) a reduction in the Nazarenus Base Salary; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from her current location at the time a move is requested after a change of control.

In the event Ms. Nazarenus’ employment is terminated by the Company without just cause or upon a disability or by the Company giving a notice not to renew the Nazarenus Agreement, or Ms. Nazarenus elects to resign for good reason, or upon her death, she or her estate will be entitled to severance pay (the “Nazarenus Severance Amount”) equal to 1.0 (the Nazarenus Severance Factor”) times the sum of the Nazarenus Base Salary for the full year in which the date of termination occurs and an amount equal to the greater of: (A) the Nazarenus Severance Factor multiplied by the highest total aggregate cash bonus paid to Ms. Nazarenus in any one of the last three years or the year in which Ms. Nazarenus’ termination occurs; or (B) fifteen percent of the Nazarenus Base Salary in effect at the time of such termination. The estimated Nazarenus Severance Amount payable to Ms. Nazarenus in the case of such a termination, assuming that the termination took place on December 31, 2020, would be a cash payment in the amount of US$164,500 (pursuant to Ms. Nazarenus’ current employment agreement but assuming her base salary as of December 31, 2020).

Further, in the event that upon a change of control, Ms. Nazarenus’ employment is terminated and/or the successor entity does not assume and agree to perform all of the Company’s obligations under Ms. Nazarenus’ employment agreement with the Company, then Ms. Nazarenus’ employment will be deemed to have been terminated without just cause and Ms. Nazarenus will be entitled to receive the same Nazarenus Severance Amount as described above for a termination without just cause under the normal course. In addition, if Ms. Nazarenus’ employment is terminated without just cause or for a disability, or Ms. Nazarenus elects to resign for good reason, within 12 months after a change of control, then, in addition to the payment of the Nazarenus Severance Amount described above, all of Ms. Nazarenus’ unvested RSUs will automatically vest, all of Ms. Nazarenus’ unvested stock options will automatically vest and will be exercisable during the 90-calendar day period following termination, and Ms. Nazarenus’ SARs will be exercisable during the 270-calendar day period following termination without any change to the performance or vesting conditions which will still need to be met. The estimated Severance Amount payable to Ms. Nazarenus in the case of termination upon a change of control would be a cash payment in the amount of US$164,500, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of US$102,437, totaling US$266,937, assuming that the triggering event took place on December 31, 2020 (pursuant to Ms. Nazarenus’ current employment agreement, but assuming her base salary as of December 31, 2020).

Ms. Nazarenus is subject to non-solicitation provisions during the term of her employment agreement and for a period of 12-months after termination, under which Ms. Nazarenus may not solicit any business from any customer, client or business relation of the Company, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Company, except however, that Ms. Nazarenus may solicit any utility customer, trading partner, intermediary, broker, investor, strategic partner, joint venture partner, or other similar entity for new business that does not conflict with any active negotiations that were ongoing by the Company at the time of the termination.

COMPENSATION COMMITTEE REPORT

Based on the Compensation Committee's review of the Compensation Discussion and Analysis and discussions with the Board and the Company's management, the Compensation Committee recommended that the foregoing Compensation Discussion and Analysis be included in this Circular.

Submitted by the members of the Compensation Committee of the Board:

Benjamin Eshleman III
Bruce D. Hansen
Robert W. Kirkwood, Chair

DIRECTOR COMPENSATION

Director Compensation Table

The Company's policy with respect to directors' compensation was developed by the Board, on recommendation of the Compensation Committee. The following table sets forth the compensation awarded, paid to or earned by the directors of the Company during the most recently completed fiscal year. Directors of the Company who are also officers or employees of the Company are not compensated for service on the Board; therefore, no fees were payable to Mark S. Chalmers for his service as a director of the Company in 2020.

Name(1)	Fees Earned (US$)(2)	Share- Based Awards (US$)(3)	Option-Based Awards (US$)	Non-Equity Incentive Plan Compensation (US$)	Pension Value (US$)	All Other Compensation (US$)	Total (US$)
J. Birks Bovaird	44,000	88,000	Nil	Nil	Nil	Nil	132,000
Benjamin Eshleman III	36,666	73,332	Nil	Nil	Nil	Nil	109,998
Barbara A. Filas	36,666	73,332	Nil	Nil	Nil	Nil	109,998
Bruce D. Hansen	41,066	82,132	Nil	Nil	Nil	Nil	123,198
Dennis Higgs	33,734	67,468	Nil	Nil	Nil	Nil	101,202
Robert W. Kirkwood	36,666	73,332	Nil	Nil	Nil	Nil	109,998
Alexander G. Morrison	33,734	67,468	Nil	Nil	Nil	Nil	101,202

Notes:

(1) As President and CEO, Mr. Chalmers was not paid any fees for acting as a director and is therefore not represented on the Director Compensation Table.

(2) All fees were calculated in U.S. dollars. Messrs. Bovaird and Higgs were then paid in Cdn$ equivalents based on rates at the time of payment.

(3) The share-based awards were comprised of RSUs, which were granted during 2020. One half of the RSUs issued in 2020 vested on January 27, 2021, another 25% will vest on January 27, 2022 and the remaining 25% will vest on January 27, 2023. Upon vesting, each RSU entitles the holder thereof to one Common Share without the payment of any additional consideration.

Retainer and Meeting Fees

The Company's director compensation program is designed to enable the Company to attract and retain highly qualified individuals to serve as directors. Based on advice from the Harlon Group, to ensure that the compensation payable to the Company's directors is in line with the peer group used for determining NEO compensation, and on recommendation of the Compensation Committee, during 2020, the compensation payable to directors, which is paid only to non-employee directors, was:

• annual retainer for Board member of US$33,734;

• annual retainer for committee (other than Audit Committee) Chairs of US$36,666;

• annual retainer for Audit Committee Chair of US$41,066;

• annual retainer for Chair of the Board of US$44,000;

• reimbursement of related travel and out-of-pocket expenses; and

• no additional fees for attendance at Board or committee meetings.

Incentive Plan Awards

The table below shows the number of stock options and RSUs outstanding for each director (other than Mr. Chalmers) and their value as of December 31, 2020 based on the last trade of the Common Shares on the NYSE American prior to the close of business on December 31, 2020 of US$4.26.

Outstanding Share-Based Awards and Option-Based Awards as of December 31, 2020

Name(2)	Option-Based Awards				Share-Based Awards(1)
	Number of Securities Underlying Unexercised Options(3)	Option Exercise Price (US$)(3)	Option Expiration Date	Value of Unexercised In- the-Money Options (US$)	Number of Shares or Units of Shares that Have Not Vested	Market or Payout Value of Share-Based Awards that Have Not Vested (US$)
J. Birks Bovaird (Chair)	Nil	Nil	Nil	Nil	77,072	328,327
Benjamin Eshleman III	Nil	Nil	Nil	Nil	68,120	290,191
Barbara A. Filas(4)	Nil	Nil	Nil	Nil	61,702	262,851
Bruce D. Hansen	Nil	Nil	Nil	Nil	71,889	306,247
Dennis Higgs	17,212 17,212 27,412 18,615	7.42 5.18 4.79 4.48	12/12/2021 12/16/2022 07/11/2023 01/16/2025	Nil Nil Nil Nil	59,089	251,719
Robert W. Kirkwood	Nil	Nil	Nil	Nil	70,405	299,925
Alexander G. Morrison(5)	Nil	Nil	Nil	Nil	43,318	184,535

Notes:

(1) The share-based awards were comprised of RSUs, which were granted during 2018, 2019 and 2020. One half of the RSUs vest on the January 27 following the first anniversary of the date of grant, another 25% vest on the January 27 following the second anniversary of the date of grant and the remaining 25% vest on the January 27 following the third anniversary of the date of grant. Upon vesting, each RSU entitles the holder thereof to one Common Share without the payment of any additional consideration.

(2) As President and CEO, Mr. Chalmers will not be paid any fees or equity grants for acting as a director.

(3) The number of options and the exercise price of the options have been adjusted to take into account the Consolidation.

(4) Barbara A. Filas was appointed to the Board on March 12, 2018.

(5) Mr. Morrison was appointed to the Board effective August 1, 2019.

Incentive Plan Awards - Value Vested or Earned During the 12-Month Period Ended December 31, 2020

Name(1)	Option-Based Awards - Value Vested During the Year (US$)	Share-Based Awards - Value Vested During the Year (US$)(2)	Non-Equity Incentive Plan Compensation - Value Earned During the Year (US$)
J. Birks Bovaird	Nil	57,345	Nil
Benjamin Eshleman III	Nil	42,603	Nil
Barbara A. Filas	Nil	32,206	Nil
Bruce D. Hansen	Nil	53,522	Nil
Dennis L. Higgs	Nil	43,965	Nil
Robert W. Kirkwood	Nil	46,309	Nil
Alexander G. Morrison	Nil	7,844	Nil

Notes:

(1) Mark S. Chalmers, the current President and CEO of the Company, was appointed to the Board on February 1, 2018. As President and CEO, Mr. Chalmers will not be paid any fees or equity grants for acting as a director.

(2) The value of share-based awards vesting, reported herein, reflect previously granted RSUs that vested in 2020, and include the value of those shares withheld from issuance to cover the Directors' respective tax withholding obligations (with the exception of U.S.-based Directors, who are not considered employees of the Company).

Share Ownership Requirement

At its meeting held on January 23, 2014, the Board adopted a share ownership requirement for Board members. It provides that all non-employee directors must own a requisite number of Common Shares by the later of five years from the commencement of their directorship or the date on which the Common Share ownership requirement was adopted. Under this requirement, non-employee directors are required to own Common Shares with a value equal to twice (2x) the value of their annual director retainers. The Common Shares are valued at the higher of the price they were acquired or the year-end closing price of the Common Shares on the TSX or NYSE American for the previous year. Further, until such time as a non-employee director reaches his or her share ownership requirement, the non-employee director is required to hold 50% of all Common Shares received upon exercise of stock options or Stock Appreciation Rights (net of any Common Shares utilized to pay for the exercise price of the option and tax withholding) or upon the vesting of Restricted Stock Units (net of any shares utilized to pay for tax withholding, and shall not otherwise sell or transfer any Common Shares.

Shares that count toward satisfaction of this share ownership requirement, referred to as the "Qualifying Shares," include:

  shares purchased on the open market;
  shares obtained through stock option or SAR exercises pursuant to the Company's Equity Incentive Plan, as amended from time to time;
  shares obtained upon the vesting of RSUs granted pursuant to the Equity Incentive Plan;
  shares owned by a company that is controlled by the non-employee director; and
  shares owned by the spouse or a child of the non-employee director.

This requirement does not apply to a nominee of a shareholder of the Company pursuant to a contractual right of the shareholder to nominate one or more directors to the Board. In instances where the share ownership requirement is deemed inappropriate for, or would place a severe hardship on, a non-employee director, the Governance and Nominating Committee may recommend to the Board that it exempt that non-employee director from all or part of this requirement or, alternatively, that it develop an alternative share ownership requirement that reflects both the intention of the requirement and the personal circumstances of the non-employee director. A non-employee director who does not meet the share ownership requirements in the prescribed time period may be asked to resign from the Board and may not be re-nominated.

All of the directors of the Company are currently in compliance with this policy.

Share Holding Requirement

Until such time as a Non-Employee Director reaches his or her share ownership requirement, the Non-Employee Director is required to hold 50% of all shares of Common Stock received upon exercise of stock options or SARs (net of any shares utilized to pay for the exercise price of the option or SAR and tax withholding) or upon the vesting of RSUs (net of any shares utilized to pay for tax withholding), and shall not otherwise sell or transfer any Qualifying Shares.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2020, concerning options, RSUs and SARs outstanding pursuant to the Equity Incentive Plan as well as outstanding Uranerz Replacement Options (defined below, see "Uranerz Replacement Options"), which have been approved by shareholders:

Plan Category	Number of Common Shares to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights (US$)(1)(3)	Number of Common Shares remaining available for future issuance(1)
Equity compensation plans approved by security holders	4,423,766 (2)(4)	$2.92 (5)	9,343,422
Equity compensation plans not approved by security holders	Nil	$0.00	Nil
Total	4,423,766	$2.92	9,343,422

Notes:

(1) The number of Common Shares, and the exercise price thereof, has been adjusted to take into account the Consolidation.

(2) Represents 4,087,681 Common Shares pursuant to the Omnibus Equity Incentive Plan (including 1,609,087 stock options and 1,094,056 RSUs), and 336,085 Common Shares pursuant to the Uranerz Replacement Options. With a few exceptions, each RSU vests annually at approximately the following intervals: as to 50% one year after the date of grant, as to another 25% two years after the date of grant and as to the remaining 25% three years after the date of grant. Upon vesting, each RSU entitles the holder to receive one Common Share without any additional payment.

(3) 1,094,056 RSUs have been excluded from the weighted average exercise price because they have no exercise price.

(4) Includes 1,720,623 SARs. Each SAR granted entitles the holder, on exercise, to a payment in cash or shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and $2.92 (the market price at the time of grant) over a five-year period, but vest only upon the achievement of the following performance goals: as to one-third of the SARs granted upon the VWAP of the Common Shares on the NYSE American equaling or exceeding US$5.00 for any continuous 90-calendar day period; as to an additional one-third of the SARs granted, upon the VWAP of the Company's common shares on the NYSE American equaling or exceeding US$7.00 for any continuous 90 calendar-day period; and as to the final one-third of the SARs granted, upon the VWAP of the Company's common shares on the NYSE American equaling or exceeding US$10.00 for any continuous 90 calendar-day period. Further, notwithstanding the foregoing vesting schedule, no SARs were able to be exercised by the holder for an initial period of one year from the Date of Grant; the date first exercisable being January 22, 2020.

(5) Represents a weighted average exercise price of: (i) $2.58, which is the weighted average price pursuant to the Omnibus Equity Incentive Plan, and (ii) $5.94, which is the weighted average price pursuant to the Uranerz Replacement Options.

There are no compensation plans under which equity securities of the Company are authorized for issuance that were adopted without the approval of the Company's shareholders.

2018 Amended and Restated Omnibus Equity Incentive Compensation Plan

Summary of Equity Incentive Plan

The following is a summary of the principal terms of the Equity Incentive Plan, which is qualified in its entirety by reference to the text of the Equity Incentive Plan. The Board or a committee authorized by the Board (the "Committee") is responsible for administering the Equity Incentive Plan.

The annual burn rate under the Equity Incentive Plan, as defined by Section 613(p) of the TSX Company Manual, is the number of securities granted under the arrangement during the applicable fiscal year* divided by the weighted average number of securities outstanding for the applicable fiscal year, for the years ended December 31, 2020, 2019 and 2018, respectively, are as follows:

	2020	2019	2018
Weighted Average Number of Securities Outstanding	121,168,136	95,665,367	83,475,400
Options Granted	711,414	296,450	442,956
RSUs Granted	740,998	731,435	1,191,132
SARs Granted	Nil	2,195,994	Nil
Total Securities Awarded under the Arrangement	1,452,412	3,223,879	1,634,088
Burn Rate	1.2%	3.4%	2.0%

*For purposes of this table, all equity is reported in the year granted, not necessarily earned.

The Equity Incentive Plan will permit the Committee to grant awards ("Awards") to eligible participants thereunder ("Participants") for non-qualified stock options ("NQSOs"), incentive stock options ("ISOs" and together with NQSOs, "Options"), SARs, restricted stock ("Restricted Stock"), RSUs, deferred share units ("DSUs"), performance shares ("Performance Shares"), performance units ("Performance Units") and stock-based awards ("SBAs") to Eligible Participants.

The number of Common Shares reserved for issuance under the Equity Incentive Plan shall not exceed 10% of the then-issued and outstanding Common Shares from time to time. Subject to applicable law, the requirements of the TSX or the NYSE American and any shareholder or other approval which may be required, the Board may in its discretion amend the Plan to increase such limit without notice to any Participants. The number of Common Shares reserved for issuance to insiders of the Company pursuant to the Equity Incentive Plan, together with all other share compensation arrangements, shall not exceed 10% of the outstanding Common Shares. Within any one-year period, the number of Common Shares issued to insiders pursuant to the Equity Incentive Plan and all other share compensation arrangements of the Company will not exceed an aggregate of 10% of the outstanding Common Shares.

Pursuant to the rules of the TSX, since the Equity Incentive Plan provides for a maximum number of Common Shares issuable thereunder based on a percentage of the outstanding Common Shares from time to time, the Equity Incentive Plan must be renewed by approval of the shareholders of the Company every three years.

Options

The exercise price for any Option granted pursuant to the Equity Incentive Plan will be determined by the Committee and specified in the Award Agreement, provided however, that the price will not be less than the fair market value (the "FMV") of the Common Shares on the day of grant (which cannot be less than the greater of (a) the volume weighted average trading price of the Common Shares on the TSX or the NYSE American for the five trading days immediately prior to the grant date; or (b) the closing price of the Company's Common Shares on the TSX or the NYSE American on the trading day immediately prior to the grant date), provided further, that the exercise price for an ISO granted to a holder of 10% or more of the Company's Common Shares (a "Significant Shareholder") shall not be less than 110% of the FMV.

Options will expire at such time as the Committee determines at the time of grant; provided, no Option will be exercisable later than the tenth anniversary date of its grant and, provided further, no ISO granted to a Significant Shareholder shall be exercisable after the expiration of five years from the date of grant, except where the expiry date of any NQSO would occur in a blackout period or within five days after the end of a blackout period, in which case the expiry date will be automatically extended to the tenth business day following the last day of a blackout period.

Stock Appreciation Rights

A SAR entitles the holder to receive the difference between the FMV of a Common Share on the date of exercise and the grant price. The grant price of an SAR will be determined by the Committee and specified in the Award Agreement. The price will not be less than the FMV of the Company's Common Shares on the day of grant.

Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount representing the difference between the FMV of the underlying Common Shares on the date of exercise over the grant price. At the discretion of the Committee, the payment may be in cash, Common Shares, or some combination thereof.

Restricted Stock and Restricted Stock Units

Restricted Stock are awards of Common Shares that are subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or the occurrence of other events, over a period of time, as determined by the Committee. RSUs are similar to Restricted Stock but provide a right to receive Common Shares or cash, or a combination of the two, upon settlement.

To the extent required by law, holders of Restricted Stock shall have voting rights during the restricted period; however, holders of RSUs shall have no voting rights until and unless Common Shares are issued on the settlement of such RSUs.

Deferred Share Units

DSUs are awards denominated in units that provide the holder with a right to receive Common Shares or cash or a combination of the two upon settlement.

Performance Shares and Performance Share Units

Performance Shares are awards, denominated in Common Shares, the value of which, at the time they are payable, are determined as a function of the extent to which corresponding performance criteria have been achieved. Performance Units are equivalent to Performance Shares but are denominated in units. The extent to which the performance criteria are met will determine the ultimate value and/or number of Performance Shares or Performance Units that will be paid to the Participant.

The Committee may pay earned Performance Shares or Performance Units in the form of cash or Common Shares equal to the value of the Performance Share or Performance Unit at the end of the performance period. The Committee may determine that holders of Performance Shares or Performance Units be credited with consideration equivalent to dividends declared by the Board and paid on outstanding Common Shares.

Stock-Based Awards

The Committee may, to the extent permitted by the TSX and the NYSE American, as applicable, grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Equity Incentive Plan in such amounts and subject to such terms and conditions as the Committee determines. Such SBAs may involve the transfer of actual Common Shares to Participants, or payment in cash or otherwise of amounts based on the value of Common Shares.

Cessation of Awards

Upon termination of the Participant's employment or term of office or engagement with the Company for any reason other than death: (i) any of the Options held by the Participant that are exercisable on the termination date continue to be exercisable until the earlier of three months (six months in the case of a voluntary retirement) after the termination date and the date on which the exercise period of the Option expires, and any Options that have not vested at the termination date shall immediately expire; (ii) any RSUs held by a Participant that have vested at the termination date will be paid to the Participant and any RSUs that have not vested at the termination date will be immediately cancelled unless otherwise determined by the Committee ; and (iii) the treatment for all other types of Awards shall be as set out in the applicable Award agreement.

Corporate Reorganization and Change of Control

In connection with a Corporate Reorganization, the Committee will have the discretion to permit a holder of Options to purchase, and the holder shall be required to accept, on the exercise of such Option, in lieu of Common Shares, securities or other property that the holder would have been entitled to receive as a result of the Corporate Reorganization if that holder had owned all Common Shares that were subject to the Option.

In the event of a Change of Control (as defined in the Equity Incentive Plan), subject to applicable laws and rules and regulations of a national exchange or market on which the Common Shares are listed or as otherwise provided in any Award agreement, (a) all Options and SARs shall be accelerated to become immediately exercisable; (b) all restrictions imposed on Restricted Stock and RSUs shall lapse and RSUs shall be immediately settled and payable; (c) target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based RSUs, Performance Units and Performance Shares shall be deemed to have been fully earned; (d) unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Committee shall immediately cause all other Stock-Based Awards to vest and be paid out as determined by the Committee, and (e) the Committee will have discretion to cancel all outstanding Awards, and the value of such Awards will be paid in cash based on the change of control price.

Notwithstanding the above, no acceleration of vesting, cancellation, lapsing of restrictions, payment of an Award, cash settlement or other payment will occur with respect to an Award if the Committee determines, in good faith, that the Award will be honored, assumed or substituted by a successor corporation, provided that such honored, assumed or substituted Award must: (a) be based on stock which is traded on the TSX and/or the NYSE American or another established securities market in the United States; (b) provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award; (c) recognize, for the purpose of vesting provisions, the time that the Award has been held prior to the Change of Control; (d) have substantially equivalent economic value to such Award; and (e) have terms and conditions which provide that in the event a Participant's employment with the Company, and affiliate or a successor corporation is involuntarily terminated or constructively terminated at any time within twelve months of the Change of Control, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to such alternative Award shall be waived or shall lapse, as the case may be.

Amending the Equity Incentive Plan

Except as set out below, and as otherwise provided by law or stock exchange rules, the Equity Incentive Plan may be amended, altered modified, suspended or terminated by the Committee at any time, without notice or approval from shareholders, including but not limited to for the purposes of:

(a) making any acceleration of or other amendments to the general vesting provisions of any Award;

(b) waiving any termination of, extending the expiry date of, or making any other amendments to the general term of any Award or exercise period thereunder provided that no Award held by an insider may be extended beyond its original expiry date;

(c) making any amendments to add covenants or obligations of the Company for the protection of Participants;

(d) making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, it may be expedient to make, including amendments that are desirable as a result of changes in law or as a "housekeeping" matter; or

(e) making such changes or corrections which are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error.

Amendments requiring the prior approval of the Company's shareholders are: (i) a reduction in the price of a previously granted Option or SAR benefitting an insider; (ii) an increase in the total number of Common Shares available under the Equity Incentive Plan or the total number of Common Shares available for ISOs; (iii) an increase to the limit on the number of Common Shares issued or issuable to insiders; (iv) an extension of the expiry date of an Option or SAR other than in relation to a blackout period; and (v) any amendment to the amendment provisions of the Equity Incentive Plan.

Uranerz Replacement Options

On June 18, 2015, in connection with the acquisition of Uranerz, the Company issued 2,048,000 stock options of the Company, by assuming the then-existing options granted pursuant to the Uranerz 2005 Stock Option Plan, as amended on June 10, 2009 (the “2005 Stock Option Plan”). As of March 31, 2021, there were 302,223 stock options outstanding under the 2005 Stock Option Plan (the “Uranerz Replacement Options”). These options are now exercisable for Common Shares of the Company, adjusted to take into account the share exchange ratio applicable to that acquisition. No further stock options will be granted pursuant to the 2005 Stock Option Plan. The options have varying expiry dates with the last options expiring in June 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following tables set forth information as of March 31, 2021 regarding the ownership of our Common Shares by each NEO, each director and all directors and NEOs as a group. Except as set out below, the Company is not aware of any person who owns more than 5% of our Common Shares.

The number of Common Shares beneficially owned and the percentage of common shares beneficially owned are based on a total of 140,816,496 Common Shares issued and outstanding as of March 31, 2021.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Common Shares subject to options and SARs that are exercisable within 60 days following March 31, 2021 are deemed to be outstanding and beneficially owned by the optionee or holder for the purpose of computing share and percentage ownership of that optionee or holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. No RSUs vest within 60 days after March 31, 2021. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole or shared voting and investment power for all Common Shares shown as beneficially owned by them.

As of March 31, 2021, there were 140,816,496 Common Shares issued and outstanding as fully paid and non-assessable and carrying a right to one vote per share. The following table sets forth certain information regarding the direct ownership of Common Shares as of March 31, 2021 by: (i) each of Energy Fuels’ directors; (ii) each of Energy Fuels’ NEOs; and (iii) all of Energy Fuels’ NEOs and directors as a group.

Beneficial ownership

Beneficial Owner (Named Executive Officers and Directors)(1)	Shares of Common Stock Currently Owned	Shares of Common Stock Acquirable Within 60 days(2)	Total	Percent of Class(3)
Scott A. Bakken	50,551	8,982	59,533	0.04%
J. Birks Bovaird	136,103	Nil	136,103	0.10%
Mark S. Chalmers	333,330	350,000	683,330	0.49%
Benjamin Eshleman III	99,224	Nil	99,224	0.07%
Barbara A. Filas	69,039	Nil	69,039	0.05%
David C. Frydenlund	262,514	130,014	392,528	0.28%
Bruce D. Hansen	179,455	Nil	179,455	0.13%
Dennis L. Higgs	329,856	80,451	410,307	0.29%
Robert W. Kirkwood(4)	535,718	Nil	535,718	0.38%
Curtis H. Moore	69,036	22,126	91,162	0.06%
Alexander G. Morrison	86,400	Nil	86,400	0.06%
Dee Ann Nazarenus	14,080	6,933	21,013	0.01%
Current Directors and Named Executive Officers as a Group (12 total)(5)	2,165,306	598,506	2,763,812	1.96%

Notes:

(1) Except as otherwise indicated, the address for each beneficial owner is 225 Union Blvd., Suite 600, Lakewood, Colorado 80228 USA.

(2) With respect to Energy Fuels’ NEOs and Energy Fuels’ directors, this amount includes common shares, which could be acquired upon exercise of stock options or SARs which are either currently vested and exercisable or will vest and become exercisable within 60 days after March 31, 2021. No RSUs vest within 60 days after March 31, 2021. As of market close on March 17, 2021, the first performance criterion to the January 2019 grant was met – the 90-calendar-day VWAP of Common Shares on the NYSE American having equaled or exceeded US$5.00. As a result, one-third (1/3) of each grantee's total number of SARs have vested and are now exercisable, subject to any blackout periods imposed by the Company.

(3) Based on 140,816,496 Common Shares outstanding on March 31, 2021.

(4) Robert W. Kirkwood has an indirect beneficial interest in Common Shares of the Company as follows: 211,275 held by Kirkwood Son Trust #2. Mr. Kirkwood has a direct beneficial interest in the remaining 324,443 Common Shares reported. In total, this indirect beneficial interest in Common Shares represents 0.38% of the class.

(5) The percent of class of Common Shares both directly and indirectly held by the Officers and Directors of the Company, excluding shares of common stock acquirable within 60 days of March 31, 2021 is 1.54%

INTEREST OF MANAGEMENT & OTHERS IN MATERIAL TRANSACTIONS

The Company reviews all known relationships and transactions in which the Company and its directors and executive officers or their immediate family members are participants to determine whether they qualify for disclosure as a transaction with related persons under Item 404(d) of Regulation S-K of the Exchange Act. We screen for these relationships and transactions through the annual circulation of a Directors and Officers Questionnaire, or a "D&O Questionnaire," to each member of the Board and each of our officers who is a reporting person under Section 16 of the Exchange Act. The D&O Questionnaire contains questions intended to identify related persons and transactions between the Company and related persons. The Company's Code of Business Conduct and Ethics requires that any situation that presents an actual or potential conflict between a director, officer or employee's personal interest and the interests of the Company must be reported to the Company's General Counsel or, in the case of reports by directors, to the Chair of the Company's Audit Committee. Generally, any related-party transaction that would require disclosure pursuant to Item 404 of Regulation S-K would require prior approval. Any waivers from these requirements that are granted for the benefit of the Company's directors or executive officers must be granted by the Board.

Except as described in this Circular, no (i) officer, director, promoter or affiliate of the Company, (ii) proposed director of the Company, or (iii) associate or affiliate of any of the foregoing persons, has had any material interest, direct or indirect, in any transaction during the two fiscal years ended December 31, 2020 and 2019 or in any proposed transaction which has materially affected or would materially affect the Company or its subsidiaries.

On May 17, 2017, the Board appointed Robert W. Kirkwood and Benjamin Eshleman III to the Board of Directors of the Company.

Mr. Kirkwood is a principal of the Kirkwood Companies, including Kirkwood Oil and Gas LLC, Wesco Operating, Inc., and United Nuclear LLC ("United Nuclear"). United Nuclear, owns a 19% interest in the Company's Arkose Mining Venture, while the Company owns the remaining 81%. The Company acts as manager of the Arkose Mining Venture and has management and control over operations carried out by the Arkose Mining Venture. The Arkose Mining Venture is a contractual joint venture governed by a venture agreement dated as of January 15, 2008 entered into by Uranerz Energy Corporation (a subsidiary of the Company) and United Nuclear (the "Venture Agreement").

United Nuclear contributed $0.13 million to the expenses of the Arkose Joint Venture based on the approved budget for the twelve months ended December 31, 2020.

Mr. Benjamin Eshleman III is President of Mesteña LLC, which became a shareholder of the Company through the Company's acquisition of Mesteña Uranium, L.L.C (now Alta Mesa LLC), together with Leoncito Plant, LLC and Leoncito Project, LLC (collectively, the "Acquired Companies"), in June 2016 by way of a Membership Interest Purchase Agreement (the "Purchase Agreement") between Energy Fuels Inc., its subsidiary Energy Fuels Holdings Corp. as purchaser (the "Purchaser"), and Mesteña, LLC, Jones Ranch Minerals Unproven, Ltd. and Mesteña Unproven, Ltd. as sellers (collectively, the "Sellers").

Pursuant to the Purchase Agreement, the Alta Mesa Properties held by the Acquired Companies are subject to a royalty of 3.125% of the value of the recovered U3O8 from the Alta Mesa Properties sold at a price of $65.00 per pound or less, 6.25% of the value of the recovered U3O8 from the Alta Mesa Properties sold at a price greater than $65.00 per pound and up to and including $95.00 per pound, and 7.5% of the value of the recovered U3O8 from the Alta Mesa Properties sold at a price greater than $95.00 per pound. The royalties are held by the Sellers, and Mr. Eshleman and his extended family hold all of the ownership interests in the Sellers. In addition, Mr. Eshleman and certain members of his extended family are parties to surface use agreements that entitle them to surface use payments from the Acquired Companies in certain circumstances. The Alta Mesa Properties are currently being maintained on care and maintenance to enable the Company to restart operations as market conditions warrant. Due to the price of U3O8, the Company did not pay any royalty payments to the Sellers or to Mr. Eshleman or his immediate family members during the year ended December 31, 2020. The Company makes surface use payments on an annual basis to Mr. Eshleman and his immediate family members and has accrued $0.0 million as of December 31, 2020.

AUDIT COMMITTEE DISCLOSURE

Registrant Disclosure

The Company is a listed issuer, as defined in section 240.10A-3 of the Exchange Act. In addition, the Company is neither i) a subsidiary of another listed issuer that is relying on the exemption in section 240.10A-3(c)(4) through (c)(7) of CFR Title 17, Chapter II, nor ii) relying on any of the exemptions in section 240.10A-3(c)(4) through (c)(7) of CFR Title 17, Chapter II.

Audit Committee Disclosure

The Company has a separately designated standing audit committee (the "Audit Committee") that complies with Rule 10A-3 of the Exchange Act and the requirements of the NYSE Guide. The Audit Committee was established in accordance with section 3(a)(58)(A) of the Exchange Act. The directors of the Company have determined that each member of the Audit Committee is considered to be "independent" and "financially literate" within the meaning of National Instrument 52-110 - Audit Committees ("NI 52-110"). The Board has further determined that at least one member of the Audit Committee qualifies as a financial expert (as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act), and that each member of the Audit Committee is financially sophisticated, as determined in accordance with Section 803B(2)(iii) of the NYSE Guide, and is independent (as determined under Exchange Act Rule 10A-3 and section 803A and 803B of the NYSE Guide). The current members of the Company's Audit Committee are: J. Birks Bovaird, Bruce D. Hansen and Alexander G. Morrison, all of whom are independent. Bruce D. Hansen is the Chair of the Audit Committee. Mr. Hansen is a financial expert, having served as CEO and a Director of General Moly Inc. from 2007 to November 2020, and additionally as its CFO from May 2017 to November 2020. In addition, Mr. Hansen was CFO of Newmont Mining Company from 1999 to 2005. Furthermore, Mr. Morrison's qualifications as a Certified Public Accountant, together with his vast financial expertise attained through his years of work in public accounting and through numerous management and executive positions, including Vice President and Chief Financial Officer of Franco-Nevada Corporation, Vice President and Chief Financial Officer of Novagold Resources Inc. and Vice President and Controller of Homestake Mining Company, also qualifies him as a financial expert on the Company's Audit Committee.

The Board has adopted a Charter for the Audit Committee which sets out the Committee's mandate, organization, powers and responsibilities. A copy of the Audit Committee charter can be found on the Company's website at www.energyfuels.com. The Audit Committee Charter complies with Rule 10A-3 and the requirements of the NYSE American, as well as applicable requirements of the Ontario Securities Commission (the "OSC"), the TSX, the SEC and the NYSE American. During the fiscal year ended December 31, 2020, the Audit Committee met five times.

The Audit Committee is a committee established and appointed by and among the Board to assist the Board in fulfilling its oversight responsibilities with respect to the Company. In so doing, the Audit Committee provides an avenue of communication among the external auditor, management, and the Board. The Committee's purpose is to ensure the integrity of financial reporting and the audit process, and that sound risk management and internal control systems are developed and maintained. In pursuing these objectives, the Audit Committee oversees relations with the external auditor, reviews the effectiveness of the internal audit function, and oversees the accounting and financial reporting processes of the Company and audits of financial statements of the Company.

No member of the Committee may earn fees from the Company or any of its subsidiaries, including any consulting, advisory or other compensatory fees, other than Directors' fees or committee member fees (which fees may include cash, options or other in-kind consideration ordinarily available to directors).

Principal Accountant Fees and Services

Year Ended	Audit Fees(1)	Audit-Related Fees	Tax Fees(3)	All Other Fees(4)
December 31, 2020	$520,000	Nil	$30,204	Nil
December 31, 2019	$1,281,397(2)	Nil	$23,097	Nil

Notes:

(1) "Audit Fees" are the aggregate fees billed by KPMG in auditing the Company's annual financial statements.

(2) Audit Fees for the year ended December 31, 2019 include approximately $656,000 for the Company’s first Internal Controls Over Financial Reporting (“ICFR”) audit under Section 404(b) of the Sarbanes Oxley Act of 2002, due to the Company ceasing to be an “emerging growth company” effective December 31, 2019 and because the Company did not meet the definition of “non-accelerated filer.” Had the Company met the definition of “non-accelerated filer”, it would have been exempt from the ICFR audit requirements for the year ended December 31, 2019. At the time the Company filed its Form 10-K for the year ended December 31, 2019 it was not a “smaller reporting company” because it had a public float of greater than $75 million. However, on March 12, 2020, the SEC announced changes to the definitions of “accelerated filer” and “large accelerated filer” effective as of April 27, 2020. Pursuant to these changes, companies meeting the definition of “smaller reporting company” with annual revenues of less than $100 million are not required to obtain an ICFR audit by an independent auditor. The Company’s year ended December 31, 2019 revenue was $5.9 million. The Company’s year ended December 31, 2020 revenue was $1.7 million. If the Company’s revenue remains less than $100 million and its public float is less than $700 million, then there will be no requirement for an ICFR audit by an independent auditor for the year ended December 31, 2021. The Company’s public float as of March 31, 2021 exceeded $700 million. If the Company’s public float continues to exceed $700 million at June 30, 2021, then the Company would be subject to an ICFR audit by an independent auditor for the year ended December 31, 2021.

(3) "Tax Fees" are fees for professional services rendered by KPMG for tax compliance, tax advice and tax planning. These fees are paid Canadian dollars and were translated into U.S. dollars using the December 31, 2020 foreign exchange rate of 1 Cdn$ = USD$1.27. The fees for the year ended December 31, 2020 are an estimate because the work will be performed in 2021.

(4) "All Other Fees" consist of fees for product and services other than the services reported above.

Policy on Pre-Approval by our Audit Committee of Services Performed by Independent Auditors

Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility to review and approve the fees charged by the external auditors for audit services, and to review and approve all services other than audit services to be provided by the external auditors, and associated fees. All engagements and fees for the fiscal year ended December 31, 2020 were pre-approved by the Audit Committee.

The Company also has in place a "Policy for Hiring Members (or Former Members) of Independent Public Auditors." Such Policy mandates that the Company or its subsidiaries will not hire any person in a Financial Reporting Oversight Role, as defined therein, during a fiscal period unless the individual is not a Member of the Audit Engagement Team (defined as the lead partner, the concurring partner or any other member of the audit engagement team who provided more than ten hours of audit, review or attest services for the Company during the relevant period) at any time during the fiscal period and had not been a Member of the Audit Engagement Team during the one year period preceding the Initiation of the Audit (defined for a fiscal period as the day after the Form 10-K covering the previous fiscal period is filed with the SEC) for the fiscal period.

Audit Committee Report

In the course of providing its oversight responsibilities regarding the Company's financial statements for the year ended December 31, 2020, the Audit Committee reviewed and discussed the audited financial statements, which appear in our Annual Report on Form 10-K, with management and our independent auditors. The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.

Since the commencement of our most recently completed fiscal year, our Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as superseded by Statement of Auditing Standard 114 - the Auditor's Communication with those Charged with Governance.

The Audit Committee meets regularly with the independent auditors to discuss their audit plans, scope and timing on a regular basis, without management present in executive sessions. The Audit Committee met five times during the fiscal year ended December 31, 2020, with five in-camera sessions held, first with the independent auditors and then with the Audit Committee members only. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Corporation Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to Shareholders on Form 10-K for the year ended December 31, 2020. The Audit Committee and the Board have also recommended the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2021.

Submitted by the Audit Committee Members:
J. Birks Bovaird
Bruce D. Hansen, Chair
Alexander G. Morrison

CORPORATE GOVERNANCE DISCLOSURE

The Board is currently comprised of eight directors, and eight are nominated for election as directors of the Company at the Meeting.

The Board is responsible for determining whether or not each director is independent. This assessment is made in accordance with standards set forth in Section 803 of the NYSE Guide, as well as NI 52-110, and the Company's corporate governance policies. Under NI 52-110, a director is considered to be unrelated and independent by the Board if the Board determines that the director has no direct or indirect material relationship with the Company. A material relationship is a relationship that could, in the view of the Board, be reasonably expected to interfere with the exercise of the director's judgment independent of management. With the assistance of the Governance and Nominating Committee, the Board reviews each director's independence annually and upon the appointment or election of a new director. The Board last considered this matter at its meeting on March 18, 2021.

Seven of the eight directors are considered by the Board to be independent within the meaning of NI 52-110 and Section 803A of the NYSE Guide. Mark S. Chalmers is not an independent director as he is the President and CEO of the Company. However, each of the remaining directors, namely, J. Birks Bovaird, Benjamin Eshleman III, Barbara A. Filas, Bruce D. Hansen, Dennis L. Higgs, Robert W. Kirkwood and Alexander G. Morrison, are independent directors of the Company since none have been an executive officer or employee of the Company during the last three years, nor has a relationship that would interfere with the exercise of independent judgement in carrying out the responsibilities as a director.

The Chair of the Board, and the Chairs of all of the Board's Committees are independent directors.

A number of directors of the Company are also directors of other reporting issuers. See "Particulars of Matters to be Acted Upon at the Meeting - Election of Directors."

The Chair of the Board, J. Birks Bovaird, is not a member of management and is an unrelated and independent director. One of his principal responsibilities is to oversee the Board processes so that it operates efficiently and effectively in carrying out its duties and to act as a liaison between the Board and management.

The independent directors of the Board are encouraged by the Board to hold private sessions as such independent directors deem necessary in the circumstances. In the year ended December 31, 2020, the independent directors held separate in camera sessions following seven out of nine total Board meetings and had informal discussions from time to time. The four committees likewise hold in-camera sessions with their independent members on a frequent basis, as necessary for the effective governance of the Company.

The Board held a total of nine meetings during the year ended December 31, 2020. The following table shows the number of Board meetings each director attended during that period.

Name	Number of Board Meetings Held While a Director	Number of Board Meetings Attended
J. Birks Bovaird	9	9
Mark S. Chalmers	9	9
Benjamin Eshleman III	9	7
Barbara A. Filas	9	9
Bruce D. Hansen	9	9
Dennis L. Higgs	9	9
Robert W. Kirkwood	9	9
Alexander G. Morrison	9	9

During 2020, all but one director attended 100% of the total number of meetings of the Board (held during the period for which he or she was a director), with one director attending 78% of the total number of meetings of the Board. Similarly, all but one director attended 100% of the total number of meetings held by all committees of the Board on which he or she served (during the periods he or she served), with one director attending 86% of the total number of meetings held by all committees of the Board on which he or she served. Overall Board and committee meeting attendance for the 2020 year was thus at 97.22%.

Board members are not required, but are expected to make every effort, to attend the Annual Meeting of Shareholders.

Board Mandate

The Board's mandate is set out in the Company's Corporate Governance Manual, a copy of which can be found on our website at www.energyfuels.com, as approved by the Board, and reviewed on an annual basis. The Board is responsible, directly and through its committees, for the supervision of the management of the business and affairs of the Company. The Board seeks to ensure the viability and long-term financial strength of the Company and the creation of enduring shareholder value. In pursuing these objectives, the Board will have regard to the best interests of shareholders and the Company and to the needs of its other stakeholders, including the needs of the communities in which the Company conducts its business and the needs of its employees and suppliers.

To assist the Board in the implementation of its mandate, it delegates some of its responsibility to committees. The Board reviews and approves the structure, mandate and composition of its committees. It also receives and reviews periodic reports of the activities and findings of those committees.

The Board selects and appoints the Company's President and CEO and, through him or her, other officers and senior management to whom the Board delegates certain of its power of management. The Board approves strategy, sets targets, performance standards and policies to guide them; monitors and advises management; sets their compensation and, if necessary, replaces them.

The Board reviews and approves, for release to shareholders, quarterly and annual reports on the performance of the Company, and certain other material public communications. The Board has implemented a Corporate Disclosure Policy, which it reviews annually, to ensure effective communication between the Company, its shareholders, prospective investors, the public and other stakeholders, including the dissemination of information on a regular and timely basis. The CEO has dedicated a portion of his time to communicate with shareholders and prospective investors. Through its officers, the Company responds to questions and provides information to individual shareholders, institutional investors, financial analysts and the media.

The Board ensures that mechanisms are in place to guide the organization in its activities. The Board reviews and approves a broad range of internal control and management systems, including expenditure approvals and financial controls. Management is required by the Board to comply with legal and regulatory requirements with respect to all of the Company's activities.

Position Descriptions

The Board has adopted a written position description for the CEO of the Company. The primary role of the CEO is to develop and recommend to the Board a long-term strategy and vision for the Company that leads to the creation of shareholder value, to develop and recommend to the Board annual business plans and budgets that support the Company's long-term strategy, and to ensure that the day-to-day business affairs of the Company are appropriately managed, including evaluation of the Company's operating performance and initiating appropriate action where required. In order to fulfill this role, the CEO is expected to ensure that the Company has an effective management team and to have an active plan for its development and succession, and to foster a corporate culture that promotes ethical practices, encourages individual integrity and fulfills social responsibility, including ensuring that the Company is in compliance with its Corporate Disclosure Policy and Environment, Health and Safety Policy and internal controls and procedures. Finally, the CEO is expected to ensure that the Company builds and maintains strong, positive relationships with its investors, employees and the corporate and public community.

The position description for the Chair of the Board is set out in the Company's Corporate Governance Manual. The primary role of the Chair is to provide leadership to the Board, to ensure that the Board can function independently of management and fully discharges its duties. This involves acting as a liaison between the Board and management, working with management to schedule Board meetings and with committee chairs to coordinate scheduling committee meetings, ensuring the appropriate agendas for meetings, ensuring the proper flow of information to the Board, and reviewing the adequacy and timing of documented material in support of management's proposals. The Chair of the Board also works with the Governance and Nominating Committee to ensure proper committee structure, including assignments of members and committee Chairs, as well as chairs all meetings of the Board, and when requested by the CEO, meetings of shareholders.

The Board has developed written position descriptions for the Chair of each committee. The primary responsibilities of the Chair of each committee are: to develop the agenda for each meeting of the committee; to preside over committee meetings; to oversee the committee's compliance with its Charter; to work with management to develop the committee's annual work plan; together with management, to identify, review and evaluate matters of concern to the committee; and to report regularly to the Board.

Succession Plan

On an annual basis, management provides the Board with its "Succession Plan" identifying potential candidates for the Company's executive and other management roles. The Plan is presented in the form of a matrix sorted according to position, incumbent, incumbent age, potential successor and current title, whether internal, external or a consultant, the successor's age, the successor's current level of competency for the position, the period of time necessary for the successor to be ready to assume the role, and training needs. To the extent possible, the Company works to provide opportunities for career growth to its current employees within the Company, both for purposes of retention and motivation. The Plan provides all levels of decision-makers within the Company with a good understanding of its most crucial roles/positions, the expertise and training required for each to function adequately, and those potential candidates who show promise in the field so that current management knows where to focus any training efforts and promotional decisions. At this time, the Company is not aware of any upcoming vacancies and, as such, no specific succession plans for any particular positions are currently in place.

Orientation and Continuing Education

New directors are provided with a comprehensive information package on the Company and its management and are fully briefed by senior management on the corporate organization and key current issues. The information package includes contact information, the Company's organizational chart, the Articles and by-laws of the Company, the Company's Corporate Governance Manual and certain key documents and plans such as the Company's Equity Incentive Plan, Shareholder Rights Plan, Directors' and Officers' Insurance Policy and Indemnity Agreement. The Company's Corporate Governance Manual describes the roles, responsibilities and mandates of the Board, its committees, its directors, the Chair of the Board, the Chairs of each committee and the CEO, and also includes, as appendices, the following key documents of the Company:

o Charter of the Audit Committee;

o Charter of the Governance and Nominating Committee;

o Charter of the Compensation Committee;

o Charter of the Environment, Health and Safety Committee;

o Environment, Health and Safety Policy;

o Corporate Disclosure Policy;

o Insider Trading Policy;

o Whistleblower Policy;

o Code of Business Conduct and Ethics;

o Excerpts from National Policy 51-201 "Disclosure Standards" Regarding Materiality;

o Procedure for Hiring Outside Counsel or Consultants;

o Share Ownership Requirements for Directors;

o Policy Regarding Loans to Directors and Officers;

o Diversity Policy;

o Policy for Hiring Members (or Former Members) of Independent Public Auditors;

o Majority Voting Policy;

o Cash Investment Policy;

o Disclosure Controls and Procedures;

o Management's Limits of Authority;

o Climate Change Policy;

o Human Rights Policy; and

o Vendor Code of Conduct.

In addition, new directors are introduced to the Company's website, which includes the Company's most recent annual filings, Proxy Statements and Management Information Circulars, press releases, material change reports, Sustainability Report and other continuous disclosure documents, all of which provide the information necessary for a new director to become familiar with the nature and operation of the Company's business. New directors also partake in a day-long orientation program at the Company's head office in Lakewood Colorado, during which they are instructed on all matters relevant to the Company's business, assets and risks, and their roles and duties as Directors. Management is also available to answer any questions from or to provide any additional orientation for new directors that may be required. Visits to key operations may also be arranged for new directors.

Although the Company does not generally provide formal training programs for its directors, the Board encourages directors to participate in continuing education programs. One director has successfully completed a director certification program offered by a major Canadian university. In addition, Board members are often provided with notices and other correspondence from counsel and other advisors, which report on developments affecting corporate and securities law matters and governance generally. Any material developments affecting the ability of directors to meet their obligations as directors are brought to the attention of the Governance and Nominating Committee (the "GN Committee") by management, and appropriate actions are taken by the GN Committee to ensure that directors maintain the skill and knowledge necessary to meet their obligations.

Ethical Business Conduct

The Board has adopted a written Code of Business Conduct and Ethics (the "Code") for directors, officers, and employees of the Company, which is contained in the Company's Corporate Governance Manual. The Corporate Governance Manual is provided to each new director, and a copy of the Code is provided to each new employee. The Code is also published on the Company's website at www.energyfuels.com. In addition, all the directors and officers of the Company are required to affirm their compliance with the Code in writing annually.

The Code sets out in detail the core values and the principles by which the Company is governed, and addresses topics such as: conflicts of interest, including transactions and agreements in respect of which a director or executive officer has a material interest; protection and proper use of corporate assets and opportunities; confidentiality of corporate information; fair dealing with the Company's security holders, customers, suppliers, competitors and employees; compliance with laws, rules and regulations; and reporting of any illegal or unethical behavior. Under the Code and applicable law, any director or officer who has a material interest in a transaction or agreement is required to disclose his or her interest and refrain from voting or participating in any decision relating to the transaction or agreement.

The Company's management team is committed to fostering and maintaining a culture of high ethical standards and compliance that ensures a work environment that encourages employees to raise concerns to the attention of management and that promptly addresses any employee compliance concerns. Under the Code, all directors, officers, and employees must take all reasonable steps to prevent contraventions of the Code, to identify and raise issues before they lead to problems, and to seek additional guidance when necessary. If breaches of the Code occur, they must be reported promptly. The Company maintains appropriate records evidencing compliance with the Code. It is ultimately the Board's responsibility for monitoring compliance with the Code. The Board will review the Code periodically and review management's monitoring of compliance with the Code, and if necessary, consult with members of the Company's senior management team and Audit Committee, as appropriate, to resolve any reported violations of the Code. Any waivers from the Code that are granted for the benefit of the Company's directors or executive officers shall be granted by the Board. Violations of the Code by a director, officer or employee are grounds for disciplinary action, up to and including immediate termination and possible legal prosecution.

Where a material departure from the Code by a director or executive officer constitutes a material change, the Company will file a material change report disclosing the date of the departure, the parties involved in the departure, the reason why the Board has or has not sanctioned the departure, and any measures the Board has taken to address or remedy the departure. No "material change" reports have been filed and no waivers of the Code have been made since the beginning of the year ended December 31, 2020 that pertain to any conduct of a director or executive officer that constitutes a departure from the Code.

The Company also expects all vendors, agents, consultants and contractors to comply with the Code and has adopted  a Vendor Code of Conduct, with similar provisions, applicable to all suppliers, merchants and vendors of the Company and their respective employees, agents, subcontractors and affiliates.

Restriction on Hedging and Certain Transactions in Publicly Traded Options

The Company has in place an Insider Trading Policy, to be reviewed and approved by the Board annually, which includes a section on “Hedging Transactions” that, in order to ensure the effectiveness of share ownership policies aimed at aligning the interests of Insiders with shareholders, restricts Insiders (i.e., the Company’s NEOs and directors) from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, which are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director. These types of transactions allow a person to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the person to continue to own the covered securities, but without the full risks and rewards of ownership.  When that occurs, the person may no longer have the same objectives as the Company’s other shareholders. Therefore, the Company prohibits Insiders from engaging in such transactions.

Similarly, a transaction in publicly traded options is, in effect, a bet on the short-term movement of the Company's stock and may create the appearance that an Insider is trading based on inside information. Because transactions in publicly traded options may focus a person's attention on short-term performance at the expense of the Company's long-term objectives, transactions in puts, calls or other derivative securities by Insiders, on an exchange or in any other organized market, are prohibited by the Company's Insider Trading Policy.

Governance and Nominating Committee

The Board has a Governance and Nominating (“GN”) Committee, which is composed entirely of independent directors, including its current Chair Benjamin Eshleman III who is an independent director. The GN Committee has the general responsibility for developing and monitoring the Company’s approach to corporate governance issues and for identifying and recommending to the Board nominees for appointment or election as directors. The GN Committee has a charter which can be found on the Company’s website at www.energyfuels.com. The GN Committee’s responsibilities include the following: assessing the effectiveness of the Board as a whole, the Chair of the Board, the committees of the Board and the contribution of individual directors on a periodic basis; ensuring that, where necessary, appropriate structures and procedures are in place to ensure that the Board can function independently of management; periodically examining the size of the Board, with a view to determining the impact of the number of directors upon effectiveness; identifying individuals qualified to become new Board members and recommending to the Board all director nominees for election or appointment to the Board; assessing directors on an ongoing basis; and recommending to the Board the members to serve on the various committees. In addition, the GN Committee reviews the Company’s disclosure of its corporate governance practices in the Company’s Circular each year.

Nomination of Directors

During the year ended December 31, 2020, the GN Committee met three times and was responsible for proposing all candidates for Board nomination. In making its recommendations to the Board, the GN Committee considers what competencies and skills the Board as a whole should possess, the competencies and skills each existing director possesses, and the competencies and skills each new nominee will bring to the boardroom. The GN Committee also considers whether or not each new nominee can devote sufficient time and resources to his or her duties as a Board member.

Age and Term Limits

It is proposed that each of the persons elected as a Director at the Meeting will serve until the close of the next annual meeting of the Company or until his or her successor is elected or appointed. The Board has not adopted a term limit for directors. The Board believes that the imposition of director term limits on a board may discount the value of experience and continuity amongst Board members and runs the risk of excluding experienced and potentially valuable Board members. The Board relies on an annual director assessment procedure in evaluating Board members and believes that it can best strike the right balance between continuity and fresh perspectives without mandated term limits. While age and tenure of a director will not be determinative, they may be considered in conjunction with that director's overall expertise, competencies and skills (as they relate to the needs of the Board), contributions, independence, time and resources, and attendance, in addition to any other criteria deemed relevant by the GN Committee. Tenure considerations would generally be expected to weigh more heavily into the analysis if the average tenure of all directors on the Board were to surpass 15 years or more. The Board has demonstrated the effectiveness of its approach, as six of the eight current directors, or 75% of the Board, were appointed in 2015 or later.

Board Diversity

On January 28, 2015, the Board adopted a written diversity policy that sets out the Company's approach to diversity, including gender, on the Board and among the executive officers of the Company. The GN Committee and the Board aim to attract and maintain a Board and an executive team that have an appropriate mix of diversity, skill and expertise. All Board and executive officer appointments will be based on merit, and the skill and contribution that the candidate is expected to bring to the Board and the executive team, with due consideration given to the benefits of diversity.

Pursuant to the diversity policy, when considering the composition of, and individuals to nominate or hire to, the Board and the executive team, the GN Committee and the Board, as applicable, shall consider diversity from a number of aspects, including but not limited to gender, age, race, ethnicity and cultural diversity, with a priority of maintaining and increasing Board gender diversity through set measurable targets. In addition, when assessing and identifying potential new members to join the Board or the executive team, the GN Committee and the Board, as applicable, consider the current level of diversity on the Board and the executive team.

The GN Committee and the Board are responsible for developing measurable objectives to implement the diversity policy and to measure its effectiveness. The GN Committee annually considers whether to set targets based on diversity for the appointment of individuals to the Board or the executive team, recognizing that notwithstanding any targets set in any given year, the selection of diverse candidates will depend on the pool of available candidates with the necessary skills, knowledge and experience. At their January 2018 meetings, the GN Committee and the Board confirmed, as a priority, that the Company is committed to increasing Board gender diversity, and set measurable targets relating to obtaining and maintaining adequate gender diversity on the Board. In furtherance of this commitment, the Board specifically resolved to take proactive steps to attempt to identify a suitable woman candidate for appointment to fill an existing vacancy, or for election to the Board, as soon as reasonably possible, and set a measurable target of having a woman on the Board or putting a suitable women nominee to the shareholders for election as a director of the Company no later than at the Company's Annual Meeting of Shareholders to be held in 2019.

As a result of these efforts, Barbara A. Filas was elected to the Board at the Company's Annual and Special Meeting of Shareholders held in May 2018. Ms. Filas is currently the sole woman director of the Company and holds a strong leadership position on the Board as the Chair of the Environment, Health and Safety Committee and a member of the GN Committee. The Environment, Health and Safety Committee is a critical committee for the Company, which is a uranium and vanadium mining and rare earth elements-processing company regulated under comprehensive and complex rules and regulations at both the State and Federal levels. As stated in the Company's Environment, Health and Safety Policy, Energy Fuels is committed to the operation of its facilities in a manner that puts the safety of its workers, contractors and community, the protection of the environment and the principles of sustainable development above all else. Whenever issues of safety conflict with other corporate objectives, safety shall be the first consideration. The Environment, Health and Safety Committee's responsibilities include oversite of this critical Policy of the Company. In furtherance of this commitment to environmental and social priorities, the Company published its first Sustainability Report to its corporate website in December 2020, which will be updated on an ongoing basis and reviewed annually by the Environment, Health and Safety Committee and the Board. The Full Sustainability Report and copies of the Company's key charters and policies can be found here: https://www.energyfuels.com/governance.

In January 2020, upon the recommendation of the GN Committee, the Board resolved to continue its dedication to Board diversity by maintaining its measurable target of maintaining at least one woman on the Board at all times and also resolved to continue to proactively attempt to identify suitable woman and minority candidates for future appointments to the Board and the Company's executive team as appropriate.

In January 2021, upon the recommendation of the GN Committee, the Board resolved: to maintain its measurable objective of having at least on qualified woman on the Board at all times; to continue taking proactive steps to attempt to identify suitable female candidates to be considered for future appointments to the Board and the Executive Team, as appropriate; and to set a formal target to increase the number of women on the Board to two at or prior to the Annual Meeting of Shareholders of the Company to be held in May 2022. In addition, for the first time, the Board set measurable objectives in relation to racial and ethnic diversity, resolving: to continue taking proactive steps to attempt to identify suitable minority candidates to be considered for future appointments to the Board and the Executive Team, as appropriate; to set a formal target to add a racially or ethnically diverse member to the Board at or prior to the 2022 Annual Meeting of Shareholders of the Company; and to add to the Diversity Policy that due consideration be given to the benefits of diversity "from a number of relevant perspectives, including but not limited to gender, age, race, ethnicity and cultural diversity."

Majority Voting Policy

On January 25, 2013, the Board adopted a majority voting policy. Pursuant to the majority voting policy, forms of proxy for meetings of the shareholders of the Company at which directors are to be elected provide the option of voting in favor, or withholding from voting, for each individual nominee to the Board. If, with respect to any particular nominee, the number of shares withheld from voting exceeds the number of shares voted in favor of the nominee, then the nominee will be considered to have not received the support of the shareholders, and such nominee is expected to submit his or her resignation to the Board, to take effect on acceptance by the Board. The GN Committee and the Compensation Committee will review any such resignation and make a recommendation to the Board regarding whether or not such resignation should be accepted. The Board will determine whether to accept the resignation within 90 days following the shareholders' meeting. If the resignation is accepted, subject to any corporate law restrictions, the Board may (i) leave the resultant vacancy in the Board unfilled until the next annual meeting of shareholders of the Company, (ii) fill the vacancy by appointing a director whom the Board considers to merit the confidence of the shareholders, or (iii) call a special meeting of the shareholders of the Company to consider the election of a nominee recommended by the Board to fill the vacant position. The majority voting policy applies only in the case of an uncontested shareholders' meeting.

Compensation Committee

The Company has a Compensation Committee, which is comprised entirely of independent directors within the meaning of Section 805(c) of the NYSE Guide. The Compensation Committee has been delegated the task of reviewing and recommending to the Board the Company's compensation policies and reviewing such policies on a periodic basis to ensure they remain current, competitive and consistent with the Company's overall goals. The Compensation Committee also has the authority and responsibility to review and approve corporate goals and objectives relevant to the CEO's compensation, evaluating the CEO's performance in light of those corporate goals and objectives, and making recommendations to the Board with respect to the CEO's compensation level (including salary incentive compensation plans and equity-based plans) based on this evaluation, as well as making recommendations to the Board with respect to any employment, severance or change of control agreements for the CEO. The ultimate decision relating to the CEO's compensation rests with the Board, taking into consideration the Compensation Committee's recommendations, corporate and individual performance, and industry standards. The Compensation Committee has also been delegated the task of reviewing and approving for NEOs, other than the CEO, all compensation (including salary, incentive compensation plans and equity-based plans) and any employment, severance or change of control agreements, although the ultimate decision relating to any stock option or other equity grants rests with the Board. The experience of Board and committee members who are also involved as management of, or board members or advisors to, other companies also factor into decisions concerning compensation. The Compensation Committee has a charter which can be found on the Company's website at www.energyfuels.com.

The Compensation Committee is also responsible for making recommendations to the Board with respect to the adequacy and form of compensation payable to and benefits of directors in their capacity as directors (including Board and committee retainers, meeting and committee fees, incentive compensation plans, and equity-based plans), so as to ensure that such compensation realistically reflects the responsibilities and risks involved in being an effective director. Additional responsibilities of the Compensation Committee include: (i) considering the implications of the risks associated with the Company's compensation policies and practices and the steps that may be taken to mitigate any identified risks; (ii) reviewing executive compensation disclosure before the Company publicly discloses such information; and (iii) reviewing, and approving periodically management's succession plans for executive management, including specific development plans and career planning for potential successors, and recommending them to the Board.

During the year ended December 31, 2020, the Compensation Committee met three times, with two in-camera sessions held, and was responsible for administering the executive compensation program of the Company. For further information regarding how the Board determines the compensation for the Company's directors and officers please see "Executive Compensation" in this Circular.

Claw-Back Policy

On March 18, 2021, the Company's Board adopted an Incentive Compensation Claw-Back Policy that applies to all current and former executive officers and salaried management personnel, referred to as senior employees, who are or were eligible to receive incentive compensation from the Company. "Incentive Compensation" is defined in the policy to include, without limitation, cash bonus compensation and equity grants made under the Company's Equity Incentive Plan, STIP, LTIP and/or at the Board or Company's discretion.

Pursuant to the Claw-Back Policy, The Board may, in its sole discretion and to the full extent permitted by governing laws, seek reimbursement, reduction, cancelation, forfeiture, repurchase, recoupment and/or offset against future discretionary grants or awards, in whole or in part, of Incentive Compensation from the senior employee in situations where:

(a) the amount of Incentive Compensation received by the senior employee was calculated based upon, or contingent on, the achievement of certain financial results that were subsequently the subject of or affected by a material restatement of all or a portion of the Company's financial statements;

(b) the amount of Incentive Compensation received by the senior employee was calculated based upon, or contingent on, the achievement of certain financial or other target goals that were subsequently found to have been the subject of or affected by a material misstatement or miscalculation;

(c) the senior employee engaged in gross negligence, intentional misconduct or fraud that caused or partially caused the need for the restatement referred to in paragraph (a) or the misstatement or miscalculation referred to in paragraph (b); or

(d) the Incentive Compensation received by the senior employee would have been lower had the financial results contemplated by paragraph (a) been properly reported or had the misstatement or miscalculation contemplated by paragraph (b) not occurred.

This Policy was implemented by the Company in furtherance of principles of fairness, honesty and with the best interests of its shareholders in mind. As a part of the Claw-Back Policy, all senior employees are required to sign and date a Receipt and Acknowledgement that affirms his or her agreement with the terms of the Claw-Back Policy and includes an agreement to immediately pay the remaining unpaid balance to the Company in any instance where reimbursement, reduction, cancelation, forfeiture, repurchase, recoupment and/or offset against future discretionary grants pursuant to the Claw-Back Policy does not fully satisfy the amount of reimbursement due by that individual.

Any such reimbursement, reduction, cancelation, forfeiture, repurchase, recoupment and/or offset against future discretionary grants or awards shall not, in any case, exceed the amount by which the Incentive Compensation received by a senior employee exceeded that which he or she would have received had the financial results been properly reported or absent the misstatement or miscalculation.

Furthermore, nothing in the Claw-Back Policy gives the Company the ability or right to seek any such action for compensation properly earned by or owed to a senior employee.

Share Ownership Requirement

For full details on the Company's Share Ownership Requirement for non-employee Directors, see page 69, above.

Environment, Health and Safety Committee

The mining industry, by its very nature, can have an impact on the natural environment. As a result, environmental planning and compliance must play a very important part in the operations of any company engaged in these activities. The Company takes these issues very seriously and has established the Environment, Health and Safety Committee ("EHS Committee"), which it considers a key committee to the responsible management of the Company, to assist the Board in fulfilling its oversight responsibilities for environmental, health and safety matters. The mandate of the EHS Committee is to oversee the development and implementation of policies and best practices relating to environmental, health and safety issues in order to ensure compliance with applicable laws, regulations and policies in the jurisdictions in which the Company and its subsidiaries carry on business. Due to the complexity of uranium exploration, mining, recovery and milling, the Board determined that it was appropriate that a member of management sit on the EHS Committee to ensure that technical expertise is properly brought before the EHS Committee. The fact that all of the members of the EHS Committee are not independent is balanced by the fact that a majority of the members of the EHS Committee and the Chair of the EHS Committee are independent, and that the key recommendations of the EHS Committee are considered by the full Board. During 2020, the EHS Committee met four times, with two in-camera sessions held.

Assessments

Annual Board Assessment

The GN Committee distributes, receives and reviews the results of written Board effectiveness assessments each year. The assessments question members of the Board as to their level of satisfaction with the functioning of the Board, its interaction with management, and the performance of the standing committees of the Board. The assessments also include peer reviews of all other directors and a self-assessment as to each director's effectiveness and contribution as a Board member. After the assessments are reviewed, the GN Committee reports the results to the Board on an anonymous basis and makes any recommendations to the Board to improve the Company's corporate governance practices. This process occurs prior to the consideration by the GN Committee of nominations for Board member elections at the Annual Meeting of Shareholders each year.

Annual Audit Committee Effectiveness Assessment

Per the terms of the Audit Committee Charter, the Audit Committee reviews, discusses and assesses on an annual basis its own performance, as well as its roles and responsibilities. To help accomplish this, each member of the Audit Committee is requested to evaluate the role and responsibilities of the Committee as set out in the Committee's Charter, the effectiveness of the Committee as a whole, the effectiveness of the Chair of the Committee, the contribution of individual members, the policies and procedures observed by the Committee, and the quality of the relationship between the Committee and the Company's external auditor for discussion during the January meeting of the Committee. Each year each member of the Audit Committee completes an Annual Audit Committee Effectiveness Assessment Questionnaire.

The resulting Assessment is presented in eight parts: (i) the roles and responsibilities of the Committee; (ii) Committee structure and process; (iii) Committee effectiveness; (iv) Committee oversight; (v) management and auditors; (vi) Committee culture; (vii) self-assessment; and (viii) effectiveness and contribution of individual members. After the completed Assessments are returned and reviewed, the Audit Committee reports the results to the Board on an anonymous basis and makes any recommendations to the Board to improve the Company's corporate governance practices.

SHAREHOLDER PROPOSALS

To be included in the proxy materials for our 2022 annual meeting of shareholders, proposals of shareholders must be received by us no later than December 10, 2021, which is 120 calendar days prior to the first anniversary of the expected mailing date of this proxy statement. To be included in the proxy materials for our 2022 annual meeting of shareholders, in accordance with our by-laws, director nominations must be received by us not less than 35 nor more than 65 days prior to the date of our 2022 annual meeting of shareholders. Proposals to be included in our proxy materials must comply with the requirements established by the SEC for such proposals, which are set forth in Rule 14a-8 under the Exchange Act.

PRINCIPAL EXECUTIVE OFFICE

Our principal executive office is located at 225 Union Boulevard, Suite 600, Lakewood, Colorado, 80228 USA.

OTHER MATTERS

We do not know of any business other than that described in this Circular that will be presented for consideration or action by the shareholders at the Meeting. If, however, any other business is properly brought before the Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

APPENDIX "A"

ENERGY FUELS INC.

2021 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN

(as amended and restated as of March 18, 2021)

ENERGY FUELS INC.

2021 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN

ARTICLE 1. AMENDMENT AND RESTATEMENT, PURPOSE AND DURATION

1.1 Amendment and Restatement of the Plan. The Company's 2015 Omnibus Equity Incentive Compensation Plan (the "2015 Plan") was approved by the Company's shareholders on June 18, 2015 (the "Approval Date").  The 2015 Plan was subsequently amended and restated by the Board, first on March 29, 2018 (the "2018 Plan"), then as set forth herein (the "Plan") on March 18, 2021 (the "Effective Date"), subject to approval by the Company's shareholders and the TSX.  The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares, Performance Units and Stock-Based Awards.  For the terms and conditions of the Plan applicable to an Award, refer to the version of the Plan in effect as of the date such Award was granted.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of the Participants to those of the Company's stockholders, and by providing Participants with an incentive for outstanding performance.  The Plan is further intended to provide flexibility to the Company in its ability to attract, motivate and retain the services of Participants upon whose judgment, interest and special effort the success of the Company is substantially dependent.

1.3 Duration of the Plan. The Plan, as amended and restated, shall commence as of the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Committee or the Board to amend or terminate the Plan at any time pursuant to Article 16 hereof, until the earlier of (i) the tenth anniversary of the Approval Date, or (ii) all Shares subject to the Plan have been purchased or acquired according to the Plan's provisions.

1.4 Successor Plan.. This Plan is the successor to the Company's current Stock Option Plan, (the "Predecessor Plan"), and no further awards have been made under the Predecessor Plan from and after the Approval Date of this Plan.  All outstanding awards under the Predecessor Plan immediately prior to the Approval Date of this Plan are hereby incorporated into this Plan and shall accordingly be treated as Awards under this Plan.  However, each such Award shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance and, except as otherwise expressly provided herein or by the Committee, no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated awards.

ARTICLE 2. DEFINITIONS

Whenever used in the Plan, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when such meaning is intended, such term shall be capitalized.

2.1 "Affiliate" shall have the meaning ascribed to such term in the OSA.

2.2 "Award" means, individually or collectively, a grant under this Plan of NQSOs, ISOs, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Stock-Based Awards, in each case subject to the terms of this Plan.

2.3 "Award Agreement" means either (i) a written agreement entered into by the Company or an Affiliate of the Company and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan; or (ii) a written statement issued by the Company or an Affiliate of the Company to a Participant describing the terms and provisions of such Award.  All Award Agreements shall be deemed to incorporate the provisions of the Plan.  An Award Agreement need not be identical to other Award Agreements either in form or substance.

2.4 "Beneficial Ownership" shall have the meaning ascribed to such term in Section 90 of the OSA.

2.5 "Blackout Period" means a period of time during which the Participant cannot sell Shares, due to applicable law or policies of the Company in respect of insider trading.

2.6 "Board" or "Board of Directors" means the Board of Directors of the Company.

2.7 "Change of Control" shall occur if any of the following events occur:

(i) any transaction at any time and by whatever means pursuant to which (A) the Company goes out of existence by any means, except for any corporate transaction or reorganization in which the proportionate voting power among holders of securities of the entity resulting from such corporate transaction or reorganization is substantially the same as the proportionate voting power of such holders of Company voting securities immediately prior to such corporate transaction or reorganization or (B) any Person or any group of two or more Persons acting jointly or in concert (other than the Company, a wholly-owned Subsidiary of the Company, an employee benefit plan of the Company or of any of its wholly-owned Subsidiaries, including the trustee of any such plan acting as trustee) hereafter acquires the direct or indirect "beneficial ownership" (as defined by the Business Corporations Act (Ontario) of, or acquires the right to exercise control or direction over, securities of the Company representing 50% or more of the Company's then issued and outstanding securities in any manner whatsoever, including, without limitation, as a result of a take-over bid, an exchange of securities, an amalgamation of the Company with any other entity, an arrangement, a capital reorganization or any other business combination or reorganization;

(ii) the sale, assignment or other transfer of all or substantially all of the assets of the Company to a Person other than a wholly-owned Subsidiary of the Company;

(iii) the dissolution or liquidation of the Company except in connection with the distribution of assets of the Company to one or more Persons which were wholly-owned Subsidiaries of the Company immediately prior to such event;

(iv) the occurrence of a transaction requiring approval of the Company's shareholders whereby the Company is acquired through consolidation, merger, exchange of securities, purchase of assets, amalgamation, arrangement or otherwise by any other Person (other than a short form amalgamation or exchange of securities with a wholly-owned Subsidiary of the Company);

(v) a majority of the members of the Board of Directors of the Company are replaced or changed, as a result of or in connection with any: (A) take-over bid, consolidation, merger, exchange of securities, amalgamation, arrangement, capital reorganization or any other business combination or reorganization involving or relating to the Company; (B) sale, assignment or other transfer of all or substantially all of the assets of the Company in one or a series of transactions, or any purchase of assets; or (C) dissolution or liquidation of the Company;

(vi) during any two-year period, a majority of the members of the Board of Directors of the Company is replaced by directors who are not nominated and approved by the Board of Directors of the Company;

(vii) with respect to holders of any Award who are employed by a subsidiary of the Company, an event set forth in (i), (ii), (iii), (iv), or (v) has occurred with respect to such subsidiary (the "Employing Subsidiary"), in which case the term "Company" in those paragraphs will be read to mean "Employing Subsidiary" and the phrase " wholly-owned Subsidiary(ies)" will be read to mean " Affiliate(s) or wholly-owned Subsidiary(ies)"; or

(viii) the Board passes a resolution to the effect that, for the purposes of some or all of the Award Agreements, an event set forth in (i), (ii), (iii), (iv), (v), (vi) or (vii) above has occurred.

Notwithstanding the foregoing, the Committee may modify the definition of a Change of Control for a particular Award or Awards as the Committee deems appropriate to comply with Section 409A of the Code.

2.8 "Change of Control Price" means the highest price per Share offered in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash).  In the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change of Control occurs, except if the relevant participant is subject to taxation under the ITA, such Change of Control Price shall be deemed to be a price determined by the Committee based on the closing price of a Share on the TSX or the NYSE on the trading day preceding the Change of Control date or based on the volume weighted average trading price of the Shares on the TSX and NYSE for the five trading days immediately preceding the Change of Control date.

2.9 "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

2.10 "Committee" means the Board of Directors, or, if so delegated in whole or in part by the Board, the Compensation Committee, or any other duly authorized committee of the Board appointed by the Board to administer the Plan.

2.11 "Company" means Energy Fuels Inc., an Ontario corporation, and any successor thereto as provided in Article 18 herein.

2.12 "Constructively Terminated" means, unless otherwise specified by the Committee in the Award Agreement, a voluntary termination of employment by an Employee within ten (10) business days after any of the following actions by the Company, an Affiliate, or a person acting on behalf of either:

(i) Requiring the Employee to be based as his/her regular or customary place of employment at any office or location more than fifty (50) miles from the location at which the Employee performed his/her duties immediately prior to the Change of Control, or in a state or province other than the one in which the Employee performed his/her duties immediately prior to the Change of Control, in each case except for travel reasonably required in the performance of the individual's responsibilities;

(ii) Materially reducing the Employee's base salary below the rate in effect at the time of a Change of Control;

(iii) Failing to pay the Employee's base salary, other wages or employment-related benefits as required by law; or

(iv) A material reduction or diminution in the level of responsibility, or office of the Employee, provided that before any claim of material reduction or diminution of responsibility may be relied upon by the Employee, the Employee must have provided written notice to the Employee's supervisor and the Board of the alleged material reduction or diminution of responsibility and have given the Company or Affiliate, as the case may be, at least thirty (30) calendar days within which to cure the alleged material reduction or diminution of responsibility.

2.13 "Consultant" means a Person that:

(i) is a natural person;

(ii) is engaged to provide services to the Company or an Affiliate other than services provided in relation to a distribution of securities of the Company or an Affiliate;

(iii) provides the services under a written contract with the Company or an Affiliate;

(iv) spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate; and

(v) provides bona fide services to the Company or its majority-owned subsidiaries and such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

2.14 "Deferred Share Unit" means an Award denominated in units that provides the holder thereof with a right to receive Shares or cash or a combination thereof upon settlement of the Award, granted under Article 9 herein and subject to the terms of this Plan.

2.15 "Director" means any individual who is a member of the Board of Directors of the Company.

2.16 "Dividend Equivalent" means a right with respect to an Award to receive cash, Shares or other property equal in value and form to dividends declared by the Board and paid with respect to outstanding Shares.  Dividend Equivalents shall not apply to an Award unless specifically provided for in the Award Agreement, and if specifically provided for in the Award Agreement shall be subject to such terms and conditions set forth in the Award Agreement as the Committee shall determine.

2.17 "Employee" means any employee of the Company or an Affiliate.  Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under this Plan.

2.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.19 "Fair Market Value" or "FMV" means, unless otherwise required by any applicable provision of the Code or any regulations thereunder or by any applicable accounting standard for the Company's desired accounting for Awards or by the rules of the NYSE or the TSX, a price that is determined by the Committee, provided that such price cannot be less than the greater of (a) the volume weighted average trading price of the Shares on the TSX or the NYSE for the five trading days immediately prior to the grant date or (b) the closing price of the Shares on the TSX or the NYSE on the trading day immediately prior to the grant date.

2.20 "Fiscal Year" means the Company's fiscal year commencing on January 1 and ending on December 31 or such other fiscal year as approved by the Board.

2.21 "Freestanding SAR" means a SAR that is not a Tandem SAR, as described in Article 7 herein.

2.22 "Grant Price" means the price against which the amount payable is determined upon exercise of an SAR.

2.23 "Incentive Stock Option" or "ISO" means an Option to purchase Shares granted under Article 6 herein and that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code, or any successor provision.

2.24 "ITA" means the Income Tax Act (Canada).

2.25 "Non-Employee Director" means a Director who is not an Employee.

2.26 "Nonqualified Stock Option" or "NQSO" means an Option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option or that otherwise does not meet the requirements for treatment as an Incentive Stock Option under Section 422 of the Code, or any successor provision.

2.27 "NYSE" means the NYSE American LLC.

2.28 "Option" means the conditional right to purchase Shares at a stated Option Price for a specified period of time in the form of an Incentive Stock Option or a Nonqualified Stock Option subject to the terms of this Plan.

2.29 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.30 "OSA" means the Securities Act (Ontario), as may be amended from time to time.

2.31 "Participant" means an Employee, Non-Employee Director or Consultant who has been selected to receive an Award, or who has an outstanding Award granted under the Plan.

2.32 "Performance Goal" means a performance criterion selected by the Committee for a given Award for purposes of Article 11 based on one or more performance measures.

2.33 "Performance Period" means the period of time during which the assigned performance criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.34 "Performance Share" means an Award granted under Article 10 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.35 "Performance Unit" means an Award granted under Article 10 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.36 "Period of Restriction" means the period when an Award of Restricted Stock or Restricted Stock Units is subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events as determined by the Committee, in its discretion.

2.37 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof; provided, however, that "Person" shall not include (i) the Company or any Affiliate, or (ii) any employee benefit plan (including an employee stock ownership plan) sponsored by the Company or any Affiliate.

2.38 "Restricted Stock" means an Award of Shares subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.

2.39 "Restricted Stock Unit" means an Award denominated in units subject to a Period of Restriction, with a right to receive Shares or cash or a combination thereof upon settlement of the Award, granted under Article 8 herein and subject to the terms of this Plan.

2.40 "Shares" means common shares of the Company.

2.41 "Significant Stockholder" means a person who at the time of a grant of an ISO to such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any of its Affiliates.

2.42 "Stock Appreciation Right" or "SAR" means the conditional right to receive the difference between the FMV of a Share on the date of exercise over the Grant Price, pursuant to the terms of Article 7 herein and subject to the terms of this Plan.

2.43 "Stock-Based Award" means an equity-based or equity-related Award granted under Article 11 herein and subject to the terms of this Plan, and not otherwise described by the terms of this Plan.

2.44 "Tandem SAR" means a SAR that the Committee specifies is granted in connection with a related Option pursuant to Article 7 herein and subject to the terms of this Plan, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled) or a SAR that is granted in tandem with an Option but the exercise of such Option does not cancel the SAR, but rather results in the exercise of the related SAR.  Regardless of whether an Option is granted coincident with a SAR, a SAR is not a Tandem SAR unless so specified by the Committee at the time of grant.

2.45 "TSX" means the Toronto Stock Exchange.

2.46 "Voting Power" shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company.

2.47 "Voting Securities" shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

ARTICLE 3. ADMINISTRATION

3.1 General. The Committee shall be responsible for administering the Plan.  The Committee may employ attorneys, consultants, accountants, agents and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive and binding upon the Participants, the Company, and all other interested parties.

3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan, to determine eligibility for Awards, and to adopt such rules, regulations and guidelines for administering the Plan as the Committee may deem necessary or proper.  Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including grant and exercise price, and vesting terms and, subject to Article 16, adopting modifications and amendments, or sub-plans to the Plan or any Award Agreement, including, without limitation, any that are necessary or appropriate to comply with the laws or compensation practices of the jurisdictions in which the Company and Affiliates operate.

3.3 Delegation. The Committee may delegate to one or more of its members any of the Committee's administrative duties or powers as it may deem advisable; provided, however, that any such delegation shall not be inconsistent with the provisions of Rule 16b-3 under the Exchange Act as to actions to be taken by the Committee in connection therewith and must be permitted under applicable corporate law.

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall not exceed the number which represents 10% of the issued and outstanding Shares from time to time (the "Total Share Authorization").  Subject to applicable law, the requirements of the TSX or the NYSE and any shareholder or other approval which may be required, the Board may in its discretion amend the Plan to increase such limit without notice to any Participants.

(a) The number of Shares reserved for issue to Insiders pursuant to this Plan, together with Shares reserved for issue to Insiders under any other existing share compensation arrangement of the Company, shall not exceed 10% of the aggregate outstanding Shares of the Company.  Within any one-year period, the number of Shares issued to Insiders pursuant to this Plan and all other existing share compensation arrangement of the Company shall not exceed 10% of the aggregate outstanding Shares of the Company.  If the number of Shares shall be increased or decreased as a result of a stock split, consolidation reclassification or recapitalization and not as a result of the issuance of Shares for additional consideration or by way of a stock dividend in the ordinary course, the Company may make appropriate adjustments to the maximum number of Shares which may be issued from the treasury of the Company under the Plan.

(b) For greater clarity, any Awards that are not settled in Shares shall not reduce any of these reserves.  Any Shares related to Awards (or, after the Approval Date, awards granted under the Predecessor Plan) which (i) terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such Shares, (ii) are settled in cash either in lieu of Shares or otherwise, or (iii) are exchanged with the Committee's approval for Awards not involving Shares, shall be available again for issuance under the Plan.  The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or Dividend Equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares or Stock-Based Awards.  The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.2 Adjustments in Authorized Shares. In the event of any corporate event or transaction (collectively, a "Corporate Reorganization") (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, arrangement, amalgamation, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee shall make or provide for such adjustments or substitutions, as applicable, in the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Award Limits, the limit on issuing Awards other than Options granted with an Option Price equal to at least the FMV of a Share on the date of grant or Stock Appreciation Rights with a Grant Price equal to at least the FMV of a Share on the date of grant, and any other value determinations applicable to outstanding Awards or to this Plan, as are equitably necessary to prevent dilution or enlargement of Participants' rights under the Plan that otherwise would result from such corporate event or transaction. Any changes to the Option Price applicable to outstanding Options or Grant Price applicable to outstanding SARs, which are deemed appropriate or necessary by the Committee in the event of a Corporate Reorganization but which constitute more than an adjustment or substitution for equivalent value, shall require the prior approval of the Company's shareholders. In connection with a Corporate Reorganization, the Committee shall have the discretion to permit a holder of Options to purchase (at the times, for the consideration, and subject to the terms and conditions set out in this Plan) and the holder will then accept on the exercise of such Option, in lieu of the Shares that such holder would otherwise have been entitled to purchase, the kind and amount of shares or other securities or property that such holder would have been entitled to receive as a result of the Corporate Reorganization if, on the effective date thereof, that holder had owned all Shares that were subject to the Option.  Such adjustments shall be made automatically, without the necessity of Committee action, on the customary arithmetical basis in the case of any stock split, including a stock split effected by means of a stock dividend, and in the case of any other dividend paid in Shares.

The Committee shall also make appropriate adjustments in the terms of any Awards under the Plan as are equitably necessary to reflect such corporate event or transaction and may modify any other terms of outstanding Awards, including modifications of performance criteria and changes in the length of Performance Periods.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan, provided that any such adjustments must comply with Section 409A of the Code with respect to any U.S. Participants.

Subject to the provisions of Article 14 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution or conversion of Awards under this Plan in connection with any such corporate event or transaction, upon such terms and conditions as it may deem appropriate.  Additionally, the Committee may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution or conversion as provided in the previous sentence

ARTICLE 5. ELIGIBILITY, PARTICIPATION AND VESTING

5.1 Eligibility. Individuals eligible to participate in the Plan include all Employees, Non-Employee Directors and Consultants.

5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, in its sole discretion select from among eligible Employees, Non-Employee Directors and Consultants, those to whom Awards shall be granted under the Plan, and shall determine in its discretion the nature, terms, conditions and amount of each Award.

5.3 Vesting Requirements.       Vesting requirements for each Award shall be determined at the discretion of the Committee, provided that:

(a) Annual or regularly scheduled grants of Awards to Participants that are Employees or Directors shall generally have a minimum vesting period of at least one year;

(b) Initial grants of Awards to Employees or Directors who commence employment or appointment to the Board between annual or regularly scheduled grants of Awards may, at the discretion of the Committee, have a vesting period of less than one year in order to tie to the vesting schedule applicable to the most recent annual or regularly scheduled grants of Awards to other Employees and Directors; and

(c) Any special or extraordinary Awards to Participants shall have vesting schedules as determined by the Committee to be appropriate for the special or extraordinary circumstances of the Awards.

ARTICLE 6. STOCK OPTIONS

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion.  ISOs may be granted only to Employees of the Company or a parent or subsidiary corporation of the Company within the meaning of Section 424 of the Code, and no ISOs may be granted more than ten (10) years after the Approval Date.  Notwithstanding Section 4.1 of the Plan, the maximum number of Shares issuable upon the exercise of ISOs is 14,058,685.

6.2 Award Agreement.. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and any such other provisions as the Committee shall determine.  The Award Agreement shall also specify whether the Option is intended to be an ISO or a NQSO.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee and shall be specified in the Award Agreement.  The Option Price for an Option shall be not less than the FMV of the Shares on the date of grant; provided, however, that the Option Price for an ISO granted to a Significant Stockholder shall be not less than one hundred ten percent (110%) of the FMV of the Shares on the date of grant.

6.4 Duration of Options.. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant, and provided further that no ISO granted to a Significant Stockholder shall be exercisable after the expiration of five (5) years from the date of grant.  Notwithstanding the foregoing, the expiry date of any NQSO shall be extended to the tenth business day following the last day of a Blackout Period if the expiry date would otherwise occur in a Blackout Period or within five days of the end of the Blackout Period.

6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash, certified cheque or wire transfer; or (b) by any other method approved or accepted by the Committee in its sole discretion subject to the rules of the TSX and NYSE, as applicable and such rules and regulations as the Committee may establish.

Subject to Section 6.7 and any governing rules or regulations, as soon as practicable after receipt of a notification of exercise and full payment for the Shares, the Shares in respect of which the Option has been exercised shall be issued as fully-paid and non-assessable shares of the Company.  As of the business day the Company receives such notice and such payment, the Participant (or the person claiming through him, as the case may be) shall be entitled to be entered on the share register of the Company as the holder of the number of Shares in respect of which the Option was exercised and to receive as promptly as possible thereafter a certificate or evidence of book entry representing the said number of Shares.  The Company shall cause to be delivered to the Participant Share certificates or evidence of book entry Shares in an appropriate amount based upon the number of Shares purchased under the Option(s), but in any event, on or before the 15th day of the third month of the year following the year in which the Option was exercised.

6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted pursuant to this Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired pursuant to exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed and/or traded.

6.8 Death, Retirement and Termination of Employment.

(a) Death:  If a Participant dies while an Employee, officer or director of or Consultant to the Company or an Affiliate:

(i) the executor or administrator of the Participant's estate may exercise Options of the Participant equal to the number of Options that were exercisable at the Termination Date (as defined below);

(ii) the right to exercise such Options terminates on the earlier of: (i) the date that is 12 months after the Termination Date; and (ii) the date on which the exercise period of the particular Option expires.  Any Options held by the Participant that are not yet vested at the Termination Date immediately expire and are cancelled and forfeited to the Company on the Termination Date; and

(iii) such Participant's eligibility to receive further grants of Options under the Plan ceases as of the Termination Date.

(b) Retirement: If a Participant voluntarily retires then:

(i) any Options held by the Participant that are exercisable at the Termination Date continue to be exercisable by the Participant until the earlier of: (i) the date that is six months after the Termination Date, provided that if an ISO is exercised after the date that is three months from the Termination Date, then such Option shall no longer be considered to be an ISO; and (ii) the date on which the exercise period of the particular Option expires.  Any Options held by the Participant that are not yet vested at the Termination Date immediately expire and are cancelled and forfeited to the Company on the Termination Date,

(ii) the eligibility of a Participant to receive further grants under the Plan ceases as of the date that the Company or an Affiliate, as the case may be, provides the Participant with written notification that the Participant's employment or term of office or engagement, is terminated, notwithstanding that such date may be prior to the Termination Date, and

(iii) notwithstanding (b)(i) and (ii) above, unless the Committee, in its sole discretion, otherwise determines, at any time and from time to time, Options are not affected by a change of employment arrangement within or among the Company or an Affiliate for so long as the Participant continues to be an employee of the Company or an Affiliate.

(c) Termination of Employment:  Where a Participant's employment or term of office or engagement terminates (for any reason other than death or voluntary retirement (whether such termination occurs with or without any or adequate notice or reasonable notice, or with or without any or adequate compensation in lieu of such notice)), then:

(i) any Options held by the Participant that are exercisable at the Termination Date continue to be exercisable by the Participant until the earlier of: (i) the date that is three months after the Termination Date; and (ii) the date on which the exercise period of the particular Option expires.  Any Options held by the Participant that are not yet vested at the Termination Date immediately expire and are cancelled and forfeited to the Company on the Termination Date,

(ii) the eligibility of a Participant to receive further grants under the Plan ceases as of the date that the Company or an Affiliate, as the case may be, provides the Participant with written notification that the Participant's employment or term of office or engagement, is terminated, notwithstanding that such date may be prior to the Termination Date, and

(iii) notwithstanding (c)(i) and (ii) above, unless the Committee, in its sole discretion, otherwise determines, at any time and from time to time, Options are not affected by a change of employment arrangement within or among the Company or an Affiliate for so long as the Participant continues to be an employee of the Company or an Affiliate.

(d) For purposes of section 6.8, the term, "Termination Date" means, in the case of a Participant whose employment or term of office or engagement with the Company or an Affiliate terminates:

(i) by reason of the Participant's death, the date of death;

(ii) for any reason whatsoever other than death, the date of the Participant's last day actively at work for or actively engaged by the Company or the Affiliate, as the case may be; and for greater certainty "Termination Date" in any such case specifically does not mean the date on which any period of contractual notice or reasonable notice that the Company or the Affiliate, as the case may be, may be required at law to provide to a Participant would expire; and

(iii) the resignation of a director or the expiry of a director's term on the Board without re-election (or nomination for election) shall be considered to be a termination of his or her term of office.

6.9 Nontransferability of Options

(a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during such Participant's lifetime only by such Participant.

(b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, a NQSO granted under this Article 6 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, all NQSOs granted to a Participant under this Article 6 shall be exercisable during such Participant's lifetime only by such Participant.

6.10 Notification of Disqualifying Disposition. The Participant to whom an ISO is granted shall notify the Company upon the disposition of Shares issued pursuant to the exercise of an ISO or Shares received as a dividend on ISO stock.  The Company shall use such information to determine whether a disqualifying disposition as described in Section 421(b) of the Code has occurred.

6.11 $100,000 Annual ISO Limitation.. To the extent that the aggregate FMV of Shares (determined as of the time the ISOs with respect to such Shares are granted) with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and any Affiliate) exceeds $100,000 (or such other amount as may be allowed under Section 422 of the Code), such ISOs shall be treated as NQSOs.  The foregoing provisions shall be applied by taking ISOs into account in the order in which they were granted.

ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion.  The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

The SAR Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement.  The SAR Grant Price may include a Grant Price based on one hundred percent (100%) of the FMV of the Shares on the date of grant, a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or is indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion, provided that the Grant Price may never be less than the FMV of the Shares on the date of Grant.  The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and any such other provisions as the Committee shall determine.

7.3 Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

7.4 Exercise of Freestanding SARs.. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5 Exercise of Tandem SARs. With respect to Participants who are not subject to taxation under the ITA, Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  With respect to Participants subject to taxation under the ITA, prior to exercising a Tandem SAR the Participant must elect to receive the Tandem SAR in consideration for the disposition of that Participant's right to receive shares under the Option.  A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the FMV of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the FMV of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6 Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount representing the difference between the FMV of the underlying Shares on the date of exercise over the Grant Price.  At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares of equivalent value (based on the FMV on the date of exercise of the SAR, as defined in the Award Agreement or otherwise defined by the Committee thereafter), in some combination thereof, or in any other form approved by the Committee at its sole discretion.  Payment shall be made no earlier than the date of exercise, nor later than 2-1/2 months after the close of the year in which the SAR is exercised.  The Committee's determination regarding the form of SAR payout shall be set forth or reserved for later determination in the Award Agreement for the grant of the SAR.

7.7 Termination of Employment.. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or other relationship with the Company or Affiliates.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8 Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, an SAR granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during such Participant's lifetime only by such Participant.

7.9 Other Restrictions.. Without limiting the generality of any other provision of this Plan, the Committee may impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to the Plan as it may deem advisable.  This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of an SAR for a specified period of time.

ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts and upon such terms as the Committee shall determine.

8.2 Restricted Stock or Restricted Stock Unit Agreement.. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, the settlement date for Restricted Stock Units, and any such other provisions as the Committee shall determine, provided that unless otherwise determined by the Committee or as set out in any Award Agreement, no Restricted Stock Unit shall vest later than three years after the date of grant.

8.3 Nontransferability of Restricted Stock and Restricted Stock Units. Except as otherwise provided in this Plan or the Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Award Agreement (and in the case of Restricted Stock Units until the date of settlement through delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement at the time of grant or thereafter by the Committee.  All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during such Participant's lifetime only to such Participant, except as otherwise provided in the Award Agreement at the time of grant or thereafter by the Committee.

8.4 Other Restrictions.. The Committee shall impose, in the Award Agreement at the time of grant or anytime thereafter, such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions on vesting following the attainment of the performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, subject to Section 19.5, the Company may retain the certificates representing Shares of Restricted Stock, or Shares delivered in settlement of Restricted Stock Units, in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse, but in no event will delivery of such Shares be made later than the earlier of (i)  2-1/2 months after the close of the year in which such conditions or restrictions were satisfied or lapsed and (ii) December 31 of the third year following the year of the grant date.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be settled through payment in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following:

"The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the 2018 Omnibus Equity Incentive Compensation Plan and in the associated Award Agreement.  A copy of the Plan and such Award Agreement may be obtained from Energy Fuels Inc."

8.6 Voting Rights. To the extent required by law, Participants holding Shares of Restricted Stock granted hereunder shall have the right to exercise full voting rights with respect to those Shares during the Period of Restriction.  A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. Restricted Stock Units held by a Participant having surpassed the Period of Restriction may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. Notwithstanding the foregoing, the payment of dividends or Dividend Equivalents is strictly prohibited with respect to Restricted Stock Units still subject to a Period of Restriction.  Dividend Equivalents shall not apply to an Award unless specifically provided for in the Award Agreement.  The Committee may apply any restrictions to the dividends or Dividend Equivalents that the Committee deems appropriate.  The Committee, in its sole discretion, may determine the form of payment of dividends or Dividend Equivalents, including cash, Shares, Restricted Stock or Restricted Stock Units.

8.8 Death and other Termination of Employment

(a) Death:  If a Participant dies while an Employee, officer or director of or Consultant to the Company or an Affiliate:

(i) any Restricted Stock Units held by the Participant that have vested as at the Termination Date (as defined below), shall be paid to the Recipient's estate.  Any Restricted Stock Units that have not vested as at the Termination Date will be immediately cancelled and forfeited to the Company on the Termination Date; and

(ii) such Participant's eligibility to receive further grants of Restricted Stock Units under the Plan ceases as of the Termination Date.

(b) Termination other than Death: Where a Participant's employment or term of office or engagement terminates for any reason other than death (whether such termination occurs with or without any or adequate notice or reasonable notice, or with or without any or adequate compensation in lieu of such notice), then:

(i) any Restricted Stock Units held by the Participant that have vested before the Termination Date shall be paid to the Recipient.  Any Restricted Stock Units held by the Participant that are not yet vested at the Termination Date will be immediately cancelled and forfeited to the Company on the Termination Date;

(ii) the eligibility of a Participant to receive further grants under the Plan ceases as of the date that the Company or an Affiliate, as the case may be, provides the Participant with written notification that the Participant's employment or term of office or engagement, is terminated, notwithstanding that such date may be prior to the Termination Date; and

(iii) notwithstanding (b)(i) and (ii) above, unless the Committee, in its sole discretion, otherwise determines, at any time and from time to time, Restricted Stock Units are not affected by a change of employment arrangement within or among the Company or an Affiliate for so long as the Participant continues to be an employee of the Company or an Affiliate.

(c) For purposes of section 8.8, the term, "Termination Date" means, in the case of a Participant whose employment or term of office or engagement with the Company or an Affiliate terminates:

(i) by reason of the Participant's death, the date of death;

(ii) for any reason whatsoever other than death, the date of the Participant's last day actively at work for or actively engaged by the Company or the Affiliate, as the case may be; and for greater certainty "Termination Date" in any such case specifically does not mean the date on which any period of contractual notice or reasonable notice that the Company or the Affiliate, as the case may be, may be required at law to provide to a Participant would expire; and

(iii) the resignation of a director or the expiry of a director's term on the Board without re-election (or nomination for election) shall be considered to be a termination of his or her term of office.

8.9 Payment in Settlement of Restricted Stock Units. When and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in settlement of such units in cash, Shares of equivalent value (based on the FMV, as defined in the Award Agreement at the time of grant or thereafter by the Committee), in some combination thereof, or in any other form determined by the Committee at its sole discretion.  The Committee's determination regarding the form of payout shall be set forth or reserved for later determination in the Award Agreement for the grant of the Restricted Stock Unit.

ARTICLE 9. DEFERRED SHARE UNITS

9.1 Grant of Deferred Share Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Deferred Share Units to Participants in such amounts and upon such terms as the Committee shall determine.

9.2 Deferred Share Unit Agreement. Each Deferred Share Unit grant shall be evidenced by an Award Agreement that shall specify the number of Deferred Share Units granted, the settlement date for Deferred Share Units, and any other provisions as the Committee shall determine, including, but not limited to a requirement that Participants pay a stipulated purchase price for each Deferred Share Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which the Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Deferred Share Units.

9.3 Non-transferability of Restricted Stock and Restricted Stock Units. Except as otherwise provided in this Plan or the Award Agreement, the Deferred Share Units granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.  All rights with respect to the Deferred Share Units granted to a Participant under the Plan shall be available during such Participant's lifetime only to such Participant, except as otherwise provided in the Award Agreement at the time of grant or thereafter by the Committee.

9.4 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Deferred Share Units following termination of the Participant's employment or other relationship with the Company or Affiliates.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Deferred Share Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE 10. PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1 Grant of Performance Shares and Performance Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares and/or Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.

10.2 Value of Performance Shares and Performance Units. Each Performance Share and Performance Unit shall have an initial value equal to the FMV of a Share on the date of grant.  The Committee shall set performance criteria for a Performance Period in its discretion, which, depending on the extent to which they are met, will determine, in the manner determined by the Committee and set forth in the Award Agreement, the value and/or number of each Performance Share or Performance Unit that will be paid to the Participant.

10.3 Earning of Performance Shares and Performance Units. Subject to the terms of this Plan and the applicable Award Agreement, after the applicable Performance Period has ended, the holder of Performance Shares/Performance Units shall be entitled to receive payout on the value and number of Performance Shares/Performance Units, determined as a function of the extent to which the corresponding performance criteria have been achieved.  Notwithstanding the foregoing, the Company shall have the ability to require the Participant to hold any Shares received pursuant to such Award for a specified period of time.

10.4 Form and Timing of Payment of Performance Shares and Performance Units. Payment of earned Performance Shares/Performance Units shall be as determined by the Committee and as set forth in the Award Agreement.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares/Performance Units at the end of the applicable Performance Period.  Any Shares may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement for the grant of the Award or reserved for later determination.

10.5 Dividends and Other Distributions. The Committee shall determine whether Participants holding Performance Shares will receive Dividend Equivalents with respect to dividends declared with respect to the Shares.  Dividends or Dividend Equivalents may be subject to accrual, forfeiture or payout restrictions as determined by the Committee in its sole discretion. Notwithstanding the foregoing, the payment of dividends or Dividend Equivalents to a Participant is prohibited in respect to any Performance Shares for which the requisite performance criteria have not been achieved.

10.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares/Performance Units following termination of the Participant's employment or other relationship with the Company or an Affiliate.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Performance Shares/Performance Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.7 Nontransferability of Performance Shares and Performance Units. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, Performance Shares/Performance Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant's Award Agreement or otherwise by the Committee at any time, a Participant's rights under the Plan shall inure during such Participant's lifetime only to such Participant.

ARTICLE 11. FULL VALUE STOCK-BASED AWARDS

11.1 Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, including, but not limited to, being subject to performance criteria, or in satisfaction of such obligations, as the Committee shall determine.  Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares.

11.2 Termination of Employment.. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Stock-Based Awards following termination of the Participant's employment or other relationship with the Company or Affiliates.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

11.3 Nontransferability of Stock-Based Awards. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, Stock-Based Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, a Participant's rights under the Plan shall be exercisable during such Participant's lifetime only by such Participant.

ARTICLE 12. BENEFICIARY DESIGNATION

A Participant's "beneficiary" is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant's death.  A Participant may designate a beneficiary or change a previous beneficiary designation at such times as prescribed by the Committee and by using such forms and following such procedures approved or accepted by the Committee for that purpose.  If no beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant's death, the beneficiary shall be the Participant's estate.

Notwithstanding the provisions above, the Committee may, in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 12, or both, in favor of another method of determining beneficiaries.

ARTICLE 13. DEFERRALS

The Committee may permit or require a Participant to defer such Participant's receipt of any Award, or payment in settlement or exercise of any Award, provided that any such deferral must comply with the applicable requirements of Section 409A of the Code and the Treasury regulations thereunder so that such deferral does not cause the Participant to be subject to taxes and interest pursuant to Section 409A of the Code.

ARTICLE 14. RIGHTS OF PERSONS ELIGIBLE TO PARTICIPATE

14.1 Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant's employment, consulting or other service relationship with the Company or an Affiliate at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or an Affiliate.

Neither an Award nor any benefits arising under this Plan shall constitute part of an employment or service contract with the Company or an Affiliate, and, accordingly, subject to the terms of this Plan, this Plan may be terminated or modified at any time in the sole and exclusive discretion of the Committee or the Board without giving rise to liability on the part of the Company or an Affiliate for severance payments or otherwise, except as provided in this Plan.

For purposes of the Plan, unless otherwise provided by the Committee, a transfer of employment of a Participant between the Company and an Affiliate or among Affiliates shall not be deemed a termination of employment.  The Committee may provide in a Participant's Award Agreement or otherwise the conditions under which a transfer of employment to an entity that is spun off from the Company or an Affiliate shall not be deemed a termination of employment for purposes of an Award.

14.2 Participation. No Employee or other Person eligible to participate in the Plan shall have the right to be selected to receive an Award.  No person selected to receive an Award shall have the right to be selected to receive a future Award, or, if selected to receive a future Award, the right to receive such future Award on terms and conditions identical or in proportion in any way to any prior Award.

14.3 Rights as a Shareholder. A Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 15. CHANGE OF CONTROL

15.1 Accelerated Vesting and Payment. Subject to the provisions of Section 15.2 or as otherwise provided in the Award Agreement, in the event of a Change of Control, unless otherwise specifically prohibited under law or by the rules and regulations of a national securities exchange or market on which Shares are listed or traded:

(a) Any and all Options and SARs granted hereunder shall be accelerated to become immediately exercisable in full, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2;

(b) Any Period of Restriction and other restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and Restricted Stock Units shall be immediately settled and payable, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2;

(c) The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units and Performance Shares shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2;

(d) The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, (or such other time prior to the time of the Change of Control, if the Committee in its reasonable discretion determines is appropriate) and shall be paid out to Participants within thirty (30) days following the effective date of the Change of Control, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2;

(e) Awards denominated in cash shall be paid to Participants in cash within thirty (30) days following the effective date of the Change of Control, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2;

(f) Upon a Change of Control, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Committee shall immediately cause all other Stock-Based Awards to vest and be paid out as determined by the Committee, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2; and

(g) Unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2, the Committee shall have the discretion to unilaterally determine that all outstanding Awards shall be cancelled upon a Change of Control, and that the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreements, shall be paid out in cash in an amount based on the Change of Control Price within a reasonable time subsequent to the Change of Control; provided, however, that no such payment shall be made on account of an ISO using a value higher than the FMV of the underlying Shares on the date of settlement.

15.2 Alternative Awards. Notwithstanding Section 15.1, no cancellation, acceleration of vesting, lapsing of restrictions, payment of an Award, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Award shall be honored or assumed, or new rights substituted therefor (with such honored, assumed or substituted Award hereinafter referred to as an "Alternative Award") by any successor to the Company or an Affiliate as described in Article 17; provided, however, that any such Alternative Award must:

(a) Be based on stock which is traded on the TSX and/or an established U.S. securities market;

(b) Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(c) Recognize, for the purpose of vesting provisions, the time that the Award has been held prior to the Change of Control;

(d) Have substantially equivalent economic value to such Award (determined prior to the time of the Change of Control); and

(e) Have terms and conditions which provide that in the event that the Participant's employment with the Company, an Affiliate or any successor as described in Article 18 is involuntarily terminated or Constructively Terminated at any time within at least twelve months following a Change of Control, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse and the Award shall vest, as the case may be.

15.3 Compliance with Section 280G of the Code. In the event that any accelerated Award vesting or payment received or to be received by a Participant pursuant to Section 15.1 herein (the "Benefit") would (i) constitute a "parachute payment" within the meaning of and subject to Section 280G of the Code and (ii) but for this Section 15.3, be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then such Benefit shall be reduced to the extent necessary so that no portion of the Benefit will be subject to the Excise Tax, as determined in good faith by the Committee; provided, however, that if, in the absence of any such reduction (or after such reduction), the Participant believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to the Excise Tax, the Benefit shall be reduced (or further reduced) to the extent determined by the Participant in his or her discretion so that the Excise Tax would not apply.  If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service ("IRS") determines that the Participant is liable for the Excise Tax as a result of the Benefit, then the Participant shall be obligated to return to the Company, within thirty days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by the Participant constitutes a "parachute payment" within the meaning of Section 280G of the Code that is subject to the Excise Tax.

ARTICLE 16. AMENDMENT, MODIFICATION, SUSPENSION AND TERMINATION

16.1 Amendment, Modification, Suspension and Termination.

(a) Except as set out in clauses (b) and (c) below, and as otherwise provided by law, or stock exchange rules, the Committee or Board may, at any time and from time to time, alter, amend, modify, suspend or terminate the Plan or any Award in whole or in part without notice to, or approval from, shareholders, including, but not limited to for the purposes of:

(i) making any acceleration of or other amendments to the general vesting provisions of any Award previously granted to a Participant in cases involving death, disability or retirement;

(ii) waiving any termination of, extending the expiry date of, or making any other amendments to the general term of any Award or exercise period thereunder, provided that no Award held by an Insider may be extended beyond its original expiry date;

(iii) making any amendments to add covenants or obligations of the Company for the protection of Participants;

(iv) making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, it may be expedient to make, including amendments that are desirable as a result of changes in law or as a "housekeeping" matter; or

(v) making such changes or corrections which are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error.

(b) Other than as expressly provided in an Award Agreement or as set out herein with respect to a Change of Control, the Committee shall not alter or impair any rights or increase any obligations with respect to an Award previously granted under the Plan without the consent of the Participant.

(c) The following amendments to the Plan shall require the prior approval of the Company's shareholders:

(i) A reduction in the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, except for adjustments to the Option Price or Grant Price applicable to outstanding Awards pursuant to Section 4.2 hereof.

(ii) Any amendment or modification which would increase the total number of Shares available for issuance under the Plan or the total number of Shares available for ISOs under the Plan;

(iii) An increase to the limit on the number of Shares issued or issuable under the Plan to Insiders of the Company;

(iv) An extension of the expiry date of an Option or SAR, other than as otherwise permitted hereunder in relation to a Blackout Period; or

(v) Any amendment to the amendment provisions of the Plan under this Article 16.1.

16.2 Adjustment of Awards Upon the Occurrence of Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events in addition to the events described in Section 4.2 hereof affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

16.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 17. WITHHOLDING

The Company or any Affiliate shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any Affiliate, an amount sufficient to satisfy federal, state and local taxes or provincial, domestic or foreign (including the Participant's FICA obligation), required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan or any Award hereunder.  The Committee may provide for Participants to satisfy withholding requirements by having the Company issuing a number of Shares net of amounts required to satisfy withholding requirements, the Company withholding and selling Shares, or the Participant making such other arrangements, including the sale of Shares, in either case on such conditions as the Committee specifies.

Participant acknowledges and agrees that the ultimate liability for all taxes legally payable by Participant is and remains Participant's responsibility and may exceed the amount actually withheld by the Company.  Participant further acknowledges that the Company (a) makes no representations or undertakings regarding the treatment of any taxes in connection with any aspect of this Plan; and (b) does not commit to and is under no obligation to structure the terms of this Plan to reduce or eliminate Participant's liability for taxes or achieve any particular tax result.  Further, if Participant has become subject to tax in more than one jurisdiction, Participant acknowledges that the Company may be required to withhold or account for taxes in more than one jurisdiction.

ARTICLE 18. SUCCESSORS

Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the businesses and/or assets of the Company or Affiliate, as applicable.

ARTICLE 19. GENERAL PROVISIONS

19.1 Forfeiture Events. Without limiting in any way the generality of the Committee's power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, failure to accept the terms of the Award Agreement, termination of employment under certain or all circumstances, violation of material Company and Affiliate policies, breach of noncompetition, confidentiality, non-solicitation, noninterference, corporate property protection or other agreements that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and Affiliates.

Except as expressly otherwise provided in this Plan or an Award Agreement, the termination and the expiry of the period within which an Award will vest and may be exercised by a Participant shall be based upon the last day of actual service by the Participant to the Company and specifically does not include any period of notice that the Company may be required to provide to the Participant under applicable employment law.

19.2 Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

19.3 Delivery of Title.. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable law or ruling of any governmental body that the Company determines to be necessary or advisable.

19.4 Investment Representations. The Committee may require each Participant receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

19.5 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis to the extent not prohibited by applicable law or the rules of any applicable stock exchange.

19.6 Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Participant, beneficiary, legal representative or any other person.  Awards shall be general unsecured obligations of the Company, except that if an Affiliate executes an Award Agreement instead of the Company the Award shall be a general unsecured obligation of the Affiliate and not any obligation of the Company.  To the extent that any individual acquires a right to receive payments from the Company or an Affiliate, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as applicable.  All payments to be made hereunder shall be paid from the general funds of the Company or Affiliate, as applicable, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.  The Plan is not intended to be subject to ERISA.

19.7 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award Agreement.  In such an instance, unless the Committee determines otherwise, fractional Shares and any rights thereto shall be forfeited or otherwise eliminated.

19.8 Other Compensation and Benefit Plans.. Nothing in this Plan shall be construed to limit the right of the Company or an Affiliate to establish other compensation or benefit plans, programs, policies or arrangements.  Except as may be otherwise specifically stated in any other benefit plan, policy, program or arrangement, no Award shall be treated as compensation for purposes of calculating a Participant's rights under any such other plan, policy, program or arrangement.

19.9 No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

19.10 Compliance with United States Securities Laws. All Awards and the issuance of Shares underlying such Awards issued pursuant to the Plan will be issued pursuant to the registration requirements of the United States Securities Act of 1933, as amended, or an exemption from such registration requirements.

ARTICLE 20. LEGAL CONSTRUCTION

20.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.2 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  The Company or an Affiliate shall receive the consideration required by law for the issuance of Awards under the Plan.

The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company or an Affiliate to be necessary for the lawful issuance and sale of any Shares hereunder, shall relieve the Company or Affiliate of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.4 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the Province of Ontario excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

20.5 Compliance with Section 409A of the Code.

(a) To the extent applicable, it is intended that this Plan and any Awards made hereunder shall not provide for the payment of "deferred compensation" within the meaning of Section 409A of the Code or shall be structured in a manner and have such terms and conditions that would not cause a Participant to be subject to taxes and interest pursuant to Section 409A of the Code.  This Plan and any Awards made hereunder shall be administrated and interpreted in a manner consistent with this intent, and any provision that would cause this Plan or any Award made hereunder to become subject to taxation under Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of Participants).

(b) Notwithstanding anything in this Plan or in any Award Agreement to the contrary, but subject to this Article 20.5(b) to the extent that any amount or benefit that would constitute "deferred compensation" for purposes of Section 409A of the Code would otherwise be payable or distributable under this Plan or any Award Agreement by reason of the occurrence of a Change of Control or the Participant's disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless (i) the circumstances giving rise to such Change of Control, disability or separation from service meet the description or definition of "change in control event," "disability," or "separation from service," as the case may be, in Section 409A of the Code and applicable proposed or final Treasury regulations thereunder, and (ii) the payment or distribution of such amount or benefit would otherwise comply with Section 409A of the Code and not subject the Participant to taxes and interest pursuant to Section 409A of the Code (which may require, if the Participant is a "specified employee" within the meaning of Section 409A of the Code, that the payment date shall not be earlier than the date that is six (6) months after the date of the Participant's separation from service).  This provision does not prohibit the vesting of any Award or the vesting of any right to eventual payment or distribution of any amount or benefit under this Plan or any Award Agreement.

(c) Notwithstanding anything in this Plan or in any Award Agreement to the contrary, but subject to Section 20.5(b) to the extent necessary to avoid the application of Section 409A of the Code, (i) the Committee may not amend an outstanding Option, SAR or similar Award to extend the time to exercise such Award beyond the later of the 15th day of the third month following the date at which, or December 31 of the calendar year in which, the Award would otherwise have expired if the Award had not been extended, based on the terms of the Award at the original grant date (the "Safe Harbor Extension Period"), provided that, in any event, Options and SARs granted to U.S. Participants may not be extended past the 10th anniversary of the original date of grant, and (ii) any purported extension of the exercise period of an outstanding Award beyond the Safe Harbor Extension Period shall be deemed to be an amendment to the last day of the Safe Harbor Extension Period and no later.

(d) The Committee shall use its reasonable discretion to determine the extent to which the provisions of Article 20.5 will apply to a Participant who is subject to taxation under the ITA.

APPENDIX "B"

SHAREHOLDER RIGHTS PLAN AGREEMENT

March 18, 2021

between

ENERGY FUELS INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

as Rights Agent

Borden Ladner Gervais LLP

Bay Adelaide Centre, East Tower

22 Adelaide Street West

Toronto, Ontario, Canada M5H 4E3

SHAREHOLDER RIGHTS PLAN AGREEMENT

SHAREHOLDER RIGHTS PLAN AGREEMENT

THIS AGREEMENT dated as of March 18, 2021.

B E T W E E N:

ENERGY FUELS INC.

a corporation existing under the laws of the Province of Ontario

(the "Corporation")

- and -

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

a limited liability trust company existing under the laws of the State of New York

(the "Rights Agent")

WHEREAS the Corporation and AST Trust Company (Canada) were parties to a shareholder rights plan agreement dated as of February 3, 2009, as amended and restated as of March 29, 2018 pursuant to which the Corporation adopted a shareholder rights plan (the "Original Rights Plan");

AND WHEREAS the Original Rights Plan expires as of the close of business on the date of the Corporation's annual meeting of shareholders in 2021;

AND WHEREAS the Corporation seeks to enter into a new shareholder rights plan with the Rights Agent (the "Rights Plan");

AND WHEREAS in implementing the Original Rights Plan, the Board of Directors of the Corporation previously: (a) authorized and declared a distribution of one (1) right ("Right") in respect of each Common Share (as hereinafter defined) outstanding as of 5:00 p.m. (Toronto time) on February 3, 2009  (the "Record Time") to each holder of record of Common Shares at the Record Time; and (b) authorized the issuance of one (1) Right (subject to adjustment as hereinafter provided) in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time (each as hereinafter defined);

AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

AND WHEREAS, the Rights Agent has agreed with the Corporation to act on behalf of the Corporation in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

NOW, THEREFORE, in consideration of the premises and respective agreements set forth herein, the parties hereby agree as follows:

ARTICLE 1
INTERPRETATION

1.1 Certain Definitions

In this Agreement, unless the context otherwise requires:

"Acquiring Person" means any Person who is the Beneficial Owner of 20% or more of the outstanding Common Shares; provided, however, that the term "Acquiring Person" shall not include:

(i) the Corporation or any Subsidiary of the Corporation;

(ii) an underwriter or member of a banking or selling group that acquires Common Shares from the Corporation in connection with a distribution by the Corporation to the public of securities;

(iii) any Person who becomes the Beneficial Owner of 20% or more of the outstanding Common Shares solely as a result of one or any combination of:

(A) a Common Share Reduction;

(B) a Permitted Bid Acquisition;

(C) an Exempt Acquisition;

(D) a Pro-Rata Acquisition; or

(E) a Convertible Security Acquisition,

in each such case, until such time thereafter as such Person shall become the Beneficial Owner (otherwise than pursuant to any one or more of a Common Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro-Rata Acquisition, or a Convertible Security Acquisition) of additional Common Shares constituting more than 1% of the Common Shares then outstanding, in which event such Person shall become an Acquiring Person as of the date and time of acquisition of such additional Common Shares;

(iv) for a period of 10 days after the Disqualification Date (as hereinafter defined), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Common Shares as a result of such Person becoming disqualified from relying on clause (iii) C of the definition of Beneficial Owner. In this definition, "Disqualification Date" means the first date of public announcement of facts indicating that such Person has or is making or has announced an intention to make a Take-over Bid alone or by acting jointly or in concert with any other Person (which shall, for the purposes of this definition, include, without limitation, a report filed pursuant to Section 102.1 or 102.2 of the Securities Act (Ontario), National Instrument 62-103, Section 13(d) of the U.S. Exchange Act or any other applicable securities laws, each as amended from time to time and any provision substituted therefor); or

(v) any Person (a "Grandfathered Person") who is the Beneficial Owner of 20% or more of the Common Shares determined as at the Record Time, provided, however, that this exception shall not, and shall cease to, apply if, after the Record Time the Grandfathered Person: (A) ceases to own 20% or more of the outstanding Common Shares; or (B) becomes the Beneficial Owner of more than 1% of the number of outstanding Common Shares then outstanding in addition to those Common Shares such Person already holds other than pursuant to a Common Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition, or a Convertible Security Acquisition or any combination thereof.

"Affiliate", when used to indicate a relationship with a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person and a body corporate shall be deemed to be an Affiliate of another body corporate if one of them is the Subsidiary of the other or if both are Subsidiaries of the same body corporate or if each of them is controlled by the same Person.

"Agreement" means this Rights Plan Agreement, as amended from time to time.

"Associate", when used to indicate a relationship with a specified Person, means (i) a spouse of such specified Person, (ii) any Person of either sex with whom such specified Person is living in a conjugal relationship outside marriage, or (iii) any relative of such specified Person or of a Person mentioned in clauses (i) or (ii) of this definition if that relative has the same residence as the specified Person.

A Person shall be deemed the "Beneficial Owner" and to have "Beneficial Ownership" of and to "Beneficially Own":

(i) any securities of which such Person or any of such Person's Affiliates or Associates is the owner at law or in equity;

(ii) any securities which are subject to a lock-up or similar agreement to tender or deposit them into any Take-over Bid made by such Person or made by any Affiliate or Associate of such Person or made by any other person acting jointly or in concert with such Person;

(iii) any securities of which such Person or any of such Person's Affiliates or Associates has the right to become the owner at law or in equity within 60 days (where such right is exercisable immediately or within a period of 60 days, whether or not upon the condition or occurrence of any contingency or the making of one or more payments) upon the exercise of any conversion right, exchange right, share purchase right (other than the Rights) or pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing, other than:

(A) customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities; and

(B) pledges of securities in the ordinary course of the pledgee's business; and

(iv) any securities that are Beneficially Owned within the meaning of clauses (i), (ii) or (iii) of this definition by any other Person with which such Person is acting jointly or in concert, provided that a Person shall not be deemed the "Beneficial Owner" of, or to have "Beneficial Ownership" of, or to "Beneficially Own", any security solely because:

(A) the holder of such security has agreed to deposit or tender such security to a Take-over Bid made by such Person or any of such Person's Affiliates or Associates or any other Person referred to in clause (iii) of this definition pursuant to a Permitted Lock-up Agreement;

(B) such security has been deposited or tendered pursuant to a Take-over Bid made by such Person or any of such Person's Affiliates or Associates or made by any other Person acting jointly or in concert with such Person until such deposited or tendered security has been taken up or paid for, whichever shall first occur;

(C) such Person, any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person holds such security where:

(i) the ordinary business of such Person (the "Portfolio Manager") includes the management or administration of investment funds or mutual funds for other Persons and such security is held by the Portfolio Manager in the ordinary course of such business in the performance of the Portfolio Manager's duties for the account of any other Person (a "Client") including non-discretionary accounts held on behalf of a Client by a broker or dealer or broker-dealer registered under applicable law;

(ii) such Person (the "Trust Company") is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each, an "Estate Account") or in relation to other accounts (each, an "Other Account") and holds such security in the ordinary course of and for the purposes of the activities of such Estate Accounts or for such Other Accounts;

(iii) such Person (the "Crown Agent") is established by statute for purposes that include, and the ordinary business or activity of such Person includes, the management of investment funds for employee benefit plans, pension plans, insurance plans, or various public bodies and the Crown Agent holds such security in the ordinary course of and for the purposes of its activities as such;

(iv) such Person (in this definition, a "Statutory Body") is established by statute for purposes that include the management of investment funds for employee benefit plans, pension plans and insurance plans (other than insurance plans administered by insurance companies) of various public bodies, if such security is held by the Statutory Body for the purposes of its activities as Statutory Body; or

(v) such Person (the "Plan Administrator") is the administrator or the trustee of one or more pension funds or plans registered under the laws of Canada or the United States of America or any province or state thereof (each, a "Plan") or is a Plan and such security is Beneficially Owned or held by the Person in the ordinary course of and for the purposes of its activities as such;

provided, however, that in any of the foregoing cases, the Portfolio Manager, the Trust Company, the Crown Agent, the Statutory Body, the Plan Administrator or the Plan, as the case may be, is not then making or has not then announced an intention to make a Take-over Bid, alone or by acting jointly or in concert with any other Person, other than an Offer to Acquire Common Shares or other securities pursuant to a distribution by the Corporation, a Permitted Bid or by means of ordinary market transactions (including pre-arranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market in respect of securities of the Corporation;

(D) such Person is a Client of the same Portfolio Manager as another Person on whose account the Portfolio Manager holds such security, or because such Person is an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security or because such Person is a Plan with the same Plan Administrator as another Plan on whose account the Plan Administrator holds such security;

(E) such Person is a Client of a Portfolio Manager and such security is owned at law or in equity by the Portfolio Manager or because such Person is an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company or such Person is a Plan and such security is owned at law or in equity by the Plan Administrator of such Plan; or

(F) such Person is the registered holder of securities as a result of carrying on the business, or acting as a nominee, of a securities depositary.

For purposes of this Agreement, the percentage of Common Shares Beneficially Owned by any Person at any time shall be and be deemed to be the product determined by the formula:

100    x    A
                B

where:  A = the number of votes for the election of all directors generally attached to the Common Shares Beneficially Owned by such Person at such time; and

 B =  the number of votes for the election of all directors generally attaching to all Common Shares actually outstanding.

Notwithstanding the foregoing, where any Person is deemed to Beneficially Own unissued Common Shares, such Common Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Common Shares Beneficially Owned by such Person, but unissued Common Shares which another Person may be deemed to Beneficially Own shall not be included in the denominator of the above formula.

"Board of Directors" means the board of directors for the time being of the Corporation or any duly constituted or empowered committee thereof.

"Business Day" means any day other than a Saturday, Sunday or, unless otherwise specified, a day on which U.S. chartered banks in the State of New York, USA, (or after the Separation Time, the principal office of the Rights Agent in Brooklyn, USA) are generally authorized or obligated by law to close.

"Canadian-U.S. Exchange Rate" means, on any date, the inverse of the U.S.-Canadian Exchange Rate.

"Canadian Dollar Equivalent" of any amount which is expressed in United States dollars means, on any date, the Canadian dollar equivalent of such amount determined by reference to the Canadian-U.S. Exchange Rate on such date.

"Close of Business" on any given date means 5:00 p.m. (Eastern time, unless otherwise specified), on such date provided, however, that if such date is not a Business Day, "Close of Business" on such date shall mean 5:00 p.m., (Eastern time, unless otherwise specified), on the next succeeding Business Day.

"Common Share Reduction" means an acquisition, redemption or cancellation by the Corporation of Common Shares which by reducing the number of Common Shares outstanding, increases the percentage of Common Shares Beneficially Owned by any Person to 20% or more of the Common Shares then outstanding.

"Common Shares" means the common shares which the Corporation is authorized to issue, as such shares may be subdivided, consolidated, reclassified or otherwise changed from time to time, and "common shares" when used with reference to any Person other than the Corporation means the class or classes of shares (or similar equity interests) with the greatest per share voting power entitled to vote generally in the election of all directors of such other Person or the equity securities or other equity interest having power (whether or not exercised) to control or direct the management of such other Person or, if such other Person is a Subsidiary of another Person, of the Person or Persons (other than an individual) which ultimately control such first mentioned other Person.

"Competing Permitted Bid" means a Take-over Bid that:

(i) is made after a Permitted Bid or Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid (in this definition, the "Prior Bid");

(ii) satisfies all components of the definition of a Permitted Bid other than the requirements set out in clauses (ii)(A), (B), and (D) of that definition; and

(iii) contains, and the taking up and payment for securities tendered or deposited thereunder are subject to, irrevocable and unqualified conditions that:

(A) no Common Shares shall be taken up or paid for pursuant to the Take-over Bid (x) prior to the Close of Business on a date that is not earlier than the last day of the minimum initial deposit period that such Take-over Bid must remain open for deposits of securities thereunder pursuant to NI 62-104 after the date of the Take-over Bid constituting the Competing Permitted Bid, and (y) then only if, at the time that such Common Shares are first taken up or paid for, more than 50% of the then outstanding Common Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(B) Common Shares may be deposited pursuant to such Take-over Bid, unless the Take-over Bid is withdrawn, at any time prior to the Close of Business on the date that the Prior Bid described in clause (A) above expires; and

(C) in the event that the requirement set forth in sub-clause (iii)(A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Common Shares for not less than 10 days from the date of such public announcement.

provided always that a Competing Permitted Bid will cease to be a Competing Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition and provided that, at such time, any acquisition of Common Shares made pursuant to such Competing Permitted Bid, including any acquisition of Common Shares theretofore made, will cease to be a Permitted Bid Acquisition.

"Controlled": a Person shall be deemed to be "controlled" by another Person or two or more Persons if:

(i) securities entitled to vote in the election of directors (including, for Persons other than corporations, the administrators, managers, trustees or other persons performing similar functions in respect of any such Person) carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or Persons; and

(ii) the votes carried by such securities are entitled, if exercised, to elect, appoint or designate a majority of the board of directors of such corporation or other Person;

and "controls", "controlling" and "under common control with" shall be interpreted accordingly.

"Convertible Securities" means at any time any securities issued by the Corporation from time to time (other than the Rights) carrying any exercise, conversion, or exchange right pursuant to which the holder thereof may acquire Common Shares or other securities which are convertible into or exercisable or exchangeable for Common Shares (whether such right is exercisable immediately or exercisable after a specified period and whether or not on condition or the happening of any contingency).

"Convertible Security Acquisition" means the acquisition of Common Shares upon the exercise of Convertible Securities received by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro-Rata Acquisition.

"Effective Date" is the date as defined in Section 5.17.

"Exempt Acquisition" means a Share acquisition: (i) in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of subsections 5.1(c), (d) or (e) hereof; (ii) pursuant to a regular dividend reinvestment or other plan of the Corporation made available by it to all holders of a class or series or Shares where such plan permits the holder to direct that dividends paid in respect of such Shares be applied to the purchase from the Corporation of further securities of the Corporation; (iii) pursuant to a distribution of Common Shares, or securities convertible into or exchangeable for Common Shares made by the Corporation pursuant to a prospectus or a securities exchange take-over bid or by way of a private placement, provided that the Person does not acquire a greater percentage of the securities offered in the distribution than the percentage of Common Shares Beneficially Owned by that Person immediately prior to the distribution, or (iv) pursuant to an amalgamation, merger or other statutory procedure requiring shareholder approval.

"Exercise Price" means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one (1) whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $10.00.

"Expansion Factor" has the meaning ascribed to such term in subsection 2.3(a) hereof.

"Expiration Time" means the earliest of: (i) the Termination Time; (ii) the Close of Business on the date of the Corporation's annual meeting of shareholders in 2024; and (iii) the time this Agreement becomes void pursuant to the provisions of Section 5.17.

"Fiduciary" means, when acting in that capacity, a trust company registered under the trust company legislation of Canada or any province thereof, a trust company organized under the laws of any state of the United States, a portfolio manager registered under the securities legislation of one or more provinces of Canada or an investment adviser registered under the United States Investment Advisers Act of 1940, as amended, or any other securities legislation of the United States or any state of the United States.

"Flip-in Event" means a transaction or event that results in a Person becoming an Acquiring Person.

"Independent Shareholders" means all holders of Common Shares other than (i) any Acquiring Person, (ii) any Offeror, (iii) any Affiliate or Associate of any Acquiring Person or Offeror, (iv) any Person acting jointly or in concert with any Person referred to in clauses (i), (ii) or (iii) above, and (v) any employee benefit plan, deferred profit sharing plan, stock participation plan or trust for the benefit of employees of the Corporation or a wholly-owned Subsidiary of the Corporation, unless the beneficiaries of such plan or trust direct the manner in which such Common Shares are to be voted or direct whether the Common Shares are to be tendered to a Take-over Bid, in which case the plan or trust shall be considered to be an Independent Shareholder.

"Market Price" per security of any securities on any date means the average of the daily closing prices on the Corporation's primary stock exchange per security of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date (or, if such date is not a Trading Day, on the immediately preceding Trading Day), each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on such date (or, if such date is not a Trading Day, on the immediately preceding Trading Day). The closing price per security of any securities on any date shall be:

(i) the closing board lot sale price on such date or, if such price is not available, the average of the closing bid and asked prices per security, as reported by the principal stock exchange or securities quotation system in Canada on which such securities are listed or admitted to trading (based on the volume of securities traded during the most recently completed financial year), or if for any reason neither of such prices is available on such day or the securities are not listed or admitted to trading on a stock exchange or securities quotation system in Canada, the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for such securities as reported by such other securities exchange on which such securities are listed or admitted for trading;

(ii) if, for any reason, none of such prices is available on such date or the securities are not listed or admitted to trading on a stock exchange or other securities exchange or securities quotation system in Canada or the United States, the last sale price, or in case no sale takes place on such date, the average of the high bid and low asked prices for such securities in the over-the-counter market, as quoted by any reporting system then in use (as selected by the Board of Directors); or

(iii) if the securities are not listed or admitted to trading as contemplated in clauses (i) or (ii) above, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors;

provided, however, that if on any such date the closing price per security cannot be determined in accordance with the foregoing, the closing price per security of such securities on such date shall mean the fair value per security of such securities on such date as determined by the Board of Directors, after consultation with an internationally recognized investment banking firm as to the fair value per security of such securities.  The Market Price shall be expressed in Canadian dollars and if initially determined in respect of any day forming part of the 20 consecutive Trading-Day Period in question in United States dollars, such amount shall be translated into Canadian dollars at the Canadian Dollar Equivalent thereof.

"NI 62-104" means National Instrument 62-104 - Take-Over Bids and Issuer Bids adopted by the Canadian securities regulatory authorities.

"Offer to Acquire" includes:

(i) an offer to purchase, or a solicitation of an offer to sell, Common Shares or Convertible Securities; and

(ii) an acceptance of an offer to sell Common Shares or Convertible Securities, whether or not such offer to sell has been solicited;

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

"Offeror" means a Person who is making or has announced a current intention to make a Take-over Bid (including a Permitted Bid or Competing Permitted Bid but excluding an ordinary market transaction (including a prearranged trade in the ordinary course of business) contemplated in clause (iii)(C) of the definition of Beneficial Owner) but only so long as the Take-over Bid so announced or made has not been withdrawn or terminated or has not expired.

"Permitted Bid" means a Take-over Bid which is made by means of a Take-over Bid circular and which also complies with the following additional provisions:

(i) the Take-over Bid is made to all holders of record of Common Shares, other than the Offeror;

(ii) the Take-over Bid shall contain, and the take-up and payment for securities tendered or deposited thereunder shall be subject to, irrevocable and unqualified conditions that:

(A) no Common Shares shall be taken up or paid for pursuant to the Take-over Bid (x) prior to the Close of Business (Eastern time) on a date which is not earlier than 105 days following the date of the Take-over Bid or such shorter minimum period as determined in accordance with section 2.28.2 or section 2.28.3 of NI 62-104 for which a Take-over Bid (that is not exempt from any of the requirements of Division 5 (Bid Mechanics) of NI 62-104) must remain open for deposit of securities thereunder; and (y) then only if, at the Close of Business on the date Common Shares are first taken up or paid for under the Take-over Bid, more than 50% of the then outstanding Common Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(B) Common Shares may be deposited pursuant to such Take-over Bid, unless such Take-over Bid is withdrawn, at any time prior to the Close of Business on the date Common Shares are first taken up or paid for under the Take-over Bid;

(C) any Common Shares deposited or tendered pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

(D) in the event that the requirement set forth in sub-clause (A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tender of Common Shares for not less than 10 days from the date of such public announcement;

provided always that a Permitted Bid will cease to be a Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition and any acquisitions of Common Shares made pursuant to such Permitted Bid, including any acquisition of Common Shares theretofore made, will cease to be a Permitted Bid Acquisition.

"Permitted Bid Acquisition" means a Share acquisition made pursuant to a Permitted Bid or Competing Permitted Bid.

"Permitted Lock-Up Agreement" means an agreement between a Person and one or more holders of Common Shares (each, a "Locked-up Person") (the terms of which are publicly disclosed and a copy of which is made available to the public, including the Corporation, not later than the date of the Lock-up Bid (as defined below) or, if the Lockup Bid has been made prior to the date on which such agreement is entered into, not later than the date of such agreement and if such date is not a Business Day, the next Business Day) pursuant to which each such Locked-up Person agrees to deposit or tender Common Shares to a Take-over Bid (the "Lock-up Bid") made or to be made by the Person, any of such Person's Affiliates or Associates or any other Person acting jointly or in concert with such Person, provided that:

(i) the agreement permits any Locked-up Person to terminate its obligation to deposit or tender to or not to withdraw Common Shares from the Lock-up Bid in order to tender or deposit the Common Shares to another Take-over Bid or support another transaction:

(A) where the price or value per Common Share offered under such other Take-over Bid or transaction is higher than the price or value per Common Share offered under the Lock-up Bid; or

(B) if:

(1) the price or value per Common Share offered under the other Take-over Bid or transaction exceeds by as much as or more than a specified amount (the "Specified Amount") the price or value per Common Share offered under the Lock-up Bid, provided that such Specified Amount is not greater than 7% of the price or value per Common Share offered under the Lock-up Bid; or

(2) the number of Common Shares to be purchased under the other Take-over Bid or transaction exceeds by as much as or more than a specified number (the "Specified Number") the number of Common Shares that the Offeror has offered to purchase under the Lock-up Bid at a price or value per Common Share that is not less than the price or value per Common Share offered under the Lock-up Bid, provided that the Specified Number is not greater than 7% of the number of Common Shares offered to be purchased under the Lockup Bid, and, for greater clarity, the agreement may contain a right of first refusal or require a period of delay to give such Person an opportunity to match a higher price in another Take-over Bid or transaction or other similar limitation on a Locked-up Person's right to withdraw Common Shares from the agreement, so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Common Shares during the period of the other Take-over Bid or transaction; and

(ii) no "break-up" fees, "top-up" fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

(A) the cash equivalent of 2.5% of the price or value of the consideration payable under the Lock-up Bid to a Locked-up Person; and

(B) 50% of the amount by which the price or value of the consideration payable under another Take-over Bid or transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid, shall be payable by a Locked-up Person pursuant to the agreement in the event a Locked-up Bid is not successfully concluded or if any Locked-up Person fails to deposit or tender Common Shares to the Lock-up Bid or withdraws Common Shares in order to accept the other Take-over Bid or support another transaction.

"Person" includes any individual, firm, partnership, association, trust, body corporate, joint venture, syndicate or other form of unincorporated organization, government and its agencies and instrumentalities or other entity or group (whether or not having legal personality) and any successor (by merger, statutory amalgamation or arrangement, or otherwise) thereof.

"Pro-Rata Acquisition" means the acquisition of Common Shares (i) as a result of a stock dividend, stock split or other event pursuant to which a Person receives or acquires Common Shares or securities convertible into or exchangeable for Common Shares on the same pro-rata basis as all other holders of Common Shares of the same class or series, or (ii) pursuant to a regular dividend reinvestment plan or other plan of the Corporation made available by the Corporation to the holders of Common Shares where such plan permits the holder to direct that the dividends paid in respect of such Common Shares be applied to the purchase from the Corporation of further securities of the Corporation, or (iii) pursuant to the receipt and/or exercise of rights (other than the Rights) issued by the Corporation on a pro-rata basis to all holders of a class or series of Common Shares to subscribe for or purchase Common Shares or securities convertible into or exchangeable for Common Shares provided that the Person does not acquire a greater percentage of the securities issuable on exercise of such rights than the percentage of Common Shares Beneficially Owned by that Person immediately prior to the commencement of the offering of the rights and that such rights are acquired directly from the Corporation and not from any other Person.

"Record Time" has the meaning ascribed to that term in the second recital hereto.

"Redemption Price" has the meaning ascribed to that term in subsection 5.1(b) hereof.

"Regular Periodic Cash Dividends" means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:

(i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year;

(ii) 300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and

(iii) 100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

"Rights" means the herein described rights to purchase securities pursuant to the terms and subject to the conditions set forth herein;

"Rights Agent" means American Stock Transfer & Trust Company, LLC, a limited liability trust company existing under the laws of the United States of America, and any successor Rights Agent appointed pursuant to the provisions hereof.

"Rights Certificate" has the meaning ascribed to that term in subsection 2.2(c) hereof.

"Rights Register" and "Rights Registrar" shall have the respective meanings ascribed thereto in subsection 2.6(a) hereof.

"Securities Act (Ontario)" means the Securities Act, R.S.O. 1990, c.S.5, as amended, and the regulations thereunder, unless otherwise specified, as the same exist on the date hereof.

"Separation Time" means the Close of Business (Toronto time) on the tenth Business Day after the earliest of:

(i) the Stock Acquisition Date;

(ii) the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid, as the case may be); and

(iii) the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such;

or such later date as may be determined by the Board of Directors in good faith, provided that: (x) if the foregoing results in a Separation Time being prior to the Record Time, the Separation Time shall (subject to any determination of the Board of Directors as aforesaid) be the Record Time, (y) if any such Take-over Bid expires, is cancelled, is terminated or is otherwise withdrawn prior to the Separation Time without securities deposited thereunder being taken up and paid for, then such Take-over Bid shall be deemed, for purposes of this definition never to have been made, and (z) if the Board of Directors determines, pursuant to Section 5.1, to waive the application of Section 3.1 to a Flip-In Event, then the Separation Time in respect of such Flip-In Event shall be deemed never to have occurred.

"Shares" means shares in the capital of the Corporation.

"Stock Acquisition Date" means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 102.1 or 102.2 of the Securities Act (Ontario), National Instrument 62-103, Section 13(d) of the U.S. Exchange Act or any other applicable securities laws, each as amended from time to time and any provision substituted therefor) by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person.

"Subsidiary":  A body corporate is a Subsidiary of another body corporate if:

(i) it is controlled by (A) that other, or (B) that other and one or more bodies corporate, each of which is controlled by that other, or (C) two or more bodies corporate, each of which is controlled by that other, or

(ii) it is a Subsidiary of a body corporate that is that other's Subsidiary.

"Take-over Bid" means an Offer to Acquire Common Shares or Convertible Securities (or both), where the securities subject to the Offer to Acquire, together with the Common Shares, if any, into which the securities subject to the Offer to Acquire are convertible and the Common Shares Beneficially Owned by the Offeror at the date of the Offer to Acquire constitute, in the aggregate, 20% or more of the then outstanding Common Shares.

"Termination Time" means the time at which the right to exercise Rights shall terminate pursuant to Section 5.1 hereof.

"Trading Day", when used with respect to any securities, means a day on which the principal securities exchange or securities quotation system in Canada or the United States on which such securities are listed or admitted to trading is open for the transaction of business, or if the securities are not listed or admitted to trading on any securities exchange or securities quotation system in Canada or the United States, a Business Day.

"U.S.-Canadian Exchange Rate" means, on any date:

(i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one (1) United States dollar into Canadian dollars, such rate; and

(ii) in any other case, the rate for such date for the conversion of one (1) United States dollar into Canadian dollars calculated in the manner which shall be determined by the Board of Directors from time to time.

"U.S. Exchange Act" means the United States Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"U.S. Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"U.S. Dollar Equivalent" of any amount which is expressed in Canadian dollars means, on any date, the United States dollar equivalent of such amount determined by reference to the U.S.-Canadian Exchange Rate on such date.

1.2 Holder

As used in this Agreement, unless the context otherwise requires, the term "holder" when used with reference to Rights, means the registered holder of such Rights or, prior to the Separation Time, the associated Common Shares.

1.3 Acting Jointly or in Concert

For purposes of this Agreement, it is a question of fact whether a Person is acting jointly or in concert with another Person but a Person shall be deemed to be acting jointly or in concert with every other Person who (i) is an Associate or Affiliate of such first mentioned Person; or (ii) who is a party to any agreement, commitment or understanding, whether formal or informal, with the first mentioned Person or any Associate or Affiliate thereof, to acquire Common Shares (other than customary agreements with and between underwriters and/or members of banking groups and/or selling group members with respect to a distribution of securities pursuant to a prospectus or by way of private placement and other than pursuant to pledges of securities in the ordinary course of business).

1.4 Application of Statutes, Regulations and Rules

Unless the context otherwise requires, any reference to a specific section, subsection, clause or rule of any act or regulation shall be deemed to refer to the same as it may be amended, reenacted or replaced or, if repealed and there shall be no replacement therefor, to the same as it is in effect on the date of this Agreement.

1.5 Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.6 Headings and References

The headings of the Articles and Sections of this Agreement and the Table of Contents are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement. All references to Articles, Sections and Exhibits are to articles and sections of and exhibits to, and forming part of, this Agreement. The words "hereto", "herein", "hereof", "hereunder", "this Agreement", "the Rights Agreement" and similar expressions refer to this Agreement including the Exhibits, as the same may be amended, modified or supplemented at any time or from time to time.

1.7 Singular, Plural, etc.

In this Agreement, where the context so admits, words importing the singular number include the plural and vice versa and words importing gender include the masculine, feminine and neuter genders.

1.8 Generally Accepted Accounting Principles

Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be the recommendations at the relevant time of the Canadian Institute of Chartered Accountants, or any successor institute, applicable on a consolidated basis (unless otherwise specifically provided herein to be applicable on an unconsolidated basis) or, to the extent adopted and permitted by applicable laws, generally accepted accounting principles in the United States, as at the date on which a calculation is made or required to be made in accordance with generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.

ARTICLE 2
THE RIGHTS

2.1 Issuance and Legend on Common Share Certificates

(a) One (1) right in respect of each Common Share outstanding at the Record Time and each Common Share that may be issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time shall be issued in accordance with the terms hereof.

(b) Certificates for Common Shares issued after the Record Time hereof but prior to the Separation Time (and whether upon the conversion of Convertible Securities or otherwise) shall evidence one (1) Right for each Common Share represented thereby and shall have impressed, printed, or written thereon or otherwise affixed thereto a legend in substantially the following form:

"Until the Separation Time (as such term is defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, made as of March 18, 2021 (the "Rights Agreement"), between Energy Fuels Inc. (the "Corporation") and American Stock Transfer & Trust Company, LLC, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file and may be inspected during normal business hours at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be amended or redeemed, may expire, may become void (if, in certain circumstances, they are "Beneficially Owned" by a "Person" who is or becomes an "Acquiring Person" or any Person acting jointly or in concert with an Acquiring Person or with an "Affiliate" or "Associate" of an "Acquiring Person", as such terms are defined in the Rights Agreement, or a transferee thereof), or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor."

Failure to legend any certificate representing Common Shares shall not affect the validity of this Agreement or the Rights issued hereunder.

Certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one (1) Right for each Common Share evidenced thereby notwithstanding the absence of a legend in substantially the foregoing form until the earlier of the Separation Time and the Expiration Time.

2.2 Initial Exercise Price; Exercise of Rights; Detachment of Rights

(a)         Subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price (or its U.S. Dollar Equivalent on the Business Day immediately preceding the date of exercise of the Right), one (1) Common Share.  Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

(b)          Until the Separation Time:

(i)          the Rights shall not be exercisable, and no Right may be exercised; and

(ii)        for administrative purposes, each Right shall be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate shall be deemed to represent a Rights Certificate) and shall be transferable only together with, and shall be transferred by a transfer of, such associated Common Share.

(c) From and after the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised and (ii) shall be registered and transferable independent of Common Shares.  Promptly following the Separation Time, the Corporation shall prepare and the Rights Agent shall mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person, any other Person whose Rights are or become void pursuant to the provisions of subsection 3.1(b) hereof and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights), at such holder's address as shown in the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

(i) a certificate (a "Rights Certificate") in substantially the form of Exhibit "A" hereto appropriately completed and registered in such holder's name, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

(ii) a disclosure statement describing the Rights.

(d) Rights may be exercised in whole at any time or in part from time to time on any Business Day (or other day that is not a bank holiday at the place of exercise) after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its office in Brooklyn, New York, USA or at any other office of the Rights Agent in the cities specified in the Rights Certificate or designated from time to time for that purpose by the Corporation after consultation with the Rights Agent:

(i) the Rights Certificate evidencing such Rights with an Election to Exercise (an "Election to Exercise") substantially in the form attached to the Rights Certificate, appropriately completed and duly executed by the holder or his executors or administrators or other personal representatives or his legal attorney duly appointed by instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

(ii) payment by certified check or money order payable to the order of the Rights Agent, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the issuance, transfer or delivery of Rights Certificates or the issuance, transfer or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(e) Upon receipt of a Rights Certificate accompanied by a duly completed and executed Election to Exercise which does not indicate that Rights evidenced by such Rights Certificate have become void pursuant to subsection 3.1(b) hereof and payment as set forth in subsection 2.2(d) above, the Rights Agent (unless otherwise instructed by the Corporation) shall thereupon promptly:

(i) requisition from a transfer agent of the Common Shares certificates for the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agents to comply with all such requisitions);

(ii) after receipt of such certificates referred to in Section 2.2(e)(i) above, deliver such certificates to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

(iii) when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

(iv) after receipt of such certificates, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder together with, where applicable, any cash payment in lieu of a fractional interest; and

(v) tender to the Corporation all payments received on exercise of the Rights.

(f) In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing (subject to the provisions of subsection 5.5(a) hereof) the Rights remaining unexercised  will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

(g) The Corporation covenants and agrees to:

(i) take all such action as may be necessary on its part and within its powers to ensure that all Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates evidencing such Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and be fully paid and non-assessable;

(ii) take all reasonable action as may be necessary on its part and within its power to comply with any applicable requirements of the Business Corporations Act (Ontario), the Securities Act (Ontario), the U.S. Securities Act and the U.S. Exchange Act, or comparable legislation of each of the provinces and territories of Canada and of the United States of America, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance and delivery of Rights Certificates and of any securities of the Corporation upon exercise of Rights;

(iii) use its reasonable efforts to cause all Shares of the Corporation issued upon exercise of Rights to be listed upon The Toronto Stock Exchange or such other stock exchange and/or securities quotation system on which the Common Shares are listed at that time;

(iv) pay when due and payable any and all Canadian federal, provincial transfer taxes (not including any taxes referable to the income or profit of the holder or exercising Person or any liability of the Corporation to withhold tax) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any Shares of the Corporation issued upon the exercise of Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for securities in a name other than that of the holder of the Rights being transferred or exercised;

(v) if necessary, cause to be reserved and kept available out of its authorized and unissued Common Shares the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding rights; and

(vi) after the Separation Time, except as permitted by Section 5.1 or Section 5.4, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3 Adjustments to Exercise Price, Number of Rights

Subject to Section 5.19, the Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

(a) If the Corporation shall at any time after the Record Time and prior to the Expiration Time:

(i) declare or pay a dividend on Common Shares payable in Common Shares (or other Shares or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other Shares) otherwise than pursuant to any optional share dividend program, dividend reinvestment plan or if the dividend payable is paid in Common Shares in lieu of a regular periodic cash dividend;

(ii) subdivide or change the outstanding Common Shares into a greater number of Common Shares;

(iii) consolidate or change the outstanding Common Shares into a smaller number of Common Shares; or

(iv) issue any Common Shares (or other Shares or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other Shares) in respect of, in lieu of, or in exchange for, existing Common Shares in a reclassification or redesignation of Common Shares, an amalgamation or a statutory arrangement, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted in the manner set forth below. If an event occurs which would require an adjustment under both this Section 2.3 and subsection 3.1(a), the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required under subsection 3.1(a). If the Exercise Price and number of Rights are to be adjusted:

(A) the Exercise Price in effect after such adjustment shall be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other Shares of capital) (the "Expansion Factor") that a holder of one (1) Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof (assuming the exercise of all such exchange or conversion rights, if any); and

(B) each Right held prior to such adjustment shall become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights shall be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the Shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other whole share or security exchangeable for or convertible into a whole Share of capital) shall have exactly one (1) Right associated with it.

If the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment shall be the securities that a holder of the securities purchasable upon exercise of one (1) Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof. To the extent that any such rights of purchase, exchange, conversion or acquisition are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights. If after the Record Time and prior to the Expiration Time the Corporation shall issue any shares of its authorized capital other than Common Shares in a transaction of a type described in the first sentence of this subsection 2.3(a), such shares shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect such treatment.

If the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in the preceding paragraph, each such Common Share so issued shall automatically have one (1) new Right associated with it, which Right shall be evidenced by the certificate representing such Share.

(b) If the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares of rights or warrants entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, in the case of a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price per share (including the price required to be paid to purchase such convertible or exchangeable security or right)) that is less than 90% of the Market Price per Common Share on such record date, the Exercise Price shall be adjusted. The Exercise Price in effect after such record date shall equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered (including the price required to be paid to purchase such convertible or exchangeable securities or rights)) would purchase at such Market Price and of which the denominator shall be the number of shares of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid in a form other than cash, the value of such non-cash consideration shall be as determined by the Board of Directors. To the extent that any such rights or warrants are not so issued or, if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights or warrants, as the case may be. For purposes of this Agreement, the granting of the right to purchase Common Shares (whether previously unissued, treasury shares or otherwise) pursuant to any optional dividend reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends payable on securities of the Corporation and/or employee stock option, stock purchase or other employee benefit plan (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Corporation; provided, however, that, in the case of any dividend reinvestment plan, the right to purchase Common Shares is at a price per share of not less than 90% of the then current market price per share (determined as provided in such plan) of the Common Shares.

(c) If the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares of evidences of indebtedness or assets (other than a Regular Periodic Cash Dividend or a dividend paid in Common Shares) or rights or warrants (excluding those referred to in subsection 2.3(a) or 2.3(b)), the Exercise Price shall be adjusted. The Exercise Price in effect after such record date shall, subject to adjustment as provided in the penultimate sentence of subsection 2.3(b), equal the Exercise Price in effect immediately prior to such record date less the fair market value (as determined by the Board of Directors) of the portion of the assets, evidences of indebtedness, rights or warrants so to be distributed applicable to the securities purchasable upon exercise of one (1) Right.  Such adjustment shall be made successively/whenever such a record date is fixed.

(d) Each adjustment made pursuant to this Section 2.3 shall be made as of:

(i) the payment or effective date for the applicable dividend, subdivision, change, consolidation or issuance in the case of an adjustment made pursuant to subsection 2.3(a) above; and

(ii) the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to subsections 2.3(b) or (c) above, subject to readjustment to reverse same is such distribution shall not be made.

(e) Subject to the prior consent of the holders of Common Shares or Rights obtained in accordance with the provisions of subsection 5.4(b) or (c), as applicable, if the Corporation shall at any time after the Record Time and prior to the Expiration Time issue any Shares (other than Common Shares), or rights or warrants to subscribe for or purchase any such Shares, or securities convertible into or exchangeable for any such Shares, in a transaction referred to in clause (a)(i) or (a)(iv) above and if the Board of Directors determines that the adjustments contemplated by subsections 2.3(a), (b) and (d) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding such clauses, such adjustments (rather than the adjustments contemplated by subsections 2.3(a), (b) and (d) above) shall be made and the Corporation and the Rights Agent shall amend or supplement this Agreement as appropriate to provide for such adjustments.

(f) Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Exercise Price; provided, however, that any adjustments which by reason of this subsection 2.3(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Each adjustment made pursuant to this Section 2.3 shall be calculated to the nearest cent or to the nearest one one-hundredth of a Common Share or Right, as the case may be.

(g) If as a result of an adjustment made pursuant to Section 3.1, the holder of any Right thereafter exercised shall become entitled to receive any securities other than Common Shares, thereafter the number of such other securities so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Shares contained in the provisions of this Section 2.3 and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other securities.

(h) All Rights originally issued by the Corporation subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(i) Unless the Corporation shall have exercised its election as provided in subsection 2.3(a)(i), upon each adjustment of an Exercise Price as a result of the calculations made in subsections 2.3(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares (calculated to the nearest one one-hundredth) obtained by:

(A) multiplying (A) the number of Common Shares covered by a Right immediately prior to this adjustment, by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and

(B) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(j) The Corporation may elect on or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record immediately prior to such adjustment of the number of Rights shall become the number of Rights (calculated to the nearest one one-hundredth) obtained by dividing the Exercise Price in effect immediately prior to the adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any date thereafter, but, if the Rights Certificates have been issued, shall be at least 10 calendar days after the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this subsection 2.3(j), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date, Rights Certificates evidencing the additional Rights to which such holder shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution or replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the adjusted Exercise Price and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(k) Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

(l) If, as a result of an adjustment made pursuant to Section 3.1, the holder of any Right thereafter exercised shall become entitled to receive any securities other than Common Shares, thereafter the number of such other securities so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as may be practicable to the provisions with respect to the Common Shares contained in the foregoing subsections of this Section 2.3 and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other securities.

(m) In any case in which this Section 2.3 shall require that any adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Common Shares or other securities upon the occurrence of the event requiring such adjustment.

(n) Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that, in their judgment, the Board of Directors determines advisable in order that any (i) subdivision or consolidation of the Common Shares, (ii) issuance wholly for cash of any Common Shares at less than the applicable Market Price, (iii) issuance wholly for cash of any Common Shares or securities that by their terms are exchangeable for or convertible into or give a right to acquire Common Shares, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 2.3, hereafter made by the Corporation to holders of its Common Shares, and subject to applicable taxation laws, shall not be taxable to such shareholders.

(o) After the Separation Time, the Corporation will not, except as permitted by the provisions hereof, take (or permit any Subsidiary of the Corporation to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon the exercise of Rights is made pursuant to this Section 2.3, the Corporation shall promptly:

(i) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment;

(ii) file with the Rights Agent and with each transfer agent for the Common Shares, a copy of such certificate; and

(iii) cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4 Date on Which Exercise is Effective

Each Person in whose name any certificate for Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly submitted (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such exercise is a date upon which the relevant Share transfer books of the Corporation are closed, such Person shall be deemed to have become the recorded holder of such Shares on, and such certificate shall be dated, the next succeeding Business Day on which the said Share transfer books of the Corporation are open.

2.5 Execution, Authentication, Delivery and Dating of Rights Certificates

(a)         The Rights Certificates shall be executed on behalf of the Corporation by any two of its Chairman, President, Chief Executive Officer, Chief Financial Officer or Corporate Secretary. The signature of any of these officers on the Rights Certificates may be manual or facsimile.

(b) Rights Certificates bearing the manual or facsimile signatures of individuals who were at the relevant time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any one of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

(c) Promptly after the Corporation learns of the Separation Time, the Corporation shall notify the Rights Agent of such Separation Time and shall deliver disclosure statements and Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Corporation) and deliver such disclosure statements and Rights Certificates to the holders of the Rights pursuant to subsection 2.2(c) hereof.  No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent in the manner described above.

(d) Each Rights Certificate shall be dated the date of countersignature thereof.

2.6 Registration, Registration of Transfer and Exchange

(a) From and after the Separation Time, the Corporation shall cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration and transfer of Rights. The Rights Agent is hereby appointed registrar (the "Rights Registrar") for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. If the Rights Agent shall cease to be the Rights Registrar, the Rights Agent shall have the right to examine the Rights Register at all reasonable times.

(b) After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of subsection 2.6(c) below, the Corporation shall execute, and the Rights Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

(c) All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(d) Every Rights Certificate surrendered for registration of transfer or exchange shall have the form of assignment thereon duly completed and endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of its Rights Agent) connected therewith.

(e) The Corporation shall not be required to register the transfer or exchange of any Rights after the Rights have been terminated pursuant to the provisions of this Agreement.

2.7 Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute, and the Rights Agent shall countersign and deliver, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b) If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and their respective agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon the Corporation's request, the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c) As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

(d) Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8 Persons Deemed Owners

Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever.

2.9 Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10 Agreement of Rights Holders

Every holder of Rights by accepting the same consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

(a) such holder is otherwise bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof in respect of all Rights held;

(b) prior to the Separation Time, each Right shall be transferable only together with, and shall be transferred by a transfer of, the associated Share;

(c) after the Separation Time, the Rights Certificates shall be transferable only on the Rights Register as provided herein;

(d) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

(e) such holder has waived all rights to receive any fractional Right or fractional Share upon exercise of a Right;

(f) this Agreement may be supplemented or amended from time to time pursuant to subsection 5.4(a) or the last sentence of the penultimate paragraph of subsection 2.3(a) hereof upon the sole authority of the Board of Directors without the approval of any holder of Rights; and

(g) notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

ARTICLE 3
ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1 Flip-in Event

(a) Subject to the provisions of Section 2.2 and subsections 5.1(c), (d) and (e) hereof and except as provided below, if prior to the Expiration Time a Flip-in Event shall occur, each Right shall thereafter constitute, effective at the Close of Business on the tenth Business Day after the relevant Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares of the Corporation having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in the event that, after such date of consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 hereof shall have occurred with respect to such Common Shares).

(b) Notwithstanding anything in this Agreement to the contrary, upon the occurrence of a Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date by:

(i) an Acquiring Person (or any Person acting jointly or in concert with an Acquiring Person or with an Affiliate or Associate of an Acquiring Person); or

(ii) a direct or indirect transferee of, or other successor in title to, such Rights (a "Transferee"), who becomes a Transferee concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person, in a transfer, whether or not for consideration, that the Board of Directors has determined is part of a plan, understanding or scheme of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding the provisions of this subsection 3.1(b) applicable in the circumstances contemplated in clause (i) hereof;

shall thereupon become and be null and void and any holder of such Rights (including any Transferee) shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent, or any Co-Rights Agent, upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this subsection 3.1(b) and such rights shall be null and void.

(c) Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either clauses (i) or (ii) of subsection 3.1(b) hereof or transferred to any nominee of any such Person, and any Rights Certificate issued upon the transfer, exchange or replacement of any other Rights Certificate referred to in this sentence shall contain the following legend:

"The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) or was acting jointly or in concert with any of them. This Rights Certificate and the Rights represented hereby shall become void in the circumstances specified in subsection 3.1(b) of the Rights Agreement.", provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not an Acquiring Person or an Affiliate or Associate thereof or acting jointly or in concert with any of them. The issuance of a Rights Certificate without the legend referred to in this subsection shall be of no effect on the provisions of this subsection.

ARTICLE 4
THE RIGHTS AGENT

4.1 General

(a) The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint one or more co-rights agents (each, a "Co-Rights Agent") as it may deem necessary or desirable after consultation with the Rights Agent. In such event, the respective duties of the Rights Agent and any Co-Rights Agent shall be as the Corporation may determine with the written approval of the Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent, its officers, directors, employees and agents for, and to hold them harmless against, any loss, liability, cost, claim, action, damage, suit or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, its officers, directors, employees or agents, for anything done or omitted by them in connection with the acceptance and performance of this Agreement, including legal costs and expenses, which right to indemnification shall survive the termination of this Agreement or the resignation or removal of the Rights Agent. In the event of any disagreement arising regarding the terms of this Agreement the Rights Agent shall be entitled, at its option, to refuse to comply with any and all demands whatsoever until the dispute is settled either by written agreement amongst the parties to this Agreement or by a court of competent jurisdiction.

(b) The Rights Agent shall be protected from, and shall incur no liability for or in respect of, any action taken, suffered or omitted by it in connection with its performance of this Agreement in reliance upon any certificate for Shares, Rights or for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, opinion, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c) The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon written request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

4.2 Merger or Amalgamation or Change of Name of Rights Agent

(a) Any body corporate into which the Rights Agent or any successor Rights Agent may be merged or amalgamated with or into, or any body corporate succeeding to the security holder services business of the Rights Agent or any successor Rights Agent shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such body corporate would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof.

(b) In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(c) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3 Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action or refraining from taking any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by an individual believed by the Rights Agent to be the Chief Executive Officer, Chief Financial Officer or Secretary of the Corporation and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, omitted or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to subsection 3.1(b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 hereof describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Shares to be issued pursuant to this Agreement or any Rights or as to whether any Shares shall, when issued, be duly and validly authorized, executed, issued and delivered and be fully paid and non-assessable.

(f) The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized to rely upon and directed to accept written instructions with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be the Chief Executive Officer, Chief Financial Officer or Secretary of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken, omitted or suffered by it in good faith in accordance with instructions of any such individual.

(h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4 Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days' notice (or such lesser notice as is acceptable to the Corporation) in writing delivered or mailed to the Corporation and to each transfer agent of Shares by first class mail, and mailed or delivered to the holders of the Rights in accordance with Section 5.9 hereof. The Corporation may remove the Rights Agent upon 60 days' notice in writing, mailed or delivered to the Rights Agent and to each transfer agent of the Shares by first class mail, and mailed to the holders of the Rights in accordance with Section 5.9 hereof. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation shall appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Corporation), then the Rights Agent or the holder of any Rights may apply, at the Corporation's expense, to any court of competent jurisdiction for the appointment of a new Rights Agent. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent upon receipt of all fees and expenses outstanding to the predecessor Rights Agent by the Corporation shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Shares, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE 5
MISCELLANEOUS

5.1 Redemption and Waiver

The Corporation shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.1 made by the Board of Directors acting in good faith under this Section 5.1. In addition,

(a) The Board of Directors, at any time prior to the special meeting of shareholders of the Corporation to be held on or around March 19, 2009, may terminate this Agreement by passing a resolution.

(b) With the prior consent of the holders of Common Shares or Rights obtained in accordance with subsection 5.4(b) or (c), as applicable, the Board of Directors, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, may elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment to the Exercise Price provided for in Section 2.3 hereof if an event analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the "Redemption Price").

(c) With the prior consent of the holders of Common Shares obtained in accordance with subsection 5.4(b), the Board of Directors may, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Common Shares otherwise than pursuant to a Take-over Bid made by means of a Take-over Bid circular to all holders of record of Common Shares and otherwise than in the circumstances set forth in subsection 5.1(e), waive the application of Section 3.1 to such Flip-in Event. In such event, the Board of Directors shall extend the Separation Time to a date at least 10 Business Days subsequent to the meeting of shareholders called to approve such waiver.

(d) Prior to the occurrence of a Flip-in Event, as to which the application of Section 3.1 has not been waived pursuant to this paragraph, upon written notice to the Rights Agent, the Board of Directors may waive the application of Section 3.1 to such Flip-in Event but only if such Flip-in Event occurs as a result of a Take-over Bid made by way of a Take-over Bid circular sent to all holders of record of Common Shares; provided, however, that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event, the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid which is made by means of a Take-over Bid circular to all holders of record of Common Shares (i) prior to the granting of such a waiver, or (ii) thereafter and prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this subsection 5.1(d).

(e) The Board of Directors may waive the application of Section 3.1 to a Flip-in Event provided that the following conditions are satisfied:

(i)  the Board of Directors has determined that the Acquiring Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person; and

(ii) such Acquiring Person has reduced its Beneficial Ownership of Common Shares such that at the time of the waiver pursuant to this subsection 5.1(e), it is no longer an Acquiring Person.

(f) Upon consummation of any Permitted Bid, Competing Permitted Bid or Exempt Acquisition by a Person, the Board of Directors of the Corporation shall, notwithstanding the provisions of subsection 5.1(b) hereof, immediately upon such acquisition and without further formality be deemed to have elected to redeem the Rights at the Redemption Price.

(g) If the Board of Directors elects to or is deemed to have elected to redeem the Rights and, in circumstances where subsection 5.1(b) is applicable, the requisite consent is given by the holders of Common Shares or Rights, as applicable, (i) the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price, and (ii) no further Rights shall thereafter be issued.

(h) Within 10 Business Days of the Board of Directors electing or having been deemed to have elected to redeem the Rights or, if subsection 5.1(c), is applicable, within 10 Business Days after the requisite consent being given by the holders of Common Shares or Rights, as applicable, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears upon the Rights Register of the Rights Agent, or, prior to the Separation Time, on the share register maintained by the Corporation's transfer agent. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

(i) Where a Take-over Bid that is not a Permitted Bid or Competing Permitted Bid expires, is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all of the outstanding Rights at the Redemption Price.

(j) Upon the rights being redeemed pursuant to subsection 5.1(i), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement, the Separation Time shall be deemed not to have occurred and Rights shall remain attached to the Outstanding Common Shares, subject to and in accordance with the provisions of this Agreement.

5.2 Expiration

No Person shall have any rights pursuant to this Agreement or any Right after the Expiration Time, except as provided in Section 4.1 hereof.

5.3 Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of Shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4 Supplements and Amendments

(a) The Corporation may make, without the approval of the holders of Rights or Common Shares, any supplements or amendments to this Agreement: (i) specifically contemplated in subsections 2.10(f) or any other provision hereof, (ii) to correct any clerical or typographical error, or (iii) which are required to maintain the validity and effectiveness of the Agreement as a result of any change in any applicable laws, rules or regulatory requirements. The Corporation may, prior to the date of any shareholders meeting referred to in Section 5.17, supplement, amend, vary or delete any of the provisions of this Agreement without the approval of any holder of Rights or Common Shares (except where such action would materially adversely affect the interests of the holders of Rights generally), where the Board of Directors deems (in good faith) such action necessary or desirable. Notwithstanding anything in this Section 5.4 to the contrary, no amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment, and the consent of the holders of Common Shares must be obtained in accordance with subsection 5.4(b) to supplement, amend, vary or delete any of the provisions of this Agreement where such action would materially adversely affect the interests of the holders of Rights generally.

(b) Subject to subsection 5.4(a), the Corporation, with the prior consent of the holders of Common Shares obtained as set forth below, at any time before the Separation Time, may redeem Rights pursuant to subsection 5.1(b), waive a Flip-in Event pursuant to subsection 5.1(c) or otherwise amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Common Shares at a special meeting called and held in compliance with applicable laws, rules and regulatory requirements and the requirements in the articles and by-laws of the Corporation. Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed amendment, variation or rescission is approved by the affirmative vote of a majority of the votes cast by all Independent Shareholders represented in person or by proxy at the special meeting.

(c) The Corporation, with the prior consent of the holders of Rights obtained as set forth below, at any time after the Separation Time and before the Expiration Time, may redeem Rights pursuant to subsection 5.1(b) or otherwise amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Rights at a special meeting of holders of Rights called and held in compliance with applicable laws, rules and regulatory requirements and, to the extent possible, with the requirements in the articles and by-laws of the Corporation applicable to meetings of holders of Common Shares, applied mutatis mutandis. Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed amendment, variation or rescission is approved by the affirmative vote of a majority of the votes cast by holders of Rights (other than holders of Rights whose Rights have become null and void pursuant to subsection 3.1(b)), represented in person or by proxy at the special meeting.

(d) Any amendments, supplements or restatements made by the Corporation to this Agreement pursuant to subsection 5.4(a) which are required to maintain the validity and effectiveness of this Agreement as a result of any change in any applicable laws, rules or regulatory requirements shall:

(i) if made before the Separation Time, be submitted to the holders of Common Shares at the next meeting of shareholders and the shareholders may, by the majority referred to in subsection 5.4(b), confirm or reject such amendment, supplement or restatement;

(ii) if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called in accordance with the provisions of subsection 5.4(c) hereof and the holders of Rights may, by a majority referred to in subsection 5.4(c), confirm or reject such amendment, supplement or restatement.

(e) The Corporation shall be required to provide the Rights Agent with notice in writing of any such amendment, rescission or variation to this Agreement as referred to in this Section 5.4 within five days or effecting such amendment, rescission or variation.

Any such amendment, supplement or restatement shall be effective from the date of the resolution of the Board of Directors adopting such amendment (unless the Board of Directors stipulates that such amendment is to become effective at a later date), until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment, supplement or restatement is rejected by the shareholders of the Corporation or the holders of Rights or is not submitted to the shareholders of the Corporation or holders of Rights as required, then such amendment, supplement or restatement shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or if such a meeting of the holders of Rights is not called within a period of 90 days of the making of any such agreement, at the end of such period, and no subsequent resolution of Board of Directors to amend, supplement or restate this Agreement to substantially the same effect shall be effective until confirmed by the shareholders of the Corporation or holders of Rights as the case may be.

5.5 Fractional Rights and Fractional Common Shares

(a) The Corporation shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of issuing fractional Rights, the Corporation shall pay to the registered holders of the Right Certificates, at the time such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Market Price of one (1) whole Right that the fraction of a Right that would otherwise be issuable is of one (1) whole Right. The Rights Agent shall have no obligation to make any payments in lieu of fractional Rights unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with subsection 2.2(e).

(b) The Corporation shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one (1) Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of a whole Common Share. The Rights Agent shall have no obligation to make any payments in lieu of fractional Common Shares unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with subsection 2.2(e).

5.6 Rights of Action

Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights, and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

5.7 Holder of Rights Not Deemed a Shareholder

No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 5.8 hereof), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised in accordance with the provisions hereof.

5.8 Notice of Proposed Actions

(a) If after the Separation Time and prior to the Expiration Time:

(i)       there shall occur an adjustment in the Rights attaching to the Rights pursuant to Section 3.1 as a result of the occurrence of a Flip-in Event; or

(ii)      the Corporation proposes to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation's assets;

then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.9, a notice of such event or proposed action, which shall specify the date on which such change to the Rights, liquidation, dissolution or winding up occurred or is to take place, and such notice shall be so given within 10 Business Days after the occurrence of a change to the Rights and not less than 20 Business Days prior to the date of taking such proposed action by the Corporation.

5.9 Notices

Any notice, demand or other communication required or permitted to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation or by the Corporation or by the holder of any Rights to or on the Rights Agent shall be in writing and shall be well and sufficiently given or made if:

(i) delivered in person during normal business hours on a Business Day and left with the receptionist or other responsible employee at the relevant address set forth below; or

(ii) except during any general interruption of postal services due to strike, lockout or other cause, sent by first-class mail; or

(iii) sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing as aforesaid;

if to the Corporation, addressed to it at:

Energy Fuels Inc.
225 Union Blvd., Suite 600

Lakewood, Colorado

USA 80228-1826

Attention: David Frydenlund

Phone: (303) 389-4130

and if to the Rights Agent, addressed to it at:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue

Brooklyn, New York

USA 11219

Attention: Felix Orihuela

Phone: +1 (718) 921-8380

Notices, demands or other communications required or permitted to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be in writing and shall be well and sufficiently given or made if delivered personally to such holder or delivered or mailed by first class mail to the address of such holder as it appears on the Rights Register maintained by the Rights Registrar, or, prior to the Separation Time, in the register of Shareholders maintained by the transfer agent for the Common Shares.

Any notice so given or made shall be deemed to have been given and to have been received on the day of delivery, if so delivered; on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout, or other cause) following the mailing thereof, if so mailed; and on the day of telegraphing, telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

If mail service is or is threatened to be interrupted at a time when the Corporation or the Rights Agent wishes to give a notice or demand hereunder to or on the holders of the Rights, the Corporation or the Rights Agent may, notwithstanding the foregoing provisions of this Section 5.9, give such notice by means, of publication once in each of two successive weeks in the business section of the Financial Post and, if the Corporation has a transfer agent in the United States, in a daily publication in the United States, in a daily publication in the United States designated by the Corporation and notice so published shall be deemed to have been given on the date on which the first publication of such notice in any such publication has taken place.

5.10 Costs of Enforcement

The Corporation agrees that if the Corporation fails to fulfill any of its obligations pursuant to this Agreement, then the Corporation shall reimburse the holder of any Rights for the costs and expenses (including reasonable legal fees) incurred by such holder and actions to enforce his rights pursuant to any Rights or this Agreement.

5.11 Successors

All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and permitted assigns hereunder.

5.12 Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.13 Governing Law

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

5.14 Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.15 Severability

If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.16 Determinations and Actions by the Board of Directors

All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith, shall not subject the Board of Directors to any liability to the holders of the Rights.

5.17 Effective Date

This Agreement is effective as of May 26, 2021; provided that unless confirmed by ordinary resolution passed by a majority of the votes cast by Independent Shareholders present in person or voting by proxy and who vote in respect of confirmation of this Agreement at a meeting of shareholders of the Corporation to be held not later than the date that is six months from the date hereof, this Agreement shall be of no further force or effect and all Rights issued hereunder shall be void from the first to occur of (i) the termination of such meeting, and (ii) the Close of Business (Eastern time) on the date that is six months from the date hereof.

5.18 Approval of Holders of Rights

If, after the Separation Time, the approval of holders of Rights is required in respect of a supplement or amendment to this Agreement made pursuant to Section 5.4 hereof, the Board of Directors shall, within 35 days after the implementation of any such supplement or amendment, call, and thereafter hold a special meeting of the holders of Rights to consider, and if thought fit, to pass a resolution approving the supplement or amendment, and such supplement or amendment shall be deemed to have been approved if such resolution receives the affirmative vote of a majority of the votes cast by holders of Rights represented at the meeting in person or by proxy excluding any Rights which are then void pursuant to the provisions of subsection 3.1(b) hereof. In respect of any such meeting required to be held:

(a) the Board of Directors shall fix a date for the meeting, which date shall be as soon as practicable after the implementation of any supplement or amendment requiring approval, but not more than 110 days thereafter;

(b) the Board of Directors of the Corporation shall fix a record date for determining the holders of Rights entitled to receive notice of such meeting in a manner analogous to the procedures set out in National Instrument 54-101 of the Canadian Securities Administrators (as such policy may be amended or replaced from time to time, and as required in order to conform to the requirements of any applicable securities legislation or policy) and the rules of any stock exchange on which the Common Shares are then listed, and the articles and by-laws of the Corporation, as may be amended or replaced from time to time; and

(c) each Right shall be entitled to one (1) vote at such meeting and, in all other respects, the rules applicable to meetings of shareholders set forth in the articles and bylaws of the Corporation shall apply in respect of such meeting of holders of Rights, mutatis mutandis.

5.19 Declaration as to Non-Canadian and Non-United States Holders

If, upon the advice of outside counsel, any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside of Canada and the United States of America, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure that such compliance, including without limitation establishing procedures for the issuance to a Canadian resident Fiduciary of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the Fiduciary or to the Fiduciary and the Corporation, as the Corporation may determine, absolute discretion with respect thereto) and the sale thereof and remittance of the proceeds of such sale, if any, to the Persons entitled thereto. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada and any province or territory thereof and the United States of America and any state thereof in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.20 Regulatory Approvals

Any obligation of the Corporation or action or event contemplated by this Agreement, or any amendment or supplement to this Agreement, shall be subject to receipt of any requisite approval or consent from any governmental or regulatory authority having jurisdiction, including the NYSE American and Toronto Stock Exchange, while any securities of the Corporation are listed and posted for trading thereon and for a period of three (3) months thereafter.

5.21 Time of the Essence

Time shall be of the essence in this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ENERGY FUELS INC.
By: /s/ Mark S. Chalmers Name: Mark S. Chalmers Title: President and Chief Executive Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LCC
By: /s/ Michael A. Nespoli Name: Michael A. Nespoli Title: Executive Director

EXHIBIT "A"

[Form of Rights Certificate]

Certificate No.	Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY PERSON ACTING JOINTLY OR IN CONCERT WITH AN ACQUIRING PERSON OR WITH AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BECOME VOID WITHOUT FURTHER ACTION.

RIGHTS CERTIFICATE

This certifies that _________________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entities the registered holder thereof, subject to the terms, provisions and conditions of a Shareholder Rights Plan Agreement made as of March 18, 2021 (the "Rights Agreement") between ENERGY FUELS INC., a corporation existing under the laws of the Province of Ontario (the "Corporation"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent, to purchase from the Corporation at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one (1) fully paid Common Share in the capital of the Corporation (a "Common Share") (subject to adjustment as provided in the Rights Agreement) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with a duly completed and executed Form of Election to Exercise at the principal office of the Rights Agent at its principal office in Brooklyn, New York USA or with approval of the Rights Agent, at any other office of the Rights Agent in the cities designated from time to time by the Corporation. The Exercise Price shall initially be $10.00 per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

This Rights Certificate is subject to all the terms, provisions and conditions of the Rights Agreement which terms, provisions and conditions are hereby incorporated herein by this reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the registered office of the Corporation and are available upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any office of the Rights Agent or any Co-Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates so surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provision of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Corporation at a redemption price of $0.00001 per Right, subject to adjustment in certain events.

No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby nor will Rights Certificates be issued for less than one (1) whole Right. In lieu thereof, a cash payment will be made as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Corporation and its corporate seal.

Date:

ATTEST:
ENERGY FUELS INC.

By:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificates.)

FOR VALUE RECEIVED
hereby sells, assigns and transfers

Unto

(Please print name and address transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby
irrevocably constitute and appoint	Attorney, to transfer
the within Rights Certificate on the books of the within-named Corporation, with full power of substitution.

Dated:

Signature Guaranteed
Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

(Signature must be guaranteed by a Canadian Schedule I chartered bank, or a financial institution that is a member of a recognized Medallion Signature Guarantee Program.

 (To be completed if true)
CERTIFICATION

The undersigned hereby represents and certifies, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have not been, Beneficially Owned by an Acquiring Person or any Person acting jointly or in concert with any Acquiring Person or with any Affiliate or Associate thereof (all as defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth above is not completed in connection with a purported assignment, the Beneficial Owner of the Rights evidenced by this Rights Certificate will be deemed to be an Acquiring Person or a Person acting jointly or in concert with such Acquiring Person or an Affiliate or Associate of such Acquiring Person (all as defined in the Rights Agreement) and accordingly the Rights evidenced by this Rights Certificate will be null and void.

[To be attached to each Rights Certificate]

FORM OF ELECTION TO EXERCISE

(To be executed if holder desires to
exercise the Rights Certificate.)

TO:

The undersigned hereby irrevocably elects to exercise ______________________ whole Rights represented by the attached Rights Certificate to purchase the Shares issuable upon the exercise of such Rights and requests that certificates for such Shares be issued in the name of:

Address:

Social Insurance, Social Security or Other Taxpayer Identification Number:

If such number of Rights shall not be all the whole Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such whole Rights shall be registered in the name of and delivered to:

Address:

Social Insurance, Social Security or Other Taxpayer Identification Number:
Dated:

Signature Guaranteed:
Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature must be guaranteed by a Canadian Schedule I chartered bank, or a financial institution that is a member of a recognized Medallion Signature Guarantee Program.

(To be completed if true)

CERTIFICATION

The undersigned hereby represents, for the benefit of all holders of Rights and Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or any Person acting jointly or in concert with any Acquiring Person or with any Affiliate or Associate thereof (all as defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth above is not completed in connection with a purported exercise, the Beneficial Owner of the Rights evidenced by this Rights Certificate will be deemed to be an Acquiring Person or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person (all as defined in the Rights Agreement) and accordingly will deem the Rights evidenced by this Rights Certificate will be null and void and not transferable or reversible.

APPENDIX "C"

AMENDED AND RESTATED

BY-LAW NO. 3

A by-law relating generally to the transaction of the business and affairs of ENERGY FUELS INC.

CONTENTS

Section 1	-	Interpretation
Section 2	-	Business of the Corporation
Section 3	-	Borrowing and Securities
Section 4	-	Directors
Section 5	-	Delegation
Section 6	-	Officers
Section 7	-	Protection of Directors, Officers and Others
Section 8	-	Shares
Section 9	-	Dividends and Rights
Section 10	-	Meetings of Shareholders
Section 10-A	-	Nominations of Directors
Section 11	-	Notices
Section 12	-	Effective Date

BE IT ENACTED as a by-law of the Corporation as follows:

SECTION 1
INTERPRETATION

1.1 Definitions - In the by-laws of the Corporation, unless the context otherwise requires, capitalized terms used but not defined in this By-Law shall have the meanings attributed to them in the Act, except that:

"Act" means the Business Corporations Act (Ontario), and any statute that may be substituted therefor, as amended, restated or in effect from time to time;

"appoint" includes "elect" and vice-versa;

"articles" means the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement, articles of dissolution or articles of revival and includes any amendments thereto;

"Board" means the board of directors of the Corporation;

"by-laws" means this by-law and all other by-laws of the Corporation from time to time in force and effect;

"Corporation" means Energy Fuels Inc.;

"meeting of shareholders" includes an annual meeting of shareholders or a special meeting of shareholders; "special meeting of shareholders" includes a meeting of any class or classes of shareholders and a special meeting of all shareholders entitled to vote at an annual meeting of shareholders;

"non-business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada) and any statute that may be substituted therefor, as amended, restated or in effect from time to time;

"recorded address" means:

1. (a) in the case of a shareholder, that person's address as recorded in the securities register;

2. (b) in the case of joint shareholders, the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one; and

3. (c) in the case of a director, officer, auditor or member of a committee of the Board, that individual's latest address as recorded in the records of the Corporation;

"Regulations" means the regulations made under the Act, as amended, restated or in effect from time to time; and

"signing officer" means, in relation to any instrument, any person authorized to sign the instrument on behalf of the Corporation by Section 2.2 or by a resolution passed pursuant thereto;

1.2 Interpretation - Words in the singular include the plural and vice-versa, words in one gender include all genders, and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations.

SECTION 2
BUSINESS OF THE CORPORATION

2.1 Corporate Seal - The Corporation may have one or more different corporate seals which may be adopted or changed from time to time by the Board, on which the name of the Corporation appears in the language or one or more of the languages set out in the articles.

2.2 Execution of Instruments - Deeds, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by any one of the directors or officers.  In addition, the Board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed. Any signing officer may affix the corporate seal (if any) to any instrument. Any signing officer may certify a copy of any instrument, resolution, by-law or other document of the Corporation to be a true copy thereof.

2.3 Execution in Counterpart - Any articles, notice, resolution, requisition, statement or other document required or permitted to be executed in several documents of like form each of which is executed by all persons required or permitted, as the case may be, to do so, shall be deemed to constitute one document and to bear date as of the date of execution thereof by the last person.

2.4 Banking Arrangements - The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the Board.  Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the Board may from time to time prescribe or authorize.

2.5 Voting Rights in Other Bodies Corporate - The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation.  Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights.  In addition, the Board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

2.6 Withholding Information from Shareholders - Subject to the Act, no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which, in the opinion of the Board, it would be inexpedient in the interests of the shareholders or the Corporation to communicate to the public.  The Board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right of inspecting any account, record or document of the Corporation except as conferred by the Act or authorized by the Board or by resolution passed at a meeting of shareholders.

SECTION 3
BORROWING AND SECURITIES

3.1 Borrowing Power - Without limiting the borrowing powers of the Corporation as provided by the Act, but subject to the articles, the Board may from time to time on behalf of the Corporation, without authorization of the shareholders:

(a) borrow money on the credit of the Corporation;

(b) issue, reissue, sell, pledge or hypothecate bonds, debentures, notes or other evidence of indebtedness of the Corporation, whether secured or unsecured;

(c) give a guarantee on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person; and

(d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation including book debts, rights, powers, franchises and undertakings, to secure any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness, liability or obligation of the Corporation.

(e) Nothing in this Section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.2 Delegation - The Board may, from time to time, delegate to a committee of the Board or to a director or an officer of the Corporation as may be designated by the Board all or any of the powers conferred on the Board by Section 3.1 or by the Act to such extent and in such manner as the Board shall determine at the time of each such delegation.

SECTION 4
DIRECTORS

4.1 Number of directors and Quorum - Subject to the articles, the Board shall consist of the number of directors specified in the articles, except that if the articles provide for a minimum and maximum number of directors, the board shall consist of the number of directors determined from time to time by a special resolution of the shareholders (or, if the directors are empowered by a special resolution to determine the number, by a resolution of the Board) within such minimum and maximum.  Subject to Section 4.18, a majority of the number of directors so specified or determined shall constitute a quorum at any meeting of the Board.

4.2 Qualification - No person shall be qualified for election as a director:

(a) if the person is less than 18 years of age;

(b) if the person has been found under the Substitute Decisions Act, 1992 (Ontario) or under the Mental Health Act (Ontario) to be incapable of managing property or who has been found to be incapable by a court in Canada or elsewhere;

(c) if the person is not an individual; or

(d) if the person has the status of a bankrupt.

(e) Subject to the articles, a director need not be a shareholder.  Subject to the Act, at least 25% of the directors must be resident Canadians.  If the Corporation has less than four directors, at least one director must be a resident Canadian.

4.3 Election and Term - The election of directors shall take place at the first meeting of shareholders and at each annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election.  The election shall be by resolution.  If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

4.4 Removal of directors - Subject to the Act, the shareholders may by ordinary resolution passed at an annual or special meeting remove any director from office and the vacancy created by such removal may be filled at the same meeting failing which it may be filled by the Board.

4.5 Vacation of Office - A director ceases to hold office when such director: (a) dies or, subject to the Act, resigns; (b) is removed from office by the shareholders in accordance with the Act; or (c) ceases to be qualified for election as a director in accordance with the Act.  A resignation of a director becomes effective at the time a written resignation is sent or delivered to the Corporation or the time specified in such resignation, whichever is later.

4.6 Vacancies - Subject to the Act and the articles, a quorum of the Board may fill a vacancy in the Board, except a vacancy resulting from:

(a) an increase in the number of directors, unless the directors are authorized to determine the number of directors and the appointment of an additional director would not result in a total number of directors greater than one and one-third times the number of directors required to have been elected at the last annual meeting of shareholders;

(b) an increase in the maximum number of directors; or

(c) a failure of the shareholders to elect the number of directors required to be elected at any meeting of shareholders.

(d) In the absence of a quorum of the Board, or if the vacancy has arisen from a failure of the shareholders to elect the number of directors required to be elected at any meeting of shareholders, the Board shall forthwith call a special meeting of shareholders to fill the vacancy.  If the Board fails to call such meeting or if there are no directors then in office, any shareholder may call the meeting.

4.7 Action by the Board - The Board shall manage, or supervise the management of, the business and affairs of the Corporation.  Subject to Section 4.8, the powers of the Board may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the Board.  Where there is a vacancy in the Board, the remaining directors may exercise all the powers of the Board so long as a quorum remains in office.  Where the Corporation has only one director, that director may constitute a meeting.

4.8 Meeting by Communications Facilities - If all the directors of the Corporation consent, a meeting of the Board or of a committee of the Board may be held by means of such telephone, electronic or other communications facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and a director participating in such a meeting by such means is deemed to be present at the meeting.  Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the Board and committees of the Board.  If a majority of directors participating in a meeting held under this Section are then in Canada, the meeting shall be deemed to be held in Canada.

4.9 Place of Meetings - Meetings of the Board may be held at any place within or outside Ontario.  In any financial year of the Corporation, a majority of the meetings of the Board need not be held in Canada.

4.10 Calling of Meetings - Meetings of the Board shall be held from time to time at such time and at such place as the Board, the chair of the Board, the chief executive officer, the president, a vice-president who is a director or any two directors may determine.

4.11 Notice of Meeting - Notice of the time and place of each meeting of the Board shall be given in the manner provided in Section 11.1 to each director not less than 48 hours before the time when the meeting is to be held.  A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business to be specified.  A director may in any manner waive notice of a meeting of the Board, and attendance of a director at a meeting constitutes a waiver of notice, except where the director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

4.12 First Meeting of New Board - Provided a quorum of directors is present, each newly elected Board may without notice hold its first meeting immediately following the meeting of shareholders at which such Board is elected.

4.13 Adjourned Meeting - Notice of an adjourned meeting of the Board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.14 Regular Meetings - The Board may appoint a day or days in any month or months for regular meetings of the Board at a place and hour to be named.  A copy of any resolution of the Board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

4.15 Meetings Without Notice.  A meeting of the Board may be held at any time and place permitted by the Act or the articles or the by-laws without notice or on shorter notice than that provided for in this by-law, and proceedings at such meeting shall not be invalidated if all the directors are present in person (except where a director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called) or if not so present have received notice, or before or after the meeting or the time prescribed for the notice of such meeting, in writing waive notice of or accept short notice of such meeting.

4.16 Chair - The chair of any meeting of the Board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting: chair of the Board, chief executive officer, president, or a vice-president.  If no such officer is present, the directors present shall choose one of their number to be chair.

4.17 Votes to Govern - At all meetings of the Board every question shall be decided by a majority of the votes cast on the question of those directors entitled to vote.  In case of an equality of votes the chair of the meeting shall not be entitled to a second or casting vote.

4.18 Conflict of Interest - A director or officer who:

(a) is a party to; or

(b) is a director or an officer of, or has a material interest in, any person who is a party to;

(c) a material contract or transaction or proposed material contract or transaction with the Corporation shall disclose the nature and extent of such director's or officer's interest at the time and in the manner provided by the Act.  Any such contract or transaction or proposed material contract or transaction shall be referred to the Board or shareholders for approval in accordance with the Act even if such contract or proposed material contract or transaction is one that in the ordinary course of the Corporation's business would not require approval by the Board or shareholders, and a director interested in a contract or transaction so referred to the Board shall not attend any part of a meeting of the Board during which the contract or transaction is discussed and shall not vote on any resolution to approve such contract or transaction except as provided by the Act.

4.19 Remuneration and Expenses - Subject to the articles, the directors shall be paid such remuneration for their services as the Board may from time to time determine.  The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the Board or any committee thereof.  Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor in that capacity.

SECTION 5
DELEGATION

5.1 Committee of directors - The Board may appoint a committee of directors and delegate to such committee any of the powers of the Board except those which, under the Act, a committee of directors has no authority to exercise.

5.2 Transaction of Business - The powers of a committee of directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee.  Meetings of such committee may be held at any place within or outside Ontario.

5.3 Procedure - Unless otherwise determined by the Board, each committee shall have the power to fix its quorum at not less than a majority of its members, to elect its chair and to regulate its procedure.

SECTION 6
OFFICERS

6.1 Appointment - Subject to the articles, the Board may from time to time appoint a chief executive officer, president, chief financial officer, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary, a treasurer and such other officers as the Board may determine, including one or more assistants to any of the officers so appointed.  The Board may specify the duties of and, in accordance with this by-law and subject to the Act, the articles, delegate to such officers powers to manage the business and affairs of the Corporation.  Subject to Section 6.2, an officer may but need not be a director and one person may hold more than one office.

6.2 Chair of the Board - The Board may from time to time also appoint a chair of the Board who shall be a director.  If appointed, the Board may assign to the chair any of the powers and duties that are by any provision of this by-law assigned to the chief executive officer; and the chair shall, subject to the Act, have such other powers and duties as the Board may specify.  During the absence or disability of the chair of the Board, the chair's duties shall be performed, and the chair's powers exercised, by the chief executive officer.

6.3 Chief Executive Officer - If appointed, the chief executive officer, subject to the authority of the Board, shall be responsible for implementing the strategic plans and policies of the Corporation as established by the Board; and the chief executive officer shall have such other powers and duties as the Board may specify.  During the absence or disability of the chair, or if no chair has been appointed, the chief executive officer shall have the powers and duties of that office.

6.4 President - If appointed, the president shall have general supervision of the business of the Corporation and shall have such other powers and duties as the Board may specify.  During the absence or disability of the chief executive officer, or if no chief executive officer has been appointed, the president shall also have the powers and duties of that office.

6.5 Chief Financial Officer - If appointed, the chief financial officer shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; the chief financial officer shall render to the Board whenever required an account of all transactions as chief financial officer and of the financial position of the Corporation; and shall have such other powers and duties as the Board or the chief executive officer may specify.

6.6 Vice-President - If appointed, a vice-president shall have such powers and duties as the Board or the chief executive officer may specify.

6.7 Secretary - If appointed, the secretary shall attend and be the secretary of all meetings of the Board, shareholders and committees of the Board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; the secretary shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, auditors and members of committees of the Board; the secretary shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and the secretary shall have such other powers and duties as the Board or the chief executive officer may specify.

6.8 Treasurer - If appointed, the treasurer shall have such powers and duties as the Board or the chief financial officer may specify.  During the absence or disability of the chief financial officer, or if no chief financial officer has been appointed, the treasurer shall have the powers and duties of that office.

6.9 Powers and Duties of Other Officers - The powers and duties of all other officers shall be such as the terms of their engagement call for or as the Board or the chief executive officer may specify.  Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant unless the Board or the chief executive officer otherwise directs.

6.10 Variation of Powers and Duties - The Board may from time to time and subject to the Act, vary, add to or limit the powers and duties of any officer.

6.11 Term of Office - The Board, in its discretion, may remove any officer of the Corporation, without prejudice to such officer's rights under any employment contract.  Otherwise, each officer appointed by the Board shall hold office until such officer's successor is appointed, or until such officer's earlier resignation.

6.12 Terms of Employment and Remuneration - The terms of employment and the remuneration of officers appointed by the Board shall be settled by it from time to time.

6.13 Conflict of Interest - An officer who:

(a) is a party to; or

(b) is a director or an officer of, or has a material interest in, any person who is a party to;

(c) a material contract or transaction or proposed material contract or transaction with the Corporation shall disclose the nature and extent of such officer's interest at the time and in the manner provided by the Act.

6.14 Agents and Attorneys - The Board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

6.15 Fidelity Bonds - The Board may require such officers, employees and agents of the Corporation as the Board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the Board may from time to time determine.

SECTION 7
PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.1 Limitation of Liability - No director or officer shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or on which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on such individual's part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of such individual's office or in relation thereto; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and the Regulations or from liability for any breach thereof.

7.2 Indemnity - Subject to the Act, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or another individual who acts or acted at the Corporation's request as a director or officer, or an individual acting in a similar capacity, of another entity, and such person's heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity, if:

(a) the individual acted honestly and in good faith with a view to the best interests of the Corporation or, as the case may be, to the best interest of the other entity for which the individual acted as a director or officer or in a similar capacity at the Corporation's request; and

(b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the person had reasonable grounds for believing that the individual's conduct was lawful.

7.3 Insurance - Subject to the Act, the Corporation may purchase and maintain such insurance for the benefit of its directors and officers as such, as the Board may from time to time determine.

SECTION 8
SHARES

8.1 Allotment - Subject to the Act and the articles, the Board may from time to time allot or grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the Board shall determine, provided that no share shall be issued until it is fully paid as provided by the Act.

8.2 Commissions - The Board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of such person purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.3 Registration of Transfer - Subject to the Act, no transfer of shares shall be registered in a securities register except on presentation of the certificate representing such shares with an endorsement which complies with the Act, together with such reasonable assurance or evidence of signature, identification and authority to transfer as the Board may from time to time prescribe, on payment of all applicable taxes and any fees prescribed by the Board, on compliance with such restrictions on transfer as are authorized by the articles and on satisfaction of any lien referred to in Section 8.5.

8.4 Transfer Agents and Registrars - The Board may from time to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers and one or more branch transfer agents to maintain branch registers of transfers, but one person may be appointed both registrar and transfer agent.  The Board may at any time terminate any such appointment.

8.5 Lien for Indebtedness - If the articles provide that the Corporation shall have a lien on shares registered in the name of a shareholder indebted to the Corporation, such lien may be enforced, subject to any other provision of the articles, by the sale of the shares thereby affected or by any other action, suit, remedy or proceeding authorized or permitted by law or by equity and, pending such enforcement, the Corporation may refuse to register a transfer of the whole or any part of such shares.

8.6 Non-recognition of Trusts - Subject to the Act, the Corporation may treat the person in whose name a share is registered in the securities register as the person exclusively entitled to vote, to receive notices, to receive any dividend or other payments in respect of the share and otherwise to exercise all the rights and powers of an owner.

8.7 Security Certificates - A security issued by the Corporation may be represented by a security certificate or may be an uncertificated security.  Unless otherwise provided in the articles, the Board may by resolution provide that any or all classes and series of shares or other securities of the Corporation shall be uncertificated securities, provided that such resolution shall not apply to securities represented by a certificate until such certificate is surrendered to the Corporation.  Subject to the Act, security certificates shall be in such form as the Board shall from time to time approve.  Any security certificate shall be signed in accordance with Section 2.2 and need not be under the corporate seal; provided that, unless the Board otherwise determines, certificates representing securities in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar.  The signature of one of the signing officers or, in the case of security certificates which are not valid unless countersigned by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers, may be printed or mechanically reproduced in facsimile on security certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding on the Corporation.  A security certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

8.8 Replacement of Security Certificates - The Board or any officer or agent designated by the Board may in its or such person's discretion direct the issue of a new security certificate in lieu of and on cancellation of a security certificate that has been mutilated or in substitution for a security certificate claimed to have been lost, destroyed or wrongfully taken on payment of such fee, not exceeding the amount prescribed by the Regulations, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

8.9 Joint Security Holders - If two or more persons are registered as joint holders of any security, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them.  Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such security.

8.10 Deceased Security Holders - In the event of the death of a holder, or of one of the joint holders, of any security, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except on production of all such documents as may be required by law and on compliance with the reasonable requirements of the Corporation and its transfer agents.

SECTION 9
DIVIDENDS AND RIGHTS

9.1 Dividends - Subject to the Act, the Board may from time to time declare dividends payable to the shareholders according to their respective rights and interests in the Corporation.  Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

9.2 Payment of Dividends- Any dividend payable in money to shareholders shall be paid by cheque or by electronic means or by such other method as the Board may determine.  The payment shall be made to or to the order of each registered holder of shares in respect of which the payment is to be made.  Cheques shall be sent to the registered holder's recorded address unless the holder otherwise directs.  In the case of joint holders, the payment shall be made to the order of all of such joint holders and, if applicable, sent to them at their recorded address, unless such joint holders otherwise direct.  The sending of the cheque or the sending of the payment by electronic means or the sending of the payment by a method determined by the Board in an amount equal to the dividend to be paid less any tax that the Corporation is required to withhold shall satisfy and discharge the liability for the payment, unless the payment is not made upon presentation, if applicable.

9.3 Non-Receipt of Payment - In the event of non-receipt of any payment as contemplated by Section 9.2 by the person to whom it is sent, the Corporation may issue re-payment to such person for a like amount.  The Board may determine, whether generally or in any particular case, the terms on which any re-payment may be made, including terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title.

9.4 Record Date for Dividends and Rights - The Board may fix in advance a date, preceding by not more than 50 days, the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, provided that notice of any such record date shall be given, not less than 7 days before such record date.  Where no record date is fixed so, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the Board.

9.5 Unclaimed Dividends - Any dividend that remains unclaimed after the expiry of the applicable limitation period shall be forfeited and shall revert to the Corporation.

SECTION 10
MEETINGS OF SHAREHOLDERS

10.1 Annual Meetings - The annual meeting of shareholders shall be held at such time in each year and, subject to Section 10.3, at such place as the Board, may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.

10.2 Special Meetings - The Board, the chair of the Board, the chief executive officer, or the president shall have the power to call a special meeting of shareholders at any time.

10.3 Place of Meetings - Subject to the articles, meetings of shareholders shall be held at the registered office of the Corporation or, if the Board shall so determine, at some other place in Ontario or outside Ontario, including but not limited to the Corporation's corporate offices located in the United States.  A meeting of shareholders held under Section 10.4 is deemed to be held at the place where the registered office is located, unless the meeting is simultaneously being held in person and under Section 10.4, in which case the meeting will be deemed to be held at the in-person location.

10.4 Participation by Electronic Means - If the Corporation chooses to make available a telephonic or electronic facility that permits all participants to communicate adequately with each other during a meeting of shareholders, any shareholder entitled to attend such meeting may participate in the meeting by means of such telephonic or electronic communication facility.  A shareholder, who through such means votes at the meeting or establishes a communications link to the meeting is deemed to be present at the meeting.  Notwithstanding any other provision of this by-law, any person participating in a meeting of shareholders pursuant to this Section who is entitled to vote at that meeting may vote, in accordance with the Act and the Regulations, by means of any telephonic, electronic or other communication facility that the Corporation has made available for that purpose.

10.5 Notice of Meetings - Notice of the time and place of each meeting of shareholders shall be given in the manner provided in Section 11.1 not less than 10 nor more than 50 days before the date of the meeting, or within such other period as may be provided by the Act or prescribed by the Regulations to each director, to the auditor and to each shareholder who at the close of business on the record date for notice, is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting.  Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements and auditors report, election of directors and reappointment of the incumbent auditors shall state the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgment thereon and shall state the text of any special resolution to be submitted to the meeting.

10.6 List of Shareholders Entitled to Notice - For every meeting of shareholders, the Corporation shall prepare within the time specified by the Act a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder.  If a record date for notice is fixed pursuant to Section 10.7, the shareholders listed shall be those registered at the close of business on such record date.  If no record date for notice is so fixed, the shareholders listed shall be those registered (a) at the close of business on the day immediately preceding the day on which notice of the meeting is given, or (b) on the day on which the meeting is held where no such notice is given. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the central securities register is maintained and at the meeting for which the list was prepared.

10.7 Record Date for Notice  The Board may fix in advance a date, preceding the date of any meeting of shareholders by not less than 30 days and not more than 60 days, as a record date for the determination of the shareholders entitled to notice of the meeting, and notice of any such record date shall be given not less than 7 days before such record date by newspaper advertisement and written notice in the manner provided by the Act.  If no record date for notice is so fixed, the record date for the determination of the shareholders entitled to notice of the meeting shall be (a) at the close of business on the day immediately preceding the day on which notice of the meeting is given, or (b) on the day on which the meeting is held where no such notice is given.

10.8 Meetings without Notice - A meeting of shareholders may be held at any time and place permitted by the Act without notice or on shorter notice than that provided for herein, and proceedings thereat shall not be invalidated (a) if all the shareholders entitled to vote thereat are present in person or represented by proxy (other than as expressly to object that the meeting is not lawfully called) or if those not present in person or represented by proxy waive notice before or after the meeting or the time prescribed for the notice thereof, in writing of such meeting being held, and (b) if the auditors and the directors are present or if those not present, waive notice of or otherwise consent to such meeting being held.  At such a meeting any business may be transacted which the Corporation at a meeting of shareholders may transact.  If the meeting is held at a place outside Ontario, shareholders not present in person or represented by proxy, but who have waived notice of such meeting, shall also be deemed to have consented to the meeting being held at such place.

10.9 Chair, Secretary and Scrutineers - The chair of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting: chair of the Board (if requested by the chief executive officer, or in the absence of the chief executive officer and president), chief executive officer, president, or a vice-president who is a director.  If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chair.  If the secretary of the Corporation is absent, the chair shall appoint some person, who need not be a shareholder, to act as secretary of the meeting.  If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chair with the consent of the meeting.

10.10 Persons Entitled to be Present - The only persons entitled to attend a meeting of shareholders shall be those entitled to vote thereat, the directors and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under the Act or the articles or by-laws to be present at the meeting.  Any other person may be admitted only on the invitation of the chair of the meeting or with the consent of the meeting.

10.11 Quorum - Subject to the Act, a quorum for the transaction of business at any meeting of shareholders shall be two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed representative or proxyholder for an absent shareholder so entitled.  If a quorum is present at the opening of any meeting of shareholders, the shareholders present in person or represented by proxy may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting.  If a quorum is not present at the opening of any meeting of shareholders, the shareholders present in person or represented by proxy may adjourn the meeting to a fixed time and place but may not transact any other business.

10.12 Right to Vote - Subject to the Act as to authorized representatives of any other body corporate or association, at any meeting of shareholders for which the Corporation must prepare a list referred to in Section 10.6, every person who is named in such list shall be entitled to vote the shares shown opposite such person's name.

10.13 Proxies - Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or such shareholder's attorney and shall conform with the Act.  Every such shareholder which is a body corporate or association may by resolution of its directors or governing body authorize an individual who need not be a shareholder to represent it at a meeting of shareholders and such individual may exercise on the shareholder's behalf all the powers it could exercise if it were an individual shareholder. The authority of such an individual shall be established by depositing with the Corporation a certified copy of such resolution, or in such other manner as may be satisfactory to the secretary of the Corporation or the chair of the meeting.

10.14 Time for Deposit of Proxies - The Board may specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting by not more than 48 hours exclusive of non-business days, before which time proxies to be used at such meeting must be deposited.  A proxy shall be acted on only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the secretary of the Corporation or by the chair of the meeting or any adjournment thereof prior to the time of voting.

10.15 Joint Shareholders - If two or more persons hold shares jointly, one of them present in person or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented by proxy and vote, they shall vote as one on the shares jointly held by them.

10.16 Votes to Govern - At any meeting of shareholders every question shall, unless otherwise required by the articles or by-laws or by law, be determined by a majority of the votes cast on the question.  In case of an equality of votes either on a show of hands or on a ballot or on results of electronic voting, the chair of the meeting shall not be entitled to a second or casting vote.

10.17 Show of Hands - Subject to the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided.  On a show of hands every person who is present and entitled to vote shall have one vote.  Whenever a vote by show of hands shall have been taken on a question, unless a ballot thereon is so required or demanded, a declaration by the chair of the meeting that the vote on the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the question, and the result of the vote so taken shall be the decision of the shareholders on the question.

10.18 Ballots - On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, the chair may require a ballot of any person present or any shareholder or proxyholder entitled to vote on such question at the meeting may demand a ballot.  A ballot so demanded shall be taken in such manner as the chair shall direct.  A demand for a ballot may be withdrawn at any time prior to the taking of the ballot.  If a ballot is taken each person present shall be entitled, in respect of the shares which such person is entitled to vote at the meeting on the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareholders on the question.

10.19 Adjournment - If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of less than 30 days it is not necessary to give notice of the adjourned meeting other than by announcement at the time of an adjournment.  If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more but not more than 90 days, notice of the adjourned meeting shall be given as for an original meeting but the management of the Corporation shall not be required to send a form of proxy in the form provided by the Act to each shareholder who is entitled to receive notice of the meeting.

10.20 Resolution in Writing - A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of the shareholders unless a written statement with respect to the subject matter of the resolution is submitted by a director or the auditors in accordance with the Act.

10.21 Only One Shareholder - Where the Corporation has only one shareholder or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.

SECTION 10-A

NOMINATIONS OF DIRECTORS

10A.1 Subject only to the Act and the articles, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors. Such nominations may be made in the following manner:

(a) by or at the direction of the Board, including pursuant to a notice of meeting;

(b) by or at the direction or request of one or more shareholders of the Corporation pursuant to a proposal made in accordance with the provisions of the Act, or a requisition of meeting of the shareholders of the Corporation made in accordance with the provisions of the Act; or

(c) by any person (a "Nominating Shareholder"): (i) who, at the close of business on the date of the giving of the notice provided below in this Section 10A and on the record date for notice of such meeting, is entered in the securities register of the Corporation as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and (ii) who complies with the notice procedures set forth in this Section 10A.

10A.2 In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation at the principal corporate office of the Corporation.

10A.3 To be timely, a Nominating Shareholder's notice to the Secretary of the Corporation must be made:

(a) in the case of an annual meeting of shareholders, not less than 35 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement (the "Notice Date") of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date;

(b) in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made; and

(c) In no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder's notice as described above.

10A.4 To be in proper written form, a Nominating Shareholder's notice to the Secretary of the Corporation must set forth:

(a) as to each person whom the Nominating Shareholder proposes to nominate for election as a director: (i) the name, age, business address and residential address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares in the capital of the Corporation which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; and (iv) any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws (as defined below); and

(b) as to the Nominating Shareholder giving the notice, any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Corporation and any other information relating to such Nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws.

The Corporation may require any proposed director nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed director nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder of the Corporation's understanding of the independence, or lack thereof, of such proposed director nominee.

10A.5 No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this Section 10A; provided, however, that nothing in this Section 10A shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of the Corporation of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Act. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

10A.6 For purposes of this Section 10A:

(a) "public announcement" shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Corporation under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com; and

(b) "Applicable Securities Laws" means the applicable securities legislation of each relevant province of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each province of Canada.

10A.7 Notwithstanding any other provision of this Section 10-A, notice given to the Secretary of the Corporation may only be given by personal delivery, facsimile transmission or by email (at such email address as is stipulated from time to time by the Secretary of the Corporation for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the aforesaid address) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Secretary of the Corporation at the address of the principal executive offices of the Corporation; provided that if such delivery or electronic communication is made on a day which is not a business day or later than 5:00 p.m. (Eastern time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the next subsequent day that is a business day.

10A.8 Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in this Section 10-A.

SECTION 11
NOTICES

11.1 Method of Giving Notices - Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the Regulations, the articles, the by-laws or otherwise to a shareholder, director, officer or member of a committee of the Board or to the auditors shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to such person's recorded address or if mailed to such person at such person's recorded address by prepaid ordinary or air mail or if sent to such person at such person's recorded address by facsimile or if provided to such person by electronic means in accordance with the Electronic Commerce Act, 2000 (Ontario).  A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been received by the addressee on the fifth day after mailing; and a notice so provided by electronic means (including by facsimile) shall be deemed to have been sent and received in the manner and at the time specified in the Electronic Commerce Act, 2000 (Ontario).  The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the Board in accordance with any information believed by the secretary to be reliable.

11.2 Notice to Joint Shareholders - If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice to one of such persons shall be sufficient notice to all of them.

11.3 Computation of Time - In computing the date when notice must be given under any provision requiring a specified number of days notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.

11.4 Undelivered Notices - If any notice given to a shareholder pursuant to Section 11.1 is returned on three consecutive occasions because such shareholder cannot be found, the Corporation shall not be required to give any further notices to such shareholder until such shareholder informs the Corporation in writing of such shareholder's new address.

11.5 Omissions and Errors - The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the Board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

11.6 Persons Entitled by Death or Operation of Law - Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom such person derives title to such share prior to such person's name and address being entered on the securities register (whether such notice was given before or after the happening of the event on which such person became so entitled) and prior to such person furnishing to the Corporation the proof of authority or evidence of entitlement provided by the Act.

11.7 Waiver of Notice - Any shareholder, (or such shareholder's duly appointed proxyholder), director, officer, auditors or member of a committee of the Board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to such person under the Act, the Regulations, the articles, the by-laws or otherwise and such waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in the giving or in the time of such notice, as the case may be.  Any such waiver or abridgement shall be in writing or by electronic means in accordance with the Electronic Commerce Act, 2000 (Ontario) except a waiver of notice of a meeting of shareholders or of the Board or of a committee of the Board which may be given in any manner.

SECTION 12
EFFECTIVE DATE

12.1 Effective Date  - This by-law shall be effective when made by the Board.

Enacted by the directors of the Corporation by resolution effective the 18th day of March 2021.

ENERGY FUELS INC.

to be held on May 26, 2021

at 10:00 a.m. MDT

via the Internet at https://web.lumiagm.com/255057223 (password: ef2021)

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/14/2021.

Please visit http://www.astproxyportal.com/ast/23865/, where the following materials are available for view:

- Notice of Annual and Special Meeting of Stockholders
- Management Information Circular and Proxy Statement
- Form of Electronic Proxy Card
- Annual Report

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)**
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

VIRTUALLY AT THE MEETING: The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/255057223 (password: ef2021) and be sure to have your control number available.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Directors:

NOMINEES:

1. J. Birks Bovaird
2. Mark S. Chalmers
3. Benjamin Eshleman III
4. Barbara A. Filas
5. Bruce D. Hansen
6. Dennis L. Higgs
7. Robert W. Kirkwood
8. Alexander G. Morrison

Please note that you cannot use this notice to vote by mail.

2. Appointment of Auditors
Appointment of KPMG LLP of Denver, Colorado, an independent registered public accounting firm, as the auditors of the Company for 2021, and to authorize the directors to fix the remuneration of the auditors, as set out on page 12 of the Management Information Circular and Proxy Statement.

3. Amendment and Extension of Equity Incentive Plan
If deemed advisable, ratification and approval of amendment and extension of the Company's Omnibus Equity Incentive Compensation Plan for a further three-year term, as set out on page 13 of the Management Information Circular and Proxy Statement.

4. Approval of Shareholder Rights Plan
If deemed advisable, ratification and approval of the Company's Shareholder Rights Plan for a three-year term, as set out on page 27 of the Management Information Circular and Proxy Statement.

5. Ratification and Approval of Amendment to By-Laws
If deemed advisable, ratification and approval of amendment to the Company's by-laws, as set out on page 32 of the Management Information Circular and Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR AND "FOR" PROPOSALS 2, 3, 4 AND 5.

0

ENERGY FUELS INC.

Proxy for Annual and Special Meeting of Shareholders on May 26, 2021

Solicited on Behalf of the Board of Directors

I/We, being holder(s) of Common Shares of Energy Fuels Inc. (the "Company"), hereby appoint: Mark S. Chalmers, President and Chief Executive Officer, or, failing him, David C. Frydenlund, Chief Financial Officer, or ______________________________________. Print the name of the person you are appointing if this person is someone other than the individuals listed above as proxyholder of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the below direction (or if no directions have been given, as the proxyholder sees fit) on all the following matters and any other matter that may properly come before the Annual and Special Meeting of Shareholders of the Company (the "Meeting"). Further details regarding the Meeting, the matters to be voted on at the Meeting and how to vote can be found in the Management Information Circular and Proxy Statement of the Company dated April 2, 2021 (the "Management Information Circular and Proxy Statement").

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF

ENERGY FUELS INC.

May 26, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/255057223 (password: ef2021) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/23865/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

052621

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR AND "FOR" PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

	Nominee	FOR	WITHHOLD
1.	J. Birks Bovaird	☐	☐
2.	Mark S. Chalmers	☐	☐
3.	Benjamin Eshleman III	☐	☐
4.	Barbara A. Filas	☐	☐
5.	Bruce D. Hansen	☐	☐
6.	Dennis L. Higgs	☐	☐
7.	Robert W. Kirkwood	☐	☐
8.	Alexander G. Morrison	☐	☐

2. Appointment of Auditors — FOR ☐ WITHHOLD ☐
Appointment of KPMG LLP of Denver, Colorado, an independent registered public accounting firm, as the auditors of the Company for 2021, and to authorize the directors to fix the remuneration of the auditors, as set out on page 12 of the Management Information Circular and Proxy Statement.

3. Amendment and Extension of Equity Incentive Plan — FOR ☐ AGAINST ☐ ABSTAIN ☐
If deemed advisable, ratification and approval of amendment and extension of the Company's Omnibus Equity Incentive Compensation Plan for a further three-year term, as set out on page 13 of the Management Information Circular and Proxy Statement.

4. Approval of Shareholder Rights Plan — FOR ☐ AGAINST ☐ ABSTAIN ☐
If deemed advisable, ratification and approval of the Company's Shareholder Rights Plan for a three-year term, as set out on page 27 of the Management Information Circular and Proxy Statement.

5. Ratification and Approval of Amendment to By-Laws — FOR ☐ AGAINST ☐ ABSTAIN ☐
If deemed advisable, ratification and approval of amendment to the Company's by-laws, as set out on page 32 of the Management Information Circular and Proxy Statement.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted "FOR" for all proposals by management's appointees or, if you appoint another proxyholder, as that other proxyholder sees fit. On any amendments or variations proposed or any new business properly submitted before the Meeting, I/We authorize you to vote as you see fit.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF

ENERGY FUELS INC.

May 26, 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/23865/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

052621

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR AND "FOR" PROPOSALS 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Election of Directors:

	FOR	WITHHOLD
1. J. Birks Bovaird	☐	☐
2. Mark S. Chalmers	☐	☐
3. Benjamin Eshleman III	☐	☐
4. Barbara A. Filas	☐	☐
5. Bruce D. Hansen	☐	☐
6. Dennis L. Higgs	☐	☐
7. Robert W. Kirkwood	☐	☐
8. Alexander G. Morrison	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. Appointment of Auditors — FOR ☐ WITHHOLD ☐
Appointment of KPMG LLP of Denver, Colorado, an independent registered public accounting firm, as the auditors of the Company for 2021, and to authorize the directors to fix the remuneration of the auditors, as set out on page 12 of the Management Information Circular and Proxy Statement.

3. Amendment and Extension of Equity Incentive Plan — FOR ☐ AGAINST ☐ ABSTAIN ☐
If deemed advisable, ratification and approval of amendment and extension of the Company's Omnibus Equity Incentive Compensation Plan for a further three-year term, as set out on page 13 of the Management Information Circular and Proxy Statement.

4. Approval of Shareholder Rights Plan — FOR ☐ AGAINST ☐ ABSTAIN ☐
If deemed advisable, ratification and approval of the Company's Shareholder Rights Plan for a three-year term, as set out on page 27 of the Management Information Circular and Proxy Statement.

5. Ratification and Approval of Amendment to By-Laws — FOR ☐ AGAINST ☐ ABSTAIN ☐
If deemed advisable, ratification and approval of amendment to the Company's by-laws, as set out on page 32 of the Management Information Circular and Proxy Statement.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted "FOR" for all proposals by management's appointees or, if you appoint another proxyholder, as that other proxyholder sees fit. On any amendments or variations proposed or any new business properly submitted before the Meeting, I/We authorize you to vote as you see fit.**

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.